UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22025

Voya Separate Portfolios Trust

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: March 31

Date of reporting period: March 31, 2024

Item 1. Reports to Stockholders.

(a)            The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

March 31, 2024

Classes A, I, R6 and W

Fixed-Income Fund

■	Voya Investment Grade Credit Fund

Effective January 24, 2023, the U.S. Securities and Exchange Commission adopted rule and form amendments to require mutual funds to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information deemed important for investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Fund’s Forms NPORT-P are available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

Benchmark Descriptions

Index	Description
Bloomberg U.S. Corporate Bond Index	The index is the Corporate component of the U.S. Credit Index. It includes publicly-issued U.S. corporate and secured notes that meet the specified maturity, liquidity, and quality requirements. The Index includes corporate sectors including Industrial, Utility, and Finance.

1

Voya Investment Grade Credit Fund	Portfolio Managers’ Report

Investment Type Allocation as of March 31, 2024 (as a percentage of net assets)
Corporate Bonds/Notes	93.7%
U.S. Treasury Obligations	4.2%
Assets in Excess of Other Liabilities*	2.1%
Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

Voya Investment Grade Credit Fund (the “Fund”) seeks to maximize total return. Total return is a combination of income and capital appreciation. The Fund is managed by Anil Katarya, CFA, and Travis King, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended March 31, 2024, the Fund’s Class A shares returned 4.14%, compared to the Bloomberg U.S. Corporate Bond Index (the “Index” or “Bloomberg U.S. Corporate”), which returned 4.43% for the same period.

Portfolio Specifics: For the reporting period, the Fund outperformed the Index before deducting fees and operating expenses but underperformed on a net asset value basis. Outperformance was driven by security selection across financials, industrials and utilities. Within financials, banking was the largest contributor as the Fund was underweight in regional banks leading into the regional bank crisis in March 2023. This allowed us to take advantage and add exposure to select regional banks at very attractive levels. The Fund's exposure to money center banks, as well as insurance and finance companies, also added to relative returns. Within industrials, top contributors came from holdings in pharmaceuticals and healthcare, technology, energy and transportation. Sector allocation detracted from relative results driven by the Fund's holdings in treasuries and cash, which acted as a drag on performance.

Top Ten Holdings as of March 31, 2024* (as a percentage of net assets)
United States Treasury Notes, 4.000%, 02/15/34	1.6%
JPMorgan Chase & Co., 5.336%, 01/23/35	1.1%
United States Treasury Bonds, 4.750%, 11/15/53	0.9%
Morgan Stanley, 5.942%, 02/07/39	0.6%
UBS AG, 5.125%, 05/15/24	0.6%
Bank of America Corp., 5.872%, 09/15/34	0.6%
United States Treasury Bonds, 4.500%, 02/15/44	0.6%
United States Treasury Notes, 4.250%, 03/31/29	0.6%
Sprint Capital Corp., 8.750%, 03/15/32	0.5%
Morgan Stanley, 1.512%, 07/20/27	0.5%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: In our view, the macro outlook remains supportive, with strong data suggesting corporate fundamental factors will remain solid, and a backstop of U.S. Federal Reserve rate cuts should growth slow. The timing and pace of Fed rate cuts remains uncertain, but the repricing of expectations by the market and the subsequent move higher in rates added to the attractiveness of U.S. investment grade (“IG”) yields. Earnings kick off mid-April for 1Q24 and are, in our opinion, expected to continue to expand throughout 2024, with tech earnings coming off the highs and ex-Tech S&P numbers set to improve. Net leverage improved in the fourth quarter as companies built cash balances, while share buybacks ticked up but remain below 2021 levels. Ratings trends continue to be positive overall, although the number of BBB- bonds on negative outlook grew, suggesting possible more fallen angels later in the year. Overall, we believe fundamental factors remain solid and will continue to improve, but will unlikely be a key driver of spreads in the near term.

Market technical factors have shifted positive as continued strong demand for IG coupled with an expected slowdown in new issuance will support spreads. The first quarter saw record new issuance despite a lower-than-expected new issue calendar in March. The new supply was well-absorbed, however, as strong inflows continued into the asset class, providing support for spreads. We expect this trend to continue given the back-up in yields to over 5.5% and subsequent heavy demand from yield-based buyers.

We continue to like IG from a yield perspective, but spreads at current levels remain less compelling and continue to warrant a defensive stance. IG spreads closed 9 basis points (“bp”) tighter on the quarter, hitting year-to-date tights of 88 bp late in the period. We continue expect spreads to trade in a fairly tight range in the near term and prefer to maintain a more defensive risk posture in the Fund given continued uncertainties over Fed policy. In our view, banking continues to look attractive relative to industrials despite its strong start to the year, while insurance continues to provide attractive relative value opportunities. We continue to like utilities but remain tactical in the sector given heavy new issuance and increased liquidity. Within industrials, we are leaning away from tighter-trading sectors with elevated merger and acquisition risk. We remain modestly overweight to BBB-rated issuers from a quality standpoint and see more value in the front and intermediate segments than in longer-dated bonds given the flatness of the credit curve.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

2

Portfolio Managers’ Report	Voya Investment Grade Credit Fund

Average Annual Total Returns for the Periods Ended March 31, 2024
	1 Year	5 Year	Since Inception of Classes A, I, R6 August 3, 2016	Since Inception of Class W August 1, 2017
Including Sales Charge:
Class A(1)	1.49%	1.03%	1.58%	—
Class I	4.28%	1.81%	2.17%	—
Class R6	4.41%	1.81%	2.17%	—
Class W	4.06%	1.72%	—	1.82%
Excluding Sales Charge:
Class A	4.14%	1.54%	1.91%	—
Class I	4.28%	1.81%	2.17%	—
Class R6	4.41%	1.81%	2.17%	—
Class W	4.06%	1.72%	—	1.82%
Bloomberg U.S. Corporate	4.43%	1.52%	1.74%	1.86%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Investment Grade Credit Fund against the index indicated. The index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 2.50%.

3

SHAREHOLDER EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2023 to March 31, 2024. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value October 1, 2023	Ending Account Value March 31, 2024	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2024*	Beginning Account Value October 1, 2023	Ending Account Value March 31, 2024	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2024*
Class A	$1,000.00	$1,077.40	0.91%	$4.73	$1,000.00	$1,020.45	0.91%	$4.60
Class I	1,000.00	1,078.80	0.66	3.43	1,000.00	1,021.70	0.66	3.34
Class R6	1,000.00	1,078.90	0.64	3.33	1,000.00	1,021.80	0.64	3.23
Class W	1,000.00	1,075.40	0.66	3.42	1,000.00	1,021.70	0.66	3.34

*	Expenses are equal to the Fund’s annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half-year.

4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya Investment Grade Credit Fund and the Board of Trustees of Voya Separate Portfolios Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Voya Investment Grade Credit Fund (the “Fund”) (one of the funds constituting Voya Separate Portfolios Trust (the “Trust”)), including the portfolio of investments, as of March 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Voya Separate Portfolios Trust) at March 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 2019.

Boston, Massachusetts

May 30, 2024

5

STATEMENT OF ASSETS AND LIABILITIES as of March 31, 2024

ASSETS:
Investments in securities at fair value+*	$59,096,123
Short-term investments at fair value†	2,034,773
Cash	1,173,428
Cash collateral for futures contracts	174,136
Receivables:
Investment securities sold	2,291,031
Fund shares sold	61,185
Interest	624,805
Prepaid expenses	37,047
Reimbursement due from Investment Adviser	109,586
Other assets	5,898
Total assets	65,608,012

LIABILITIES:
Income distribution payable	1,267
Payable for investment securities purchased	2,989,245
Payable for fund shares redeemed	96,843
Payable upon receipt of securities loaned	2,034,773
Payable for investment management fees	24,431
Payable for distribution and shareholder service fees	191
Payable to trustees under the deferred compensation plan (Note 6)	5,898
Payable for trustee fees	237
Other accrued expenses and liabilities	87,648
Total liabilities	5,240,533
NET ASSETS	$60,367,479

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$104,167,924
Total distributable loss	(43,800,445)
NET ASSETS	$60,367,479

+ Including securities loaned at value	$2,006,372
* Cost of investments in securities	$58,365,649
† Cost of short-term investments	$2,034,773

See Accompanying Notes to Financial Statements

6

STATEMENT OF ASSETS AND LIABILITIES as of March 31, 2024 (continued)

Class A
Net assets	$907,320
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	99,290
Net asset value and redemption price per share†	$9.14
Maximum offering price per share (2.50%)(1)	$9.37

Class I
Net assets	$57,994,326
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	6,337,458
Net asset value and redemption price per share	$9.15

Class R6
Net assets	$485,483
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	53,115
Net asset value and redemption price per share	$9.14

Class W
Net assets	$980,350
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	107,713
Net asset value and redemption price per share	$9.10

(1)	Maximum offering price is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
†	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

7

STATEMENT OF OPERATIONS for the year ended March 31, 2024

INVESTMENT INCOME:
Dividends	$2,475
Interest, net of foreign taxes withheld*	5,047,371
Securities lending income, net	7,028
Other	872
Total investment income	5,057,746
EXPENSES:
Investment management fees	473,993
Distribution and shareholder service fees:
Class A	2,151
Transfer agent fees:
Class A	1,830
Class I	53,003
Class R6	985
Class W	63,596
Shareholder reporting expense	34,066
Registration fees	106,310
Professional fees	43,152
Custody and accounting expense	83,373
Trustee fees	2,370
Miscellaneous expense	26,572
Interest expense	4,201
Total expenses	895,602
Waived and reimbursed fees	(269,756)
Net expenses	625,846
Net investment income	4,431,900
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(8,432,003)
Futures	751,598
Swaps	1,291
Net realized loss	(7,679,114)
Net change in unrealized appreciation (depreciation) on:
Investments	3,195,918
Futures	126,562
Net change in unrealized appreciation (depreciation)	3,322,480
Net realized and unrealized loss	(4,356,634)
Increase in net assets resulting from operations	$75,266
* Foreign taxes withheld	$472

See Accompanying Notes to Financial Statements

8

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2024	March 31, 2023
FROM OPERATIONS:
Net investment income	$4,431,900	$10,023,958
Net realized loss	(7,679,114)	(33,562,172)
Net change in unrealized appreciation (depreciation)	3,322,480	9,347,417
Increase (decrease) in net assets resulting from operations	75,266	(14,190,797)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(38,623)	(28,185)
Class I	(2,618,699)	(1,505,686)
Class P(1)	—	(6,117,614)
Class R6	(388,662)	(389,668)
Class SMA(2)	—	(134,318)
Class W	(1,313,077)	(1,683,946)
Total distributions	(4,359,061)	(9,859,417)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	56,359,544	115,909,789
Reinvestment of distributions	4,324,569	9,307,748
	60,684,113	125,217,537
Cost of shares redeemed	(110,539,222)	(198,827,298)
Net decrease in net assets resulting from capital share transactions	(49,855,109)	(73,609,761)
Net decrease in net assets	(54,138,904)	(97,659,975)
NET ASSETS:
Beginning of year or period	114,506,383	212,166,358
End of year or period	$60,367,479	$114,506,383

(1)	Class P was fully redeemed on close of business March 30, 2023.
(2)	Class SMA was fully redeemed on close of business March 31, 2023.

See Accompanying Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less Distributions							Ratios to average net assets				Supplemental Data

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
03-31-24	9.18	0.40	•	(0.04)	0.36	0.40	—	—	0.40	—	9.14	4.14	1.28	0.91	0.91	4.43	907	432
03-31-23	10.18	0.31	•	(1.01)	(0.70)	0.30	—	—	0.30	—	9.18	(6.83)	0.98	0.90	0.90	3.32	890	269
03-31-22	11.04	0.20	•	(0.71)	(0.51)	0.22	0.12	0.01	0.35	—	10.18	(4.85)	1.06	0.90	0.90	1.84	934	259
03-31-21	10.60	0.22	•	1.02	1.24	0.24	0.56	—	0.80	—	11.04	11.53	1.03	0.90	0.90	1.90	1,329	349
03-31-20	10.68	0.28	•	0.25	0.53	0.29	0.32	—	0.61	—	10.60	4.80	1.05	0.90	0.90	2.55	421	553
Class I
03-31-24	9.20	0.42	•	(0.04)	0.38	0.43	—	—	0.43	—	9.15	4.28	0.92	0.66	0.66	4.68	57,994	432
03-31-23	10.19	0.33	•	(1.00)	(0.67)	0.32	—	—	0.32	—	9.20	(6.48)	0.66	0.65	0.65	3.60	50,092	269
03-31-22	11.05	0.23	•	(0.72)	(0.49)	0.24	0.12	0.01	0.37	—	10.19	(4.60)	0.66	0.65	0.65	2.11	35,622	259
03-31-21	10.61	0.24	•	1.03	1.27	0.27	0.56	—	0.83	—	11.05	11.80	0.64	0.64	0.64	2.11	20,147	349
03-31-20	10.68	0.32	•	0.25	0.57	0.32	0.32	—	0.64	—	10.61	5.16	0.65	0.65	0.65	2.84	1,595	553
Class R6
03-31-24	9.18	0.42	•	(0.03)	0.39	0.43	—	—	0.43	—	9.14	4.41	0.83	0.64	0.64	4.68	485	432
03-31-23	10.18	0.34	•	(1.02)	(0.68)	0.32	—	—	0.32	—	9.18	(6.58)	0.66	0.63	0.63	3.70	12,222	269
03-31-22	11.04	0.24	•	(0.72)	(0.48)	0.25	0.12	0.01	0.38	—	10.18	(4.59)	1.27	0.63	0.63	2.20	521	259
03-31-21	10.61	0.27	•	0.99	1.26	0.27	0.56	—	0.83	—	11.04	11.72	1.41	0.63	0.63	2.28	80	349
03-31-20	10.68	0.31	•	0.27	0.58	0.33	0.32	—	0.65	—	10.61	5.18	1.35	0.63	0.63	2.82	87	553
Class W
03-31-24	9.17	0.42	•	(0.06)	0.36	0.43	—	—	0.43	—	9.10	4.06	1.03	0.66	0.66	4.66	980	432
03-31-23	10.16	0.34	•	(1.01)	(0.67)	0.32	—	—	0.32	—	9.17	(6.52)	0.73	0.65	0.65	3.70	51,301	269
03-31-22	11.02	0.23	•	(0.72)	(0.49)	0.24	0.12	0.01	0.37	—	10.16	(4.62)	0.81	0.65	0.65	2.10	386	259
03-31-21	10.59	0.25	•	1.01	1.26	0.27	0.56	—	0.83	—	11.02	11.72	0.78	0.65	0.65	2.16	327	349
03-31-20	10.67	0.31	•	0.25	0.56	0.32	0.32	—	0.64	—	10.59	5.07	0.80	0.65	0.65	2.83	3	553

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.
•	Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements

10

NOTES TO FINANCIAL STATEMENTS as of March 31, 2024

NOTE 1 — ORGANIZATION

Voya Separate Portfolios Trust (the “Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized on March 2, 2007 and was established under a Declaration of Trust dated March 2, 2007. It consists of fifteen separately managed series. This report is for Voya Investment Grade Credit Fund (“Investment Grade Credit” or the “Fund”), a diversified series of the Trust.

The Fund offers the following classes of shares: Class A, Class I, Class R6 and Class W. The separate classes of shares differ principally in the type of shareholder permitted to invest in each class and in the applicable sales charges (if any), transfer agent fees, distribution fees and shareholder servicing fees, as well as differences in the amount of waiver fees and reimbursement of expenses, if any. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/ losses from a fund pro rata based on the daily ending net assets of each class, without discrimination between share classes. Expenses that are specific to a fund or class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Dividends are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of the distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution, and shareholder servicing fees, if applicable, as well as differences in the amount of waiver of fees and reimbursement of expenses between the share classes, if any.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to the Fund. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Fund.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A. Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern Time unless otherwise designated by the CTA). The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.

Portfolio securities for which market quotations are readily available are valued at market value. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. The prospectuses of the open-end registered investment companies in which the Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Foreign securities’ prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close.

When a market quotation for a portfolio security is not readily available or is deemed unreliable (for example when trading has been halted or there are unexpected market closures or other material events that would suggest that the market quotation is unreliable) and for purposes of determining the value of other Fund assets, the asset is priced at its fair value. The Board has designated the Investment Adviser, as the valuation designee, to make fair value determinations in good faith. In determining the fair value of the Fund’s assets, the Investment Adviser, pursuant to its fair valuation policy, may consider inputs from pricing service providers, broker-dealers, or the Fund’s sub-adviser(s). Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of an asset’s fair value. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. The prices of foreign securities will generally be adjusted based on inputs from

11

NOTES TO FINANCIAL STATEMENTS as of March 31, 2024 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

an independent pricing service that are intended to reflect valuation changes through the NYSE close. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.

The Fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 — quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date.

Level 2 — inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads).

Level 3 — unobservable inputs (including the fund’s own assumptions in determining fair value).

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

A table summarizing the Fund’s investments under these levels of classification is included within the Portfolio of Investments.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included within the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when the Fund has a significant amount of Level 3 investments.

B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Premium amortization and discount accretion are determined by the effective yield method.

C. Risk Exposures and the Use of Derivative Instruments. The Fund pursues its investment objectives by purchasing derivative instruments, including, but not limited to, futures contracts. In doing so, the Fund will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.

In pursuit of its investment objectives, the Fund may seek to increase or decrease its exposure to the following market or credit risk factors:

Interest Rate Risk. A rise in market interest rates generally results in a fall in the value of bonds and other debt instruments; conversely, values generally rise as market interest rates fall. Interest rate risk is generally greater for debt instruments than floating-rate instruments. The

12

NOTES TO FINANCIAL STATEMENTS as of March 31, 2024 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is to changes in market interest rates. Duration is a measure of sensitivity of the price of a debt instrument to a change in interest rate. The U.S. has recently experienced a rising market interest rate environment, which may increase the Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates have unpredictable effects on the markets and may expose debt and related markets to heightened volatility. To the extent that a mutual fund invests in debt instruments, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause a fund to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in debt markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in debt markets. Further, recent and potential future changes in government policy may affect interest rates. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose debt and related markets to heightened volatility. Changes to monetary policy by the U.S. Federal Reserve Board or other regulatory actions could expose debt and related markets to heightened volatility, interest rate sensitivity, and reduced liquidity, which may impact operations and return potential.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Fund is using derivatives to decrease or hedge exposures to market or credit risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.

Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter (“OTC”), with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause the Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, the Fund generally enters into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by the Fund and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Fund may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum

13

NOTES TO FINANCIAL STATEMENTS as of March 31, 2024 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

The Fund’s master agreements with derivative counterparties have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s NAV, which could cause the Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Fund’s Master Agreements.

D. Futures Contracts. The Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses and, if any, shown as variation margin receivable or payable on futures contracts on the Statement of Assets and Liabilities. Open futures contracts, if any, are reported on a table within the Fund’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements, if any, on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Fund’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Fund’s Statement of Operations. Realized gains (losses) are reported in the Fund’s Statement of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended March 31, 2024, the Fund had both purchased and sold futures contracts on various bonds and notes to gain exposure to different parts of the yield curve to assist the Fund with its duration strategy. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended March 31, 2024, the Fund had an average notional value of $14,438,759 and $11,939,094 on futures contracts purchased and sold, respectively. Please refer to the table within the Portfolio of Investments for open futures contracts at March 31, 2024.

E. Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. The Fund distributes capital gains, if any, annually. The Fund declares dividends daily and pays dividends monthly. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.

F. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.

The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

G. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent

14

NOTES TO FINANCIAL STATEMENTS as of March 31, 2024 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H. Restricted Securities. The Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets.

Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.

I. Swap Agreements. The Fund may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). Swap agreements are privately negotiated in the OTC market and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”).

The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in market value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. The Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported within the Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on the Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by the Fund when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on the Statement of Operations upon termination or maturity of the swap. The Fund also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Portfolio of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statement of Operations. Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on the Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

15

NOTES TO FINANCIAL STATEMENTS as of March 31, 2024 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, the Fund will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, the Fund may execute these contracts to manage its exposure to the market or certain sectors of the market. The Fund may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

The Fund may sell credit default swaps which expose the Fund to the risk of loss from credit risk related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/ moratorium. If the Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed following the Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/ performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that the Fund as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

During the year ended March 31, 2024, the Fund had bought credit protection on credit default swap indices (“CDX”) with an average notional amount of $6,559,000 to hedge the credit risk associated with various sectors within the credit market. A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. There were no open credit default swaps to buy or sell protection at March 31, 2024.

J. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended March 31, 2024, the cost of purchases and the proceeds from the sales of securities excluding short-term and U.S. government securities, were as follows:

16

NOTES TO FINANCIAL STATEMENTS as of March 31, 2024 (continued)

NOTE 3 — INVESTMENT TRANSACTIONS (continued)

Purchases	Sales
$214,183,776	$259,862,598

U.S. government securities not included above were as follows:

Purchases	Sales
$188,296,442	$189,312,770

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM provides investment advice for the Fund and is paid by the Investment Adviser based on the average daily net assets of the Fund. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Class A shares of the Fund have a plan (the “Plan”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution and/or shareholder servicing of the Fund’s Class A shares (“Distribution and/or Service Fees”). Pursuant to the Plan, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of the Fund’s Class A shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any Distribution and/or Service Fees paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plan, Class A shares of the Fund pay the Distributor a Distribution and/or Service Fee based on average daily net assets at the rate of 0.25%.

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of

Class A shares of the Fund and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A shares. For the year ended March 31, 2024, the Distributor retained the following amounts in sales charges:

Class A
Initial Sales Charges:	$42

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At March 31, 2024, there were no direct or indirect, wholly-owned subsidiaries of Voya Financial Inc. or affiliated investment companies that owned more than 5% of the Fund.

The Fund has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). When the Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, this results in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

The Fund may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended March 31, 2024, the Fund did not pay any amounts for affiliated recordkeeping services.

NOTE 7 — EXPENSE LIMITATION AGREEMENT

Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”) between the Investment Adviser and the Trust, on behalf of the Fund, the Investment Adviser has agreed to limit expenses of the Fund, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:

Class A	Class I	Class R6	Class W
0.90%	0.65%	0.63%	0.65%

The Investment Adviser may at a later date recoup from the Fund for class specific fees waived and/or other expenses

17

NOTES TO FINANCIAL STATEMENTS as of March 31, 2024 (continued)

NOTE 7 — EXPENSE LIMITATION AGREEMENT (continued)

reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.

As of March 31, 2024, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates, are as follows:

March 31,
2025	2026	2027	Total
$3,093	$8,868	$165,922	$177,883

In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser and the related expiration dates, as of March 31, 2024, are as follows:

	March 31,
	2025	2026	2027	Total
Class A	$1,987	$865	$1,683	$4,535
Class I	—	—	43,539	43,539
Class R6	2,567	2,112	976	5,655
Class W	743	33,535	57,636	91,914

The Expense Limitation Agreement is contractual through August 1, 2024 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 8 — LINE OF CREDIT

Effective June 12, 2023, the Fund, in addition to certain other funds managed by the Investment Adviser, entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through June 10, 2024. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to June 12, 2023, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through June 12, 2023. Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The Fund utilized the line of credit during the year ended March 31, 2024 as follows:

Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
1	$23,892,000	6.33%

18

NOTES TO FINANCIAL STATEMENTS as of March 31, 2024 (continued)

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Class A
3/31/2024	11,701	—	4,294	(13,655)	—	2,340	105,548	—	38,621	(122,452)	—	21,717
3/31/2023	16,984	—	3,082	(14,843)	—	5,223	156,142	—	28,154	(138,567)	—	45,729
Class I
3/31/2024	2,747,115	—	289,017	(2,145,987)	—	890,145	24,942,544	—	2,602,096	(19,149,181)	—	8,395,459
3/31/2023	3,084,593	—	164,281	(1,297,274)	—	1,951,600	28,524,232	—	1,501,966	(11,914,702)	—	18,111,496
Class P(1)
3/31/2024	—	—	—	—	—	—	—	—	—	—	—	—
3/31/2023	—	—	623,799	(17,410,296)	—	(16,786,497)	—	—	5,704,378	(160,063,433)	—	(154,359,055)
Class R6
3/31/2024	1,053,026	—	41,186	(2,371,808)	—	(1,277,596)	9,690,734	—	371,374	(20,943,109)	—	(10,881,001)
3/31/2023	1,531,753	—	42,819	(295,004)	—	1,279,568	14,488,394	—	389,633	(2,714,362)	—	12,163,665
Class SMA(2)
3/31/2024	—	—	—	—	—	—	—	—	—	—	—	—
3/31/2023	79,599	—	—*	(457,179)	—	(377,580)	736,366	—	—*	(4,176,800)	—	(3,440,434)
Class W
3/31/2024	2,351,432	—	146,249	(7,985,486)	—	(5,487,805)	21,620,718	—	1,312,478	(70,324,480)	—	(47,391,284)
3/31/2023	7,542,667	—	185,648	(2,170,739)	—	5,557,576	72,004,655	—	1,683,617	(19,819,434)	—	53,868,838

*	Share amount is less than 0.500 per share of $0.50.
(1)	Class P was fully redeemed on close of business March 30, 2023.

(2)	Class SMA was fully redeemed on close of business March 31, 2023.

NOTE 10 — SECURITIES LENDING

Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Fund can lend its securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the Market Close of the Fund at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Fund on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Fund bears the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.

Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.

Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a fund.

The following is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of March 31, 2024:

19

NOTES TO FINANCIAL STATEMENTS as of March 31, 2024 (continued)

NOTE 10 — SECURITIES LENDING (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BNP Paribas	$181,293	$(181,293)	$—
BNP Paribas Prime Brokerage Int’l Ltd.	212,039	(212,039)	—
Citigroup Global Markets Inc.	46,943	(46,943)	—
Daiwa Capital Markets America Inc.	103,663	(103,663)	—
Goldman, Sachs & Co. LLC	361,390	(361,390)	—
HSBC Securities (USA) Inc.	123,804	(123,804)	—
J.P. Morgan Securities LLC	2,568	(2,568)	—
Morgan Stanley & Co. LLC	21,060	(21,060)	—
National Bank Financial Inc.	53,045	(53,045)	—
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
National Financial Services LLC	$27,557	$(27,557)	$—
NatWest Markets Securities Inc.	47,533	(47,533)	—
Scotia Capital (USA) Inc.	27,421	(27,421)	—
TD Securities (USA) Inc.	43,871	(43,871)	—
TD Securities Inc.	46,750	(46,750)	—
Truist Securities Inc.	173,473	(173,473)	—
UBS AG	41,828	(41,828)	—
US Bancorp Investments	492,134	(492,134)	—
Total	$2,006,372	$(2,006,372)	$—

(1)	Cash collateral with a fair value of $2,034,773 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of futures contracts, paydowns, straddle loss deferrals and wash sale deferrals.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

Year Ended March 31, 2024	Year Ended March 31, 2023
Ordinary Income	Ordinary Income
$4,359,061	$9,859,417

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of March 31, 2024 were:

Undistributed	Unrealized				Total
Ordinary	Appreciation/	Capital Loss Carryforwards			Distributable
Income	(Depreciation)	Amount	Character	Other	Earnings/(Loss)
$163,848	$(799,551)	$(12,999,448)	Short-term	$(1,267)	$(43,800,445)
		(30,164,027)	Long-term
$(43,163,475)

The Fund’s major tax jurisdictions are U.S. federal and Arizona state.

20

NOTES TO FINANCIAL STATEMENTS as of March 31, 2024 (continued)

NOTE 11 — FEDERAL INCOME TAXES (continued)

As of March 31, 2024, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.

NOTE 12 — LONDON INTERBANK OFFERED RATE (“LIBOR”)

The London Interbank Offered Rate (“LIBOR”) was the offered rate for short-term Eurodollar deposits between major international banks. The terms of investments, financings or other transactions (including certain derivatives transactions) to which the Fund may be a party have historically been tied to LIBOR. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. Alternative reference rates to LIBOR have been established in most major currencies and markets in these new rates are continuing to develop. The transition away from LIBOR to the use of replacement rates has gone relatively smoothly on the Fund and the financial instruments in which it invests; however, longer-term impacts are still uncertain.

In addition, interest rates or other types of rates and indices which are classed as “benchmarks” have been the subject of ongoing national and international regulatory reform, including under the European Union regulation on indices used as benchmarks in financial instruments and financial contracts (known as the “Benchmarks Regulation”). The Benchmarks Regulation has been enacted into United Kingdom law by virtue of the European Union (Withdrawal) Act 2018 (as amended), subject to amendments made by the Benchmarks (Amendment and Transitional Provision) (EU Exit) Regulations 2019 (SI 2019/657) and other statutory instruments. Following the implementation of these reforms, the manner of administration of benchmarks has changed and may further change in the future, with the result that relevant benchmarks may perform differently than in the past, the use of benchmarks that are not compliant with the new standards by certain supervised entities may be restricted, and certain benchmarks may be eliminated entirely. Such changes could cause increased market volatility and disruptions in liquidity for instruments that rely on or are impacted by such benchmarks. Additionally, there could be other consequences which cannot be predicted.

NOTE 13 — LIQUIDITY

Consistent with Rule 22e-4 under the 1940 Act, the Fund has established a liquidity risk management program to govern its approach to managing liquidity risk (the “Program”). The Board has approved the designation of the Fund’s Investment Adviser, Voya Investments, as the program administrator (the “Program Administrator”). The Program Administrator is responsible for implementing and monitoring the Program and has formed a Liquidity Risk Management Committee (the “Committee”) to assess and review, on an ongoing basis, the Fund’s liquidity risk.

The Program includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of liquidity risk factors and the periodic classification (or re-classification, as necessary) of the Fund’s investments into buckets (highly liquid, moderately liquid, less liquid and illiquid) that reflect the Committee’s assessment of the investments’ liquidity under current market conditions. The Committee also utilizes Fund-specific data, including information regarding the Fund’s shareholder base, characteristics of its investments, access to borrowing arrangements and historical redemptions to determine whether the Fund will be able to meet its redemption obligations in a timely manner.

During the period covered by the annual assessment, January 1, 2023 through December 31, 2023, the Program supported the Fund’s ability to honor redemption requests in a timely manner and the Program Administrator’s management of the Fund’s liquidity risk, including during any periods of market volatility and net redemptions.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks.

NOTE 14 — MARKET DISRUPTION AND GEOPOLITICAL

The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and global economies

21

NOTES TO FINANCIAL STATEMENTS as of March 31, 2024 (continued)

NOTE 14 — MARKET DISRUPTION AND GEOPOLITICAL (continued)

and markets, generally. For example, the COVID-19 pandemic resulted in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. The economic impacts of COVID-19 have created a unique challenge for real estate markets. Many businesses have either partially or fully transitioned to a remote-working environment and this transition may negatively impact the occupancy rates of commercial real estate over time. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of investments, including beyond the direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions, and resulting market disruptions are impossible to predict and could be substantial. A number of U.S. domestic banks and foreign (non-U.S.) banks have recently experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the U.S. or foreign (non-U.S.) economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign (non-U.S.) financial institutions and economies. These events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund’s investments. Any of these occurrences could disrupt the operations of the Fund and of the Fund’s service providers.

NOTE 15 — SUBSEQUENT EVENTS

Dividends: Subsequent to March 31, 2024, the Fund declared dividends from net investment income of:

	Per Share Amount	Payable Date	Record Date
Class A	$0.0342	May 1, 2024	Daily
Class I	$0.0362	May 1, 2024	Daily
Class R6	$0.0363	May 1, 2024	Daily
Class W	$0.0360	May 1, 2024	Daily

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

22

Voya Investment Grade Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 93.7%
	Basic Materials: 2.5%
93,000	Air Products and Chemicals, Inc., 4.850%, 02/08/2034	$92,065	0.2
200,000 (1)(2)	Anglo American Capital PLC, 5.500%, 05/02/2033	199,074	0.3
62,000	BHP Billiton Finance USA Ltd., 4.900%, 02/28/2033	61,505	0.1
106,000	BHP Billiton Finance USA Ltd., 5.250%, 09/08/2030	107,850	0.2
130,000	BHP Billiton Finance USA Ltd., 5.250%, 09/08/2033	131,582	0.2
30,000	BHP Billiton Finance USA Ltd., 5.500%, 09/08/2053	31,026	0.1
78,000	Dow Chemical Co., 4.375%, 11/15/2042	66,743	0.1
100,000 (2)	Glencore Funding LLC, 5.371%, 04/04/2029	100,233	0.2
52,000 (2)	Glencore Funding LLC, 5.634%, 04/04/2034	52,166	0.1
30,000 (2)	Glencore Funding LLC, 5.893%, 04/04/2054	30,421	0.0
40,000 (2)	Newmont Corp. / Newcrest Finance Pty Ltd., 3.250%, 05/13/2030	36,190	0.1
48,000 (2)	Newmont Corp. / Newcrest Finance Pty Ltd., 4.200%, 05/13/2050	39,646	0.1
48,000	Nucor Corp., 4.300%, 05/23/2027	47,070	0.1
199,000	Nutrien Ltd., 2.950%, 05/13/2030	177,567	0.3
26,000	Nutrien Ltd., 4.900%, 03/27/2028	25,877	0.0
12,000	Nutrien Ltd., 5.800%, 03/27/2053	12,261	0.0
10,000	Nutrien Ltd., 5.875%, 12/01/2036	10,407	0.0
25,000	Nutrien Ltd., 5.950%, 11/07/2025	25,215	0.0
76,000	Rio Tinto Finance USA PLC, 5.125%, 03/09/2053	73,920	0.1
102,000	RPM International, Inc., 2.950%, 01/15/2032	86,418	0.1
52,000	Sherwin-Williams Co., 4.500%, 06/01/2047	45,492	0.1
72,000 (1)	Westlake Corp., 3.125%, 08/15/2051	46,684	0.1
		1,499,412	2.5

	Communications: 7.5%
18,000	Amazon.com, Inc., 2.100%, 05/12/2031	15,271	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications: (continued)
67,000	Amazon.com, Inc., 3.100%, 05/12/2051	$48,159	0.1
61,000	Amazon.com, Inc., 3.250%, 05/12/2061	42,889	0.1
144,000	AT&T, Inc., 3.500%, 06/01/2041	112,474	0.2
176,000	AT&T, Inc., 3.500%, 09/15/2053	124,271	0.2
52,000	AT&T, Inc., 3.650%, 09/15/2059	36,233	0.1
301,000	AT&T, Inc., 3.800%, 12/01/2057	218,108	0.4
130,000 (2)	CCO Holdings LLC / CCO Holdings Capital Corp., 4.500%, 06/01/2033	101,660	0.2
35,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 3.850%, 04/01/2061	20,790	0.0
98,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 3.950%, 06/30/2062	59,200	0.1
107,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 4.400%, 12/01/2061	69,956	0.1
220,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 4.800%, 03/01/2050	162,991	0.3
105,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 5.250%, 04/01/2053	83,248	0.1
45,000	Cisco Systems, Inc., 4.800%, 02/26/2027	45,087	0.1
90,000 (1)	Cisco Systems, Inc., 4.850%, 02/26/2029	90,707	0.2
112,000	Cisco Systems, Inc., 4.950%, 02/26/2031	113,047	0.2
113,000	Cisco Systems, Inc., 5.050%, 02/26/2034	114,574	0.2
71,000	Cisco Systems, Inc., 5.300%, 02/26/2054	72,935	0.1
80,000 (1)	Cisco Systems, Inc., 5.350%, 02/26/2064	82,057	0.1
109,000	Comcast Corp., 3.200%, 07/15/2036	89,609	0.1

See Accompanying Notes to Financial Statements

23

Voya Investment Grade Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications: (continued)
101,000	Comcast Corp., 3.250%, 11/01/2039	$79,230	0.1
32,000	Comcast Corp., 3.900%, 03/01/2038	27,906	0.0
174,000	Comcast Corp., 5.500%, 05/15/2064	174,362	0.3
85,000	Comcast Corp., 5.650%, 06/15/2035	88,732	0.1
27,000	Comcast Corp., 6.500%, 11/15/2035	29,968	0.0
40,000 (2)	Cox Communications, Inc., 5.800%, 12/15/2053	39,679	0.1
218,000 (2)	Deutsche Telekom International Finance BV, 4.375%, 06/21/2028	212,910	0.4
91,000	Meta Platforms, Inc., 5.750%, 05/15/2063	97,633	0.2
262,000 (2)	NBN Co. Ltd., 2.500%, 01/08/2032	218,789	0.4
145,000	Netflix, Inc., 5.875%, 11/15/2028	150,787	0.2
9,000	Paramount Global, 4.200%, 05/19/2032	7,483	0.0
5,000	Paramount Global, 4.375%, 03/15/2043	3,398	0.0
74,000	Paramount Global, 4.950%, 05/19/2050	52,654	0.1
16,000	Paramount Global, 5.500%, 05/15/2033	14,169	0.0
67,000	Paramount Global, 5.850%, 09/01/2043	54,343	0.1
82,000	Sprint Capital Corp., 6.875%, 11/15/2028	87,447	0.1
273,000	Sprint Capital Corp., 8.750%, 03/15/2032	331,219	0.5
45,000	Time Warner Cable Enterprises LLC, 8.375%, 07/15/2033	50,264	0.1
139,000	T-Mobile USA, Inc., 2.250%, 02/15/2026	131,617	0.2
12,000	T-Mobile USA, Inc., 2.550%, 02/15/2031	10,226	0.0
56,000	T-Mobile USA, Inc., 2.625%, 04/15/2026	53,229	0.1
32,000	T-Mobile USA, Inc., 2.625%, 02/15/2029	28,666	0.0
21,000	T-Mobile USA, Inc., 2.875%, 02/15/2031	18,259	0.0
52,000	T-Mobile USA, Inc., 3.375%, 04/15/2029	48,133	0.1
206,000	T-Mobile USA, Inc., 3.500%, 04/15/2031	186,221	0.3
59,000	T-Mobile USA, Inc., 6.000%, 06/15/2054	63,110	0.1
44,000	Verizon Communications, Inc., 1.750%, 01/20/2031	35,730	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications: (continued)
168,000	Verizon Communications, Inc., 2.355%, 03/15/2032	$138,123	0.2
38,000	Verizon Communications, Inc., 2.550%, 03/21/2031	32,474	0.1
19,000	Verizon Communications, Inc., 4.400%, 11/01/2034	17,920	0.0
107,000	Verizon Communications, Inc., 4.500%, 08/10/2033	102,364	0.2
38,000	Verizon Communications, Inc., 4.812%, 03/15/2039	35,899	0.1
92,000	Verizon Communications, Inc., 5.500%, 02/23/2054	93,061	0.2
100,000	Verizon Communications, Inc., 6.550%, 09/15/2043	113,425	0.2
		4,532,696	7.5

	Consumer, Cyclical: 5.4%
61,480	American Airlines Pass Through Trust 2015-2, A, 4.000%, 03/22/2029	57,748	0.1
49,681	American Airlines Pass Through Trust 2015-2, AA, 3.600%, 03/22/2029	47,055	0.1
43,843	American Airlines Pass Through Trust 2016-2, AA, 3.200%, 12/15/2029	40,336	0.1
45,040	American Airlines Pass Through Trust 2016-3, AA, 3.000%, 04/15/2030	41,091	0.1
47,056	American Airlines Pass Through Trust 2017-2, AA, 3.350%, 04/15/2031	43,141	0.1
54,000	American Honda Finance Corp., 5.650%, 11/15/2028	55,671	0.1
52,000	American Honda Finance Corp., GMTN, 4.900%, 01/10/2034	51,227	0.1
47,000	American Honda Finance Corp., GMTN, 5.125%, 07/07/2028	47,555	0.1
95,000	American Honda Finance Corp., GMTN, 5.850%, 10/04/2030	99,432	0.2
36,000	AutoZone, Inc., 6.250%, 11/01/2028	37,782	0.1
39,000	Cummins, Inc., 5.450%, 02/20/2054	39,902	0.1

See Accompanying Notes to Financial Statements

24

Voya Investment Grade Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical: (continued)
51,965	Delta Air Lines Pass Through Trust 20-1, A, 2.500%, 12/10/2029	$46,799	0.1
32,737	Delta Air Lines Pass Through Trust 2015-1, A, 3.875%, 01/30/2029	30,619	0.0
200,000	Ford Motor Credit Co. LLC, 4.125%, 08/17/2027	189,893	0.3
107,000	General Motors Financial Co., Inc., 5.750%, 02/08/2031	108,197	0.2
48,000	General Motors Financial Co., Inc., 6.100%, 01/07/2034	49,305	0.1
244,000	Home Depot, Inc., 2.700%, 04/15/2030	217,452	0.4
68,000	Home Depot, Inc., 3.300%, 04/15/2040	54,116	0.1
31,000	Home Depot, Inc., 3.625%, 04/15/2052	23,701	0.0
89,000	Home Depot, Inc., 4.900%, 04/15/2029	89,914	0.1
22,000 (1)	Home Depot, Inc., 4.950%, 09/15/2052	21,126	0.0
27,000 (1)(2)	Hyundai Capital America, 5.400%, 01/08/2031	27,127	0.0
82,000 (2)	Hyundai Capital America, 5.680%, 06/26/2028	83,169	0.1
136,000 (2)	Hyundai Capital America, 6.100%, 09/21/2028	140,179	0.2
31,000	Lowe’s Cos., Inc., 4.450%, 04/01/2062	25,353	0.0
40,000	Lowe’s Cos., Inc., 4.650%, 04/15/2042	36,359	0.1
31,000	Lowe’s Cos., Inc., 5.750%, 07/01/2053	32,021	0.0
26,000	Lowe’s Cos., Inc., 5.800%, 09/15/2062	26,675	0.0
42,000	Lowe’s Cos., Inc., 5.850%, 04/01/2063	43,363	0.1
42,000	Marriott International, Inc., 4.875%, 05/15/2029	41,602	0.1
54,000	Marriott International, Inc., 5.300%, 05/15/2034	53,430	0.1
21,000	McDonald’s Corp., 5.450%, 08/14/2053	21,327	0.0
39,000	McDonald’s Corp., MTN, 5.700%, 02/01/2039	40,890	0.1
15,600 (2)	Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd., 6.500%, 06/20/2027	15,698	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical: (continued)
106,000	PACCAR Financial Corp. mtn, mtn, 5.000%, 03/22/2034	$106,590	0.2
100,000	Toyota Motor Credit Corp., 5.550%, 11/20/2030	103,510	0.2
129,000	Toyota Motor Credit Corp., MTN, 4.800%, 01/05/2034	126,968	0.2
59,897	United Airlines Pass Through Trust 20-1, A, 5.875%, 04/15/2029	59,761	0.1
51,589	United Airlines Pass Through Trust 2016-2, AA, 2.875%, 04/07/2030	46,820	0.1
42,823	US Airways Pass Through Trust 2012-1, A, 5.900%, 04/01/2026	42,754	0.1
60,266	US Airways Pass Through Trust 2012-2, A, 4.625%, 12/03/2026	59,303	0.1
172,911	US Airways Pass Through Trust 2013-1, A, 3.950%, 05/15/2027	168,884	0.3
200,000 (1)(2)	Volkswagen Group of America Finance LLC, 6.450%, 11/16/2030	212,594	0.3
139,000	Warnermedia Holdings, Inc., 3.755%, 03/15/2027	132,689	0.2
70,000	Warnermedia Holdings, Inc., 5.050%, 03/15/2042	60,198	0.1
108,000	Warnermedia Holdings, Inc., 5.141%, 03/15/2052	89,710	0.1
43,000	Warnermedia Holdings, Inc., 5.391%, 03/15/2062	35,719	0.0
55,000	WW Grainger, Inc., 3.750%, 05/15/2046	45,358	0.1
		3,270,113	5.4

	Consumer, Non-cyclical: 15.2%
60,000	AbbVie, Inc., 3.200%, 05/14/2026	57,931	0.1
190,000	AbbVie, Inc., 3.200%, 11/21/2029	175,129	0.3
82,000	AbbVie, Inc., 4.050%, 11/21/2039	73,059	0.1
21,000	AbbVie, Inc., 4.625%, 10/01/2042	19,605	0.0
100,000	AbbVie, Inc., 5.050%, 03/15/2034	101,287	0.2
61,000	AbbVie, Inc., 5.350%, 03/15/2044	62,240	0.1
97,000	AbbVie, Inc., 5.400%, 03/15/2054	99,920	0.2
97,000	AbbVie, Inc., 5.500%, 03/15/2064	99,838	0.2

See Accompanying Notes to Financial Statements

25

Voya Investment Grade Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical: (continued)
76,000	Altria Group, Inc., 6.200%, 11/01/2028	$79,269	0.1
19,000	Amgen, Inc., 2.300%, 02/25/2031	16,073	0.0
47,000	Amgen, Inc., 2.450%, 02/21/2030	41,118	0.1
110,000	Amgen, Inc., 3.150%, 02/21/2040	84,579	0.1
52,000	Amgen, Inc., 5.250%, 03/02/2030	52,810	0.1
65,000	Amgen, Inc., 5.750%, 03/02/2063	66,348	0.1
227,000	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc., 4.900%, 02/01/2046	215,861	0.4
113,000	Anheuser-Busch InBev Worldwide, Inc., 4.375%, 04/15/2038	105,092	0.2
137,000	Astrazeneca Finance LLC, 4.850%, 02/26/2029	137,463	0.2
137,000	Astrazeneca Finance LLC, 5.000%, 02/26/2034	137,632	0.2
41,000	BAT Capital Corp., 5.834%, 02/20/2031	41,375	0.1
109,000	BAT Capital Corp., 6.000%, 02/20/2034	110,438	0.2
118,000	BAT Capital Corp., 7.079%, 08/02/2043	125,992	0.2
54,000	BAT Capital Corp., 7.081%, 08/02/2053	58,269	0.1
97,000	Becton Dickinson & Co., 4.693%, 02/13/2028	96,051	0.2
93,000	Bristol-Myers Squibb Co., 4.900%, 02/22/2027	93,235	0.1
137,000	Bristol-Myers Squibb Co., 4.900%, 02/22/2029	137,678	0.2
70,000	Bristol-Myers Squibb Co., 5.650%, 02/22/2064	72,079	0.1
83,000	Bristol-Myers Squibb Co., 6.400%, 11/15/2063	94,941	0.2
110,000	Cardinal Health, Inc., 5.125%, 02/15/2029	110,263	0.2
55,000 (2)	Cargill, Inc., 1.700%, 02/02/2031	44,727	0.1
42,000 (2)	Cargill, Inc., 2.125%, 04/23/2030	35,961	0.1
22,000 (2)	Cargill, Inc., 2.125%, 11/10/2031	18,038	0.0
115,000	Cencora, Inc., 5.125%, 02/15/2034	114,847	0.2
79,000	Centene Corp., 2.450%, 07/15/2028	70,135	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical: (continued)
78,000	Centene Corp., 2.500%, 03/01/2031	$64,224	0.1
49,000	Centene Corp., 2.625%, 08/01/2031	40,260	0.1
81,000	Centene Corp., 3.000%, 10/15/2030	69,521	0.1
34,000	Cigna Corp., 3.200%, 03/15/2040	25,764	0.0
153,000	Cigna Group, 4.800%, 08/15/2038	143,817	0.2
98,000	Cigna Group, 5.250%, 02/15/2034	97,898	0.2
175,000	Cigna Group, 5.600%, 02/15/2054	175,778	0.3
64,000	Constellation Brands, Inc., 4.800%, 01/15/2029	63,488	0.1
90,000 (2)	CSL Finance PLC, 5.417%, 04/03/2054	90,470	0.1
51,000	CVS Health Corp., 2.700%, 08/21/2040	35,451	0.1
246,000	CVS Health Corp., 4.780%, 03/25/2038	227,288	0.4
50,000	CVS Health Corp., 5.000%, 01/30/2029	50,163	0.1
35,000	CVS Health Corp., 5.875%, 06/01/2053	35,631	0.1
52,000	CVS Health Corp., 6.000%, 06/01/2063	53,730	0.1
188,000 (2)	Element Fleet Management Corp., 6.319%, 12/04/2028	194,282	0.3
64,000	Elevance Health, Inc., 2.875%, 09/15/2029	57,755	0.1
67,000	Eli Lilly & Co., 4.700%, 02/09/2034	66,659	0.1
91,000	Eli Lilly & Co., 5.000%, 02/09/2054	90,557	0.1
65,000	Eli Lilly & Co., 5.550%, 03/15/2037	69,250	0.1
198,000	Equifax, Inc., 2.600%, 12/15/2025	189,133	0.3
17,000	Equifax, Inc., 5.100%, 06/01/2028	17,038	0.0
84,000 (2)	ERAC USA Finance LLC, 5.200%, 10/30/2034	83,793	0.1
196,000	Global Payments, Inc., 4.450%, 06/01/2028	189,778	0.3
68,000	Global Payments, Inc., 5.950%, 08/15/2052	67,931	0.1
44,000	HCA, Inc., 2.375%, 07/15/2031	36,203	0.1
46,000	HCA, Inc., 3.375%, 03/15/2029	42,212	0.1
40,000	HCA, Inc., 3.500%, 09/01/2030	36,187	0.1
85,000	HCA, Inc., 4.125%, 06/15/2029	80,522	0.1

See Accompanying Notes to Financial Statements

26

Voya Investment Grade Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical: (continued)
81,000	HCA, Inc., 5.125%, 06/15/2039	$76,515	0.1
98,000	HCA, Inc., 5.250%, 06/15/2049	89,518	0.1
130,000	HCA, Inc., 5.600%, 04/01/2034	130,949	0.2
20,000	HCA, Inc., 5.875%, 02/01/2029	20,456	0.0
57,000	HCA, Inc., 6.000%, 04/01/2054	57,905	0.1
51,000	HCA, Inc., 6.100%, 04/01/2064	51,464	0.1
51,000	Humana, Inc., 5.750%, 03/01/2028	52,133	0.1
65,000	Humana, Inc., 5.750%, 12/01/2028	66,647	0.1
51,000	Johnson & Johnson, 2.100%, 09/01/2040	35,098	0.1
81,000	Johnson & Johnson, 3.625%, 03/03/2037	71,930	0.1
50,000 (1)	Johnson & Johnson, 5.850%, 07/15/2038	55,366	0.1
60,000	Kenvue, Inc., 4.900%, 03/22/2033	59,993	0.1
71,000	Kenvue, Inc., 5.050%, 03/22/2028	71,803	0.1
48,000	Kenvue, Inc., 5.050%, 03/22/2053	47,045	0.1
44,000 (1)	Kenvue, Inc., 5.100%, 03/22/2043	43,786	0.1
42,000	Kenvue, Inc., 5.200%, 03/22/2063	41,586	0.1
49,000	Keurig Dr Pepper, Inc., 5.050%, 03/15/2029	49,162	0.1
69,000	Kraft Heinz Foods Co., 5.000%, 06/04/2042	64,817	0.1
68,000	Kraft Heinz Foods Co., 5.200%, 07/15/2045	64,499	0.1
114,000 (2)	Mars, Inc., 2.375%, 07/16/2040	79,559	0.1
200,000 (2)	Nestle Holdings, Inc., 3.900%, 09/24/2038	178,007	0.3
34,000	PayPal Holdings, Inc., 5.250%, 06/01/2062	32,597	0.0
42,000	Pfizer Investment Enterprises Pte Ltd., 4.650%, 05/19/2030	41,613	0.1
117,000	Pfizer Investment Enterprises Pte Ltd., 4.750%, 05/19/2033	115,256	0.2
101,000	Pfizer Investment Enterprises Pte Ltd., 5.110%, 05/19/2043	98,824	0.2
110,000	Pfizer Investment Enterprises Pte Ltd., 5.300%, 05/19/2053	109,446	0.2
225,000	Pfizer Investment Enterprises Pte Ltd., 5.340%, 05/19/2063	220,651	0.4
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical: (continued)
115,000	Philip Morris International, Inc., 5.250%, 02/13/2034	$114,033	0.2
30,000	Quest Diagnostics, Inc., 2.800%, 06/30/2031	25,722	0.0
34,000 (1)	Quest Diagnostics, Inc., 2.950%, 06/30/2030	30,183	0.0
34,000	Reynolds American, Inc., 5.850%, 08/15/2045	31,570	0.0
127,000	Royalty Pharma PLC, 1.750%, 09/02/2027	113,453	0.2
138,000	Royalty Pharma PLC, 3.300%, 09/02/2040	102,908	0.2
51,000 (1)	S&P Global, Inc., 1.250%, 08/15/2030	41,237	0.1
98,000	Smith & Nephew PLC, 5.400%, 03/20/2034	97,553	0.2
115,000 (2)	Solventum Corp., 5.400%, 03/01/2029	115,263	0.2
103,000 (2)	Solventum Corp., 5.600%, 03/23/2034	103,383	0.2
46,000 (2)	Solventum Corp., 5.900%, 04/30/2054	45,924	0.1
111,000	Sysco Corp., 5.750%, 01/17/2029	114,300	0.2
95,000	Thermo Fisher Scientific, Inc., 5.000%, 01/31/2029	95,941	0.2
69,000	Thermo Fisher Scientific, Inc., 5.404%, 08/10/2043	70,600	0.1
59,000 (2)	Triton Container International Ltd., 3.150%, 06/15/2031	47,833	0.1
84,000	Tyson Foods, Inc., 5.400%, 03/15/2029	84,782	0.1
39,000	Tyson Foods, Inc., 5.700%, 03/15/2034	39,536	0.1
89,000	UnitedHealth Group, Inc., 2.750%, 05/15/2040	65,548	0.1
46,000	UnitedHealth Group, Inc., 3.050%, 05/15/2041	34,846	0.1
37,000	UnitedHealth Group, Inc., 3.500%, 08/15/2039	30,512	0.0
7,000	UnitedHealth Group, Inc., 3.750%, 10/15/2047	5,558	0.0
22,000	UnitedHealth Group, Inc., 4.450%, 12/15/2048	19,603	0.0
19,000	UnitedHealth Group, Inc., 4.750%, 05/15/2052	17,635	0.0
80,000	UnitedHealth Group, Inc., 5.000%, 04/15/2034	80,173	0.1

See Accompanying Notes to Financial Statements

27

Voya Investment Grade Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical: (continued)
71,000	UnitedHealth Group, Inc., 5.200%, 04/15/2063	$69,120	0.1
60,000	UnitedHealth Group, Inc., 5.375%, 04/15/2054	61,068	0.1
65,000	UnitedHealth Group, Inc., 5.500%, 04/15/2064	66,184	0.1
96,000	Utah Acquisition Sub, Inc., 5.250%, 06/15/2046	79,728	0.1
58,000	Viatris, Inc., 3.850%, 06/22/2040	42,873	0.1
71,000	Zimmer Biomet Holdings, Inc., 5.350%, 12/01/2028	72,059	0.1
		9,189,819	15.2

	Energy: 6.1%
31,000	BP Capital Markets America, Inc., 2.939%, 06/04/2051	20,713	0.0
51,000	BP Capital Markets America, Inc., 3.000%, 02/24/2050	34,823	0.1
59,000	BP Capital Markets America, Inc., 3.937%, 09/21/2028	57,182	0.1
35,000	BP Capital Markets America, Inc., 4.893%, 09/11/2033	34,772	0.1
26,000	BP Capital Markets America, Inc., 4.989%, 04/10/2034	25,976	0.0
92,000 (2)	Cameron LNG LLC, 2.902%, 07/15/2031	79,029	0.1
16,000	Cheniere Corpus Christi Holdings LLC, 3.700%, 11/15/2029	14,890	0.0
41,000	Cheniere Energy Partners L.P., 4.500%, 10/01/2029	39,062	0.1
93,000	Cheniere Energy Partners L.P., 5.950%, 06/30/2033	95,158	0.2
91,000 (2)	Columbia Pipelines Holding Co. LLC, 6.042%, 08/15/2028	93,038	0.2
147,000	ConocoPhillips Co., 5.550%, 03/15/2054	151,614	0.3
129,000	ConocoPhillips Co., 5.700%, 09/15/2063	135,316	0.2
97,000	Diamondback Energy, Inc., 4.250%, 03/15/2052	78,612	0.1
79,000	Diamondback Energy, Inc., 4.400%, 03/24/2051	65,503	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy: (continued)
12,000 (1)	Diamondback Energy, Inc., 6.250%, 03/15/2033	$12,799	0.0
133,000	Energy Transfer L.P., 5.550%, 05/15/2034	133,488	0.2
68,000	Energy Transfer L.P., 5.950%, 10/01/2043	67,263	0.1
153,000	Energy Transfer L.P., 5.950%, 05/15/2054	152,781	0.3
126,000	Energy Transfer L.P., 6.000%, 06/15/2048	125,375	0.2
65,000 (3)	Energy Transfer L.P. H, 6.500%, 12/31/2199	63,872	0.1
118,000	Enterprise Products Operating LLC, 3.950%, 01/31/2060	91,843	0.2
40,000	Enterprise Products Operating LLC, 4.850%, 01/31/2034	39,418	0.1
31,000	Exxon Mobil Corp., 2.995%, 08/16/2039	24,277	0.0
142,000	Exxon Mobil Corp., 4.227%, 03/19/2040	129,440	0.2
140,000	Hess Corp., 4.300%, 04/01/2027	137,314	0.2
78,000	Marathon Petroleum Corp., 5.000%, 09/15/2054	69,502	0.1
74,000	Marathon Petroleum Corp., 6.500%, 03/01/2041	80,538	0.1
101,000	MPLX L.P., 2.650%, 08/15/2030	86,921	0.2
91,000	Occidental Petroleum Corp., 6.125%, 01/01/2031	94,328	0.2
148,000	Occidental Petroleum Corp., 6.200%, 03/15/2040	151,965	0.3
75,000	Occidental Petroleum Corp., 6.600%, 03/15/2046	80,879	0.1
23,000	Occidental Petroleum Corp., 8.500%, 07/15/2027	24,983	0.0
24,000	Ovintiv, Inc., 5.650%, 05/15/2028	24,410	0.0
21,000	Ovintiv, Inc., 7.100%, 07/15/2053	23,515	0.0
35,000	Plains All American Pipeline L.P. / PAA Finance Corp., 3.550%, 12/15/2029	32,134	0.1
8,000	Plains All American Pipeline L.P. / PAA Finance Corp., 4.300%, 01/31/2043	6,518	0.0

See Accompanying Notes to Financial Statements

28

Voya Investment Grade Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy: (continued)
18,000	Plains All American Pipeline L.P. / PAA Finance Corp., 4.900%, 02/15/2045	$15,678	0.0
100,000	Sabine Pass Liquefaction LLC, 4.200%, 03/15/2028	96,866	0.2
54,000	Schlumberger Investment SA, 2.650%, 06/26/2030	47,862	0.1
33,000	Shell International Finance BV, 2.875%, 11/26/2041	24,539	0.0
67,000	Shell International Finance BV, 3.000%, 11/26/2051	45,808	0.1
20,000	Shell International Finance BV, 4.000%, 05/10/2046	16,836	0.0
27,000	Shell International Finance BV, 4.125%, 05/11/2035	25,271	0.0
42,000	Targa Resources Corp., 4.200%, 02/01/2033	38,313	0.1
241,000	Targa Resources Corp., 6.250%, 07/01/2052	250,493	0.4
51,000	Targa Resources Corp., 6.500%, 03/30/2034	54,828	0.1
77,000	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 4.875%, 02/01/2031	73,781	0.1
74,000	Transcontinental Gas Pipe Line Co. LLC, 3.250%, 05/15/2030	67,009	0.1
27,000	Western Midstream Operating L.P., 4.750%, 08/15/2028	26,286	0.1
188,000	Western Midstream Operating L.P., 6.150%, 04/01/2033	192,919	0.3
44,000	Williams Cos., Inc., 4.900%, 03/15/2029	43,730	0.1
75,000	Williams Cos., Inc., 5.100%, 09/15/2045	69,445	0.1
		3,668,915	6.1

	Financial: 30.1%
47,000	Alleghany Corp., 3.250%, 08/15/2051	33,376	0.1
100,000	Alleghany Corp., 4.900%, 09/15/2044	95,283	0.2
137,000 (3)	American Express Co., 6.338%, 10/30/2026	138,847	0.2
57,000 (3)	American Express Co., 6.489%, 10/30/2031	61,103	0.1
64,000	American Homes 4 Rent L.P., 3.375%, 07/15/2051	42,673	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
19,000	American Homes 4 Rent L.P., 3.625%, 04/15/2032	$16,715	0.0
180,000	American Homes 4 Rent L.P., 5.500%, 02/01/2034	179,526	0.3
82,000	American International Group, Inc., 3.400%, 06/30/2030	75,066	0.1
103,000	American International Group, Inc., 4.200%, 04/01/2028	100,292	0.2
120,000	American International Group, Inc., 5.125%, 03/27/2033	119,411	0.2
130,000	American Tower Corp., 1.500%, 01/31/2028	113,546	0.2
80,000	American Tower Corp., 2.700%, 04/15/2031	67,767	0.1
63,000	American Tower Corp., 3.600%, 01/15/2028	59,600	0.1
40,000	American Tower Corp., 3.650%, 03/15/2027	38,357	0.1
26,000	American Tower Corp., 4.400%, 02/15/2026	25,562	0.0
32,000 (1)	American Tower Corp., 5.250%, 07/15/2028	32,019	0.1
40,000	American Tower Corp., 5.650%, 03/15/2033	40,643	0.1
63,000	Ameriprise Financial, Inc., 5.700%, 12/15/2028	65,022	0.1
26,000	Aon Global Ltd., 4.750%, 05/15/2045	23,362	0.0
185,000	Aon North America, Inc., 5.150%, 03/01/2029	186,151	0.3
34,000	Aon North America, Inc., 5.750%, 03/01/2054	34,889	0.1
151,000	Arthur J Gallagher & Co., 5.450%, 07/15/2034	152,071	0.3
49,000	Arthur J Gallagher & Co., 5.750%, 03/02/2053	49,210	0.1
46,000	Arthur J Gallagher & Co., 5.750%, 07/15/2054	46,099	0.1
16,000	Arthur J Gallagher & Co., 6.750%, 02/15/2054	18,178	0.0
100,000	Athene Holding Ltd., 6.250%, 04/01/2054	101,608	0.2
200,000 (3)	Banco Bilbao Vizcaya Argentaria SA, 7.883%, 11/15/2034	218,984	0.4
200,000 (3)	Banco Santander SA, 9.625%, 12/31/2199	220,792	0.4
158,000 (3)	Bank of America Corp., 2.299%, 07/21/2032	129,335	0.2

See Accompanying Notes to Financial Statements

29

Voya Investment Grade Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
33,000 (3)	Bank of America Corp., 2.592%, 04/29/2031	$28,463	0.1
294,000 (3)	Bank of America Corp., 2.687%, 04/22/2032	248,948	0.4
146,000 (3)	Bank of America Corp., 3.419%, 12/20/2028	137,008	0.2
85,000 (3)	Bank of America Corp., 4.571%, 04/27/2033	80,772	0.1
67,000 (3)	Bank of America Corp., 5.202%, 04/25/2029	67,084	0.1
51,000 (3)	Bank of America Corp., 5.288%, 04/25/2034	50,866	0.1
140,000 (3)	Bank of America Corp., 5.468%, 01/23/2035	140,966	0.2
348,000 (3)	Bank of America Corp., 5.872%, 09/15/2034	361,084	0.6
13,000 (3)	Bank of America Corp., MTN, 2.087%, 06/14/2029	11,492	0.0
5,000 (3)	Bank of America Corp., MTN, 2.676%, 06/19/2041	3,560	0.0
148,000 (3)	Bank of America Corp., MTN, 2.972%, 02/04/2033	125,908	0.2
85,000 (3)	Bank of America Corp., MTN, 3.194%, 07/23/2030	77,223	0.1
99,000 (3)	Bank of America Corp., MTN, 4.271%, 07/23/2029	95,463	0.2
64,000 (3)	Bank of America Corp. N, 2.651%, 03/11/2032	54,107	0.1
26,000 (1)(3)	Bank of America Corp. RR, 4.375%, 12/31/2199	24,439	0.0
194,000	Bank of Montreal, 5.266%, 12/11/2026	194,922	0.3
58,000 (3)	Bank of New York Mellon Corp., 4.947%, 04/26/2027	57,749	0.1
282,000 (3)	Bank of New York Mellon Corp., MTN, 5.188%, 03/14/2035	280,810	0.5
32,000 (3)	Bank of New York Mellon Corp., MTN, 6.474%, 10/25/2034	34,865	0.1
100,000 (3)	Bank of Nova Scotia, 4.588%, 05/04/2037	90,729	0.2
53,000 (1)	Bank of Nova Scotia, 4.850%, 02/01/2030	52,645	0.1
192,000	Bank of Nova Scotia, 5.350%, 12/07/2026	193,042	0.3
53,000	BlackRock Funding, Inc., 5.000%, 03/14/2034	53,242	0.1
107,000	BlackRock Funding, Inc., 5.250%, 03/14/2054	107,627	0.2
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
253,000 (2)	Blackstone Holdings Finance Co. LLC, 2.000%, 01/30/2032	$198,427	0.3
46,000 (2)	Blue Owl Credit Income Corp., 6.650%, 03/15/2031	44,935	0.1
53,000	Blue Owl Credit Income Corp., 7.750%, 09/16/2027	54,329	0.1
200,000 (2)(3)	CaixaBank SA, 6.037%, 06/15/2035	201,867	0.3
95,000	Camden Property Trust, 2.800%, 05/15/2030	84,330	0.1
52,000 (3)	Charles Schwab Corp. H, 4.000%, 12/31/2199	43,940	0.1
80,000 (3)	Citizens Financial Group, Inc., 5.641%, 05/21/2037	74,739	0.1
83,000	CNA Financial Corp., 5.125%, 02/15/2034	80,802	0.1
28,000	Corebridge Financial, Inc., 3.850%, 04/05/2029	26,193	0.0
188,000	Corebridge Financial, Inc., 3.900%, 04/05/2032	169,277	0.3
33,000	Corebridge Financial, Inc., 5.750%, 01/15/2034	33,690	0.1
69,000 (2)	Corebridge Financial, Inc., 6.050%, 09/15/2033	71,144	0.1
91,000 (3)	Corebridge Financial, Inc., 6.875%, 12/15/2052	91,200	0.2
101,000	Crown Castle, Inc., 2.100%, 04/01/2031	81,797	0.1
50,000	Crown Castle, Inc., 2.500%, 07/15/2031	41,398	0.1
37,000	Crown Castle, Inc., 3.300%, 07/01/2030	32,908	0.1
99,000	Crown Castle, Inc., 4.450%, 02/15/2026	97,405	0.2
134,000	Crown Castle, Inc., 4.800%, 09/01/2028	131,458	0.2
57,000	Crown Castle, Inc., 5.600%, 06/01/2029	57,782	0.1
44,000	Crown Castle, Inc., 5.800%, 03/01/2034	45,031	0.1
78,000	CubeSmart L.P., 2.500%, 02/15/2032	63,729	0.1
200,000 (2)(3)	Danske Bank A/S, 5.705%, 03/01/2030	201,356	0.3
42,000	Discover Financial Services, 4.100%, 02/09/2027	40,533	0.1
64,000	Essex Portfolio L.P., 5.500%, 04/01/2034	64,100	0.1

See Accompanying Notes to Financial Statements

30

Voya Investment Grade Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
106,000	Extra Space Storage L.P., 2.400%, 10/15/2031	$87,273	0.2
56,000	Extra Space Storage L.P., 3.900%, 04/01/2029	52,775	0.1
28,000	Extra Space Storage L.P., 4.000%, 06/15/2029	26,433	0.0
81,000	Goldman Sachs Capital I, 6.345%, 02/15/2034	84,480	0.1
7,000 (3)	Goldman Sachs Group, Inc., 2.383%, 07/21/2032	5,744	0.0
58,000	Goldman Sachs Group, Inc., 3.850%, 01/26/2027	56,246	0.1
221,000 (3)	Goldman Sachs Group, Inc., 4.482%, 08/23/2028	216,138	0.4
6,000	Goldman Sachs Group, Inc., 6.250%, 02/01/2041	6,538	0.0
25,000 (3)	Goldman Sachs Group, Inc., GMTN, 7.331%, (TSFR3M + 2.012%), 10/28/2027	25,766	0.0
54,000	Hartford Financial Services Group, Inc., 5.950%, 10/15/2036	56,883	0.1
71,000 (2)(3)	Hartford Financial Services Group, Inc. ICON, 7.694%, (TSFR3M + 2.387%), 02/12/2067	63,257	0.1
82,000	Healthpeak OP LLC, 5.250%, 12/15/2032	81,385	0.1
81,000	Highwoods Realty L.P., 2.600%, 02/01/2031	64,100	0.1
22,000 (3)	Huntington Bancshares, Inc., 2.487%, 08/15/2036	16,795	0.0
259,000 (3)	Huntington Bancshares, Inc., 5.709%, 02/02/2035	258,376	0.4
150,000 (3)	Huntington National Bank, 4.125%, 07/02/2029	145,320	0.2
200,000 (3)	ING Groep NV, 5.550%, 03/19/2035	198,572	0.3
127,000	Intercontinental Exchange, Inc., 2.100%, 06/15/2030	107,835	0.2
93,000	Invitation Homes Operating Partnership L.P., 2.000%, 08/15/2031	73,946	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
103,000	Invitation Homes Operating Partnership L.P., 2.300%, 11/15/2028	$91,203	0.2
36,000	Invitation Homes Operating Partnership L.P., 2.700%, 01/15/2034	28,683	0.1
66,000	Jones Lang LaSalle, Inc., 6.875%, 12/01/2028	69,945	0.1
245,000 (3)	JPMorgan Chase & Co., 1.040%, 02/04/2027	226,796	0.4
84,000 (3)	JPMorgan Chase & Co., 1.470%, 09/22/2027	76,665	0.1
154,000 (3)	JPMorgan Chase & Co., 1.578%, 04/22/2027	142,803	0.2
186,000 (3)	JPMorgan Chase & Co., 2.069%, 06/01/2029	165,047	0.3
47,000 (3)	JPMorgan Chase & Co., 2.182%, 06/01/2028	43,007	0.1
149,000 (3)	JPMorgan Chase & Co., 2.301%, 10/15/2025	146,393	0.2
152,000 (3)	JPMorgan Chase & Co., 2.947%, 02/24/2028	142,864	0.2
92,000 (3)	JPMorgan Chase & Co., 3.509%, 01/23/2029	87,050	0.1
69,000 (3)	JPMorgan Chase & Co., 3.960%, 01/29/2027	67,381	0.1
315,000 (3)	JPMorgan Chase & Co., 4.452%, 12/05/2029	307,180	0.5
90,000 (3)	JPMorgan Chase & Co., 5.012%, 01/23/2030	89,668	0.2
678,000 (3)	JPMorgan Chase & Co., 5.336%, 01/23/2035	680,907	1.1
183,000 (3)	JPMorgan Chase & Co., 6.070%, 10/22/2027	186,773	0.3
190,000 (3)	KeyCorp, 6.401%, 03/06/2035	194,146	0.3
31,000 (3)	KeyCorp, MTN, 4.789%, 06/01/2033	28,404	0.1
18,000	Kilroy Realty L.P., 2.500%, 11/15/2032	13,568	0.0
39,000	Kilroy Realty L.P., 2.650%, 11/15/2033	28,926	0.1
108,000 (2)	Liberty Mutual Group, Inc., 3.950%, 05/15/2060	78,792	0.1
200,000 (2)	Lseg US Fin Corp., 5.297%, 03/28/2034	201,358	0.3
200,000 (2)	LSEGA Financing PLC, 1.375%, 04/06/2026	185,477	0.3
99,000	Marsh & McLennan Cos., Inc., 5.450%, 03/15/2054	99,433	0.2
90,000	Marsh & McLennan Cos., Inc., 5.700%, 09/15/2053	93,508	0.2

See Accompanying Notes to Financial Statements

31

Voya Investment Grade Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
200,000 (3)	Mizuho Financial Group, Inc., 5.579%, 05/26/2035	$202,291	0.3
90,000 (3)	Morgan Stanley, 1.593%, 05/04/2027	83,266	0.1
23,000 (3)	Morgan Stanley, 2.475%, 01/21/2028	21,401	0.0
28,000 (3)	Morgan Stanley, 3.591%, 07/22/2028	26,611	0.0
193,000 (3)	Morgan Stanley, 5.466%, 01/18/2035	194,798	0.3
378,000 (3)	Morgan Stanley, 5.942%, 02/07/2039	375,912	0.6
20,000 (3)	Morgan Stanley, 6.296%, 10/18/2028	20,699	0.0
94,000 (3)	Morgan Stanley, 6.627%, 11/01/2034	102,898	0.2
338,000 (3)	Morgan Stanley, GMTN, 1.512%, 07/20/2027	310,287	0.5
27,000 (3)	Morgan Stanley, MTN, 2.511%, 10/20/2032	22,341	0.0
73,000 (3)	Morgan Stanley, MTN, 5.164%, 04/20/2029	72,963	0.1
164,000 (3)	Morgan Stanley, MTN, 5.250%, 04/21/2034	162,776	0.3
35,000 (3)	Morgan Stanley, MTN, 5.424%, 07/21/2034	35,123	0.1
200,000 (3)	NatWest Group PLC, 5.076%, 01/27/2030	196,603	0.3
134,000 (2)	New York Life Insurance Co., 3.750%, 05/15/2050	103,177	0.2
92,000 (2)	New York Life Insurance Co., 4.450%, 05/15/2069	75,074	0.1
79,000	NNN REIT, Inc., 5.600%, 10/15/2033	80,024	0.1
54,000 (3)	Northern Trust Corp., 3.375%, 05/08/2032	50,360	0.1
112,000 (2)	Northwestern Mutual Life Insurance Co., 3.450%, 03/30/2051	80,283	0.1
40,000 (2)	Northwestern Mutual Life Insurance Co., 3.625%, 09/30/2059	28,197	0.1
208,000	Old Republic International Corp., 5.750%, 03/28/2034	209,093	0.4
132,000 (3)	PNC Financial Services Group, Inc., 5.676%, 01/22/2035	133,262	0.2
30,000 (3)	PNC Financial Services Group, Inc. T, 3.400%, 12/31/2199	26,296	0.0
97,000 (3)	PNC Financial Services Group, Inc. W, 6.250%, 12/31/2199	94,252	0.2
89,000	Prologis L.P., 3.875%, 09/15/2028	85,742	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
51,000	Prologis L.P., 5.250%, 03/15/2054	$50,124	0.1
46,000 (2)	Prologis Targeted US Logistics Fund L.P., 5.500%, 04/01/2034	46,308	0.1
42,000	Realty Income Corp., 5.050%, 01/13/2026	41,871	0.1
128,000	Regency Centers L.P., 5.250%, 01/15/2034	127,561	0.2
161,000	Rexford Industrial Realty L.P., 2.150%, 09/01/2031	129,188	0.2
47,000 (1)	Royal Bank of Canada, GMTN, 5.150%, 02/01/2034	47,067	0.1
83,000 (3)	State Street Corp., 5.684%, 11/21/2029	85,270	0.1
50,000 (1)(3)	State Street Corp., 5.820%, 11/04/2028	51,484	0.1
277,000 (3)	State Street Corp., 6.123%, 11/21/2034	288,915	0.5
88,000	STORE Capital Corp., 2.700%, 12/01/2031	69,311	0.1
200,000 (2)(3)	Swiss RE Subordinated Finance PLC, 5.698%, 04/05/2035	199,889	0.3
127,000 (1)(2)	Swiss Re Treasury US Corp., 4.250%, 12/06/2042	107,278	0.2
132,000	Synchrony Financial, 2.875%, 10/28/2031	105,423	0.2
66,000 (2)	Teachers Insurance & Annuity Association of America, 3.300%, 05/15/2050	46,328	0.1
97,000 (2)	Teachers Insurance & Annuity Association of America, 4.900%, 09/15/2044	89,046	0.2
76,000	Toronto-Dominion Bank, MTN, 5.523%, 07/17/2028	77,660	0.1
43,000	TPG Operating Group II L.P., 5.875%, 03/05/2034	43,631	0.1
16,000	Transatlantic Holdings, Inc., 8.000%, 11/30/2039	20,503	0.0
86,000 (3)	Truist Financial Corp., 6.241%, (TSFR3M + 0.912%), 03/15/2028	81,158	0.1
66,000 (3)	Truist Financial Corp., MTN, 4.916%, 07/28/2033	61,512	0.1
137,000 (3)	Truist Financial Corp., MTN, 5.711%, 01/24/2035	137,656	0.2
372,000	UBS AG, 5.125%, 05/15/2024	371,257	0.6

See Accompanying Notes to Financial Statements

32

Voya Investment Grade Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
200,000 (2)(3)	UBS Group AG, 6.301%, 09/22/2034	$209,470	0.4
200,000 (2)(3)	UBS Group AG, 9.250%, 12/31/2199	226,207	0.4
66,000 (3)	US Bancorp, MTN, 4.967%, 07/22/2033	62,427	0.1
29,000 (3)	Wells Fargo & Co., 3.068%, 04/30/2041	21,711	0.0
65,000 (3)	Wells Fargo & Co., 5.389%, 04/24/2034	64,618	0.1
14,000 (3)	Wells Fargo & Co., 5.499%, 01/23/2035	14,038	0.0
81,000 (3)	Wells Fargo & Co., MTN, 4.611%, 04/25/2053	71,642	0.1
59,000 (3)	Wells Fargo & Co., MTN, 5.013%, 04/04/2051	55,433	0.1
40,000 (3)	Wells Fargo & Co., MTN, 5.557%, 07/25/2034	40,172	0.1
67,000	Welltower OP LLC, 2.750%, 01/15/2031	57,678	0.1
60,000	Willis North America, Inc., 5.900%, 03/05/2054	60,790	0.1
		18,151,065	30.1

	Industrial: 9.5%
55,000	AGCO Corp., 5.800%, 03/21/2034	55,712	0.1
67,000	Avnet, Inc., 5.500%, 06/01/2032	64,873	0.1
152,000	Avnet, Inc., 6.250%, 03/15/2028	155,811	0.3
200,000 (2)	BAE Systems PLC, 5.250%, 03/26/2031	201,149	0.3
167,000	Boeing Co., 5.705%, 05/01/2040	159,965	0.3
68,000	Boeing Co., 5.930%, 05/01/2060	63,817	0.1
68,000	Burlington Northern Santa Fe LLC, 3.900%, 08/01/2046	55,752	0.1
14,000	Burlington Northern Santa Fe LLC, 4.375%, 09/01/2042	12,546	0.0
60,000	Burlington Northern Santa Fe LLC, 4.400%, 03/15/2042	54,111	0.1
43,000	Burlington Northern Santa Fe LLC, 4.550%, 09/01/2044	39,093	0.1
75,000	Burlington Northern Santa Fe LLC, 5.200%, 04/15/2054	74,402	0.1
130,000	Canadian Pacific Railway Co., 2.875%, 11/15/2029	116,671	0.2
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial: (continued)
72,000	Carrier Global Corp., 2.493%, 02/15/2027	$67,121	0.1
20,000	Carrier Global Corp., 2.722%, 02/15/2030	17,694	0.0
93,000	Carrier Global Corp., 5.800%, 11/30/2025	93,652	0.2
78,000	Carrier Global Corp., 6.200%, 03/15/2054	85,953	0.1
45,000 (2)	CIMIC Finance USA Pty Ltd., 7.000%, 03/25/2034	46,229	0.1
69,000	CNH Industrial Capital LLC, 4.550%, 04/10/2028	67,643	0.1
27,000	CNH Industrial Capital LLC, 5.450%, 10/14/2025	27,064	0.1
30,000	CSX Corp., 4.500%, 11/15/2052	26,558	0.1
78,000	CSX Corp., 4.650%, 03/01/2068	67,878	0.1
127,000	FedEx Corp., 4.550%, 04/01/2046	109,629	0.2
43,081	FedEx Corp. Class AA Pass Through Trust 20-1, AA, 1.875%, 08/20/2035	35,806	0.1
66,000	Fortune Brands Innovations, Inc., 5.875%, 06/01/2033	67,365	0.1
85,000	GATX Corp., 1.900%, 06/01/2031	67,688	0.1
104,000	GATX Corp., 3.500%, 06/01/2032	91,113	0.2
118,000	GATX Corp., 6.900%, 05/01/2034	128,787	0.2
82,000	HEICO Corp., 5.250%, 08/01/2028	82,536	0.1
74,000	Honeywell International, Inc., 5.250%, 03/01/2054	74,737	0.1
89,000	Ingersoll Rand, Inc., 5.400%, 08/14/2028	90,242	0.2
133,000	Ingersoll Rand, Inc., 5.700%, 08/14/2033	136,493	0.2
62,000	John Deere Capital Corp., 4.500%, 01/16/2029	61,420	0.1
120,000	John Deere Capital Corp., MTN, 4.900%, 03/07/2031	120,093	0.2
109,000	L3Harris Technologies, Inc., 5.350%, 06/01/2034	109,043	0.2
61,000	L3Harris Technologies, Inc., 5.400%, 07/31/2033	61,417	0.1
86,000	Lockheed Martin Corp., 5.200%, 02/15/2064	85,107	0.1

See Accompanying Notes to Financial Statements

33

Voya Investment Grade Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial: (continued)
178,000 (1)	Mohawk Industries, Inc., 5.850%, 09/18/2028	$183,343	0.3
36,000	Norfolk Southern Corp., 2.550%, 11/01/2029	31,853	0.1
28,000	Norfolk Southern Corp., 2.900%, 08/25/2051	18,246	0.0
50,000	Norfolk Southern Corp., 3.950%, 10/01/2042	41,505	0.1
49,000	Norfolk Southern Corp., 5.050%, 08/01/2030	49,174	0.1
161,000	Norfolk Southern Corp., 5.950%, 03/15/2064	172,080	0.3
57,000	Northrop Grumman Corp., 4.900%, 06/01/2034	56,037	0.1
65,000	Northrop Grumman Corp., 5.150%, 05/01/2040	63,809	0.1
87,000	Packaging Corp. of America, 5.700%, 12/01/2033	89,917	0.2
135,000	Parker-Hannifin Corp., 4.250%, 09/15/2027	132,440	0.2
166,000 (2)	Penske Truck Leasing Co. L.P. / PTL Finance Corp., 4.200%, 04/01/2027	161,318	0.3
92,000	Raytheon Technologies Corp., 4.450%, 11/16/2038	83,180	0.1
7,000	Raytheon Technologies Corp., 4.800%, 12/15/2043	6,386	0.0
58,000	Raytheon Technologies Corp., 5.375%, 02/27/2053	57,247	0.1
117,000	Republic Services, Inc., 4.875%, 04/01/2029	117,231	0.2
144,000	RTX Corp., 3.500%, 03/15/2027	138,439	0.2
65,000	RTX Corp., 5.750%, 11/08/2026	66,017	0.1
62,000	Ryder System, Inc., 6.300%, 12/01/2028	64,946	0.1
77,000	Ryder System, Inc., 6.600%, 12/01/2033	83,556	0.1
200,000 (2)	Smurfit Kappa Treasury ULC, 5.200%, 01/15/2030	199,605	0.3
200,000 (2)	Smurfit Kappa Treasury ULC, 5.777%, 04/03/2054	202,299	0.3
80,000	Trane Technologies Financing Ltd., 5.250%, 03/03/2033	81,211	0.1
17,000	Trane Technologies Global Holding Co. Ltd., 3.750%, 08/21/2028	16,268	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial: (continued)
22,000	Trane Technologies Luxembourg Finance SA, 3.500%, 03/21/2026	$21,296	0.0
201,000	Trane Technologies Luxembourg Finance SA, 3.550%, 11/01/2024	198,840	0.3
18,000	Trane Technologies Luxembourg Finance SA, 3.800%, 03/21/2029	17,133	0.0
7,000	Union Pacific Corp., 3.350%, 08/15/2046	5,152	0.0
12,000	Union Pacific Corp., 3.375%, 02/01/2035	10,378	0.0
27,000	Union Pacific Corp., 3.550%, 05/20/2061	19,408	0.0
28,000	Union Pacific Corp., 3.600%, 09/15/2037	24,203	0.0
9,000	Union Pacific Corp., 3.750%, 02/05/2070	6,628	0.0
10,000	Union Pacific Corp., 3.875%, 02/01/2055	7,899	0.0
42,000	Union Pacific Corp., 3.950%, 08/15/2059	32,624	0.1
18,000	Union Pacific Corp., 4.050%, 11/15/2045	14,834	0.0
80,000	Union Pacific Corp., MTN, 3.550%, 08/15/2039	67,076	0.1
100,000	Waste Management, Inc., 2.000%, 06/01/2029	87,827	0.2
35,000	Waste Management, Inc., 4.625%, 02/15/2030	34,853	0.1
37,000	Waste Management, Inc., 4.875%, 02/15/2029	37,369	0.1
73,000	Waste Management, Inc., 4.875%, 02/15/2034	72,531	0.1
91,000 (1)	Westinghouse Air Brake Technologies Corp., 5.611%, 03/11/2034	92,211	0.2
25,000	WRKCo, Inc., 4.650%, 03/15/2026	24,703	0.0
		5,766,242	9.5

	Technology: 6.5%
54,000	Analog Devices, Inc., 1.700%, 10/01/2028	47,466	0.1
121,000 (2)	Booz Allen Hamilton, Inc., 3.875%, 09/01/2028	113,475	0.2
180,000 (2)	Booz Allen Hamilton, Inc., 4.000%, 07/01/2029	167,498	0.3
306,000 (2)	Broadcom, Inc., 3.187%, 11/15/2036	243,651	0.4
50,000 (2)	Broadcom, Inc., 4.926%, 05/15/2037	47,478	0.1

See Accompanying Notes to Financial Statements

34

Voya Investment Grade Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Technology: (continued)
53,000	Concentrix Corp., 6.600%, 08/02/2028	$53,637	0.1
308,000 (1)	Concentrix Corp., 6.850%, 08/02/2033	306,341	0.5
66,000	Dell International LLC / EMC Corp., 5.400%, 04/15/2034	66,180	0.1
27,000	Fiserv, Inc., 2.650%, 06/01/2030	23,529	0.0
91,000	Fiserv, Inc., 3.500%, 07/01/2029	84,771	0.1
99,000	Fiserv, Inc., 5.150%, 03/15/2027	99,397	0.2
46,000	Fiserv, Inc., 5.450%, 03/02/2028	46,561	0.1
127,000	IBM International Capital Pte Ltd., 4.900%, 02/05/2034	124,537	0.2
201,000	IBM International Capital Pte Ltd., 5.250%, 02/05/2044	196,257	0.3
106,000	IBM International Capital Pte Ltd., 5.300%, 02/05/2054	103,584	0.2
159,000	Intel Corp., 2.800%, 08/12/2041	115,063	0.2
71,000	Intel Corp., 5.125%, 02/10/2030	72,115	0.1
96,000 (1)	Intel Corp., 5.150%, 02/21/2034	96,256	0.2
115,000	Intel Corp., 5.600%, 02/21/2054	117,258	0.2
149,000	Intel Corp., 5.700%, 02/10/2053	154,135	0.2
94,000	Intuit, Inc., 5.200%, 09/15/2033	95,782	0.1
176,000	Intuit, Inc., 5.500%, 09/15/2053	182,834	0.3
174,000	KLA Corp., 3.300%, 03/01/2050	127,866	0.2
52,000	KLA Corp., 4.700%, 02/01/2034	51,217	0.1
47,000	KLA Corp., 5.250%, 07/15/2062	46,622	0.1
110,000	Kyndryl Holdings, Inc., 6.350%, 02/20/2034	112,969	0.2
77,000	NXP BV / NXP Funding LLC / NXP USA, Inc., 4.300%, 06/18/2029	74,186	0.1
30,000	NXP BV / NXP Funding LLC / NXP USA, Inc., 5.000%, 01/15/2033	29,370	0.0
80,000	Oracle Corp., 2.300%, 03/25/2028	72,267	0.1
164,000	Oracle Corp., 2.500%, 04/01/2025	159,114	0.3
66,000	Oracle Corp., 3.600%, 04/01/2050	47,721	0.1
12,000	Oracle Corp., 3.800%, 11/15/2037	10,068	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Technology: (continued)
51,000	Oracle Corp., 3.850%, 04/01/2060	$36,327	0.1
24,000	Oracle Corp., 3.950%, 03/25/2051	18,300	0.0
40,000	Oracle Corp., 4.000%, 11/15/2047	31,248	0.0
78,000	Oracle Corp., 4.300%, 07/08/2034	71,975	0.1
48,000	Oracle Corp., 4.375%, 05/15/2055	38,673	0.1
58,000	Oracle Corp., 6.150%, 11/09/2029	61,157	0.1
113,000	Oracle Corp., 6.900%, 11/09/2052	130,144	0.2
98,000	QUALCOMM, Inc., 6.000%, 05/20/2053	109,677	0.2
107,000	Texas Instruments, Inc., 3.875%, 03/15/2039	95,833	0.2
44,000	VMware LLC, 2.200%, 08/15/2031	35,825	0.1
		3,918,364	6.5

	Utilities: 10.9%
73,000	AEP Transmission Co. LLC, 5.150%, 04/01/2034	72,784	0.1
71,000	AES Corp., 5.450%, 06/01/2028	70,893	0.1
30,000	Alabama Power Co., 3.450%, 10/01/2049	22,274	0.0
45,000	Alabama Power Co., 3.750%, 03/01/2045	35,707	0.1
46,000	Alabama Power Co., 5.850%, 11/15/2033	48,471	0.1
48,000	Alabama Power Co. A, 4.300%, 07/15/2048	40,875	0.1
35,000 (2)	Alliant Energy Finance LLC, 3.600%, 03/01/2032	30,861	0.0
97,000	Ameren Corp., 5.000%, 01/15/2029	96,527	0.2
128,000	Ameren Corp., 5.700%, 12/01/2026	129,739	0.2
27,000 (1)	American Electric Power Co., Inc., 5.625%, 03/01/2033	27,424	0.0
67,000	American Water Capital Corp., 5.150%, 03/01/2034	67,269	0.1
171,000	American Water Capital Corp., 5.450%, 03/01/2054	172,622	0.3
27,000	Appalachian Power Co. Y, 4.500%, 03/01/2049	21,896	0.0
59,000	Avangrid, Inc., 3.150%, 12/01/2024	58,003	0.1
194,000	Avangrid, Inc., 3.200%, 04/15/2025	189,072	0.3
122,000 (3)	CMS Energy Corp., 4.750%, 06/01/2050	112,508	0.2

See Accompanying Notes to Financial Statements

35

Voya Investment Grade Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities: (continued)
72,000	Commonwealth Edison Co., 5.900%, 03/15/2036	$76,659	0.1
63,000	Consolidated Edison Co. of New York, Inc., 4.625%, 12/01/2054	55,187	0.1
44,000	Consolidated Edison Co. of New York, Inc., 5.500%, 03/15/2034	45,471	0.1
107,000	Consumers Energy Co., 4.900%, 02/15/2029	107,427	0.2
64,000	Dominion Energy South Carolina, Inc., 6.250%, 10/15/2053	71,701	0.1
36,000 (3)	Dominion Energy, Inc., 3.071%, 08/15/2024	35,615	0.1
77,000	DTE Electric Co., 5.200%, 03/01/2034	77,398	0.1
7,000	Duke Energy Carolinas LLC, 3.750%, 06/01/2045	5,465	0.0
3,000	Duke Energy Carolinas LLC, 3.875%, 03/15/2046	2,384	0.0
39,000	Duke Energy Carolinas LLC, 4.000%, 09/30/2042	32,503	0.1
22,000	Duke Energy Carolinas LLC, 4.250%, 12/15/2041	18,970	0.0
35,000	Duke Energy Carolinas LLC, 6.450%, 10/15/2032	38,194	0.1
37,000	Duke Energy Corp., 3.150%, 08/15/2027	34,854	0.1
43,000	Duke Energy Florida LLC, 2.400%, 12/15/2031	36,099	0.1
37,000	Duke Energy Florida LLC, 5.875%, 11/15/2033	39,118	0.1
37,000	Duke Energy Florida LLC, 5.950%, 11/15/2052	39,362	0.1
32,000	Duke Energy Florida LLC, 6.200%, 11/15/2053	35,310	0.1
59,000	Duke Energy Ohio, Inc., 3.700%, 06/15/2046	45,512	0.1
40,000	Duke Energy Ohio, Inc., 4.300%, 02/01/2049	33,391	0.1
25,000	Duke Energy Ohio, Inc., 5.250%, 04/01/2033	25,291	0.0
17,000	Duke Energy Ohio, Inc., 5.650%, 04/01/2053	17,329	0.0
46,000	Duke Energy Progress LLC, 4.100%, 05/15/2042	38,905	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities: (continued)
49,000	Duke Energy Progress LLC, 4.100%, 03/15/2043	$40,878	0.1
94,000	Duke Energy Progress LLC, 4.200%, 08/15/2045	78,568	0.1
24,000	Duke Energy Progress LLC, 5.250%, 03/15/2033	24,310	0.0
11,000	Entergy Arkansas LLC, 4.000%, 06/01/2028	10,594	0.0
18,000	Entergy Arkansas LLC, 4.200%, 04/01/2049	14,949	0.0
5,000	Entergy Louisiana LLC, 3.250%, 04/01/2028	4,717	0.0
22,000	Entergy Louisiana LLC, 5.350%, 03/15/2034	22,092	0.0
61,000	Entergy Mississippi LLC, 5.000%, 09/01/2033	59,960	0.1
23,000	Entergy Texas, Inc., 5.800%, 09/01/2053	23,767	0.0
53,000	Essential Utilities, Inc., 5.375%, 01/15/2034	52,756	0.1
44,000	Evergy Kansas Central, Inc., 5.700%, 03/15/2053	44,510	0.1
33,000	Evergy Kansas Central, Inc., 5.900%, 11/15/2033	34,635	0.1
77,000	Eversource Energy, 2.900%, 03/01/2027	72,416	0.1
42,000	Eversource Energy, 5.125%, 05/15/2033	41,174	0.1
59,000	Eversource Energy, 5.450%, 03/01/2028	59,758	0.1
67,000	Eversource Energy, 5.500%, 01/01/2034	67,053	0.1
76,000	Eversource Energy, 5.950%, 02/01/2029	78,457	0.1
144,000	Eversource Energy U, 1.400%, 08/15/2026	131,342	0.2
97,000	Exelon Corp., 5.150%, 03/15/2028	97,287	0.2
91,000	Exelon Corp., 5.450%, 03/15/2034	91,650	0.1
39,000	Florida Power & Light Co., 4.625%, 05/15/2030	38,769	0.1
28,000	Florida Power & Light Co., 4.800%, 05/15/2033	27,593	0.0
40,000	Florida Power & Light Co., 5.400%, 09/01/2035	40,909	0.1
23,000	Florida Power & Light Co., 5.650%, 02/01/2037	24,067	0.0
40,000	Iberdrola International BV, 5.810%, 03/15/2025	40,040	0.1

See Accompanying Notes to Financial Statements

36

Voya Investment Grade Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities: (continued)
26,000	Indiana Michigan Power Co., 3.850%, 05/15/2028	$24,968	0.0
31,000	Indiana Michigan Power Co., 6.050%, 03/15/2037	32,519	0.1
83,000	IPALCO Enterprises, Inc., 4.250%, 05/01/2030	77,335	0.1
142,000 (1)(2)	Liberty Utilities Co., 5.869%, 01/31/2034	143,547	0.2
51,000 (2)	Metropolitan Edison Co., 5.200%, 04/01/2028	51,082	0.1
113,000	MidAmerican Energy Co., 4.400%, 10/15/2044	98,866	0.2
16,000	MidAmerican Energy Co., 4.800%, 09/15/2043	15,069	0.0
18,000	Mississippi Power Co., 4.750%, 10/15/2041	15,660	0.0
145,000	Mississippi Power Co. 12-A, 4.250%, 03/15/2042	123,645	0.2
81,000 (2)	Monongahela Power Co., 5.850%, 02/15/2034	83,247	0.1
42,000	National Rural Utilities Cooperative Finance Corp., 2.750%, 04/15/2032	35,730	0.1
37,000	National Rural Utilities Cooperative Finance Corp., 3.400%, 02/07/2028	35,113	0.1
50,000	National Rural Utilities Cooperative Finance Corp., 4.023%, 11/01/2032	46,256	0.1
59,000	National Rural Utilities Cooperative Finance Corp., 4.150%, 12/15/2032	54,808	0.1
121,000 (3)	National Rural Utilities Cooperative Finance Corp., 5.250%, 04/20/2046	118,440	0.2
33,000	National Rural Utilities Cooperative Finance Corp., 5.800%, 01/15/2033	34,355	0.1
60,000	National Rural Utilities Cooperative Finance Corp., GMTN, 5.000%, 02/07/2031	59,635	0.1
121,000	National Rural Utilities Cooperative Finance Corp., MTN, 5.600%, 11/13/2026	122,722	0.2
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities: (continued)
30,000	Nevada Power Co., 6.000%, 03/15/2054	$31,691	0.0
59,000 (2)	New York State Electric & Gas Corp., 2.150%, 10/01/2031	47,469	0.1
113,000 (2)	New York State Electric & Gas Corp., 3.250%, 12/01/2026	106,289	0.2
104,000	NextEra Energy Capital Holdings, Inc., 1.875%, 01/15/2027	95,259	0.2
80,000	NextEra Energy Capital Holdings, Inc., 5.250%, 03/15/2034	79,854	0.1
65,000 (1)(3)	NextEra Energy Capital Holdings, Inc., 6.700%, 09/01/2054	65,375	0.1
73,000 (2)	Niagara Mohawk Power Corp., 1.960%, 06/27/2030	60,314	0.1
102,000 (2)	Niagara Mohawk Power Corp., 5.664%, 01/17/2054	101,569	0.2
192,000 (1)	ONE Gas, Inc., 5.100%, 04/01/2029	193,396	0.3
37,000	Pacific Gas and Electric Co., 3.250%, 06/01/2031	32,143	0.0
56,000	Pacific Gas and Electric Co., 4.300%, 03/15/2045	44,319	0.1
100,000	Pacific Gas and Electric Co., 4.450%, 04/15/2042	82,060	0.1
39,000	Pacific Gas and Electric Co., 6.750%, 01/15/2053	42,540	0.1
36,000 (1)	PacifiCorp, 5.450%, 02/15/2034	36,134	0.1
81,000	PacifiCorp, 5.800%, 01/15/2055	79,954	0.1
55,000 (1)	PECO Energy Co., 4.900%, 06/15/2033	55,053	0.1
105,000	PPL Electric Utilities Corp., 4.850%, 02/15/2034	103,300	0.2
14,000	Public Service Co. of New Hampshire, 5.150%, 01/15/2053	13,712	0.0
89,000	Public Service Electric and Gas Co., 5.200%, 08/01/2033	90,380	0.1
12,000	Public Service Electric and Gas Co., MTN, 3.800%, 03/01/2046	9,633	0.0
65,000	Public Service Electric and Gas Co., MTN, 5.200%, 03/01/2034	65,795	0.1

See Accompanying Notes to Financial Statements

37

Voya Investment Grade Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities: (continued)
40,000	Public Service Electric and Gas Co., MTN, 5.450%, 03/01/2054	$41,282	0.1
55,000	Public Service Electric and Gas Co., MTN, 5.500%, 03/01/2040	56,221	0.1
92,000	Public Service Enterprise Group, Inc., 2.450%, 11/15/2031	76,135	0.1
59,000	Public Service Enterprise Group, Inc., 5.850%, 11/15/2027	60,454	0.1
69,000	South Jersey Industries, Inc., 5.020%, 04/15/2031	54,657	0.1
15,000	Southern California Edison Co., 3.650%, 02/01/2050	11,128	0.0
44,000	Southern California Edison Co., 4.000%, 04/01/2047	34,864	0.1
110,000	Southern California Edison Co., 4.050%, 03/15/2042	91,213	0.1
40,000	Southwestern Electric Power Co., 5.300%, 04/01/2033	39,544	0.1
22,000 (1)	Virginia Electric and Power Co., 5.700%, 08/15/2053	22,649	0.0
124,000	Virginia Electric and Power Co. A, 3.800%, 04/01/2028	119,103	0.2
14,000	WEC Energy Group, Inc., 5.000%, 09/27/2025	13,926	0.0
24,000	WEC Energy Group, Inc., 5.150%, 10/01/2027	24,052	0.0
		6,585,785	10.9
	Total Corporate Bonds/Notes (Cost $55,856,945)	56,582,411	93.7
U.S. TREASURY OBLIGATIONS: 4.2%
	United States Treasury Bonds: 1.5%
352,000	4.500%, 02/15/2044	354,035	0.6
516,000	4.750%, 11/15/2053	550,951	0.9
		904,986	1.5
	United States Treasury Notes: 2.7%
963,400	4.000%, 02/15/2034	947,594	1.6
80,000	4.250%, 12/15/2026	79,816	0.1
60,000	4.250%, 03/15/2027	59,728	0.1
97,800	4.250%, 02/28/2029	97,945	0.2
350,000	4.250%, 03/31/2029	348,510	0.6
70,000	4.250%, 02/28/2031	70,137	0.1
Principal Amount†		Value	Percentage of Net Assets
U.S. TREASURY OBLIGATIONS: (continued)
	United States Treasury Notes (continued)
5,000	4.625%, 02/28/2026	$4,996	0.0
		1,608,726	2.7
	Total U.S. Treasury Obligations (Cost $2,508,704)	2,513,712	4.2
	Total Long-Term Investments (Cost $58,365,649)	59,096,123	97.9

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.4%
	Repurchase Agreements: 3.4%
1,000,000 (4)	Daiwa Capital Markets America Inc., Repurchase Agreement dated 03/28/2024, 5.360%, due 04/01/2024 (Repurchase Amount $1,000,587, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.375%-7.000%, Market Value plus accrued interest $1,020,000, due 05/31/24-04/01/54)	1,000,000	1.7
1,000,000 (4)	Deutsche Bank Securities Inc., Repurchase Agreement dated 03/28/2024, 5.330%, due 04/01/2024 (Repurchase Amount $1,000,584, collateralized by various U.S. Government Agency Obligations, 1.500%-7.500%, Market Value plus accrued interest $1,020,000, due 06/01/36-04/01/54)	1,000,000	1.6

See Accompanying Notes to Financial Statements

38

Voya Investment Grade Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
34,773 (4)	HSBC Securities (USA) Inc., Repurchase Agreement dated 03/28/2024, 5.340%, due 04/01/2024 (Repurchase Amount $34,793, collateralized by various U.S. Government Agency Obligations, 1.500%-7.500%, Market Value plus accrued interest $35,468, due 01/01/31-08/01/59)	$34,773	0.1
	Total Repurchase Agreements (Cost $2,034,773)	2,034,773	3.4
	Total Short-Term Investments (Cost $2,034,773)	2,034,773	3.4
	Total Investments in Securities (Cost $60,400,422)	$61,130,896	101.3
	Liabilities in Excess of Other Assets	(763,417)	(1.3)
	Net Assets	$60,367,479	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Security, or a portion of the security, is on loan.
(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(3)	Variable rate security. Rate shown is the rate in effect as of March 31, 2024.
(4)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

Reference Rate Abbreviations:

TSFR3M	3-month CME Term Secured Overnight Financing Rate

See Accompanying Notes to Financial Statements

39

Voya Investment Grade Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2024
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$56,582,411	$—	$56,582,411
U.S. Treasury Obligations	—	2,513,712	—	2,513,712
Short-Term Investments	—	2,034,773	—	2,034,773
Total Investments, at fair value	$—	$61,130,896	$—	$61,130,896
Other Financial Instruments+
Futures	15,954	—	—	15,954
Total Assets	$15,954	$61,130,896	$—	$61,146,850
Liabilities Table
Other Financial Instruments+
Futures	$(30,503)	$—	$—	$(30,503)
Total Liabilities	$(30,503)	$—	$—	$(30,503)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options.

Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument.

OTC swaps and written options are valued at the fair value of the instrument.

At March 31, 2024, the following futures contracts were outstanding for Voya Investment Grade Credit Fund:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
U.S. Treasury 2-Year Note	36	06/28/24	$7,361,438	$(2,814)
U.S. Treasury 10-Year Note	13	06/18/24	1,440,359	5,395
U.S. Treasury Ultra Long Bond	6	06/18/24	774,000	10,559
			$9,575,797	$13,140
Short Contracts:
U.S. Treasury 5-Year Note	(2)	06/28/24	(214,031)	(629)
U.S. Treasury Long Bond	(3)	06/18/24	(361,312)	(3,100)
U.S. Treasury Ultra 10-Year Note	(71)	06/18/24	(8,137,266)	(23,960)
			$(8,712,609)	$(27,689)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of March 31, 2024 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Variation margin receivable on futures contracts*	$15,954
Total Asset Derivatives		$15,954

Liability Derivatives
Interest rate contracts	Variation margin payable on futures contracts*	$30,503
Total Liability Derivatives		$30,503

*	The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the tables within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

See Accompanying Notes to Financial Statements

40

Voya Investment Grade Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2024 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures	Swaps	Total
Credit contracts	$—	$1,291	$1,291
Interest rate contracts	751,598	—	751,598
Total	$751,598	$1,291	$752,889

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$126,562
Total	$126,562

At March 31, 2024, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $61,915,898.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$1,077,000
Gross Unrealized Depreciation	(1,876,551)
Net Unrealized Depreciation	$(799,551)

See Accompanying Notes to Financial Statements

41

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the tax year ended March 31, 2024 were as follows:

Fund Name	Type	Per Share Amount
Voya Investment Grade Credit Fund
Class A	NII	$0.4047
Class I	NII	$0.4277
Class R6	NII	$0.4290
Class W	NII	$0.4265

NII — Net investment income

Pursuant to Internal Revenue Code Section 871(k)(1), Voya Investment Grade Credit Fund designates 78.57% of net investment income distributions as interest-related dividends.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

42

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees:

Colleen D. Baldwin (1960) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Chairperson Trustee	January 2020 – Present July 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	138	Stanley Global Engineering (2020 – Present).

John V. Boyer (1953) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	May 2007 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–December 2019).	138	None.

Martin J. Gavin (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258	Trustee	August 2015 – Present	Retired.	138	None.

Joseph E. Obermeyer (1957) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	138	None.

Sheryl K. Pressler (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	May 2007 – Present	Consultant (May 2001–Present).	138	Centerra Gold Inc. (May 2008–Present).

Christopher P. Sullivan (1954) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	October 2015 – Present	Retired.	138	None.

43

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Credit Income Fund; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of April 30, 2024.

44

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Andy Simonoff (1973) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	President and Chief Executive Officer	January 2023 – Present	Director, President and Chief Executive Officer, Voya Funds Services, LLC, Voya Capital, LLC and Voya Investments, LLC (January 2023 – Present); Managing Director, Chief Strategy and Transformation Officer, Voya Investment Management (January 2020 – Present). Formerly, Managing Director, Head of Business Management, Voya Investment Management (March 2019 – January 2020); Managing Director, Head of Business Management, Fixed Income, Voya Investment Management (November 2015 – March 2019).

Jonathan Nash (1967) 230 Park Avenue New York, New York 10169	Executive Vice President and Chief Investment Risk Officer	March 2020 – Present	Head of Investment Risk for Equity and Funds, Voya Investment Management (April 2024 – Present); Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020 – Present). Formerly, Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – March 2024); Vice President, Voya Investments, LLC (September 2018 – March 2020).

Steven Hartstein (1963) 230 Park Avenue New York, New York 10169	Chief Compliance Officer	December 2022 – Present	Senior Vice President, Voya Investment Management (December 2022 – Present). Formerly, Head of Funds Compliance, Brighthouse Financial, Inc. and Chief Compliance Officer – Brighthouse Funds and Brighthouse Investment Advisers, LLC (March 2017- December 2022).

Todd Modic (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President, Chief/ Principal Financial Officer and Assistant Secretary	March 2007 – Present	Director and Senior Vice President, Voya Capital, LLC, and Voya Funds Services, LLC (September 2022 – Present); Director, Voya Investments, LLC (September 2022 – Present); Senior Vice President, Voya Investments, LLC (April 2005 – Present). Formerly, President, Voya Funds Services, LLC (March 2018 – September 2022).

Kimberly A. Anderson (1964) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	March 2007 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).

Sara M. Donaldson (1959) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022 – Present	Senior Vice President, Voya Investments, LLC (February 2022 – Present); Senior Vice President, Head of Active Ownership, Voya Investment Management (September 2021 – Present). Formerly, Vice President, Voya Investments, LLC (October 2015 – February 2022); Vice President, Head of Proxy Voting, Voya Investment Management (October 2015 – August 2021).

Jason Kadavy (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	September 2023 - Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (September 2023 – Present); Formerly, Vice President, Voya Investments, LLC (October 2015 - September 2023); Vice President, Voya Funds Services, LLC (July 2007 – September 2023).

Andrew K. Schlueter (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022 – Present	Senior Vice President, Head of Investment Operations Support, Voya Investment Management (April 2023 – Present); Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018-Present); Formerly, Vice President, Head of Mutual Fund Operations, Voya Investment Management (March 2022 – March 2023); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – February 2022).

45

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Joanne F. Osberg (1982) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President Secretary	March 2023 - Present September 2020 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department, Senior Vice President and Secretary, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2023 – Present). Formerly, Secretary, Voya Capital, LLC (August 2022 - March 2023); Vice President and Secretary, Voya Investments, LLC and Voya Funds Services, LLC, Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – March 2023). Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).

Robert Terris (1970) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Senior Vice President	March 2007 – Present	Senior Vice President, Head of Future State Operating Model Design, Voya Investment Management (April 2023 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Funds Services, LLC (March 2006 – Present).

Fred Bedoya (1973) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President Principal Accounting Officer and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present); Vice President, Voya Funds Services, LLC (July 2012 – Present).

Robyn L. Ichilov (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	March 2007 – Present	Vice President, Voya Investments, LLC (August 1997 – Present); Vice President, Voya Funds Services, LLC (November 1995 – Present).

Erica McKenna (1972) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	June 2022 – Present	Vice President, Head of Mutual Fund Compliance, and Chief Compliance Officer, Voya Investments, LLC (May 2022 – Present). Formerly, Vice President, Fund Compliance Manager, Voya Investments, LLC (March 2021 – May 2022); Assistant Vice President, Fund Compliance Manager, Voya Investments, LLC (December 2016 – March 2021).

Craig Wheeler (1969) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).

Gizachew Wubishet (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President and Assistant Secretary	March 2024 - Present	Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2024 – Present). Formerly, Assistant Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (May 2019 – February 2024); Attorney, Ropes & Gray LLP (October 2011 – April 2019).

Nicholas C.D. Ward (1993) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Assistant Vice President and Assistant Secretary	June 2022 – Present	Assistant Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2024 – Present). Formerly, Counsel, Voya Investment Management – Mutual Fund Legal Department (November 2021 – February 2024); Associate, Dechert LLP (October 2018 – November 2021).

46

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Monia Piacenti (1976) One Orange Way Windsor, Connecticut 06095	Anti-Money Laundering Officer	June 2018 – Present	Compliance Manager, Voya Financial, Inc. (March 2023 – Present); Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present). Formerly, Compliance Consultant, Voya Financial, Inc. (January 2019 – February 2023).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

47

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACT AND SUB-ADVISORY CONTRACT

At a meeting held on November 16, 2023, the Board of Trustees (“Board”) of Voya Separate Portfolios Trust (the “Trust”), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of Voya Investment Grade Credit Fund, a series of the Trust (the “Fund”), as such term is defined under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved the renewal of the investment management contract (the “Management Contract”) between Voya Investments, LLC (the “Manager”) and the Trust, on behalf of the Fund, and the sub-advisory contract (the “Sub-Advisory Contract,” and together with the Management Contract, the “Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to the Fund (the “Sub-Adviser”), for an additional one-year period ending November 30, 2024.

In addition to the Board meeting on November 16, 2023, the Independent Trustees also held meetings outside the presence of representatives of the Manager and Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 9, 2023 and November 14, 2023. At those meetings, the Board members reviewed and considered materials related to the proposed continuance of the Contracts that they had requested and believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. The Board also considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other relevant matters. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.

The Board has established a Contracts Committee and two Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process for the Voya funds, among other functions, and each IRC meets several times throughout the year with respect to each Voya fund (assigned to that IRC) to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers.

The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”), which sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant to the contracts renewal process for the Voya funds. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for the Fund (“Selected Peer Group”) based on the Fund’s particular attributes; and (2) updates to the Methodology Guide with respect to the content and format of various data prepared in connection with the renewal process. In addition, the Independent Trustees periodically have retained an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.

The Manager or Sub-Adviser may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation based on the information that was provided. In such cases, the omission of any such information was determined to not be material to the Board’s considerations.

Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was most relevant to its consideration.

Nature, Extent and Quality of Services

The Manager oversees, subject to the authority of the Board, and is responsible for the provision of, all investment advisory and portfolio management services for the Fund, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Fund as set forth in the Management Contract, including oversight of the Fund’s operations and risk management and the oversight of its various other service providers.

The Board considered the “manager-of-managers” structure of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the Sub-Adviser’s investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment

48

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

policies and restrictions with respect to the Fund under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing due diligence and oversight with respect to the sub-advisers and to recommend appropriate changes in investment strategies, sub-advisers, or allocation among sub-advisers in an effort to improve a Voya fund’s performance. In connection with the Manager’s performance of these duties, the Board considered that the Manager has developed an oversight process formulated by its Manager Research & Selection Group that reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site or virtual visits, and telephonic meetings with the Sub-Adviser.

Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating, among other related matters, whether the regulatory compliance systems and procedures of the Manager and Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for the Fund are complied with on a consistent basis.

The Board considered the portfolio management team assigned by the Sub-Adviser to the Fund and the level of resources committed to the Fund (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Fund.

Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and Sub-Adviser under the Contracts were appropriate.

Fund Performance

In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of the Fund, including its investment performance over certain time periods compared to the Fund’s Morningstar, Inc. (an independent provider of mutual fund data) category and primary benchmark, a broad-based securities market index. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of the Fund’s performance and risk, including risk-adjusted investment return information, from the Trust’s Chief Investment Risk Officer.

Economies of Scale

When evaluating the reasonableness of the management fee schedule, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as the Fund grows larger and the extent to which any such economies are shared with the Fund. The Board considered that, while the Fund does not have management fee breakpoints, the Fund has fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager could be shared with the Fund through such fee waivers, expense reimbursements or other expense reductions.

Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients

The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from the Fund, the Board took into account the underlying rationale provided by the Manager or Sub-Adviser, as applicable, for these differences.

Fee Schedules, Profitability, and Fall-out Benefits

The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by the Fund to the Manager compared to the Fund’s Selected Peer Group. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for the Fund, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered the fee waivers, expense limitations, and recoupment arrangements that apply to the fees payable by the Fund, including whether the Manager proposed any changes thereto. The Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

The Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Fund. In analyzing the profitability of the Manager and its affiliates in connection with services they render to a Fund, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing the Fund both with and without taking into account the profitability of the distributor

49

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

of the Fund and any revenue sharing payments made by the Manager.

Although the Methodology Guide establishes a framework for profit calculation by the Manager and its affiliated Sub-Adviser, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Fund’s operations may not be fully reflected in the expenses allocated to the Fund in determining profitability. The Board also recognized that the information presented may not portray all of the costs borne by the Manager or reflect all of the risks associated with offering and managing a mutual fund complex in the current regulatory and market environment, including entrepreneurial, regulatory, legal and operational risks.

The Board also considered that the Manager and the Voya-affiliated Sub-Adviser are entitled to earn a reasonable level of profits for the services that they provide to the Fund. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Fund. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Fund and the Manager’s and Sub-Adviser’s potential fall-out benefits were not unreasonable.

Fund Analysis

Set forth below are certain of the specific factors that the Board considered at its October 9, 2023, November 14, 2023, and/or November 16, 2023 meetings in relation to approving the Fund’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. The performance data provided to the Board primarily was for various periods ended March 31, 2023. In addition, the Board also considered at its October 9, 2023, November 14, 2023, and/or November 16, 2023 meetings certain additional data regarding the Fund’s more recent performance, asset levels and asset flows. The Fund’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.

In considering whether to approve the renewal of the Contracts for the Fund, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Fund is ranked in the first quintile of its Morningstar, Inc. category for the ten-year period, the second quintile for the year-to-date and five-year periods, the third quintile for the three-year period, and the fourth quintile for the one-year period; and (2) the Fund outperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it underperformed.

In considering the fees payable under the Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account management’s representations regarding the competitiveness of the Fund’s management fee rate and net expense ratio.

Board Conclusions

After its deliberation, the Board concluded that, in its business judgment, the terms of the Contracts are fair and reasonable to the Fund and that approval of the continuation of the Contracts is in the best interests of the Fund and its shareholders. In doing so, the Board reviewed all factors it considered to be material, including those discussed above. Within the context of its overall conclusions regarding the Contracts, and based on the information provided and management’s related representations, the Board concluded that it was satisfied with management’s responses relating to the Fund’s investment performance and the fees payable under the Contracts. During this renewal process, each Board member may have accorded different weight to various factors in reaching his or her conclusions. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Fund for the year ending November 30, 2024.

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Investment Adviser	Independent Registered Public Accounting Firm
Voya Investments, LLC 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258	Ernst & Young LLP 200 Clarendon Street Boston, Massachusetts 02116

Distributor	Custodian
Voya Investments Distributor, LLC 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258	The Bank of New York Mellon 225 Liberty Street New York, New York 10286

Transfer Agent	Legal Counsel
BNY Mellon Investment Servicing (U.S.) Inc. 301 Bellevue Parkway Wilmington, Delaware 19809	Ropes & Gray LLP Prudential Tower 800 Boylston Street Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

RETIREMENT | INVESTMENTS | INSURANCE

voyainvestments.com	172492 (0324)

Annual Report

March 31, 2024

Voya Securitized Credit Fund

■	Classes A, I, R6 and W

Effective January 24, 2023, the U.S. Securities and Exchange Commission adopted rule and form amendments to require mutual funds to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information deemed important for investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Fund’s Forms NPORT-P are available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

Benchmark Descriptions

Index	Description
Bloomberg U.S. Securitized MBS/ABS/CMBS Index	An index of asset-backed securities, collateralized mortgage-backed securities (ERISA eligible), and fixed-rate mortgage-backed securities.

1

Voya Securitized Credit Fund	Portfolio Managers’ Report

Investment Type Allocation as of March 31, 2024
(as a percentage of net assets)
Commercial Mortgage-Backed Securities	34.6%
Collateralized Mortgage Obligations	33.5%
Asset-Backed Securities	24.4%
Assets in Excess of Other Liabilities*	7.5%
Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

Voya Securitized Credit Fund (the “Fund”) seeks to maximize total return through a combination of current income and capital appreciation. The Fund is managed by David Goodson and Jonathan Abshire, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended March 31, 2024, the Fund’s Class A shares returned 8.43%, compared to the Bloomberg U.S. Securitized MBS/ABS/CMBS Index (the “Index” or “Bloomberg U.S. Securitized”), which returned 1.61% for the same period.

Portfolio Specifics: Duration was the key driver of return outperformance over the period as the Fund maintained a modest underweight in duration that proved positive given the level of interest rate volatility and higher level of rates to end the period. On a stand-alone basis, all securitized credit sectors contributed to excess returns. The Fund’s allocation to non-agency residential mortgage-backed securities (“RMBS”) was the largest contributor as credit fundamental factors remain well-supported by elevated home prices and a robust labor market. The Fund’s overweight to asset-backed securities (“ABS”) contributed modestly, but security selection within ABS was the next largest contributor to excess return over the period led by allocations to higher-yielding, floating rate collateralized loan obligations (“CLOs”). Allocations to commercial mortgage-backed securities (“CMBS”) also added to return on net. However, the Fund’s exposure to the below investment-grade (“IG”) rated parts of the CMBS capital structure and idiosyncratic commercial real estate (“CRE”) collateral developments detracted from return over the period.

Top Ten Holdings as of March 31, 2024* (as a percentage of net assets)
RFM Reremic Trust - Class AB64, 2.260%, 03/01/50	1.4%
RFM Reremic Trust - Class AB55, 0.990%, 03/28/49	1.3%
RFM Reremic Trust - Class AB60, 2.410%, 11/08/49	1.1%
Symphony CLO 43 Ltd. - Class C, 04/15/37	1.0%
Freddie Mac STACR REMIC Trust - Class B1, 8.720%, 01/25/42	1.0%
Freddie Mac STACR REMIC Trust - Class B1, 10.070%, 02/25/42	0.9%
Series RR Trust - Class E, 05/25/47	0.8%
Prima Capital CRE Securitization Ltd. - Class D, 4.250%, 12/25/50	0.8%
GAM Re-REMIC Trust - Class 1D, 11/29/50	0.8%
GAM RE-REMIC Trust - Class BK71, 2.010%, 11/27/50	0.8%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: Having better rationalized a resilient economy, ’sticky’ inflation and the impact on monetary policy, the set-up in markets is, in our view, more favorable for holders of risk, especially the interest rate variety. Additionally, materially improved financial conditions continue to have positive implications for the economy, reducing tail risk and ‘hard landing’ scenario probabilities -- positive for holders of credit risk. In our opinion, the attractive relative value offered in securitized credit should draw risk-takers to the space.

We believe the somewhat extended housing market rally is vulnerable as improved financial conditions triggers selling pressure. In our opinion, crippling affordability, the key ingredient for home price declines if and as supply increases. Regardless, mortgage credit behavior remains insulated by “golden handcuffs” of less than 4% mortgages, tight labor markets and buffered by historically high homeowners’ equity. Rock-bottom prepayment speeds remain priced and limited new issuance keep market technical factors favorable. Our belief is that RMBS is poised to deliver positive excess returns across the widest range of scenarios. CMBS remains attractive for investors willing to accept a certain level of risk. Stubbornly higher interest rates harm refinancing prospects with CRE, forcing lenders to reckon with defaults and lower valuations. This will test more subordinated CMBS tranches. However, in a departure from the previous, long-standing paradigm of “location, location, location”, property type has emerged as the key dimension that will likely drive future credit performance. Offices remain ground zero for stress; attractive opportunities for taking credit risk across retail, industrial and multifamily deals are here. Our outlook for ABS is constructive based on the balance struck between issuers and investors, which attracts durable capital with attractive return opportunities. Within ABS, we focus on the consumer-oriented products that provide access to a unique combination of fixed income attributes: U.S. centric, diverse mix of sub-sectors, wide array of forms of consumer credit, housed in robust structures that command liquidity with relatively short spread durations and an income component. With ‘hard landing’ risk diminished, CLOs have delivered sustained outperformance, even as broader fixed income returns buckled under higher rates. However, we believe CLOs remain the securitized sector most vulnerable to a turn in the cycle. Robust structural protections will help insulate the space from a deep credit cycle but expect more volatility in this ‘late cycle’ sector. Our allocation here remains on the lower end of its historical range, and more heavily concentrated up the stack.

2

Portfolio Managers’ Report	Voya Securitized Credit Fund

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

3

Voya Securitized Credit Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended March 31, 2024
	1 Year	5 Year	Since Inception of Classes A and I August 3, 2015	Since Inception of Class W August 1, 2017	Since Inception of Class R6 July 31, 2015
Including Sales Charge:
Class A(1)	5.70%	1.10%	2.70%	—	—
Class I	8.77%	1.96%	3.33%	—	—
Class R6	8.77%	—	—	—	3.34%
Class W	8.69%	1.87%	—	2.58%	—
Excluding Sales Charge:
Class A	8.43%	1.61%	3.00%	—	—
Class I	8.77%	1.96%	3.33%	—	—
Class R6	8.77%	—	—	—	3.34%
Class W	8.69%	1.87%	—	2.58%	—
Bloomberg U.S. Securitized	1.61%	-0.25%	0.76%	0.36%	-2.46%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Securitized Credit Fund against the index indicated. An index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 2.50%.

4

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2023 to March 31, 2024. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value October 1, 2023	Ending Account Value March 31, 2024	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2024*	Beginning Account Value October 1, 2023	Ending Account Value March 31, 2024	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2024*
Class A	$1,000.00	$1,052.60	1.00%	$5.13	$1,000.00	$1,020.00	1.00%	$5.05
Class I	1,000.00	1,054.20	0.68	3.49	1,000.00	1,021.60	0.68	3.44
Class R6	1,000.00	1,054.20	0.67	3.44	1,000.00	1,021.65	0.67	3.39
Class W	1,000.00	1,053.80	0.75	3.85	1,000.00	1,021.25	0.75	3.79

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half-year.

5

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya Securitized Credit Fund and the Board of Trustees of Voya Separate Portfolios Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Voya Securitized Credit Fund (the “Fund”) (one of the funds constituting Voya Separate Portfolios Trust (the “Trust”)), including the portfolio of investments, as of March 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Voya Separate Portfolios Trust) at March 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 2019.

Boston, Massachusetts

May 30, 2024

6

STATEMENT OF ASSETS AND LIABILITIES as of March 31, 2024

ASSETS:
Investments in securities at fair value*	$693,181,432
Short-term investments at fair value†	70,852,574
Cash	1,443,601
Cash collateral for futures contracts	1,687,661
Receivables:
Investment securities sold	22,227
Fund shares sold	1,182,758
Dividends	31,232
Interest	3,378,054
Prepaid expenses	37,759
Other assets	17,204
Total assets	771,834,502

LIABILITIES:
Income distribution payable	974,758
Payable for investment securities purchased	15,237,695
Payable for fund shares redeemed	1,112,933
Payable for investment management fees	409,002
Payable for distribution and shareholder service fees	1,555
Payable to trustees under the deferred compensation plan (Note 6)	17,204
Payable for trustee fees	1,686
Payable for borrowings against line of credit (Note 8)	4,103,000
Other accrued expenses and liabilities	401,913
Total liabilities	22,259,746
NET ASSETS	$749,574,756
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$845,828,932
Total distributable loss	(96,254,176)
NET ASSETS	$749,574,756

*	Cost of investments in securities	$738,153,017
†	Cost of short-term investments	$70,887,486

See Accompanying Notes to Financial Statements

7

STATEMENT OF ASSETS AND LIABILITIES as of March 31, 2024 (continued)

Class A
Net assets	$7,381,006
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	796,081
Net asset value and redemption price per share†	$9.27
Maximum offering price per share (2.50%)(1)	$9.51
Class I
Net assets	$738,912,711
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	79,546,558
Net asset value and redemption price per share	$9.29
Class R6
Net assets	$2,960,944
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	318,709
Net asset value and redemption price per share	$9.29
Class W
Net assets	$320,095
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	34,453
Net asset value and redemption price per share	$9.29

(1)	Maximum offering price is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
†	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

8

STATEMENT OF OPERATIONS for the year ended March 31, 2024

INVESTMENT INCOME:
Dividends	$445,127
Interest	33,675,117
Other	4,684
Total investment income	34,124,928
EXPENSES:
Investment management fees	4,045,397
Distribution and shareholder service fees:
Class A	19,723
Transfer agent fees:
Class A	12,374
Class I	317,376
Class R6	66
Class W	530
Shareholder reporting expense	45,750
Registration fees	94,747
Professional fees	75,735
Custody and accounting expense	141,328
Trustee fees	16,856
Miscellaneous expense	45,248
Interest expense	2,886
Total expenses	4,818,016
Waived and reimbursed fees	(183,873)
Net expenses	4,634,143
Net investment income	29,490,785
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(23,492,376)
Futures	4,912,206
Net realized loss	(18,580,170)
Net change in unrealized appreciation (depreciation) on:
Investments	42,480,056
Futures	3,570,297
Net change in unrealized appreciation (depreciation)	46,050,353
Net realized and unrealized gain	27,470,183
Increase in net assets resulting from operations	$56,960,968

See Accompanying Notes to Financial Statements

9

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2024	March 31, 2023
FROM OPERATIONS:
Net investment income	$29,490,785	$36,834,856
Net realized loss	(18,580,170)	(33,210,481)
Net change in unrealized appreciation (depreciation)	46,050,353	(43,951,285)
Increase (decrease) in net assets resulting from operations	56,960,968	(40,326,910)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(318,508)	(298,725)
Class I	(28,865,057)	(27,870,690)
Class P*	—	(9,914,618)
Class R6	(143,810)	(8,838)
Class W	(14,549)	(24,239)
Total distributions	(29,341,924)	(38,117,110)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	218,696,667	247,878,346
Reinvestment of distributions	21,190,418	25,929,061
	239,887,085	273,807,407
Cost of shares redeemed	(179,543,724)	(938,636,351)
Net increase (decrease) in net assets resulting from capital share transactions	60,343,361	(664,828,944)
Net increase (decrease) in net assets	87,962,405	(743,272,964)
NET ASSETS:
Beginning of year or period	661,612,351	1,404,885,315
End of year or period	$749,574,756	$661,612,351

*	Class P was fully redeemed on close of business March 3, 2023.

See Accompanying Notes to Financial Statements

10

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less Distributions							Ratios to average net assets				Supplemental Data

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
03-31-24	8.90	0.37•		0.37	0.74	0.37	—	—	0.37	—	9.27	8.43	1.07	1.00	1.00	4.05	7,381	28
03-31-23	9.51	0.27•		(0.59)	(0.32)	0.29	—	—	0.29	—	8.90	(3.35)	1.07	1.00	1.00	2.98	8,367	21
03-31-22	9.68	0.23•		(0.16)	0.07	0.24	—	—	0.24	—	9.51	0.73	1.07	1.00	1.00	2.37	11,621	57
03-31-21	8.79	0.25•		0.94	1.19	0.26	—	0.04	0.30	—	9.68	13.74	1.02	1.00	1.00	2.69	20,476	38
03-31-20	10.21	0.36•		(1.30)	(0.94)	0.39	0.01	0.08	0.48	—	8.79	(9.79)	0.97	0.96	0.96	3.46	56,238	30
Class I
03-31-24	8.92	0.40•		0.37	0.77	0.40	—	—	0.40	—	9.29	8.77	0.71	0.68	0.68	4.38	738,913	28
03-31-23	9.53	0.30•		(0.59)	(0.29)	0.32	—	—	0.32	—	8.92	(3.03)	0.72	0.68	0.68	3.29	647,676	21
03-31-22	9.69	0.26•		(0.15)	0.11	0.27	—	—	0.27	—	9.53	1.16	0.69	0.68	0.68	2.64	1,075,715	57
03-31-21	8.80	0.27•		0.95	1.22	0.29	—	0.04	0.33	—	9.69	14.09	0.73	0.68	0.68	2.91	971,282	38
03-31-20	10.22	0.37•		(1.28)	(0.91)	0.42	0.01	0.08	0.51	—	8.80	(9.49)	0.71	0.68	0.68	3.65	708,792	30
Class R6
03-31-24	8.92	0.40•		0.37	0.77	0.40	—	—	0.40	—	9.29	8.77	0.67	0.67	0.67	4.38	2,961	28
03-31-23	9.53	(0.04)	•	(0.25)	(0.29)	0.32	—	—	0.32	—	8.92	(3.02)	1.15	0.68	0.68	(0.53)	5,192	21
03-31-22	9.71	0.25•		(0.15)	0.10	0.28	—	—	0.28	—	9.53	0.96	0.64	0.64	0.64	2.56	3	57
07-31-20(4)-
03-31-21	9.36	0.18•		0.37	0.55	0.16	—	0.04	0.20	—	9.71	5.91	1.90	0.68	0.68	2.84	3	38
Class W
03-31-24	8.92	0.39•		0.37	0.76	0.39	—	—	0.39	—	9.29	8.69	0.82	0.75	0.75	4.30	320	28
03-31-23	9.54	0.30•		(0.61)	(0.31)	0.31	—	—	0.31	—	8.92	(3.20)	0.82	0.75	0.75	3.23	378	21
03-31-22	9.70	0.26•		(0.15)	0.11	0.27	—	—	0.27	—	9.54	1.09	0.82	0.75	0.75	2.63	1,043	57
03-31-21	8.81	0.28•		0.94	1.22	0.29	—	0.04	0.33	—	9.70	14.00	0.77	0.75	0.75	2.98	3,487	38
03-31-20	10.23	0.37•		(1.28)	(0.91)	0.42	0.01	0.08	0.51	—	8.81	(9.53)	0.72	0.71	0.71	3.57	11,198	30

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.

•	Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements

11

NOTES TO FINANCIAL STATEMENTS as of March 31, 2024

NOTE 1 — ORGANIZATION

Voya Separate Portfolios Trust (the “Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized on March 2, 2007 and was established under a Declaration of Trust dated March 2, 2007. It consists of fifteen separately managed series. This report is for Voya Securitized Credit Fund (“Securitized Credit”) or (the “Fund”), a diversified series of the Trust.

The Fund offers the following classes of shares: Class A, Class I, Class R6 and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), transfer agent fees, distribution fees and shareholder servicing fees, as well as differences in the amount of waiver fees and reimbursement of expenses, if any. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without discrimination between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Dividends are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of the distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution, and shareholder servicing fees, if applicable, as well as differences in the amount of waiver of fees and reimbursement of expenses between the share classes, if any.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to the Fund. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Fund.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A. Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern Time unless otherwise designated by the CTA). The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.

Portfolio securities for which market quotations are readily available are valued at market value. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. The prospectuses of the open-end registered investment companies in which the Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Foreign securities’ prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close.

When a market quotation for a portfolio security is not readily available or is deemed unreliable (for example when trading has been halted or there are unexpected market closures or other material events that would suggest that the market quotation is unreliable) and for purposes of determining the value of other Fund assets, the asset is priced at its fair value. The Board has designated the Investment Adviser, as the valuation designee, to make fair value determinations in good faith. In determining the fair value of the Fund’s assets, the Investment Adviser, pursuant to its fair valuation policy, may consider inputs from pricing service providers, broker-dealers, or the Fund’s sub-adviser(s). Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of an asset’s fair value. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. The prices of foreign securities will generally be adjusted based on inputs from an independent pricing service that are intended to reflect valuation changes through the NYSE close. Because of the

12

NOTES TO FINANCIAL STATEMENTS as of March 31, 2024 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.

The Fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 — quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date.

Level 2 — inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads).

Level 3 — unobservable inputs (including the fund’s own assumptions in determining fair value).

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

A table summarizing the Fund’s investments under these levels of classification is included within the Portfolio of Investments.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Fund’s investments under these levels of classification is included within the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when the Fund has a significant amount of Level 3 investments.

B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Premium amortization and discount accretion are determined by the effective yield method.

C. Foreign Currency Translation. The books and records of the Fund is maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)  Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are

13

NOTES TO FINANCIAL STATEMENTS as of March 31, 2024 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market values. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D. Risk Exposures and the Use of Derivative Instruments. The Fund’s investment objectives permit the Fund to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Fund will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Fund to pursue its objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.

In pursuit of its investment objectives, the Fund may seek to increase or decrease its exposure to the following market or credit risk factors:

Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.

Foreign Exchange Rate Risk. To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Fund through foreign currency exchange transactions.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.

Interest Rate Risk. A rise in market interest rates generally results in a fall in the value of bonds and other debt instruments; conversely, values generally rise as market interest rates fall. Interest rate risk is generally greater for debt instruments than floating-rate instruments. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is to changes in market interest rates. Duration is a measure of sensitivity of the price of a debt instrument to a change in interest rate. The U.S. has recently experienced a rising market interest rate environment, which may increase the Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates have unpredictable effects on the markets and may expose debt and related markets to heightened volatility. To the extent that a mutual fund invests in debt instruments, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause a fund to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in debt markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in debt markets. Further, recent and potential future changes in government policy may affect interest rates. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose debt and related markets to heightened volatility. Changes to monetary policy by the U.S. Federal Reserve Board or other regulatory actions could expose debt and related markets to heightened volatility, interest rate sensitivity, and reduced liquidity, which may impact operations and return potential.

14

NOTES TO FINANCIAL STATEMENTS as of March 31, 2024 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.

Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Fund generally enters into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by the Fund and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Fund may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

The Fund’s Master Agreements with derivative counterparties have credit related contingent features that if triggered would allow their derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s NAV, which could cause the Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Fund’s Master Agreements.

E. Forward Foreign Currency Transactions and Futures Contracts. The Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Fund either enters into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation.

15

NOTES TO FINANCIAL STATEMENTS as of March 31, 2024 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

The Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. The Fund intends to limit its use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses and, if any, shown as variation margin receivable or payable on futures contracts on the Statement of Assets and Liabilities. Open futures contracts, if any, are reported on a table within the Fund’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements, if any, on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Fund’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Fund’s Statement of Operations. Realized gains (losses) are reported in the Fund’s Statement of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended March 31, 2024, the Fund had both purchased and sold futures contracts on various bonds and notes to gain exposure to different parts of the yield curve while maintaining overall duration. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to a Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended March 31, 2024, the Fund had an average notional value of $95,263,040 and $163,805,884 on futures contracts purchased and sold, respectively. Please refer to the tables within the Portfolio of Investment for open futures contracts at March 31, 2024.

F. Distributions to Shareholders. The Fund records distributions to the shareholders on the ex-dividend date. The Fund distributes capital gains, if any, annually. The Fund declares dividends daily and pays dividends monthly. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.

G. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.

The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

H. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I. Restricted Securities. The Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/ or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established

16

NOTES TO FINANCIAL STATEMENTS as of March 31, 2024 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.

J. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended March 31, 2024, the cost of purchases and the proceeds from the sales of securities excluding short-term and U.S. government securities, were as follows:

Purchases	Sales
$193,013,083	$174,159,805

U.S. government securities not included above were as follows:

Purchases	Sales
$14,013,359	$3,244,701

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of the Fund, at the following annual rates:

Fee
0.60% on the first $1.5 billion,
0.57% on the next $500 million and
0.55% on assets thereafter

The Investment Adviser has entered into a sub-advisory agreement with Voya IM with respect to the Fund. Voya IM provides investment advice for the Fund and is paid by the Investment Adviser based on the average daily net assets of the Fund. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Class A shares of the Fund has a plan (a “Plan”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution and/or shareholder servicing of the Fund’s Class A shares (“Distribution and/or Service Fees”). Pursuant to the Plan, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of the Fund’s Class A shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any Distribution and/or Service Fees paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plan, Class A shares of the Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the rate of 0.25%.

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Fund and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A. For the year ended March 31, 2024, the Distributor did not retain any such amounts.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At March 31, 2024, there were no direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies that owned more than 5% of the Fund.

The Fund has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). When the Fund purchases shares of the

17

NOTES TO FINANCIAL STATEMENTS as of March 31, 2024 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, this results in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

The Fund may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended March 31, 2024, the Fund did not pay any amounts for affiliated recordkeeping services.

NOTE 7 — EXPENSE LIMITATION AGREEMENT

Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”) between the Investment Adviser and the Trust, on behalf of the Fund, the Investment Adviser has agreed to limit expenses of the Fund, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:

Class A	Class I	Class R6	Class W
1.00%	0.68%	0.68%	0.75%

The Investment Adviser may at a later date recoup from the Fund for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.

As of March 31, 2024, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates are as follows:

March 31,
2025	2026	2027	Total
$—	$97,954	$—	$97,954

In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates as of March 31, 2024 are as follows:

	March 31,
	2025	2026	2027	Total
Class A	$11,776	$5,935	$5,226	$22,937
Class I	65,195	256,074	178,422	499,691
Class R6	—	1,059	—	1,059
Class W	1,214	444	225	1,883

The Expense Limitation Agreement is contractual through August 1, 2024 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 8 — LINE OF CREDIT

Effective June 12, 2023, the Fund, in addition to certain other funds managed by the Investment Adviser, entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through June 10, 2024. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to June 12, 2023, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through June 12, 2023.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The Fund utilized the line of credit during the year ended March 31, 2024, as follows:

Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
4	$4,103,000(1)	6.33%

(1)	As of March 31, 2024, Voya Securitized Credit Fund had an outstanding balance of $4,103,000.

18

NOTES TO FINANCIAL STATEMENTS as of March 31, 2024 (continued)

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Class A
3/31/2024	31,135	—	33,156	(208,320)	—	(144,029)	283,065	—	300,710	(1,893,962)	—	(1,310,187)
3/31/2023	126,441	—	30,742	(438,513)	—	(281,330)	1,136,479	—	276,773	(3,996,410)	—	(2,583,158)
Class I
3/31/2024	23,957,015	—	2,282,206	(19,334,031)	—	6,905,190	218,193,748	—	20,744,988	(174,841,921)	—	64,096,815
3/31/2023	26,280,108	—	2,357,897	(68,857,125)	—	(40,219,120)	239,449,045	—	21,308,845	(628,975,441)	—	(368,217,551)
Class P*
3/31/2024	—	—	—	—	—	—	325	—	—	—	—	325
3/31/2023	141,685	—	478,240	(33,704,225)	—	(33,084,300)	1,288,178	—	4,331,019	(304,244,067)	—	(298,624,870)
Class R6
3/31/2024	13,518	—	15,837	(292,792)	—	(263,437)	125,000	—	143,810	(2,640,720)	—	(2,371,910)
3/31/2023	580,819	—	991		—	581,810	5,192,526	—	8,838	—	—	5,201,364
Class W
3/31/2024	10,215	—	99	(18,296)	—	(7,982)	94,529	—	910	(167,121)	—	(71,682)
3/31/2023	88,043	—	394	(155,305)	—	(66,868)	812,118	—	3,586	(1,420,433)	—	(604,729)

*	Class P was fully redeemed on close of business March 3, 2023.

NOTE 10 — SECURITIES LENDING

Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Fund can lend its securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Fund at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Fund on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Fund bears the risk of loss with respect to the following exception: BNY provides the Fund indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.

Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.

Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a fund.

The Fund did not engage in securities lending during the year ended March 31, 2024.

19

NOTES TO FINANCIAL STATEMENTS as of March 31, 2024 (continued)

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/ tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of futures contracts and paydowns.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

Year Ended March 31, 2024	Year Ended March 31, 2023
Ordinary Income	Ordinary Income
$29,341,924	$38,117,110

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of March 31, 2024 were:

Undistributed	Unrealized				Total
Ordinary	Appreciation/	Capital Loss Carryforwards			Distributable
Income	(Depreciation)	Amount	Character	Other	Earnings/(Loss)
$ 1,796,462	$(45,176,235)	$(16,539,053)	Short-term	$(974,758)	$(96,254,176)
		(35,360,592)	Long-term
$(51,899,645)

The Fund’s major tax jurisdictions are U.S. federal and Arizona state.

As of March 31, 2024, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.

NOTE 12 — LONDON INTERBANK OFFERED RATE (“LIBOR”)

The London Interbank Offered Rate (“LIBOR”) was the offered rate for short-term Eurodollar deposits between major international banks. The terms of investments, financings or other transactions (including certain derivatives transactions) to which the Fund may be a party have historically been tied to LIBOR. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. Alternative reference rates to LIBOR have been established in most major currencies and markets in these new rates are continuing to develop. The transition away from LIBOR to the use of replacement rates has gone relatively smoothly on the Fund and the financial instruments in which it invests; however, longer-term impacts are still uncertain.

In addition, interest rates or other types of rates and indices which are classed as “benchmarks” have been the subject of ongoing national and international regulatory reform, including under the European Union regulation on indices used as benchmarks in financial instruments and financial contracts (known as the “Benchmarks Regulation”). The Benchmarks Regulation has been enacted into United Kingdom law by virtue of the European Union (Withdrawal) Act 2018 (as amended), subject to amendments made by the Benchmarks (Amendment and Transitional Provision) (EU Exit) Regulations 2019 (SI 2019/657) and other statutory instruments. Following the implementation of these reforms, the manner of administration of benchmarks has changed and may further change in the future, with the result that relevant benchmarks may perform differently than in the past, the use of benchmarks that are not compliant with the new standards by certain supervised entities may be restricted, and certain benchmarks may be eliminated entirely. Such changes could cause increased market volatility and disruptions in liquidity for instruments that rely on or are impacted by such benchmarks. Additionally, there could be other consequences which cannot be predicted.

20

NOTES TO FINANCIAL STATEMENTS as of March 31, 2024 (continued)

NOTE 13 — LIQUIDITY

Consistent with Rule 22e-4 under the 1940 Act, the Fund has established a liquidity risk management program to govern its approach to managing liquidity risk (the “Program”). The Board has approved the designation of the Fund’s Investment Adviser, Voya Investments, as the program administrator (the “Program Administrator”). The Program Administrator is responsible for implementing and monitoring the Program and has formed a Liquidity Risk Management Committee (the “Committee”) to assess and review, on an ongoing basis, the Fund’s liquidity risk.

The Program includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of liquidity risk factors and the periodic classification (or re-classification, as necessary) of the Fund’s investments into buckets (highly liquid, moderately liquid, less liquid and illiquid) that reflect the Committee’s assessment of the investments’ liquidity under current market conditions. The Committee also utilizes Fund-specific data, including information regarding the Fund’s shareholder base, characteristics of its investments, access to borrowing arrangements and historical redemptions to determine whether the Fund will be able to meet its redemption obligations in a timely manner.

During the period covered by the annual assessment, January 1, 2023 through December 31, 2023, the Program supported the Fund’s ability to honor redemption requests in a timely manner and the Program Administrator’s management of the Fund’s liquidity risk, including during any periods of market volatility and net redemptions.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks.

NOTE 14 — MARKET DISRUPTION AND GEOPOLITICAL

The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and global economies and markets, generally. For example, the COVID-19 pandemic resulted in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. The economic impacts of COVID-19 have created a unique challenge for real estate markets. Many businesses have either partially or fully transitioned to a remote-working environment and this transition may negatively impact the occupancy rates of commercial real estate over time. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of investments, including beyond the direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions, and resulting market disruptions are impossible to predict and could be substantial. A number of U.S. domestic banks and foreign (non-U.S.) banks have recently experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the U.S. or foreign (non-U.S.) economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign (non-U.S.) financial institutions and economies. These events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund’s investments. Any of these occurrences could disrupt the operations of the Fund and of the Fund’s service providers.

NOTE 15 — SUBSEQUENT EVENTS

Dividends: Subsequent to March 31, 2024, the Fund declared dividends from net investment income of:

	Per Share Amount	Payable Date	Record Date
Class A	$0.0304	May 1, 2024	Daily
Class I	$0.0329	May 1, 2024	Daily
Class R6	$0.0329	May 1, 2024	Daily
Class W	$0.0324	May 1, 2024	Daily

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

21

Voya Securitized Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: 34.6%
1,803,038 (1)	Arbor Multifamily Mortgage Securities Trust 2021-MF3 D, 2.000%, 10/15/2054	$1,121,060	0.2
3,947,814 (1)	Arbor Multifamily Mortgage Securities Trust 2021-MF3 E, 2.000%, 10/15/2054	2,253,882	0.3
2,446,000 (1)(2)	AREIT Trust 2019-CRE3 D, 8.090%, (TSFR1M + 2.764%), 09/14/2036	2,272,579	0.3
500,000 (1)(2)	Atrium Hotel Portfolio Trust 2017-ATRM C, 7.273%, (TSFR1M + 1.947%), 12/15/2036	474,263	0.1
1,537,474 (1)	BANK 2017-BNK4 D, 3.357%, 05/15/2050	1,038,191	0.1
7,060,000 (1)(2)(3)	BANK 2017-BNK4 XE, 1.476%, 05/15/2050	255,943	0.0
14,780,716 (1)(2)(3)	BANK 2017-BNK8 XE, 1.294%, 11/15/2050	581,705	0.1
9,363,500 (1)(2)(3)	BANK 2018-BN12 XD, 1.405%, 05/15/2061	470,346	0.1
10,892,827 (2)(3)	BANK 2019-BN19 XA, 0.940%, 08/15/2061	422,208	0.1
36,746,309 (2)(3)	BANK 2020-BN27 XA, 1.157%, 04/15/2063	1,913,318	0.3
12,230,049 (2)(3)	BANK 2020-BN30 XA, 1.294%, 12/15/2053	748,231	0.1
8,490	BANK 2021-BN31 XA, 1.316%, 02/15/2054	556	0.0
31,573,683 (2)(3)	Barclays Commercial Mortgage Trust 2019-C4 XA, 1.552%, 08/15/2052	1,842,421	0.2
103,000,000 (1)(2)(3)	BBCCRE Trust 2015-GTP XB, 0.215%, 08/10/2033	269,772	0.0
6,543,563 (2)(3)	BBCMS Trust 2021-C10 XA, 1.282%, 07/15/2054	415,690	0.1
8,000,000 (1)(2)(3)	Benchmark Mortgage Trust 2018-B4 XD, 1.750%, 07/15/2051	475,818	0.1
13,253,026 (1)(2)(3)	Benchmark Mortgage Trust 2018-B5 XD, 1.500%, 07/15/2051	692,404	0.1
47,684,396 (2)(3)	Benchmark Mortgage Trust 2018-B7 XA, 0.405%, 05/15/2053	667,379	0.1
11,804,646 (2)(3)	Benchmark Mortgage Trust 2019-B10 XA, 1.189%, 03/15/2062	564,944	0.1
500,000 (2)	Benchmark Mortgage Trust 2019-B14 C, 3.772%, 12/15/2062	371,100	0.1
10,418,134 (1)(2)(3)	Benchmark Mortgage Trust 2019-B14 XD, 1.272%, 12/15/2062	625,441	0.1
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,350,000 (1)	Benchmark Mortgage Trust 2019-B9 D, 3.000%, 03/15/2052	$710,422	0.1
3,220,000 (1)(2)(3)	Benchmark Mortgage Trust 2019-B9 XD, 1.993%, 03/15/2052	252,903	0.0
12,475,538 (2)(3)	Benchmark Mortgage Trust 2020-B17 XA, 1.414%, 03/15/2053	600,609	0.1
5,115,479 (1)	Benchmark Mortgage Trust 2020-B18 AGNF, 4.139%, 07/15/2053	4,658,154	0.6
15,358,020 (2)(3)	Benchmark Mortgage Trust 2020-B18 XA, 1.780%, 07/15/2053	963,969	0.1
7,187,721 (2)(3)	Benchmark Mortgage Trust 2020-B20 XA, 1.608%, 10/15/2053	447,176	0.1
11,099,390 (2)(3)	Benchmark Mortgage Trust 2020-B22 XA, 1.511%, 01/15/2054	848,816	0.1
12,803,879 (2)(3)	Benchmark Mortgage Trust 2021-B23 XA, 1.265%, 02/15/2054	739,006	0.1
23,968,891 (2)(3)	Benchmark Mortgage Trust 2021-B25 XA, 1.089%, 04/15/2054	1,248,272	0.2
4,919,865 (2)(3)	Benchmark Mortgage Trust 2021-B28 XA, 1.271%, 08/15/2054	315,308	0.0
4,598,445 (1)(4)	BMD2 Re-Remic Trust 2019-FRR1 3AB, 0.000%, 05/25/2052	3,321,664	0.4
2,341,154 (1)(4)	BMD2 Re-Remic Trust 2019-FRR1 4A, 0.000%, 05/25/2052	1,613,603	0.2
5,887,827 (1)	BMD2 Re-Remic Trust 2019-FRR1 6B10, 2.449%, 05/25/2052	4,565,520	0.6
1,679,341 (1)(2)	BX Commercial Mortgage Trust 2019-IMC D, 7.271%, (TSFR1M + 1.946%), 04/15/2034	1,675,767	0.2
700,000 (1)(2)	BX Commercial Mortgage Trust 2021-21M E, 7.610%, (TSFR1M + 2.285%), 10/15/2036	691,276	0.1
1,397,704 (1)(2)	BX Commercial Mortgage Trust 2021-VOLT F, 7.840%, (TSFR1M + 2.514%), 09/15/2036	1,385,949	0.2
1,579,499 (1)(2)	BX Commercial Mortgage Trust 2021-XL2 D, 6.836%, (TSFR1M + 1.511%), 10/15/2038	1,564,499	0.2

See Accompanying Notes to Financial Statements

22

Voya Securitized Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
3,300,000 (1)(2)	BX Commercial Mortgage Trust 2022-CSMO B, 8.466%, (TSFR1M + 3.141%), 06/15/2027	$3,316,186	0.4
1,350,000 (1)(2)	BX Commercial Mortgage Trust 2023-XL3 D, 8.914%, (TSFR1M + 3.589%), 12/09/2040	1,364,477	0.2
1,000,000 (1)(2)	BX Commercial Mortgage Trust 2024-MF D, 8.015%, (TSFR1M + 2.690%), 02/15/2039	1,002,274	0.1
1,500,000 (1)(2)	BX Commercial Mortgage Trust 2024-XL4 D, 8.465%, (TSFR1M + 3.140%), 02/15/2039	1,504,645	0.2
1,500,000 (1)(2)	BX Commercial Mortgage Trust 2024-XL5 C, 7.241%, (TSFR1M + 1.941%), 03/15/2041	1,501,244	0.2
1,000,000 (1)(2)	BX Trust 2018-GW C, 6.843%, (TSFR1M + 1.517%), 05/15/2035	993,098	0.1
2,800,000 (1)(2)	BX Trust 2021-ARIA F, 8.033%, (TSFR1M + 2.708%), 10/15/2036	2,735,691	0.4
2,000,000 (1)(2)	BX Trust 2022-LBA6 E, 8.025%, (TSFR1M + 2.700%), 01/15/2039	1,969,024	0.3
500,000 (1)(2)	BX Trust 2022-VAMF F, 8.624%, (TSFR1M + 3.299%), 01/15/2039	468,909	0.1
2,250,000 (1)(2)	BX Trust 2023-DELC A, 8.015%, (TSFR1M + 2.690%), 05/15/2038	2,282,915	0.3
3,090,000 (1)(2)	BXSC Commercial Mortgage Trust 2022-WSS B, 7.418%, (TSFR1M + 2.092%), 03/15/2035	3,075,483	0.4
1,250,000 (1)(2)	Cantor Commercial Real Estate Lending 2019-CF3 D, 2.500%, 01/15/2053	770,730	0.1
12,278,517 (2)(3)	CD Mortgage Trust 2019-CD8 XA, 1.397%, 08/15/2057	667,845	0.1
43,308,951 (1)(2)(3)	Citigroup Commercial Mortgage Trust 2014-GC19 XD, 1.405%, 03/11/2047	152,348	0.0
2,956,842 (1)(2)	Citigroup Commercial Mortgage Trust 2016-P4 E, 4.682%, 07/10/2049	1,554,714	0.2
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,404,692 (1)(2)	Citigroup Commercial Mortgage Trust 2016-P4 F, 4.682%, 07/10/2049	$449,615	0.1
3,599,087 (1)	Citigroup Commercial Mortgage Trust 2016-P5 D, 3.000%, 10/10/2049	2,111,000	0.3
14,434,785 (1)(2)(3)	Citigroup Commercial Mortgage Trust 2017-P8 XE, 1.257%, 09/15/2050	531,775	0.1
1,250,000 (1)(2)	Citigroup Commercial Mortgage Trust 2021-PRM2 A, 6.390%, (TSFR1M + 1.064%), 10/15/2038	1,242,010	0.2
4,100,000 (1)	Citigroup Commercial Mortgage Trust 2023-PRM3 C, 6.360%, 07/10/2028	4,130,593	0.6
1,000,000 (1)(2)	Citigroup Commercial Mortgage Trust 2023-SMRT D, 5.852%, 10/12/2040	954,052	0.1
1,565,428 (1)(2)	Citigroup COmmercial Mortgage Trust 2018-C6 D, 5.059%, 11/10/2051	985,253	0.1
982,991 (1)(2)	Cold Storage Trust 2020-ICE5 D, 7.532%, (TSFR1M + 2.214%), 11/15/2037	982,009	0.1
1,523,000 (2)	COMM Mortgage Trust 2017-COR2 C, 4.588%, 09/10/2050	1,305,742	0.2
1,271,910 (1)(2)	COMM Mortgage Trust 2020-CBM F, 3.633%, 02/10/2037	1,189,776	0.2
16,406,000 (1)(2)(3)	CSAIL Commercial Mortgage Trust 2017-CX10 XE, 0.824%, 11/15/2050	483,449	0.1
2,250,000	DBJPM Mortgage Trust 2016-C3 B, 3.264%, 08/10/2049	2,027,860	0.3
1,000,000 (1)(2)	DBWF Mortgage Trust 2015-LCM D, 3.421%, 06/10/2034	862,355	0.1
3,500,000 (1)(2)	DK Trust 2024-SPBX D, 8.100%, (TSFR1M + 2.750%), 03/15/2034	3,513,005	0.5
13,466,484 (1)	Freddie Mac Multifamily ML Certificates 2021-ML11 XUS, 0.769%, 03/25/2038	672,267	0.1
10,320	Freddie Mac Multifamily Structured Pass Through Certificates K122 X1, 0.878%, 11/25/2030	467	0.0

See Accompanying Notes to Financial Statements

23

Voya Securitized Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
8,662	Freddie Mac Multifamily Structured Pass Through Certificates K123 X1, 0.771%, 12/25/2030	$347	0.0
3,372,239 (2)(3)	Freddie Mac Multifamily Structured Pass Through Certificates K-1515 X1, 1.509%, 02/25/2035	366,814	0.0
9,068,822 (2)(3)	Freddie Mac Multifamily Structured Pass Through Certificates K-1521 X1, 0.979%, 08/25/2036	691,916	0.1
15,401,996 (2)(3)	Freddie Mac Multifamily Structured Pass Through Certificates KG01 X3, 3.124%, 05/25/2029	2,037,907	0.3
1,542	Freddie Mac Multifamily Structured Pass Through Certificates KG04 X1, 0.850%, 11/25/2030	66	0.0
3,378,024 (1)(4)	FREMF Mortgage Trust 2016-K57 D, 0.000%, 08/25/2049	2,673,810	0.4
49,202,031 (1)(3)	FREMF Mortgage Trust 2016-K57 X2A, 0.100%, 08/25/2049	81,137	0.0
12,250,292 (1)(3)	FREMF Mortgage Trust 2016-K57 X2B, 0.100%, 08/25/2049	25,158	0.0
449,682 (1)(4)	FREMF Mortgage Trust 2018-K156 C, 0.000%, 07/25/2036	200,470	0.0
29,170,719 (1)(3)	FREMF Mortgage Trust 2019-KG01 X2A, 0.100%, 04/25/2029	74,856	0.0
3,260,000 (1)(3)	FREMF Mortgage Trust 2019-KG01 X2B, 0.100%, 05/25/2029	12,097	0.0
1,396,556 (1)(4)	GAM Re-REMIC Trust 2021-FRR1 1B, 0.000%, 11/29/2050	1,075,732	0.1
5,187,577 (1)(4)	GAM Re-REMIC Trust 2021-FRR1 1C, 0.000%, 11/29/2050	3,870,177	0.5
7,790,101 (1)(4)	GAM Re-REMIC Trust 2021-FRR1 1D, 0.000%, 11/29/2050	5,719,980	0.8
5,604,792 (1)(4)	GAM Re-REMIC Trust 2021-FRR1 2C, 0.000%, 11/29/2050	4,073,430	0.5
4,725,636 (1)(4)	GAM RE-REMIC Trust 2022-FRR3 BK61, 0.000%, 11/27/2049	3,677,168	0.5
6,944,491 (1)	GAM RE-REMIC Trust 2022-FRR3 BK71, 2.010%, 11/27/2050	5,654,214	0.8
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
3,644,248 (1)(4)	GAM RE-REMIC Trust 2022-FRR3 BK89, 0.000%, 01/27/2052	$2,492,271	0.3
2,687,784 (1)(4)	GAM RE-REMIC Trust 2022-FRR3 C728, 0.000%, 08/27/2050	2,561,504	0.3
2,736,005 (1)(4)	GAM RE-REMIC Trust 2022-FRR3 CK47, 0.000%, 05/27/2048	2,462,060	0.3
3,315,353 (1)(4)	GAM RE-REMIC Trust 2022-FRR3 CK61, 0.000%, 11/27/2049	2,464,293	0.3
2,689,881 (1)(4)	GAM RE-REMIC Trust 2022-FRR3 D728, 0.000%, 08/27/2050	2,536,511	0.3
2,735,306 (1)(4)	GAM RE-REMIC Trust 2022-FRR3 DK47, 0.000%, 05/27/2048	2,433,717	0.3
4,952,763 (1)	GAM RE-REMIC TRUST 2021-FRR2 BK78, 2.410%, 09/27/2051	3,918,526	0.5
3,770,306 (1)(4)	GAM RE-REMIC TRUST 2021-FRR2 C730, 0.000%, 09/27/2051	3,485,608	0.5
4,582,372 (1)(4)	GAM RE-REMIC TRUST 2021-FRR2 CK44, 0.000%, 09/27/2051	4,204,461	0.6
3,727,676 (1)	GAM RE-REMIC TRUST 2021-FRR2 CK49, 1.010%, 09/27/2051	3,342,989	0.4
3,163,003 (1)(4)	GAM RE-REMIC TRUST 2021-FRR2 CK78, 0.000%, 09/27/2051	2,122,691	0.3
3,768,209 (1)(4)	GAM RE-REMIC TRUST 2021-FRR2 D730, 0.000%, 09/27/2051	3,469,274	0.5
3,725,579 (1)(4)	GAM RE-REMIC TRUST 2021-FRR2 DK49, 0.000%, 09/27/2051	3,225,485	0.4
2,556,265 (1)(2)	Great Wolf Trust 2019-WOLF B, 6.973%, (TSFR1M + 1.648%), 12/15/2036	2,553,092	0.3
855,000 (1)(2)	Great Wolf Trust 2024-WOLF A, 6.842%, (TSFR1M + 1.542%), 03/15/2039	857,715	0.1
1,400,000 (1)(2)	GS Mortgage Securities Corp. Trust 2023-FUN C, 8.715%, (TSFR1M + 3.389%), 03/15/2028	1,408,165	0.2
5,425,655 (2)(3)	GS Mortgage Securities Trust 2019-GC38 XA, 1.008%, 02/10/2052	217,784	0.0

See Accompanying Notes to Financial Statements

24

Voya Securitized Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,516,508 (1)	GS Mortgage Securities Trust 2019-GC39 D, 3.000%, 05/10/2052	$866,172	0.1
11,657,959 (2)(3)	GS Mortgage Securities Trust 2019-GC40 XA, 1.139%, 07/10/2052	504,758	0.1
1,257,933 (1)	GS Mortgage Securities Trust 2021-GSA3 D, 2.250%, 12/15/2054	752,801	0.1
500,000 (1)	GS Mortgage Securities Trust 2021-GSA3 E, 2.250%, 12/15/2054	273,052	0.0
3,000,000 (1)(2)	Hawaii Hotel Trust 2019-MAUI E, 7.533%, (TSFR1M + 2.207%), 05/15/2038	2,974,150	0.4
1,187,195 (1)(2)	HIT Trust 2022-HI32 B, 8.514%, (TSFR1M + 3.189%), 07/15/2024	1,187,824	0.2
2,000,000 (1)(2)	INTOWN Mortgage Trust 2022-STAY B, 8.611%, (TSFR1M + 3.286%), 08/15/2039	2,015,681	0.3
4,100,000 (1)(2)	J.P. Morgan Chase Commercial Mortgage Securities Trust 2019-ICON E, 5.220%, 01/05/2034	3,760,761	0.5
1,000,000	JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP2 B, 3.460%, 08/15/2049	867,398	0.1
929,000 (1)(2)	JP Morgan Chase Commercial Mortgage Securities Trust 2020-LOOP E, 3.861%, 12/05/2038	242,258	0.0
1,360,000 (1)(2)	JP Morgan Chase Commercial Mortgage Securities Trust 2020-LOOP F, 3.861%, 12/05/2038	215,256	0.0
22,486,979 (1)(2)(3)	JPMBB Commercial Mortgage Securities Trust 2013-C15 XC, 0.914%, 11/15/2045	253,317	0.0
1,000,000 (2)	JPMBB Commercial Mortgage Securities Trust 2014-C25 B, 4.347%, 11/15/2047	920,075	0.1
46,979,000 (1)(2)(3)	JPMBB Commercial Mortgage Securities Trust 2014-C26 XD, 0.500%, 01/15/2048	132,234	0.0
34,428,000 (1)(2)(3)	JPMBB Commercial Mortgage Securities Trust 2014-C26 XE, 0.363%, 01/15/2048	101,456	0.0
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,000,000 (2)	JPMBB Commercial Mortgage Securities Trust 2015-C29 B, 4.118%, 05/15/2048	$948,070	0.1
1,500,000 (2)	JPMBB Commercial Mortgage Securities Trust 2015-C29 C, 4.187%, 05/15/2048	1,362,229	0.2
2,250,000 (1)(2)	KSL Commercial Mortgage Trust 2023-HT C, 8.764%, (TSFR1M + 3.439%), 12/15/2036	2,262,834	0.3
1,875,000 (1)(2)	LAQ Mortgage Trust 2023-LAQ D, 9.514%, (TSFR1M + 4.188%), 03/15/2036	1,855,820	0.2
1,000,000 (1)(2)	MCR Mortgage Trust 2024-HTL D, 9.231%, (TSFR1M + 3.905%), 02/15/2037	1,000,503	0.1
1,990,447 (1)(2)	Med Trust 2021-MDLN F, 9.439%, (TSFR1M + 4.114%), 11/15/2038	1,991,346	0.3
1,677,753 (1)(2)	MHC Commercial Mortgage Trust 2021-MHC F, 8.040%, (TSFR1M + 2.715%), 04/15/2038	1,664,339	0.2
800,000 (1)(2)	MHC Trust 2021-MHC2 E, 7.389%, (TSFR1M + 2.064%), 05/15/2038	789,550	0.1
2,000,000 (1)(2)	MHP 2021-STOR D, 6.790%, (TSFR1M + 1.464%), 07/15/2038	1,977,130	0.3
1,823,228 (1)(2)	MHP 2022-MHIL E, 7.936%, (TSFR1M + 2.611%), 01/15/2027	1,811,648	0.2
14,293,412 (2)(3)	Morgan Stanley Capital I 2017-HR2 XA, 0.849%, 12/15/2050	368,770	0.1
10,870,640 (1)(2)(3)	Morgan Stanley Capital I 2017-HR2 XD, 1.588%, 12/15/2050	543,664	0.1
1,111,174 (1)(2)	Morgan Stanley Capital I Trust 2016-BNK2 D, 3.000%, 11/15/2049	528,218	0.1
27,885,433 (2)(3)	Morgan Stanley Capital I Trust 2019-H7 XA, 1.289%, 07/15/2052	1,307,623	0.2
6,586,500 (1)(2)(3)	Morgan Stanley Capital I Trust 2019-H7 XD, 1.392%, 07/15/2052	400,038	0.1
1,530,000 (1)(2)	MTN Commercial Mortgage Trust 2022-LPFL B, 7.226%, (TSFR1M + 1.896%), 03/15/2039	1,506,194	0.2

See Accompanying Notes to Financial Statements

25

Voya Securitized Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,516,508 (1)	Prima Capital CRE Securitization Ltd. 2019-7A C, 3.250%, 12/25/2050	$1,397,314	0.2
6,988,518 (1)	Prima Capital CRE Securitization Ltd. 2019-7A D, 4.250%, 12/25/2050	5,750,145	0.8
11,237,538 (1)	RFM Reremic Trust 2022-FRR1 AB55, 0.990%, 03/28/2049	9,580,200	1.3
9,525,351 (1)(2)	RFM Reremic Trust 2022-FRR1 AB60, 2.410%, 11/08/2049	8,194,762	1.1
12,070,440 (1)(2)	RFM Reremic Trust 2022-FRR1 AB64, 2.260%, 03/01/2050	10,282,263	1.4
3,501,248 (1)(4)	RFM Reremic Trust 2022-FRR1 CK55, 0.000%, 03/28/2049	2,900,542	0.4
4,402,767 (1)(4)	RFM Reremic Trust 2022-FRR1 CK60, 0.000%, 11/08/2049	3,426,921	0.5
6,335,791 (4)	Series RR Trust 2014-1 E, 0.000%, 05/25/2047	6,307,848	0.8
2,320,000 (1)(2)	SG Commercial Mortgage Securities Trust 2020-COVE E, 3.728%, 03/15/2037	2,071,489	0.3
2,000,000 (1)(2)	SMRT 2022-MINI D, 7.276%, (TSFR1M + 1.950%), 01/15/2039	1,968,058	0.3
14,710,370 (2)(3)	UBS Commercial Mortgage Trust 2019-C16 XA, 1.521%, 04/15/2052	821,726	0.1
5,008,806 (2)(3)	Wells Fargo Commercial Mortgage Trust 2014-LC18 XA, 1.007%, 12/15/2047	20,397	0.0
16,657,000 (1)(2)(3)	Wells Fargo Commercial Mortgage Trust 2015-C30 XE, 1.244%, 09/15/2058	259,622	0.0
16,657,000 (1)(2)(3)	Wells Fargo Commercial Mortgage Trust 2015-C30 XFG, 1.244%, 09/15/2058	259,180	0.0
2,000,000 (1)(2)	Wells Fargo Commercial Mortgage Trust 2016-C37 D, 3.166%, 12/15/2049	1,667,214	0.2
7,605,000 (1)(2)(3)	Wells Fargo Commercial Mortgage Trust 2016-NXS6 XFG, 2.000%, 11/15/2049	318,360	0.0
21,948,488 (2)(3)	Wells Fargo Commercial Mortgage Trust 2017-C40 XA, 0.862%, 10/15/2050	510,319	0.1
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
750,000 (2)	Wells Fargo Commercial Mortgage Trust 2017-C41 B, 4.188%, 11/15/2050	$662,134	0.1
13,851,866 (2)(3)	Wells Fargo Commercial Mortgage Trust 2018-C45 XA, 0.765%, 06/15/2051	358,152	0.0
1,380,000	Wells Fargo Commercial Mortgage Trust 2021-C59 B, 3.034%, 04/15/2054	1,098,657	0.1
14,192,586 (2)(3)	Wells Fargo Commercial Mortgage Trust 2021-C60 XA, 1.529%, 08/15/2054	1,043,459	0.1
1,000,000 (2)	WFRBS Commercial Mortgage Trust 2014-C21 B, 4.213%, 08/15/2047	949,201	0.1
2,000,000 (1)	WSTN Trust 2023-MAUI A, 6.297%, 07/05/2037	2,018,579	0.3
	Total Commercial Mortgage-Backed Securities (Cost $271,290,592)	259,124,111	34.6

COLLATERALIZED MORTGAGE OBLIGATIONS: 33.5%
979,556 (1)(2)	Agate Bay Mortgage Trust 2015-1 B4, 3.654%, 01/25/2045	743,058	0.1
526,265 (1)(2)	Agate Bay Mortgage Trust 2015-3 B4, 3.502%, 04/25/2045	462,758	0.1
509,569 (1)(2)	Agate Bay Mortgage Trust 2015-4 B3, 3.498%, 06/25/2045	397,357	0.1
493,217 (1)(2)	Agate Bay Mortgage Trust 2016-1 B3, 3.654%, 12/25/2045	429,087	0.1
646,000 (1)(2)	Agate Bay Mortgage Trust 2016-1 B4, 3.654%, 12/25/2045	476,979	0.1
757,946 (1)(2)	Agate Bay Mortgage Trust 2016-2 B3, 3.760%, 03/25/2046	697,142	0.1
998,319 (1)(2)	Agate Bay Mortgage Trust 2016-2 B4, 3.760%, 03/25/2046	751,040	0.1
2,096,556 (1)(2)	Ajax Mortgage Loan Trust 2019-D A2, 3.500%, 09/25/2065	1,897,015	0.3
1,048,278 (1)(2)	Ajax Mortgage Loan Trust 2019-F A2, 3.500%, 07/25/2059	969,974	0.1
263,188 (2)	Alternative Loan Trust 2004-32CB 2A2, 5.500%, (TSFR1M + 0.514%), 02/25/2035	241,644	0.0

See Accompanying Notes to Financial Statements

26

Voya Securitized Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
415,728 (2)	Alternative Loan Trust 2004-J7 M1, 5.117%, (TSFR1M + 1.134%), 10/25/2034	$409,775	0.1
240,719 (2)	Alternative Loan Trust 2005-31 1A1, 5.724%, (TSFR1M + 0.674%), 08/25/2035	220,143	0.0
196,157	Alternative Loan Trust 2005-65CB 1A3, 5.500%, 01/25/2036	130,582	0.0
356,712 (2)	Alternative Loan Trust 2005-J2 1A12, 5.500%, (TSFR1M + 0.514%), 04/25/2035	274,613	0.0
254,920 (2)	Alternative Loan Trust 2006-19CB A12, 5.844%, (TSFR1M + 0.514%), 08/25/2036	121,098	0.0
583,242	Alternative Loan Trust 2006-20CB A9, 6.000%, 07/25/2036	251,003	0.0
361,290 (2)	Alternative Loan Trust 2007-18CB 1A7, 5.914%, (TSFR1M + 0.584%), 08/25/2037	121,166	0.0
841,446 (2)	Alternative Loan Trust 2007-OA4 A1, 5.784%, (TSFR1M + 0.454%), 05/25/2047	710,350	0.1
612,630 (1)(2)	Arroyo Mortgage Trust 2019-3 A3, 3.416%, 10/25/2048	569,111	0.1
1,323,530 (1)(2)	Bayview MSR Opportunity Master Fund Trust 2021-5 B3A, 3.484%, 11/25/2051	1,078,675	0.2
1,389,182 (1)(2)	Bayview MSR Opportunity Master Fund Trust 2022-2 B3A, 3.400%, 12/25/2051	1,106,762	0.2
1,694,920 (1)(2)	Bayview Opportunity Master Fund VI Trust 2021-6 B3A, 3.388%, 10/25/2051	1,362,055	0.2
66,688 (2)	Bear Stearns ALT-A Trust 2005-10 21A1, 4.211%, 01/25/2036	62,740	0.0
109,098 (2)	Bear Stearns ALT-A Trust 2005-4 23A1, 5.138%, 05/25/2035	102,692	0.0
199,285 (2)	Bear Stearns ALT-A Trust 2005-7 21A1, 5.501%, 09/25/2035	161,155	0.0
785,209 (2)	Bear Stearns ALT-A Trust 2005-9 26A1, 4.066%, 11/25/2035	435,110	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,961,354 (1)(2)	Chase Home Lending Mortgage Trust Series 2024-1 A9, 6.500%, 01/25/2055	$1,966,534	0.3
95,237 (2)	Chase Mortgage Finance Trust Series 2006-A1 2A3, 5.120%, 09/25/2036	82,521	0.0
36,569 (2)	Chase Mortgage Finance Trust Series 2007-A1 1A2, 5.769%, 02/25/2037	35,227	0.0
190,146 (2)	CHL Mortgage Pass-Through Trust 2004-22 A3, 4.706%, 11/25/2034	172,101	0.0
423,726	CHL Mortgage Pass-Through Trust 2006-1 A2, 6.000%, 03/25/2036	229,371	0.0
346,217	CHL Mortgage Pass-Through Trust 2007-7 A7, 5.750%, 06/25/2037	170,126	0.0
393,359 (1)(2)	CIM Trust 2018-INV1 A10, 4.000%, 08/25/2048	361,191	0.1
42,911 (1)(2)	CIM Trust 2019-INV1 A1, 4.000%, 02/25/2049	40,080	0.0
233,950 (1)(2)	CIM Trust 2019-INV3 A15, 3.500%, 08/25/2049	206,472	0.0
1,223,166 (1)(2)	CIM Trust 2019-INV3 B1A, 4.684%, 08/25/2049	1,136,168	0.2
842,498 (1)(2)	CIM Trust 2019-J1 B3, 3.941%, 08/25/2049	750,999	0.1
500,000 (1)(2)	CIM Trust 2019-R5 M2, 3.250%, 09/25/2059	446,592	0.1
916,293 (1)(2)	CIM Trust 2020-J1 B3, 3.445%, 07/25/2050	747,207	0.1
911,111 (1)(2)	CIM Trust 2020-J2 B2, 2.758%, 01/25/2051	724,451	0.1
1,207,482 (1)(2)	CIM Trust 2020-J2 B3, 2.758%, 01/25/2051	933,287	0.1
214,547 (2)	Citigroup Mortgage Loan Trust 2006-AR2 1A1, 5.493%, 03/25/2036	163,295	0.0
193,798 (2)	Citigroup Mortgage Loan Trust 2007-10 22AA, 4.496%, 09/25/2037	172,818	0.0
543,872 (1)(2)	Citigroup Mortgage Loan Trust 2013-7 2A2, 4.629%, 08/25/2036	509,647	0.1
1,005,017 (1)(2)	Citigroup Mortgage Loan Trust 2021-J3 B3W, 2.859%, 09/25/2051	786,333	0.1

See Accompanying Notes to Financial Statements

27

Voya Securitized Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
333,854	Citigroup Mortgage Loan Trust, Inc. 2005-9 22A2, 6.000%, 11/25/2035	$329,730	0.1
123,882	CitiMortgage Alternative Loan Trust Series 2007-A6 1A10, 6.000%, 06/25/2037	108,175	0.0
817,993 (1)(2)	COLT Mortgage Loan Trust 2022-5 A1, 4.550%, 04/25/2067	818,265	0.1
723,727 (1)(2)	Connecticut Avenue Securities Trust 2019-R05 1B1, 9.535%, (SOFR30A + 4.214%), 07/25/2039	754,306	0.1
555,084 (1)(2)	Connecticut Avenue Securities Trust 2020-R02 2M2, 7.435%, (SOFR30A + 2.114%), 01/25/2040	561,194	0.1
2,026,670 (1)(2)	Connecticut Avenue Securities Trust 2020-SBT1 1M2, 9.085%, (SOFR30A + 3.764%), 02/25/2040	2,149,512	0.3
2,445,981 (1)(2)	Connecticut Avenue Securities Trust 2022-R01 1B1, 8.470%, (SOFR30A + 3.150%), 12/25/2041	2,517,419	0.3
1,048,278 (1)(2)	Connecticut Avenue Securities Trust 2022-R02 2B1, 9.820%, (SOFR30A + 4.500%), 01/25/2042	1,103,713	0.2
139,293 (1)(2)	CSMC Trust 2013-IVR3 B3, 3.399%, 05/25/2043	130,917	0.0
185,178 (1)(2)	CSMC Trust 2013-IVR5 B3, 3.615%, 10/25/2043	174,959	0.0
235,727 (1)(2)	CSMC Trust 2014-IVR1 B3, 3.570%, 11/25/2043	221,229	0.0
214,457 (1)(2)	CSMC Trust 2014-IVR2 B3, 3.800%, 04/25/2044	204,107	0.0
294,024 (1)(2)	CSMC Trust 2014-IVR3 B3, 4.043%, 07/25/2044	277,494	0.0
506,961 (1)(2)	CSMC Trust 2019-AFC1 A3, 3.877%, 07/25/2049	473,677	0.1
1,000,000 (1)(2)	CSMC Trust 2021-AFC1 M1, 2.193%, 03/25/2056	610,641	0.1
1,397,704 (1)(2)	Deephaven Residential Mortgage Trust 2021-4 M1, 3.257%, 11/25/2066	1,052,672	0.1
291,614 (1)(2)	Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates Series 2007-WM1 A1, 4.046%, 06/27/2037	250,040	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
250,961 (1)(2)	Fannie Mae Connecticut Avenue Securities 2020-R01 1M2, 7.485%, (SOFR30A + 2.164%), 01/25/2040	$254,385	0.0
1,397,704 (1)(2)	Fannie Mae Connecticut Avenue Securities 2020-R02 2B1, 8.435%, (SOFR30A + 3.114%), 01/25/2040	1,438,731	0.2
2,000,000 (1)(2)	Fannie Mae Connecticut Avenue Securities 2021-R01 1B1, 8.420%, (SOFR30A + 3.100%), 10/25/2041	2,060,652	0.3
698,852 (1)(2)	Fannie Mae Connecticut Avenue Securities 2021-R02 2B1, 8.620%, (SOFR30A + 3.300%), 11/25/2041	721,932	0.1
3,000,000 (1)(2)	Fannie Mae Connecticut Avenue Securities 2022-R05 2B2, 12.320%, (SOFR30A + 7.000%), 04/25/2042	3,275,077	0.4
4,088,283 (1)(2)	Fannie Mae Connecticut Avenue Securities 2023-R02 1B1, 10.870%, (SOFR30A + 5.550%), 01/25/2043	4,518,047	0.6
1,000,000 (1)(2)	Fannie Mae Connecticut Avenue Securities 2023-R07 2M2, 8.571%, (SOFR30A + 3.250%), 09/25/2043	1,047,998	0.1
1,600,000 (1)(2)	Fannie Mae Connecticut Avenue Securities 2024-R01 1B1, 8.020%, (SOFR30A + 2.700%), 01/25/2044	1,613,043	0.2
1,000,000 (1)(2)	Fannie Mae Connecticut Avenue Securities 2024-R01 1M2, 7.120%, (SOFR30A + 1.800%), 01/25/2044	1,006,761	0.1
850,000 (1)(2)	Fannie Mae Connecticut Avenue Securities 2024-R02 1B2, 9.020%, (SOFR30A + 3.700%), 02/25/2044	859,213	0.1
656,750 (1)(2)	Figure Line of Credit Trust 2020-1 A, 4.040%, 09/25/2049	627,701	0.1
865,025 (1)(2)	Flagstar Mortgage Trust 2018-2 B2, 4.008%, 04/25/2048	771,743	0.1
925,654 (1)(2)	Flagstar Mortgage Trust 2018-4 B3, 4.162%, 07/25/2048	830,917	0.1

See Accompanying Notes to Financial Statements

28

Voya Securitized Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
875,442 (1)(2)	Flagstar Mortgage Trust 2018-5 B3, 4.454%, 09/25/2048	$783,160	0.1
874,508 (1)(2)	Flagstar Mortgage Trust 2018-6RR B1, 4.938%, 10/25/2048	829,605	0.1
272,914 (1)(2)	Flagstar Mortgage Trust 2019-1INV A15, 3.500%, 10/25/2049	240,700	0.0
3,620,044 (1)(2)	Flagstar Mortgage Trust 2019-1INV B2A, 4.527%, 10/25/2049	3,240,339	0.4
906,585 (1)(2)	Flagstar Mortgage Trust 2019-2 B2, 4.007%, 12/25/2049	795,228	0.1
3,223,017 (1)(2)	Flagstar Mortgage Trust 2020-1INV B2A, 4.204%, 03/25/2050	2,865,582	0.4
1,606,368 (1)(2)	Flagstar Mortgage Trust 2020-1INV B3, 4.204%, 03/25/2050	1,413,804	0.2
583,942 (1)(2)	Freddie Mac STACR REMIC Trust 2021-DNA5 M2, 6.970%, (SOFR30A + 1.650%), 01/25/2034	586,223	0.1
1,825,522 (1)(2)	Freddie Mac STACR REMIC Trust 2021-DNA6 B1, 8.720%, (SOFR30A + 3.400%), 10/25/2041	1,891,971	0.3
2,096,556 (1)(2)	Freddie Mac STACR REMIC Trust 2021-DNA7 B1, 8.970%, (SOFR30A + 3.650%), 11/25/2041	2,186,696	0.3
1,199,097 (1)(2)	Freddie Mac STACR REMIC Trust 2021-HQA1 M2, 7.570%, (SOFR30A + 2.250%), 08/25/2033	1,227,137	0.2
3,494,259 (1)(2)	Freddie Mac STACR REMIC Trust 2021-HQA4 B1, 9.070%, (SOFR30A + 3.750%), 12/25/2041	3,605,209	0.5
6,988,518 (1)(2)	Freddie Mac STACR REMIC Trust 2022-DNA1 B1, 8.720%, (SOFR30A + 3.400%), 01/25/2042	7,227,359	1.0
6,604,150 (1)(2)	Freddie Mac STACR REMIC Trust 2022-DNA2 B1, 10.070%, (SOFR30A + 4.750%), 02/25/2042	7,045,239	0.9
3,494,259 (1)(2)	Freddie Mac STACR REMIC Trust 2022-DNA2 M1B, 7.720%, (SOFR30A + 2.400%), 02/25/2042	3,562,526	0.5
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,843,685 (1)(2)	Freddie Mac STACR REMIC Trust 2022-DNA2 M2, 9.070%, (SOFR30A + 3.750%), 02/25/2042	$4,049,983	0.5
2,096,556 (1)(2)	Freddie Mac STACR REMIC Trust 2022-DNA4 M2, 10.570%, (SOFR30A + 5.250%), 05/25/2042	2,291,201	0.3
2,500,000 (1)(2)	Freddie Mac STACR REMIC Trust 2023-HQA3 M2, 8.670%, (SOFR30A + 3.350%), 11/25/2043	2,621,799	0.4
947,106 (1)(2)	Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA2 M2, 7.620%, (SOFR30A + 2.300%), 08/25/2033	966,356	0.1
425,635 (1)(2)	Galton Funding Mortgage Trust 2018-2 A51, 4.500%, 10/25/2058	402,552	0.1
31,969 (1)(2)	Galton Funding Mortgage Trust 2019-1 A21, 4.500%, 02/25/2059	30,560	0.0
924,244 (1)(2)	Galton Funding Mortgage Trust 2019-1 B2, 4.500%, 02/25/2059	863,908	0.1
1,137,248 (1)(2)	GCAT Trust 2022-INV3 B1, 4.620%, 08/25/2052	1,020,744	0.1
2,271,772 (1)(2)	GCAT Trust 2023-NQM1 A2, 4.250%, 10/25/2057	2,095,090	0.3
140,519 (1)(2)	GS Mortage-Backed Securities Trust 2020-PJ1 A1, 3.500%, 05/25/2050	124,017	0.0
238,881 (1)(2)	GS Mortage-Backed Securities Trust 2020-PJ1 A4, 3.500%, 05/25/2050	210,587	0.0
562,102 (1)(2)	GS Mortage-Backed Securities Trust 2020-PJ1 A8, 3.500%, 05/25/2050	494,536	0.1
1,428,303 (1)(2)	GS Mortage-Backed Securities Trust 2020-PJ1 B3, 3.630%, 05/25/2050	1,200,176	0.2
802,846 (1)(2)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ1 B3, 4.043%, 08/25/2049	680,138	0.1
64,814 (1)(2)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ2 A1, 4.000%, 11/25/2049	60,038	0.0

See Accompanying Notes to Financial Statements

29

Voya Securitized Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
890,537 (1)(2)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ2 B2, 4.375%, 11/25/2049	$816,921	0.1
82,247 (1)(2)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ3 A1, 3.500%, 03/25/2050	74,992	0.0
873,410 (1)(2)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ3 B1, 3.948%, 03/25/2050	785,441	0.1
2,312,825 (1)(2)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ3 B2, 3.948%, 03/25/2050	2,073,599	0.3
1,981,571 (1)(2)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ3 B3, 3.948%, 03/25/2050	1,760,617	0.2
1,201,260 (1)(2)	GS Mortgage-Backed Securities Corp. Trust 2021-PJ3 B3, 2.648%, 08/25/2051	909,671	0.1
947,633 (1)(2)	GS Mortgage-Backed Securities Trust 2021-GR3 B3, 3.382%, 04/25/2052	757,279	0.1
950,051 (1)(2)	GS Mortgage-Backed Securities Trust 2021-GR3 B4, 3.382%, 04/25/2052	742,738	0.1
2,904,842 (1)(2)	GS Mortgage-Backed Securities Trust 2022-PJ5 B3, 2.990%, 10/25/2052	2,277,014	0.3
2,064,948 (1)(2)	GS Mortgage-Backed Securities Trust 2022-PJ6 A24, 3.000%, 01/25/2053	1,715,853	0.2
3,596,670 (1)(2)	GS Mortgage-Backed Securities Trust 2023-PJ5 B2, 6.817%, 02/25/2054	3,686,444	0.5
1,596,395 (1)(2)	GS Mortgage-Backed Securities Trust 2024-PJ1 B2, 7.303%, 06/25/2054	1,694,595	0.2
91,322 (2)	GSR Mortgage Loan Trust 2005-AR5 2A3, 4.757%, 10/25/2035	49,458	0.0
158,661 (2)	GSR Mortgage Loan Trust 2006-AR1 2A1, 4.713%, 01/25/2036	144,405	0.0
599,811 (2)	HarborView Mortgage Loan Trust 2007-5 A1A, 5.821%, (TSFR1M + 0.494%), 09/19/2037	500,611	0.1
1,668,074 (1)(2)	Hundred Acre Wood Trust 2021-INV3 B3, 3.320%, 12/25/2051	1,349,084	0.2
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,048,278 (1)(2)	Imperial Fund Mortgage Trust 2021-NQM4 M1, 3.446%, 01/25/2057	$758,797	0.1
1,516,884 (2)	IndyMac INDX Mortgage Loan Trust 2006-AR2 2A1, 5.864%, (TSFR1M + 0.534%), 02/25/2046	1,073,771	0.1
32,947 (1)(2)	J.P. Morgan Mortgage Trust 2019-2 A15, 4.000%, 08/25/2049	30,892	0.0
22,651 (1)(2)	J.P. Morgan Mortgage Trust 2019-2 A3, 4.000%, 08/25/2049	21,257	0.0
898,317 (1)(2)	J.P. Morgan Mortgage Trust 2019-2 B1, 4.455%, 08/25/2049	824,363	0.1
898,317 (1)(2)	J.P. Morgan Mortgage Trust 2019-2 B2, 4.455%, 08/25/2049	820,763	0.1
577,183 (1)(2)	J.P. Morgan Mortgage Trust 2019-LTV1 B2, 4.576%, 06/25/2049	540,074	0.1
994,826 (1)(2)	J.P. Morgan Mortgage Trust 2021-14 B4, 3.155%, 05/25/2052	772,258	0.1
1,130,173 (1)(2)	J.P. Morgan Mortgage Trust 2022-1 B3, 3.090%, 07/25/2052	865,471	0.1
2,707,883 (1)(2)	J.P. Morgan Mortgage Trust 2022-6 B3, 3.305%, 11/25/2052	2,172,976	0.3
2,093,846 (1)(2)	J.P. Morgan Mortgage Trust 2023-2 A15B, 5.500%, 07/25/2053	2,029,238	0.3
1,816,003 (1)(2)	J.P. Morgan Mortgage Trust 2023-2 B3, 5.735%, 07/25/2053	1,710,901	0.2
3,146,967 (1)(2)	J.P. Morgan Mortgage Trust 2024-1 B3, 6.712%, 06/25/2054	3,134,386	0.4
434,735	JP Morgan Mortgage Trust 2006-S2 1A18, 6.000%, 07/25/2036	214,608	0.0
84,178 (2)	JP Morgan Mortgage Trust 2007-A3 1A1, 4.657%, 05/25/2037	70,913	0.0
924,644	JP Morgan Mortgage Trust 2007-S1 2A22, 5.750%, 03/25/2037	359,299	0.1
732,421 (1)(2)	JP Morgan Mortgage Trust 2014-1 B5, 3.687%, 01/25/2044	627,293	0.1
786,000 (1)(2)	JP Morgan Mortgage Trust 2014-5 B4, 2.739%, 10/25/2029	673,246	0.1
1,264,067 (1)(2)	JP Morgan Mortgage Trust 2015-4 B4, 3.532%, 06/25/2045	883,664	0.1

See Accompanying Notes to Financial Statements

30

Voya Securitized Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,000,000 (1)(2)	JP Morgan Mortgage Trust 2016-1 B4, 3.796%, 05/25/2046	$755,809	0.1
2,156,423 (1)(2)	JP Morgan Mortgage Trust 2017-1 B4, 3.452%, 01/25/2047	1,845,546	0.3
770,577 (1)(2)	JP Morgan Mortgage Trust 2017-3 B1, 3.764%, 08/25/2047	700,159	0.1
869,993 (1)(2)	JP Morgan Mortgage Trust 2017-4 B2, 3.871%, 11/25/2048	776,065	0.1
881,226 (1)(2)	JP Morgan Mortgage Trust 2017-6 B4, 3.777%, 12/25/2048	764,177	0.1
960,554 (1)(2)	JP Morgan Mortgage Trust 2018-3 B2, 3.709%, 09/25/2048	846,163	0.1
1,361,033 (1)(2)	JP Morgan Mortgage Trust 2018-3 B3, 3.709%, 09/25/2048	1,188,740	0.2
940,085 (1)(2)	JP Morgan Mortgage Trust 2018-4 B1, 3.711%, 10/25/2048	834,281	0.1
1,373,685 (1)(2)	JP Morgan Mortgage Trust 2018-4 B2, 3.711%, 10/25/2048	1,212,307	0.2
262,367 (1)(2)	JP Morgan Mortgage Trust 2018-6 1A10, 3.500%, 12/25/2048	231,205	0.0
1,220,517 (1)(2)	JP Morgan Mortgage Trust 2018-8 B1, 4.027%, 01/25/2049	1,099,253	0.2
873,230 (1)(2)	JP Morgan Mortgage Trust 2018-8 B2, 4.027%, 01/25/2049	781,979	0.1
880,181 (1)(2)	JP Morgan Mortgage Trust 2018-9 B2, 4.251%, 02/25/2049	797,373	0.1
881,981 (1)(2)	JP Morgan Mortgage Trust 2018-9 B3, 4.251%, 02/25/2049	785,198	0.1
85,222 (1)(2)	JP Morgan Mortgage Trust 2019-1 A3, 4.000%, 05/25/2049	79,553	0.0
1,302,660 (1)(2)	JP Morgan Mortgage Trust 2019-5 B2, 4.454%, 11/25/2049	1,199,518	0.2
907,488 (1)(2)	JP Morgan Mortgage Trust 2019-6 B1, 4.260%, 12/25/2049	832,635	0.1
1,268,400 (1)(2)	JP Morgan Mortgage Trust 2019-6 B2, 4.260%, 12/25/2049	1,156,702	0.2
361,157 (1)(2)	JP Morgan Mortgage Trust 2019-7 A15, 3.491%, 02/25/2050	318,896	0.0
1,870,650 (1)(2)	JP Morgan Mortgage Trust 2019-7 B3A, 3.240%, 02/25/2050	1,578,836	0.2
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
340,659 (1)(2)	JP Morgan Mortgage Trust 2019-8 A15, 3.500%, 03/25/2050	$300,953	0.0
1,893,404 (1)(2)	JP Morgan Mortgage Trust 2019-8 B3A, 3.424%, 03/25/2050	1,579,408	0.2
2,037,045 (1)(2)	JP Morgan Mortgage Trust 2019-HYB1 B1, 4.924%, 10/25/2049	1,943,883	0.3
1,099,197 (1)(2)	JP Morgan Mortgage Trust 2019-INV1 B2, 4.943%, 10/25/2049	1,040,800	0.1
359,729 (1)(2)	JP Morgan Mortgage Trust 2019-INV2 A15, 3.500%, 02/25/2050	322,758	0.0
155,883 (1)(2)	JP Morgan Mortgage Trust 2019-INV2 A3, 3.500%, 02/25/2050	141,110	0.0
2,251,887 (1)(2)	JP Morgan Mortgage Trust 2019-INV3 B3, 4.355%, 05/25/2050	1,964,637	0.3
1,227,211 (1)(2)	JP Morgan Mortgage Trust 2019-LTV2 B2, 4.697%, 12/25/2049	1,153,532	0.2
1,227,211 (1)(2)	JP Morgan Mortgage Trust 2019-LTV2 B3, 4.697%, 12/25/2049	1,146,267	0.2
9,289 (1)(2)	JP Morgan Mortgage Trust 2019-LTV3 A15, 3.500%, 03/25/2050	8,971	0.0
37,750 (1)(2)	JP Morgan Mortgage Trust 2019-LTV3 A5, 3.500%, 03/25/2050	36,468	0.0
924,864 (1)(2)	JP Morgan Mortgage Trust 2019-LTV3 B2, 4.379%, 03/25/2050	836,372	0.1
1,615,857 (1)(2)	JP Morgan Mortgage Trust 2019-LTV3 B3, 4.379%, 03/25/2050	1,424,148	0.2
994,787 (1)(2)	JP Morgan Mortgage Trust 2020-4 B1, 3.631%, 11/25/2050	859,327	0.1
1,602,694 (1)(2)	JP Morgan Mortgage Trust 2020-5 B1, 3.572%, 12/25/2050	1,378,585	0.2
952,155 (1)(2)	JP Morgan Mortgage Trust 2020-8 B3, 3.504%, 03/25/2051	818,701	0.1
45,534 (1)(2)	JP Morgan Mortgage Trust 2020-LTV1 A15, 3.500%, 06/25/2050	44,347	0.0
1,057,905 (1)(2)	JP Morgan Mortgage Trust 2021-10 B2, 2.806%, 12/25/2051	831,614	0.1
4,656,246 (1)(2)	JP Morgan Mortgage Trust 2021-6 B3, 2.863%, 10/25/2051	3,623,857	0.5
824,810 (1)(2)	JP Morgan Mortgage Trust 2021-INV6 A5A, 2.500%, 04/25/2052	657,095	0.1

See Accompanying Notes to Financial Statements

31

Voya Securitized Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,104,449 (1)(2)	JP Morgan Mortgage Trust 2024-2 A9, 6.500%, 08/25/2054	$2,110,007	0.3
703,616 (1)(2)	JP Morgan Trust 2015-1 B3, 6.677%, 12/25/2044	674,536	0.1
375,547 (1)(2)	JP Morgan Trust 2015-3 B3, 3.596%, 05/25/2045	345,384	0.1
866,534 (1)(2)	JP Morgan Trust 2015-3 B4, 3.596%, 05/25/2045	657,726	0.1
42,414 (2)	Lehman XS Trust Series 2005-5N 3A1B, 6.089%, (12MTA + 1.000%), 11/25/2035	41,794	0.0
1,299,740 (1)(2)	Mello Mortgage Capital Acceptance 2018-MTG2 B2, 4.319%, 10/25/2048	1,194,726	0.2
934,814 (1)(2)	Mello Mortgage Capital Acceptance 2021-MTG3 B3, 2.903%, 07/01/2051	718,803	0.1
1,669,492 (1)(2)	Mello Mortgage Capital Acceptance 2022-INV1 B3, 3.320%, 03/25/2052	1,319,296	0.2
291,356 (1)(2)	MFA Trust 2020-NQM3 A3, 1.632%, 01/26/2065	267,873	0.0
700,000 (1)(2)	MFA Trust 2021-INV1 M1, 2.288%, 01/25/2056	631,292	0.1
2,438,294 (1)(2)	MFA Trust 2021-INV2 M1, 3.199%, 11/25/2056	1,826,834	0.2
900,000 (1)(2)	Mill City Mortgage Loan Trust 2017-2 M2, 3.250%, 07/25/2059	843,390	0.1
1,257,933 (1)(2)	Mill City Mortgage Trust 2015-2 B2, 1.984%, 09/25/2057	1,125,711	0.2
116,542	Morgan Stanley Mortgage Loan Trust 2005-10 4A1, 5.500%, 12/25/2035	69,501	0.0
900,000 (2)	Morgan Stanley Mortgage Loan Trust 2005-5AR 1B1, 7.244%, (TSFR1M + 1.914%), 09/25/2035	893,670	0.1
1,088,476 (1)(2)	New Residential Mortgage Loan Trust 2017-6A B2, 4.000%, 08/27/2057	1,035,742	0.1
2,655,637 (1)(2)	Oaktown Re VII Ltd. 2021-2 M1C, 8.670%, (SOFR30A + 3.350%), 04/25/2034	2,709,513	0.4
26,368 (1)(2)	OBX Trust 2019-EXP1 1A3, 4.000%, 01/25/2059	25,329	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
131,222 (1)(2)	OBX Trust 2019-EXP3 1A9, 3.500%, 10/25/2059	$117,801	0.0
124,025 (1)(2)	OBX Trust 2019-INV2 A25, 4.000%, 05/27/2049	113,544	0.0
265,924 (1)(2)	OBX Trust 2020-EXP3 1A9, 3.000%, 01/25/2060	231,747	0.0
303,100 (1)(2)	OBX Trust 2020-INV1 A21, 3.500%, 12/25/2049	266,959	0.0
955,670 (1)(2)	OBX Trust 2022-J1 A14, 2.500%, 02/25/2052	760,180	0.1
2,560,556 (1)(2)	Oceanview Mortgage Trust 2021-5 B3, 2.972%, 10/25/2051	1,993,585	0.3
1,086,209 (1)(2)	Provident Funding Mortgage Trust 2020-1 B3, 3.245%, 02/25/2050	895,901	0.1
17,917 (1)(2)	PSMC Trust 2019-2 A1, 3.500%, 10/25/2049	17,660	0.0
197,339 (1)(2)	PSMC Trust 2019-3 A12, 3.500%, 11/25/2049	185,262	0.0
1,960,779 (1)(2)	Radnor RE Ltd. 2021-1 M1C, 8.020%, (SOFR30A + 2.700%), 12/27/2033	1,987,998	0.3
107,310 (1)(2)	RCKT Mortgage Trust 2019-1 A13, 3.500%, 09/25/2049	94,741	0.0
879,040 (1)(2)	RCKT Mortgage Trust 2019-1 B1A, 3.838%, 09/25/2049	780,244	0.1
898,452 (1)(2)	RCKT Mortgage Trust 2019-1 B2A, 3.838%, 09/25/2049	793,260	0.1
1,288,797 (1)(2)	RCKT Mortgage Trust 2020-1 B2A, 3.466%, 02/25/2050	1,114,615	0.2
236,541 (1)	Sequoia Mortgage Trust 2013-9 B2, 3.500%, 07/25/2043	220,309	0.0
272,951 (1)(2)	Sequoia Mortgage Trust 2015-3 B3, 3.726%, 07/25/2045	196,838	0.0
1,187,024 (1)(2)	Sequoia Mortgage Trust 2017-2 B2, 3.557%, 02/25/2047	1,078,173	0.2
1,654,696 (1)(2)	Sequoia Mortgage Trust 2017-5 B3, 3.782%, 08/25/2047	1,439,934	0.2
803,411 (1)(2)	Sequoia Mortgage Trust 2017-CH1 B2B, 4.520%, 08/25/2047	753,847	0.1
904,835 (1)(2)	Sequoia Mortgage Trust 2019-2 B3, 4.256%, 06/25/2049	805,464	0.1

See Accompanying Notes to Financial Statements

32

Voya Securitized Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
329,506 (1)(2)	Sequoia Mortgage Trust 2019-4 A19, 3.500%, 11/25/2049	$289,041	0.0
444,593 (1)(2)	Sequoia Mortgage Trust 2019-5 B2, 3.710%, 12/25/2049	392,014	0.1
444,593 (1)(2)	Sequoia Mortgage Trust 2019-5 B3, 3.710%, 12/25/2049	383,815	0.1
506,498 (1)(2)	Sequoia Mortgage Trust 2019-CH1 B2B, 4.909%, 03/25/2049	490,401	0.1
1,112,523 (1)(2)	Sequoia Mortgage Trust 2019-CH2 B2B, 4.925%, 08/25/2049	1,063,528	0.1
668,561 (1)(2)	Sequoia Mortgage Trust 2019-CH3 A13, 4.000%, 09/25/2049	618,113	0.1
1,945,365 (1)(2)	Sequoia Mortgage Trust 2019-CH3 B1B, 4.502%, 09/25/2049	1,808,645	0.2
1,145,568 (1)(2)	Sequoia Mortgage Trust 2019-CH3 B2B, 4.502%, 09/25/2049	1,072,046	0.1
918,314 (1)(2)	Sequoia Mortgage Trust 2020-2 B2, 3.639%, 03/25/2050	790,611	0.1
1,603,408 (1)(2)	Sequoia Mortgage Trust 2020-2 B3, 3.639%, 03/25/2050	1,350,146	0.2
1,289,449 (1)(2)	Sequoia Mortgage Trust 2020-3 B3, 3.320%, 04/25/2050	1,062,550	0.1
1,668,913 (1)(2)	Sequoia Mortgage Trust 2021-7 B3, 2.864%, 11/25/2051	1,305,271	0.2
1,396,401 (1)(2)	Sequoia Mortgage Trust 2023-1 B2, 5.146%, 01/25/2053	1,300,319	0.2
994,620 (1)(2)	Sequoia Mortgage Trust 2023-3 B3, 6.232%, 09/25/2053	975,093	0.1
983,050 (1)(2)	Sequoia Mortgage Trust 2024-2 A19, 6.000%, 12/25/2053	975,700	0.1
3,500,000 (1)(2)	Sequoia Mortgage Trust 2024-3 A19, 6.000%, 04/25/2054	3,462,539	0.5
869,546 (1)(2)	Shellpoint Co.-Originator Trust 2017-2 B3, 3.644%, 10/25/2047	772,999	0.1
717,652 (1)(2)	STAR Trust 2021-1 A3, 1.528%, 05/25/2065	623,149	0.1
2,096,556 (1)(2)	Starwood Mortgage Residential Trust 2020-1 M1, 2.878%, 02/25/2050	1,825,210	0.2
1,397,704 (1)(2)	Starwood Mortgage Residential Trust 2020-3 A2, 2.240%, 04/25/2065	1,251,115	0.2
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,747,130 (1)	Starwood Mortgage Residential Trust 2020-INV1 M1, 2.501%, 11/25/2055	$1,523,393	0.2
47,690 (2)	Structured Adjustable Rate Mortgage Loan Trust Series 2005-4 3A1, 6.013%, 03/25/2035	43,306	0.0
2,574,412 (2)	TBW Mortgage-Backed Trust 2006-6 A5B, 6.540%, 01/25/2037	594,035	0.1
768,737 (1)(2)	Towd Point Mortgage Trust 2015-2 2B2, 4.780%, 11/25/2057	748,047	0.1
997,572 (1)(2)	UWM Mortgage Trust 2021-INV4 B3, 3.224%, 12/25/2051	783,193	0.1
3,260,900 (1)(2)	UWM Mortgage Trust 2021-INV5 B3, 3.235%, 01/25/2052	2,586,317	0.4
677,612 (1)(2)	Verus Securitization Trust 2021-3 A1, 1.046%, 06/25/2066	564,933	0.1
414,716 (1)(2)	Verus Securitization Trust 2021-6 A1, 1.630%, 10/25/2066	349,265	0.1
76,278 (2)	Wachovia Mortgage Loan Trust LLC Series Trust 2005-B 2A1, 6.164%, 10/20/2035	73,395	0.0
98,957 (2)	Wachovia Mortgage Loan Trust LLC Series Trust 2005-B 2A2, 6.164%, 10/20/2035	95,216	0.0
232,864 (2)	WaMu Mortgage Pass-Through Certificates 2007-HY2 1A1, 3.992%, 12/25/2036	204,257	0.0
334,198 (2)	WaMu Mortgage Pass-Through Certificates Series 2004-AR7 A6, 4.945%, 07/25/2034	312,449	0.0
269,485 (2)	WaMu Mortgage Pass-Through Certificates Series Trust 2004-AR4 A6, 5.048%, 06/25/2034	259,041	0.0
192,959 (2)	WaMu Mortgage Pass-Through Certificates Series Trust 2005-AR13 A1C3, 6.424%, (TSFR1M + 1.094%), 10/25/2045	181,738	0.0
177,854 (2)	WaMu Mortgage Pass-Through Certificates Series Trust 2005-AR16 1A1, 4.865%, 12/25/2035	159,112	0.0

See Accompanying Notes to Financial Statements

33

Voya Securitized Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
195,330 (2)	WaMu Mortgage Pass-Through Certificates Series Trust 2006-AR14 1A3, 4.019%, 11/25/2036	$165,341	0.0
611,491 (2)	WaMu Mortgage Pass-Through Certificates Series Trust 2006-AR16 1A1, 4.279%, 12/25/2036	541,093	0.1
287,588 (2)	WaMu Mortgage Pass-Through Certificates Series Trust 2006-AR16 2A3, 4.364%, 12/25/2036	247,777	0.0
188,012 (2)	WaMu Mortgage Pass-Through Certificates Series Trust 2007-HY1 2A3, 4.250%, 02/25/2037	166,842	0.0
344,911 (2)	WaMu Mortgage Pass-Through Certificates Series Trust 2007-HY1 3A2, 4.174%, 02/25/2037	286,093	0.0
288,055	Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust 2005-10 2A9, 6.000%, 11/25/2035	255,152	0.0
88,061	Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust 2005-7 1A4, 5.500%, 09/25/2035	76,166	0.0
339,240	Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust 2005-8 1A2, 5.500%, 10/25/2035	298,754	0.0
452,009 (2)	Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust 2007-OC1 A3, 5.904%, (TSFR1M + 0.574%), 01/25/2047	412,018	0.1
86,153	Wells Fargo Alternative Loan Trust 2007-PA3 3A1, 6.250%, 07/25/2037	72,727	0.0
432,406 (1)(2)	Wells Fargo Mortgage Backed Securities 2018-1 B3, 3.657%, 07/25/2047	370,158	0.1
47,445 (2)	Wells Fargo Mortgage Backed Securities Trust 2006-AR4 2A4, 6.185%, 04/25/2036	44,364	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
329,951 (2)	Wells Fargo Mortgage Backed Securities Trust 2007-AR7 A1, 5.880%, 12/28/2037	$284,191	0.0
161,841 (1)(2)	Wells Fargo Mortgage Backed Securities Trust 2019-3 A17, 3.500%, 07/25/2049	143,929	0.0
1,365,019 (1)(2)	Wells Fargo Mortgage Backed Securities Trust 2020-1 B3, 3.377%, 12/25/2049	1,141,983	0.2
992,367 (1)(2)	Wells Fargo Mortgage Backed Securities Trust 2020-4 B2, 3.160%, 07/25/2050	850,728	0.1
1,195,910 (1)(2)	Wells Fargo Mortgage Backed Securities Trust 2021-1 B3, 2.707%, 12/25/2050	867,896	0.1
	Total Collateralized Mortgage Obligations (Cost $273,017,977)	250,868,740	33.5

ASSET-BACKED SECURITIES: 24.4%
	Automobile Asset-Backed Securities: 0.5%
1,904,174	AmeriCredit Automobile Receivables Trust 2019-3 D, 2.580%, 09/18/2025	1,901,133	0.3
1,642,000	AmeriCredit Automobile Receivables Trust 2020-2 D, 2.130%, 03/18/2026	1,603,813	0.2
		3,504,946	0.5

	Home Equity Asset-Backed Securities: 0.3%
574,555 (1)(2)	ACE Securities Corp. Mortgage Loan Trust Series 2007-D1 A2, 6.336%, 02/25/2038	445,643	0.1
657,496 (1)(2)	ACE Securities Corp. Mortgage Loan Trust Series 2007-D1 A3, 7.250%, 02/25/2038	500,593	0.1
2,316,878 (2)	GSAA Home Equity Trust 2006-14 A3A, 5.944%, (TSFR1M + 0.614%), 09/25/2036	723,316	0.1
902,932 (2)	GSAA Home Equity Trust 2007-1 1A1, 5.604%, (TSFR1M + 0.274%), 02/25/2037	256,183	0.0
256,162 (2)	Renaissance Home Equity Loan Trust 2005-3 AF4, 5.140%, 11/25/2035	252,584	0.0

See Accompanying Notes to Financial Statements

34

Voya Securitized Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Home Equity Asset-Backed Securities: (continued)
349,603 (2)	Renaissance Home Equity Loan Trust 2005-4 A6, 5.749%, 02/25/2036	$319,315	0.0
		2,497,634	0.3

	Other Asset-Backed Securities: 20.7%
2,350,000 (1)	ACHV ABS TRUST 2024-1PL A, 5.900%, 04/25/2031	2,351,190	0.3
1,023,560 (1)(2)(3)(5)	American Homes 4 Rent Trust 2015-SFR1 XS, 3.232%, 04/17/2052	—	—
4,480,000 (1)(2)	AMMC CLO XI Ltd. 2012-11A CR2, 7.479%, (TSFR3M + 2.162%), 04/30/2031	4,448,792	0.6
1,350,000 (1)(2)	Apidos CLO XV 2013-15A CRR, 7.429%, (TSFR3M + 2.112%), 04/20/2031	1,349,303	0.2
2,650,000 (1)(2)	Apidos CLO XXIV 2016-24A BRR, 7.629%, (TSFR3M + 2.312%), 10/20/2030	2,653,305	0.4
761,310 (1)	Applebee's Funding LLC / IHOP Funding LLC 2019-1A A2II, 4.723%, 06/05/2049	733,176	0.1
429,477 (1)	Aqua Finance Trust 2019-A A, 3.140%, 07/16/2040	403,974	0.1
4,053,000 (1)	Aqua Finance Trust 2021-A B, 2.400%, 07/17/2046	3,349,472	0.4
1,922,280 (1)	Arbys Funding LLC 2020-1A A2, 3.237%, 07/30/2050	1,780,429	0.2
3,958,500 (1)	Atrium XIV LLC 14A A2BR, 2.304%, 08/23/2030	3,602,469	0.5
4,000,000 (1)(2)	Bain Capital Credit CLO Ltd. 2024-2A C, 2.500%, (TSFR3M + 2.500%), 07/15/2037	4,000,000	0.5
3,562,650 (1)	Barings CLO Ltd. 2018-3A B2R, 2.268%, 07/20/2029	3,370,816	0.5
117,987 (2)	Bear Stearns Asset Backed Securities Trust 2006-SD4 1A1, 5.724%, 10/25/2036	116,764	0.0
2,968,875 (1)(2)	BlueMountain CLO XXX Ltd. 2020-30A CR, 7.464%, (TSFR3M + 2.150%), 04/15/2035	2,936,571	0.4
3,158,738 (1)	Bojangles Issuer LLC 2020-1A A2, 3.832%, 10/20/2050	2,983,148	0.4
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities: (continued)
4,150,000 (1)(2)	Carlyle US CLO Ltd. 2023-3A B, 7.914%, (TSFR3M + 2.600%), 10/15/2036	$4,186,798	0.6
2,600,000 (1)(2)	Cedar Funding V CLO Ltd. 2016-5A CR, 7.678%, (TSFR3M + 2.362%), 07/17/2031	2,596,797	0.3
1,685,367 (1)	CLI Funding VIII LLC 2021-1A A, 1.640%, 02/18/2046	1,497,473	0.2
3,470,125 (1)	DB Master Finance LLC 2021-1A A23, 2.791%, 11/20/2051	2,912,970	0.4
959,818 (1)	Domino's Pizza Master Issuer LLC 2018-1A A2I, 4.116%, 07/25/2048	934,487	0.1
1,278,178 (1)	Domino's Pizza Master Issuer LLC 2018-1A A2II, 4.328%, 07/25/2048	1,234,183	0.2
905,280 (1)	Domino's Pizza Master Issuer LLC 2019-1A A2, 3.668%, 10/25/2049	834,881	0.1
2,850,000 (1)(2)	Galaxy XV CLO Ltd. 2013-15A CRR, 7.426%, (TSFR3M + 2.112%), 10/15/2030	2,853,480	0.4
1,560,210 (1)	Goddard Funding LLC 2022-1A A2, 6.864%, 10/30/2052	1,574,435	0.2
274,100 (1)(2)	HGI CRE CLO Ltd. 2021-FL2 A, 6.441%, (TSFR1M + 1.114%), 09/17/2036	272,411	0.0
1,000,000 (1)(2)	HGI CRE CLO Ltd. 2022-FL3 A, 7.019%, (SOFR30A + 1.700%), 04/20/2037	1,000,033	0.1
4,450,000 (1)(2)	Invesco US CLO Ltd. 2023-3A B, 8.069%, (TSFR3M + 2.650%), 07/15/2036	4,495,666	0.6
580,519 (1)	J.G. Wentworth XLI LLC 2018-1A B, 4.700%, 10/15/2074	510,527	0.1
673,551 (1)	JG Wentworth XLII LLC 2018-2A B, 4.700%, 10/15/2077	606,515	0.1
760,828 (1)	LCSS Financing LLC 2018-A A, 4.700%, 12/15/2062	647,874	0.1
1,139,740 (1)	Loanpal Solar Loan Ltd. 2020-3GS B, 3.450%, 12/20/2047	877,838	0.1
1,169,467 (1)	Marlette Funding Trust 2023-1A A, 6.070%, 04/15/2033	1,169,674	0.2

See Accompanying Notes to Financial Statements

35

Voya Securitized Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities: (continued)
5,200,000 (1)	Marlette Funding Trust 2023-3A B, 6.710%, 09/15/2033	$5,247,798	0.7
937,257 (1)	Mill City Solar Loan Ltd. 2019-2GS A, 3.690%, 07/20/2043	840,225	0.1
606,620 (1)	Mosaic Solar Loan Trust 2018-1A A, 4.010%, 06/22/2043	568,409	0.1
834,203 (1)	Mosaic Solar Loan Trust 2018-2GS A, 4.200%, 02/22/2044	776,603	0.1
456,066 (1)	Mosaic Solar Loan Trust 2018-2GS B, 4.740%, 02/22/2044	407,772	0.1
772,629 (1)	Mosaic Solar Loan Trust 2020-1A B, 3.100%, 04/20/2046	676,294	0.1
832,114 (1)	Mosaic Solar Loan Trust 2021-1A B, 2.050%, 12/20/2046	654,894	0.1
570,328 (1)	Mosaic Solar Loans LLC 2017-2A A, 3.820%, 06/22/2043	532,876	0.1
2,279,288 (1)	Mosaic Solar Loans LLC 2024-1A B, 6.250%, 09/20/2049	2,259,160	0.3
3,135,000 (1)(2)	Oaktree CLO Ltd. 2019-4A CR, 7.829%, (TSFR3M + 2.512%), 10/20/2032	3,093,154	0.4
1,100,000 (1)(2)	Oaktree CLO Ltd. 2024-25A C, 7.804%, (TSFR3M + 2.500%), 04/20/2037	1,100,322	0.1
3,500,000 (1)(2)	OCP CLO Ltd. 2020-20A CR, (TSFR3M + 2.450%), 04/18/2037	3,500,000	0.5
4,000,000 (1)(2)	Octagon Investment Partners 31 Ltd. 2017-1A DRR, 8.869%, (TSFR3M + 3.550%), 07/20/2030	4,007,904	0.5
3,750,000 (1)(2)	Palmer Square CLO Ltd. 2018-2A BR, 7.822%, (TSFR3M + 2.500%), 04/16/2037	3,760,043	0.5
2,474,063 (1)(2)	Palmer Square Loan Funding Ltd. 2021-2A D, 10.581%, (TSFR3M + 5.262%), 05/20/2029	2,478,806	0.3
3,400,000 (1)(2)	Parallel Ltd. 2023-1A B, 8.818%, (TSFR3M + 3.500%), 07/20/2036	3,429,549	0.5
1,000,000 (1)	PFS Financing Corp. 2023-A A, 5.800%, 03/15/2028	1,011,592	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities: (continued)
42,129 (2)	Popular ABS Mortgage Pass-Through Trust 2005-D A5, 3.520%, 01/25/2036	$41,449	0.0
950,000 (1)	SoFi Consumer Loan Program Trust 2021-1 D, 2.040%, 09/25/2030	891,532	0.1
346,736 (1)	SoFi Consumer Loan Program Trust 2023-1S A, 5.810%, 05/15/2031	346,583	0.0
600,000 (1)(2)	Sound Point CLO VII-R Ltd. 2014-3RA C, 7.827%, (TSFR3M + 2.512%), 10/23/2031	594,992	0.1
4,100,000 (1)(2)	Sound Point CLO XXIX Ltd. 2021-1A C1, 7.886%, (TSFR3M + 2.562%), 04/25/2034	4,094,244	0.5
84,921 (2)	Structured Asset Securities Corp. Mortgage Loan Trust 2006-BC5 A4, 5.784%, (TSFR1M + 0.454%), 12/25/2036	82,911	0.0
808,037 (1)	Sunnova Helios II Issuer LLC 2018-1A A, 4.870%, 07/20/2048	765,681	0.1
1,257,343 (1)	Sunnova Helios II Issuer LLC 2018-1A B, 7.710%, 07/20/2048	1,106,019	0.1
5,003,299 (1)	Sunnova Helios II Issuer LLC 2021-B B, 2.010%, 07/20/2048	4,149,977	0.6
964,983 (1)	Sunnova Helios IV Issuer LLC 2020-AA A, 2.980%, 06/20/2047	890,002	0.1
959,045 (1)	Sunnova Helios XI Issuer LLC 2023-A B, 5.600%, 05/20/2050	933,624	0.1
1,743,734 (1)	Sunnova Helios XII Issuer LLC 2023-B C, 6.000%, 08/22/2050	1,641,400	0.2
2,532,585 (1)	Sunnova Sol II Issuer LLC 2020-2A A, 2.730%, 11/01/2055	1,926,494	0.3
2,233,215 (1)	Sunrun Atlas Issuer LLC 2019-2 A, 3.610%, 02/01/2055	2,044,830	0.3
2,175,862 (1)	Sunrun Iris Issuer LLC 2023-1A A, 5.750%, 01/30/2059	2,097,065	0.3
4,490,977 (1)	Sunrun Jupiter Issuer LLC 2022-1A A, 4.750%, 07/30/2057	4,199,648	0.6
960,002 (1)	Sunrun Xanadu Issuer LLC 2019-1A A, 3.980%, 06/30/2054	897,293	0.1
7,500,000 (1)(2)	Symphony CLO 43 Ltd. 2024-43A C, (TSFR3M + 2.550%), 04/15/2037	7,520,070	1.0

See Accompanying Notes to Financial Statements

36

Voya Securitized Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities: (continued)
3,930,000 (1)	Taco Bell Funding LLC 2021-1A A23, 2.542%, 08/25/2051	$3,254,086	0.4
3,958,500 (1)(2)	THL Credit Wind River CLO Ltd. 2017-3A CR, 8.076%, (TSFR3M + 2.762%), 04/15/2035	3,963,436	0.5
1,203,241 (1)	TIF Funding II LLC 2021-1A A, 1.650%, 02/20/2046	1,046,755	0.1
1,712,000 (1)	Trafigura Securitisation Finance PLC 2021-1A B, 1.780%, 01/15/2025	1,656,694	0.2
1,562,265 (1)	Triton Container Finance VIII LLC 2021-1A B, 2.580%, 03/20/2046	1,336,250	0.2
30,089 (1)	Upstart Securitization Trust 2021-5 A, 1.310%, 11/20/2031	30,009	0.0
1,266,720 (1)(2)	Venture 33 CLO Ltd. 2018-33A CR, 7.856%, (TSFR3M + 2.542%), 07/15/2031	1,250,206	0.2
1,400,000 (1)(2)	VERDE CLO Ltd. 2019-1A CR, 7.576%, (TSFR3M + 2.262%), 04/15/2032	1,401,502	0.2
1,441,766 (1)	Vivint Solar Financing VII LLC 2020-1A A, 2.210%, 07/31/2051	1,190,181	0.2
1,583,400 (1)(2)	Wind River CLO Ltd. 2014-1A CRR, 7.510%, (TSFR3M + 2.212%), 07/18/2031	1,571,719	0.2
3,973,266 (1)	Wingstop Funding LLC 2020-1A A2, 2.841%, 12/05/2050	3,612,973	0.5
4,463,043 (1)	Zaxby's Funding LLC 2021-1A A2, 3.238%, 07/30/2051	3,958,685	0.5
		155,127,162	20.7

	Student Loan Asset-Backed Securities: 2.9%
129,376 (1)	Commonbond Student Loan Trust 2016-A B, 4.000%, 05/25/2040	115,353	0.0
307,032 (1)	Commonbond Student Loan Trust 2016-B B, 4.000%, 10/25/2040	281,657	0.0
219,054 (1)	Commonbond Student Loan Trust 2017-AGS C, 5.280%, 05/25/2041	203,401	0.0
85,953 (1)	Commonbond Student Loan Trust 2017-BGS C, 4.440%, 09/25/2042	74,509	0.0
19,186 (1)	Commonbond Student Loan Trust 2018-BGS C, 4.120%, 09/25/2045	16,123	0.0
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Student Loan Asset-Backed Securities: (continued)
456,150 (1)	Commonbond Student Loan Trust 2020-AGS B, 3.160%, 08/25/2050	$393,441	0.1
230,324 (1)(2)	DRB Prime Student Loan Trust 2017-A B, 3.100%, 05/27/2042	228,423	0.0
118,155 (1)	ELFI Graduate Loan Program LLC 2018-A B, 4.000%, 08/25/2042	107,381	0.0
457,391 (1)(2)	ELFI Graduate Loan Program LLC 2019-A B, 2.940%, 03/25/2044	364,771	0.1
464,225 (1)	Laurel Road Prime Student Loan Trust 2018-B BFX, 3.720%, 05/26/2043	444,214	0.1
725,688 (1)	Laurel Road Prime Student Loan Trust 2019-A BFX, 3.000%, 10/25/2048	676,092	0.1
216,472 (1)	Navient Private Education Refi Loan Trust 2020-HA A, 1.310%, 01/15/2069	199,929	0.0
850,000 (1)	Navient Private Education Refi Loan Trust 2021-FA B, 2.120%, 02/18/2070	552,329	0.1
1,833,000 (1)	SMB Private Education Loan Trust 2014-A C, 4.500%, 09/15/2045	1,598,682	0.2
1,000,000 (1)	SMB Private Education Loan Trust 2017-A B, 3.500%, 06/17/2041	940,479	0.1
1,113,495 (1)	SMB Private Education Loan Trust 2023-A A1A, 5.380%, 01/15/2053	1,113,218	0.1
2,000,000 (1)	SMB Private Education Loan Trust 2024-A A1A, 5.240%, 03/15/2056	2,009,661	0.3
874,000 (1)(2)	SoFi Professional Loan Program LLC 2017-C C, 4.210%, 07/25/2040	808,371	0.1
874,000 (1)	SoFi Professional Loan Program LLC 2017-D BFX, 3.610%, 09/25/2040	792,273	0.1
1,000,000 (1)	SoFi Professional Loan Program LLC 2017-E C, 4.160%, 11/26/2040	920,172	0.1
2,795,000 (1)	SoFi Professional Loan Program LLC 2017-F BFX, 3.620%, 01/25/2041	2,533,241	0.3
1,398,000 (1)	SoFi Professional Loan Program Trust 2018-C BFX, 4.130%, 01/25/2048	1,272,672	0.2

See Accompanying Notes to Financial Statements

37

Voya Securitized Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Student Loan Asset-Backed Securities: (continued)
1,468,000 (1)	SoFi Professional Loan Program Trust 2018-D BFX, 4.140%, 02/25/2048	$1,332,474	0.2
3,529,000 (1)	SoFi Professional Loan Program Trust 2020-B BFX, 2.730%, 05/15/2046	2,757,037	0.4
2,865,000 (1)	SoFi Professional Loan Program Trust 2020-C BFX, 3.360%, 02/15/2046	2,322,936	0.3
		22,058,839	2.9

	Total Asset-Backed Securities (Cost $193,844,448)	183,188,581	24.4

	Total Long-Term Investments (Cost $738,153,017)	693,181,432	92.5

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 9.4%
	Commercial Paper: 7.7%
7,000,000	American Electric Power Co., Inc., 7.630%, 04/08/2024	6,988,338	0.9
4,000,000	Consolidated Edison, 9.670%, 04/04/2024	3,995,777	0.5
3,000,000	Consolidated Edison, 22.080%, 04/01/2024	2,998,191	0.4
6,000,000	CVS Caremark, 8.800%, 04/05/2024	5,992,793	0.8
7,000,000	CVS Caremark, 21.960%, 04/01/2024	6,995,803	1.0
8,500,000	Enbridge (US) Inc., 22.490%, 04/01/2024	8,494,781	1.1
5,000,000	Entergy Corp., 7.250%, 04/10/2024	4,990,121	0.7
6,000,000	HP, Inc., 11.050%, 04/03/2024	5,994,571	0.8
4,000,000	Kellanova0 CP, 9.740%, 04/04/2024	3,995,746	0.5
7,000,000	Keurig Dr. Pepper, Inc., 13.800%, 04/02/2024	6,994,724	0.9
450,000	Sherwin-Williams Co., 22.060%, 04/01/2024	449,729	0.1
	Total Commercial Paper (Cost $57,925,486)	57,890,574	7.7
Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 1.7%
109,000 (6)	BlackRock Liquidity Funds, FedFund, Institutional Class, 5.200%	$109,000	0.0
12,853,000 (6)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 5.220%	12,853,000	1.7
	Total Mutual Funds (Cost $12,962,000)	12,962,000	1.7
	Total Short-Term Investments (Cost $70,887,486)	70,852,574	9.4
	Total Investments in Securities (Cost $809,040,503)	$764,034,006	101.9
	Liabilities in Excess of Other Assets	(14,459,250)	(1.9)
	Net Assets	$749,574,756	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Variable rate security. Rate shown is the rate in effect as of March 31, 2024.
(3)	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
(4)	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.
(5)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(6)	Rate shown is the 7-day yield as of March 31, 2024.

Reference Rate Abbreviations:

12MTA	12-month Treasury Average
SOFR30A	30-day Secured Overnight Financing Rate
TSFR1M	1-month CME Term Secured Overnight Financing Rate
TSFR3M	3-month CME Term Secured Overnight Financing Rate

See Accompanying Notes to Financial Statements

38

Voya Securitized Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2024
Asset Table
Investments, at fair value
Commercial Mortgage-Backed Securities	$—	$259,124,111	$—	$259,124,111
Collateralized Mortgage Obligations	—	250,868,740	—	250,868,740
Asset-Backed Securities	—	183,188,581	—	183,188,581
Short-Term Investments	12,962,000	57,890,574	—	70,852,574
Total Investments, at fair value	$12,962,000	$751,072,006	$—	$764,034,006
Other Financial Instruments+
Futures	684,905	—	—	684,905
Total Assets	$13,646,905	$751,072,006	$—	$764,718,911
Liabilities Table
Other Financial Instruments+
Futures	$(212,125)	$—	$—	$(212,125)
Total Liabilities	$(212,125)	$—	$—	$(212,125)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At March 31, 2024, the following futures contracts were outstanding for Voya Securitized Credit Fund:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
U.S. Treasury 2-Year Note	439	06/28/24	$89,768,640	$(27,518)
U.S. Treasury Long Bond	18	06/18/24	2,167,875	31,649
U.S. Treasury Ultra Long Bond	63	06/18/24	8,127,000	132,055
			$100,063,515	$136,186
Short Contracts:
U.S. Treasury 5-Year Note	(646)	06/28/24	(69,132,094)	521,201
U.S. Treasury 10-Year Note	(157)	06/18/24	(17,395,109)	(115,765)
U.S. Treasury Ultra 10-Year Note	(131)	06/18/24	(15,013,828)	(68,842)
			$(101,541,031)	$336,594

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of March 31, 2024 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Variation margin receivable on futures contracts*	$684,905
Total Asset Derivatives		$684,905
Liability Derivatives
Interest rate contracts	Variation margin payable on futures contracts*	$212,125
Total Liability Derivatives		$212,125

*	The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the tables within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

See Accompanying Notes to Financial Statements

39

Voya Securitized Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

The effect of derivative instruments on the Fund's Statement of Operations for the year ended March 31, 2024 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$4,912,206
Total	$4,912,206

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$3,570,297
Total	$3,570,297

At March 31, 2024, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $809,683,021.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$10,376,515
Gross Unrealized Depreciation	(55,552,750)
Net Unrealized Depreciation	$(45,176,235)

See Accompanying Notes to Financial Statements

40

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the tax year ended March 31, 2024 were as follows:

Fund Name	Type	Per Share Amount
Voya Securitized Credit Fund
Class A	NII	$0.3654
Class I	NII	$0.3953
Class R6	NII	$0.3956
Class W	NII	$0.3889

NII — Net investment income

Pursuant to Internal Revenue Code Section 871(k)(1), Voya Securitized Credit Fund designates 98.70% of net investment income distributions as interest-related dividends.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

41

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin (1960) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Chairperson Trustee	January 2020 – Present July 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	138	Stanley Global Engineering (2020–Present).
John V. Boyer (1953) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	May 2007 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–December 2019).	138	None.
Martin J. Gavin (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258	Trustee	August 2015 – Present	Retired.	138	None.
Joseph E. Obermeyer (1957) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	138	None.
Sheryl K. Pressler (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	May 2007 – Present	Consultant (May 2001–Present).	138	Centerra Gold Inc. (May 2008–Present).
Christopher P. Sullivan (1954) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	October 2015 – Present	Retired.	138	None.

42

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Credit Income Fund; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of April 30, 2024.

43

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Andy Simonoff (1973) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	President and Chief Executive Officer	January 2023 – Present	Director, President and Chief Executive Officer, Voya Funds Services, LLC, Voya Capital, LLC and Voya Investments, LLC (January 2023 – Present); Managing Director, Chief Strategy and Transformation Officer, Voya Investment Management (January 2020 – Present). Formerly, Managing Director, Head of Business Management, Voya Investment Management (March 2019 – January 2020); Managing Director, Head of Business Management, Fixed Income, Voya Investment Management (November 2015 – March 2019).
Jonathan Nash (1967) 230 Park Avenue New York, New York 10169	Executive Vice President and Chief Investment Risk Officer	March 2020 – Present	Head of Investment Risk for Equity and Funds, Voya Investment Management (April 2024 – Present); Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020 – Present). Formerly, Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – March 2024); Vice President, Voya Investments, LLC (September 2018 – March 2020).
Steven Hartstein (1963) 230 Park Avenue New York, New York 10169	Chief Compliance Officer	December 2022 – Present	Senior Vice President, Voya Investment Management (December 2022 – Present). Formerly, Head of Funds Compliance, Brighthouse Financial, Inc. and Chief Compliance Officer – Brighthouse Funds and Brighthouse Investment Advisers, LLC (March 2017- December 2022).
Todd Modic (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President, Chief/ Principal Financial Officer and Assistant Secretary	March 2007 – Present	Director and Senior Vice President, Voya Capital, LLC, and Voya Funds Services, LLC (September 2022 – Present); Director, Voya Investments, LLC (September 2022 – Present); Senior Vice President, Voya Investments, LLC (April 2005 – Present). Formerly, President, Voya Funds Services, LLC (March 2018 – September 2022).
Kimberly A. Anderson (1964) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	March 2007 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Sara M. Donaldson (1959) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022 – Present	Senior Vice President, Voya Investments, LLC (February 2022 – Present); Senior Vice President, Head of Active Ownership, Voya Investment Management (September 2021 – Present). Formerly, Vice President, Voya Investments, LLC (October 2015 – February 2022); Vice President, Head of Proxy Voting, Voya Investment Management (October 2015 – August 2021).
Jason Kadavy (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	September 2023 - Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (September 2023 – Present); Formerly, Vice President, Voya Investments, LLC (October 2015 - September 2023); Vice President, Voya Funds Services, LLC (July 2007 – September 2023).
Andrew K. Schlueter (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022 – Present	Senior Vice President, Head of Investment Operations Support, Voya Investment Management (April 2023 – Present); Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018-Present); Formerly, Vice President, Head of Mutual Fund Operations, Voya Investment Management (March 2022 – March 2023); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – February 2022).

44

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Joanne F. Osberg (1982) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President Secretary	March 2023 - Present September 2020 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department, Senior Vice President and Secretary, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2023 – Present). Formerly, Secretary, Voya Capital, LLC (August 2022 - March 2023); Vice President and Secretary, Voya Investments, LLC and Voya Funds Services, LLC, Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – March 2023). Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).
Robert Terris (1970) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Senior Vice President	March 2007 – Present	Senior Vice President, Head of Future State Operating Model Design, Voya Investment Management (April 2023 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya (1973) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President Principal Accounting Officer and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present); Vice President, Voya Funds Services, LLC (July 2012 – Present).
Robyn L. Ichilov (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	March 2007 – Present	Vice President, Voya Investments, LLC (August 1997 – Present); Vice President, Voya Funds Services, LLC (November 1995 – Present).
Erica McKenna (1972) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	June 2022 – Present	Vice President, Head of Mutual Fund Compliance, and Chief Compliance Officer, Voya Investments, LLC (May 2022 – Present). Formerly, Vice President, Fund Compliance Manager, Voya Investments, LLC (March 2021 – May 2022); Assistant Vice President, Fund Compliance Manager, Voya Investments, LLC (December 2016 – March 2021).
Craig Wheeler (1969) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).
Gizachew Wubishet (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President and Assistant Secretary	March 2024 - Present	Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2024 – Present). Formerly, Assistant Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (May 2019 – February 2024); Attorney, Ropes & Gray LLP (October 2011 – April 2019).
Nicholas C.D. Ward (1993) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Assistant Vice President and Assistant Secretary	June 2022–Present	Assistant Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2024 – Present). Formerly, Counsel, Voya Investment Management – Mutual Fund Legal Department (November 2021 – February 2024); Associate, Dechert LLP (October 2018 – November 2021).

45

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Monia Piacenti (1976) One Orange Way Windsor, Connecticut 06095	Anti-Money Laundering Officer	June 2018–Present	Compliance Manager, Voya Financial, Inc. (March 2023 – Present); Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present). Formerly, Compliance Consultant, Voya Financial, Inc. (January 2019 – February 2023).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

46

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACT AND SUB-ADVISORY CONTRACT

At a meeting held on November 16, 2023, the Board of Trustees (“Board”) of Voya Separate Portfolios Trust (the “Trust”), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of Voya Securitized Credit Fund, a series of the Trust (the “Fund”), as such term is defined under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved the renewal of the investment management contract (the “Management Contract”) between Voya Investments, LLC (the “Manager”) and the Trust, on behalf of the Fund, and the sub-advisory contract (the “Sub-Advisory Contract,” and together with the Management Contract, the “Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to the Fund (the “Sub-Adviser”), for an additional one-year period ending November 30, 2024.

In addition to the Board meeting on November 16, 2023, the Independent Trustees also held meetings outside the presence of representatives of the Manager and Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 9, 2023 and November 14, 2023. At those meetings, the Board members reviewed and considered materials related to the proposed continuance of the Contracts that they had requested and believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. The Board also considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other relevant matters. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.

The Board has established a Contracts Committee and two Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process for the Voya funds, among other functions, and each IRC meets several times throughout the year with respect to each Voya fund (assigned to that IRC) to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers.

The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”), which sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant to the contracts renewal process for the Voya funds. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for the Fund (“Selected Peer Group”) based on the Fund’s particular attributes; and (2) updates to the Methodology Guide with respect to the content and format of various data prepared in connection with the renewal process. In addition, the Independent Trustees periodically have retained an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.

The Manager or Sub-Adviser may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation based on the information that was provided. In such cases, the omission of any such information was determined to not be material to the Board’s considerations.

Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was most relevant to its consideration.

Nature, Extent and Quality of Services

The Manager oversees, subject to the authority of the Board, and is responsible for the provision of, all investment advisory and portfolio management services for the Fund, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Fund as set forth in the Management Contract, including oversight of the Fund’s operations and risk management and the oversight of its various other service providers.

The Board considered the “manager-of-managers” structure of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the Sub-Adviser’s investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment

47

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

policies and restrictions with respect to the Fund under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing due diligence and oversight with respect to the sub-advisers and to recommend appropriate changes in investment strategies, sub-advisers, or allocation among sub-advisers in an effort to improve a Voya fund’s performance. In connection with the Manager’s performance of these duties, the Board considered that the Manager has developed an oversight process formulated by its Manager Research & Selection Group that reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site or virtual visits, and telephonic meetings with the Sub-Adviser.

Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating, among other related matters, whether the regulatory compliance systems and procedures of the Manager and Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for the Fund are complied with on a consistent basis.

The Board considered the portfolio management team assigned by the Sub-Adviser to the Fund and the level of resources committed to the Fund (and other relevant funds in the Voya funds) by the Manager and Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Fund.

Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and Sub-Adviser under the Contracts were appropriate.

Fund Performance

In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of the Fund, including its investment performance over certain time periods compared to the Fund’s Morningstar, Inc. (an independent provider of mutual fund data) category and primary benchmark, a broad-based securities market index. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of the Fund’s performance and risk, including risk-adjusted investment return information, from the Trust’s Chief Investment Risk Officer.

Economies of Scale

When evaluating the reasonableness of the management fee schedule, the Board considered whether economies of scale have been or likely will be realized by the Manager and Sub-Adviser as the Fund grows larger and the extent to which any such economies are shared with the Fund. In this regard, the Board noted the breakpoints in the management fee schedule that will result in a lower management fee rate when the Fund achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, in addition to the management fee breakpoints, the Fund has fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager could be shared with the Fund through such fee waivers, expense reimbursements or other expense reductions.

Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients

The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from the Fund, the Board took into account the underlying rationale provided by the Manager or Sub-Adviser, as applicable, for these differences.

Fee Schedules, Profitability, and Fall-out Benefits

The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by the Fund to the Manager compared to the Fund’s Selected Peer Group. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for the Fund, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered the fee waivers, expense limitations, and recoupment arrangements that apply to the fees payable by the Fund, including whether the Manager proposed any changes thereto. The Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

The Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Fund. In analyzing the profitability of the Manager and its affiliates in connection with services they render to the Fund, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated

48

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Sub-Adviser attributable to servicing the Fund both with and without taking into account the profitability of the distributor of the Fund and any revenue sharing payments made by the Manager.

Although the Methodology Guide establishes a framework for profit calculation by the Manager and its affiliated Sub-Adviser, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Fund’s operations may not be fully reflected in the expenses allocated to the Fund in determining profitability. The Board also recognized that the information presented may not portray all of the costs borne by the Manager or reflect all of the risks associated with offering and managing a mutual fund complex in the current regulatory and market environment, including entrepreneurial, regulatory, legal and operational risks.

The Board also considered that the Manager and the Voya-affiliated Sub-Adviser are entitled to earn a reasonable level of profits for the services that they provide to the Fund. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Fund. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Fund and the Manager’s and Sub-Adviser’s potential fall-out benefits were not unreasonable.

Fund Analysis

Set forth below are certain of the specific factors that the Board considered at its October 9, 2023, November 14, 2023, and/or November 16, 2023 meetings in relation to approving the Fund’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. The performance data provided to the Board primarily was for various periods ended March 31, 2023. In addition, the Board also considered at its October 9, 2023, November 14, 2023, and/or November 16, 2023 meetings certain additional data regarding the Fund’s more recent performance, asset levels and asset flows. The Fund’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted

below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.

In considering whether to approve the renewal of the Contracts for the Fund, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Fund is ranked in the second quintile of its Morningstar, Inc. category for the year-to-date, one-year and three-year periods, and the fourth quintile for the five-year period; and (2) the Fund outperformed its primary benchmark for all periods presented.

In considering the fees payable under the Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is ranked in the fourth quintile of net expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account management’s representations regarding its belief that the Fund’s pricing is competitive.

Board Conclusions

After its deliberation, the Board concluded that, in its business judgment, the terms of the Contracts are fair and reasonable to the Fund and that approval of the continuation of the Contracts is in the best interests of the Fund and its shareholders. In doing so, the Board reviewed all factors it considered to be material, including those discussed above. Within the context of its overall conclusions regarding the Contracts, and based on the information provided and management’s related representations, the Board concluded that it was satisfied with management’s responses relating to the Fund’s investment performance and the fees payable under the Contracts. During this renewal process, each Board member may have accorded different weight to various factors in reaching his or her conclusions. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Fund for the year ending November 30, 2024.

49

Investment Adviser	Independent Registered Public Accounting Firm
Voya Investments, LLC	Ernst & Young LLP
7337 East Doubletree Ranch Road, Suite 100	200 Clarendon Street
Scottsdale, Arizona 85258	Boston, Massachusetts 02116

Distributor	Custodian
Voya Investments Distributor, LLC	The Bank of New York Mellon
7337 East Doubletree Ranch Road, Suite 100	225 Liberty Street
Scottsdale, Arizona 85258	New York, New York 10286

Transfer Agent	Legal Counsel
BNY Mellon Investment Servicing (U.S.) Inc.	Ropes & Gray LLP
301 Bellevue Parkway	Prudential Tower
Wilmington, Delaware 19809	800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com	167539 (0324)

Annual Report

March 31, 2024

■	Voya VACS Series EMCD Fund

■	Voya VACS Series EMHCD Fund

■	Voya VACS Series HYB Fund

■	Voya VACS Series SC Fund

Effective January 24, 2023, the U.S. Securities and Exchange Commission adopted rule and form amendments to require mutual funds to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information deemed important for investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge and upon request, by calling 1-800-992-0180, or by accessing the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Funds’ Forms NPORT-P are available on the SEC’s website at www.sec.gov.

Benchmark Descriptions

Index	Description
Bloomberg High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg U.S. Securitized MBS/ABS/CMBS Index	An index of asset-backed securities, collateralized mortgage-backed securities (ERISA eligible), and fixed-rate mortgage-backed securities.
JP Morgan Corporate Emerging Markets Bond Index Diversified	A liquid global benchmark for US-dollar corporate emerging market bonds. The Corporate Emerging Markets Bond Index (“CEMBI”) Diversified limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding. The CEMBI Diversified results in well-distributed, balanced weightings for countries included in the index.
JP Morgan Emerging Markets Bond Index Global Diversified	Tracks total returns for US dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding.

Voya VACS Series EMCD Fund	Portfolio Managers’ Report

Geographic Diversification as of March 31, 2024 (as a percentage of net assets)
Mexico	7.3%
South Korea	7.0%
India	5.3%
Colombia	5.3%
Brazil	4.2%
Luxembourg	4.1%
Hong Kong	3.8%
Chile	3.6%
United Arab Emirates	3.6%
China	3.4%
Countries between 0.2% - 3.4%^	45.6%
Assets in Excess of Other Liabilities*	6.8%
Net Assets	100.0%

*	Includes short-term investments.
^	Includes 30 countries, which each 0.2% - 3.4% of net assets.
Portfolio holdings are subject to change daily.

Voya VACS Series EMCD Fund (the “Fund”) seeks to maximize total return through a combination of current income and capital appreciation. The Fund is managed by Anthony Routh and Anil Katarya, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended March 31, 2024, the Fund’s shares returned 10.37%, compared to the JP Morgan Corporate Emerging Markets Bond Index Diversified (the “Index” or “JPM CEMBI”), which returned 8.79% for the same period.

Portfolio Specifics: The Fund outperformed the Index for the reporting period. The Fund maintained an overweight to corporates and quasi-sovereigns within Latin America, which was the largest driver of outperformance for the Fund over the period. Within Latin America, the Fund’s overweights to issuers in Mexico, Colombia, Guatemala and Panama contributed most. Elsewhere, top contributors from a country standpoint included overweights in India, Poland and South Korea, as well as underweights to China and Zambia. From a quality standpoint, the Fund’s overweight to BB- and BBB-rated issuers and its underweight to Single-A issuers was additive to relative results, while its underweight to below-CCC-rated and distressed issuers detracted modestly.

Top Ten Holdings as of March 31, 2024* (as a percentage of net assets)
Melco Resorts Finance Ltd., 5.750%, 07/21/28	1.7%
CK Hutchison International 23 Ltd., 4.875%, 04/21/33	1.6%
Petroleos Mexicanos, 10.000%, 02/07/33	1.6%
Sands China Ltd., 5.400%, 08/08/28	1.5%
POSCO, 4.875%, 01/23/27	1.5%
Gold Fields Orogen Holdings BVI Ltd., 5.125%, 05/15/24	1.4%
Ecopetrol SA, 8.875%, 01/13/33	1.4%
Oversea-Chinese Banking Corp. Ltd., 1.832%, 09/10/30	1.4%
CSN Resources SA, 8.875%, 12/05/30	1.3%
CT Trust, 5.125%, 02/03/32	1.3%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: In our opinion, emerging markets (“EM”) continue to face a more benign macro environment as external pressures receded and a U.S. soft landing remains firmly priced into markets. This backdrop should support risk if Fed rate cuts remain the base case scenario. Persistently firm economic data and a push back in the beginning of the easing cycle have not derailed the recent rally. We believe that EM central banks should still have the room to move policy rates lower and external financing costs are much improved.

In our view, the EM growth outlook remains modest. Activity, in our opinion, will pick up slightly this year as domestic rates move lower; however, risks are skewed to the downside. Rate cutting cycles will continue across Latin America and Europe as disinflation proceeds with recent prints surprising to the downside. Notably, several major economies hold elections in 2024, but we broadly expect policy continuity with incumbent parties likely to win in India, Mexico and South Africa. EM corporate fundamental factors bottomed out in mid-2023 and have improved since, while financial policy remains prudent. Default rates are expected to be lower due to fewer defaults in Asia and Europe.

Absolute yields for emerging market debt (“EMD”) remain attractive relative to historical levels. However, on a spread basis, most segments of the market continue to screen relatively tight. Given the outperformance this year, EM credit spreads now screen as fair versus domestic peers. We believe that EM corporates are more attractive relative to hard currency sovereigns and U.S. peers, particularly U.S. HY (“High Yield”). We continue to see the most opportunities in Latam corporates.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya VACS Series EMCD Fund

Average Annual Total Returns for the Periods Ended March 31, 2024
	1 Year	5 Year	10 Year
Voya VACS Series EMCD Fund	10.37%	2.96%	4.00%
JPM CEMBI	8.79%	2.35%	3.69%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya VACS Series EMCD Fund against the index indicated. The index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

Fund holdings are subject to change daily.

Voya VACS Series EMHCD Fund	Portfolio Managers’ Report

Geographic Diversification as of March 31, 2024 (as a percentage of net assets)
Mexico	9.5%
Indonesia	5.2%
Panama	4.8%
Brazil	4.4%
Turkey	4.3%
Chile	3.9%
Colombia	3.8%
Peru	3.7%
Luxembourg	3.5%
Romania	3.2%
Countries between 0.1% - 3.0%^	48.6%
Assets in Excess of Other Liabilities*	5.1%
Net Assets	100.0%

*	Includes short-term investments.
^	Includes 40 countries, which each 0.1% - 3.0% of net assets.
Portfolio holdings are subject to change daily.

Voya VACS Series EMHCD Fund (the “Fund”) seeks to maximize total return through a combination of current income and capital appreciation. The Fund is managed by Anthony Routh and Anil Katarya, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended March 31, 2024, the Fund’s shares returned 12.98% compared to the JP Morgan Emerging Markets Bond Index Global Diversified (the “Index” or “JPM EMBI”), which returned 11.28% for the same period.

Portfolio Specifics: The Fund outperformed the Index for the period. The Fund’s overweight to emerging markets (“EM”) corporate and quasi-sovereign issuers was a key driver of outperformance. From a quality standpoint, the Fund’s overweight BBB- and BB-rated issuers contributed to outperformance, while the Fund’s underweight CCC-rated and distressed issuers detracted slightly from relative results. Regionally, the Fund maintained an overweight to Latin America and underweight to Europe and Africa, which was additive, while its underweight to Asia, mostly driven by an underweight to China, detracted. From a country perspective, key outperformers included overweights to Mexico, Russia, Chile, Ghana and Brazil were the top drivers of performance, while underweights to Pakistan, Egypt and China detracted.

Top Ten Holdings as of March 31, 2024 (as a percentage of net assets)
Bahrain Government International Bond, 7.375%, 05/14/30	1.7%
Mexico Government International Bond, 6.338%, 05/04/53	1.4%
Indonesia Government International Bond, 8.500%, 10/12/35	1.3%
Romanian Government International Bond, 6.375%, 01/30/34	1.2%
Saudi Government International Bond, 3.450%, 02/02/61	1.2%
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, 4.125%, 05/15/27	1.1%
Petroleos Mexicanos, 10.000%, 02/07/33	1.1%
Republic of South Africa Government International Bond, 4.300%, 10/12/28	1.1%
Republic of Poland Government International Bond, 5.750%, 11/16/32	1.0%
OQ SAOC, 5.125%, 05/06/28	1.0%

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: In our opinion, emerging markets (“EM”) continue to face a more benign macro environment as external pressures receded and a U.S. soft landing remains firmly priced into markets. This backdrop should support risk if Fed rate cuts remain the base case scenario. Persistently firm economic data and a push back in the beginning of the easing cycle have not derailed the recent rally. EM central banks should still have the room to move policy rates lower and external financing costs are much improved.

In our view, the EM growth outlook remains modest. Activity, in our opinion, will pick up slightly this year as domestic rates move lower; however, risks are skewed to the downside. Rate cutting cycles will continue across Latin America and Europe as disinflation proceeds with recent prints surprising to the downside. Notably, several major economies hold elections in 2024, but we broadly expect policy continuity with incumbent parties likely to win in India, Mexico and South Africa. EM corporate fundamental factors bottomed out in mid-2023 and have improved since, while financial policy remains prudent. Default rates are expected to be lower due to fewer defaults in Asia and Europe.

Absolute yields for emerging market debt (“EMD”) remain attractive relative to historical levels. However, on a spread basis, most segments of the market continue to screen relatively tight. Given the outperformance this year, EM credit spreads now screen as fair versus domestic peers. EM corporates are more attractive relative to hard currency sovereigns and U.S. peers, particularly U.S. HY (“High Yield”). We continue to see the most opportunities in Latam corporates.

Portfolio Managers’ Report	Voya VACS Series EMHCD Fund

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya VACS Series EMHCD Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended March 31, 2024
		Since
	1 Year	Inception
Voya VACS Series EMHCD Fund(1)	12.98%	12.54%
JPM EMBI(2)	11.28%	10.83%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya VACS Series EMHCD Fund against the index indicated. The index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

Fund holdings are subject to change daily.

(1)	Fund incepted on February 17, 2023.
(2)	Since inception performance for the index is shown as of February 17, 2023.

Portfolio Managers’ Report	Voya VACS Series HYB Fund

Investment Type Allocation as of March 31, 2024 (as a percentage of net assets)
Corporate Bonds/Notes	93.4%
Bank Loans	2.3%
Assets in Excess of Other Liabilities*	4.3%
Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

Voya VACS Series HYB Fund (the “Fund”) seeks seeks to provide investors with a high level of current income and total return. The Fund is managed by Mohamed Basma, CFA and Randall Parrish, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended March 31, 2024, the Fund’s shares provided a total return of 9.85% compared to the Bloomberg High Yield — 2% Issuer Constrained Composite, which returned 11.15% for the same period.

Portfolio Specifics: Despite initial concerns of a U.S. recession, risk assets performed well during the fiscal period on the back of strong economic growth and a healthy labor market, while inflationary pressures eased. A key driver was strong fiscal support that helped counteract monetary policy effects, residual consumer strength and steady corporate earnings. As a result, investor sentiment was underpinned by soft-landing optimism and a growing view that the U.S. Federal Reserve would begin cutting rates in the near term. The positive backdrop was constructive for high yield (“HY”), as spreads moved tighter during the period, with the option-adjusted spread of the Bloomberg U.S. High Yield - 2% Issuer Constrained Index tightening by 158 basis points (“bp”) to 299 bp. On a quality basis, risk appetite was strong, with lower-quality segments outperforming for the period. BB, B and CCC rated bonds delivered respective returns of 9.08%, 11.46% and 16.63%.

Within the Fund, security selection detracted from relative performance. Specifically, the main negative driver was security selection within retailers, primarily due to the avoidance of Carvana (which recovered from distressed levels) and an overweight allocation in Victoria’s Secret. Additional headwinds included security selection within healthcare and pharma and chemicals. In contrast, building materials was a contributor, as both security selection and our overweight allocation added to performance. Specifically, within this sector, the Fund benefited from an overweight to SRS Distribution and Interface. Additional contributions included security selection in leisure and restaurants.

Current Strategy & Outlook: In our opinion, the macro outlook remains supportive, as solid economic growth should continue to underpin corporate fundamental factors. While the Fed’s hiking cycle is done, the first rate cut remains a source of debate. With inflation surprising to the upside recently, along with continued strength in economic data, the Fed’s case to remain patient on rate cuts has been bolstered. However, we believe their data-dependent stance will provide flexibility in adjusting policy measures in response to evolving economic conditions, ensuring a balanced approach to supporting economic growth while addressing inflation concerns. Market technical factors in HY remain favorable as supply has continued to underwhelm, while demand has been supported by attractive all-in yields and strong equity market performance. However, spreads remain at tight levels, skewing outcomes negatively in the event of any surprises.

Top Ten Holdings as of March 31, 2024* (as a percentage of net assets)
Royal Caribbean Cruises Ltd., 5.375%, 07/15/27	0.9%
Sirius XM Radio, Inc., 5.000%, 08/01/27	0.8%
Cloud Software Group, Inc., 6.500%, 03/31/29	0.7%
Hub International Ltd., 8.840%, 06/20/30	0.6%
Viking Cruises Ltd., 5.875%, 09/15/27	0.6%
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl, 4.625%, 06/01/28	0.5%
Prime Security Services Borrower LLC / Prime Finance, Inc., 6.250%, 01/15/28	0.5%
Scripps Escrow, Inc., 5.875%, 07/15/27	0.5%
International Game Technology PLC, 5.250%, 01/15/29	0.5%
Carnival Corp., 6.000%, 05/01/29	0.5%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

In sector positioning, we remain positive on the healthcare space given higher utilization rates and easing labor cost, and the energy sector which continues to benefit from firm commodity prices. However, we are less constructive on global cyclicals as a whole given still muted recovery from China and Europe. Furthermore, we maintain a cautious stance in industries that continue to face secular challenges, such as media and cable. From a ratings perspective, we are slightly overweight to B rated bonds, while modestly underweight in BB and CCC rated bonds. Single-name risk continues to be a key focus of ours, as dispersion remains elevated.

Voya VACS Series HYB Fund	Portfolio Managers’ Report

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya VACS Series HYB Fund

Average Annual Total Returns for the Periods Ended March 31, 2024
		Since
	1 Year	Inception
Voya VACS Series HYB Fund(1)	9.85%	10.79%
Bloomberg High Yield Bond-2% Issuer Constrained Composite(2)	11.15%	11.67%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya VACS Series HYB Fund against the index indicated. The index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

Fund holdings are subject to change daily.

(1)	Fund incepted on February 24, 2023.
(2)	Since inception performance for the index is shown as of February 24, 2023

Voya VACS Series SC Fund	Portfolio Managers’ Report

Investment Type Allocation as of March 31, 2024 (as a percentage of net assets)
Commercial Mortgage-Backed Securities	38.6%
Collateralized Mortgage Obligations	33.9%
Asset-Backed Securities	22.7%
Assets in Excess of Other Liabilities*	4.8%
Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

Voya VACS Series SC Fund (the “Fund”) seeks to maximize total return through a combination of current income and capital appreciation. The Fund is managed by David Goodson and Jonathan Abshire, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended March 31, 2024, the Fund’s shares provided a total return of 9.21% compared to the Bloomberg U.S. Securitized MBS/ABS/CMBS Index (the “Index” or “Bloomberg U.S. Securitized”), which returned 1.61% for the same period.

Portfolio Specifics: Duration was the key driver of return outperformance over the period as the Fund maintained a modest underweight in duration that proved positive given the level of interest rate volatility and higher level of rates to end the period. On a stand-alone basis, all securitized credit sectors contributed to excess returns. The Fund’s allocation to non-agency residential mortgage-backed securities (“RMBS”) was the largest contributor as credit fundamental factors remain well-supported by elevated home prices and a robust labor market. The Fund’s overweight to asset-backed securities (“ABS”) contributed modestly, but security selection within ABS was the next largest contributor to excess return over the period led by allocations to higher-yielding, floating rate collateralized loan obligations (“CLOs”). Allocations to commercial mortgage-backed securities (“CMBS”) also added to return on net. However, the Fund’s exposure to the below investment-grade (“IG”) rated parts of the CMBS capital structure and idiosyncratic commercial real estate (“CRE”) collateral developments detracted from return over the period.

Top Ten Holdings as of March 31, 2024* (as a percentage of net assets)
RFM Reremic Trust - Class AB55, 0.990%, 03/28/49	2.0%
RFM Reremic Trust - Class AB60, 2.410%, 11/08/49	1.8%
Freddie Mac STACR REMIC Trust - Class B1, 8.720%, 01/25/42	1.5%
Freddie Mac STACR REMIC Trust - Class B1, 10.070%, 02/25/42	1.5%
Series RR Trust - Class E, 05/25/47	1.3%
Prima Capital CRE Securitization Ltd. - Class D, 4.250%, 12/25/50	1.2%
GAM Re-REMIC Trust - Class 1D, 11/29/50	1.2%
GAM RE-REMIC Trust - Class BK71, 2.010%, 11/27/50	1.2%
BMD2 Re-Remic Trust - Class 6B10, 2.449%, 05/25/52	1.0%
Fannie Mae Connecticut Avenue Securities - Class 1B1, 10.870%, 01/25/43	1.0%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: Having better rationalized a resilient economy, ‘sticky’ inflation and the impact on monetary policy, the set-up in markets is more favorable for holders of risk, especially the interest rate variety, in our opinion. Additionally, materially improved financial conditions continue to have positive implications for the economy, reducing tail risk and ‘hard landing’ scenario probabilities — positive for holders of credit risk. In our opinion, the attractive relative value offered in securitized credit should draw risk-takers to the space.

We believe the somewhat extended housing market rally is vulnerable as improved financial conditions triggers selling pressure. In our opinion, crippling affordability, the key ingredient for home price declines if and as supply increases. Regardless, mortgage credit behavior remains insulated by “golden handcuffs” of less than 4% mortgages, tight labor markets and buffered by historically high homeowners’ equity. Rock-bottom prepayment speeds remain priced and limited new issuance keep market technical factors favorable. It is our believe that RMBS is poised to deliver positive excess returns across the widest range of scenarios. CMBS remains attractive for investors willing to accept a certain level of risk. Stubbornly higher interest rates harm refinancing prospects with CRE, forcing lenders to reckon with defaults and lower valuations. This will test more subordinated CMBS tranches. However, in a departure from the previous, long-standing paradigm of “location, location, location”, property type has emerged as the key dimension that will likely drive future credit performance. Offices remain ground zero for stress; attractive opportunities for taking credit risk across retail, industrial and multifamily deals are here. Our outlook for ABS is constructive based on the balance struck between issuers and investors, which attracts durable capital with attractive return opportunities. Within ABS, we focus on the consumer-oriented products that provide access to a unique combination of fixed income attributes: U.S. centric, diverse mix of sub-sectors, wide array of forms of consumer credit, housed in robust structures that command liquidity with relatively short spread durations and an income component. With ‘hard landing’ risk diminished, CLOs have delivered sustained outperformance, even as broader fixed income returns buckled under higher rates. However, we believe CLOs remain the securitized sector most vulnerable to a turn in the cycle. Robust structural protections will help insulate the space from a deep credit cycle but expect more volatility in this ‘late cycle’ sector. Our allocation here remains on the lower end of its historical range, and more heavily concentrated up the stack.

Portfolio Managers’ Report	Voya VACS Series SC Fund

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya VACS Series SC Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended March 31, 2024
		Since
	1 Year	Inception
Voya VACS Series SC Fund(1)	9.21%	8.87%
Bloomberg U.S. Securitized(2)	1.61%	3.63%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya VACS Series SC Fund against the index indicated. The index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

Fund holdings are subject to change daily.

(1)	Fund incepted on March 3, 2023.
(2)	Since inception performance for the index is shown as of March 3, 2023.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2023 to March 31, 2024. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value October 1, 2023	Ending Account Value March 31, 2024	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2024*	Beginning Account Value October 1, 2023	Ending Account Value March 31, 2024	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2024*
Voya VACS Series EMCD Fund	$1,000.00	$1,083.60	0.11%	$0.57	$1,000.00	$1,024.45	0.11%	$0.56
Voya VACS Series EMHCD Fund	1,000.00	1,121.10	0.13%	0.69	1,000.00	1,024.35	0.13%	0.66
Voya VACS Series HYB Fund	1,000.00	1,078.90	0.12%	0.62	1,000.00	1,024.40	0.12%	0.61
Voya VACS Series SC Fund	1,000.00	1,053.70	0.05%	0.26	1,000.00	1,024.75	0.05%	0.25

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya VACS Series EMCD Fund, Voya VACS Series EMHCD Fund, Voya VACS Series HYB Fund and Voya VACS Series SC Fund and the Board of Trustees of Voya Separate Portfolios Trust and Voya Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Voya VACS Series EMCD Fund, Voya VACS Series EMHCD Fund, Voya VACS Series HYB Fund and Voya VACS Series SC Fund (collectively referred to as the “Funds”) (each a fund constituting Voya Separate Portfolios Trust, Voya Separate Portfolios Trust, Voya Funds Trust and Voya Separate Portfolios Trust, respectively (collectively referred to as the “Trusts”)), including the portfolios of investments, as of March 31, 2024, and the related statements of operations and changes in net assets and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds at March 31, 2024 and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the Trusts	Statement of Operations	Statements of changes in net assets	Financial highlights
Voya VACS Series EMCD Fund	For the year ended March 31, 2024	For each of the two years in the period ended March 31, 2024	For each of the five years in the period ended March 31, 2024
Voya VACS Series EMHCD Fund	For the year ended March 31, 2024	For the year ended March 31, 2024 and the period from February 17, 2023 through March 31, 2023
Voya VACS Series HYB Fund	For the year ended March 31, 2024	For the year ended March 31, 2024 and the period from February 24, 2023 through March 31, 2023
Voya VACS Series SC Fund	For the year ended March 31, 2024	For the year ended March 31, 2024 and the period from March 3, 2023 through March 31, 2023

Basis for Opinion

These financial statements are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trusts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trusts are not required to have, nor were we engaged to perform, an audit of the Trusts’ internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued)

We have served as the auditor of one or more Voya investment companies since 2019.

Boston, Massachusetts

May 30, 2024

STATEMENTS OF ASSETS AND LIABILITIES as of March 31, 2024

	Voya VACS Series EMCD Fund	Voya VACS Series EMHCD Fund	Voya VACS Series HYB Fund	Voya VACS Series SC Fund
ASSETS:
Investments in securities at fair value+*	$52,134,774	$117,583,813	$122,297,121	$192,826,741
Short-term investments at fair value†	10,193,238	6,543,254	7,162,167	8,699,405
Cash	–	29,599	473,351	160,183
Cash collateral for futures contracts	143,409	193,132	–	507,557
Foreign currencies at value‡	–	378	–	–
Receivables:
Investment securities sold	3,893,993	4,510,223	1,862,910	10,461
Dividends	2,708	3,255	5,510	6,337
Interest	673,732	1,660,586	2,111,267	815,480
Prepaid expenses	8,984	15,833	19,956	15,271
Reimbursement due from Investment Adviser	–	–	–	22,703
Other assets	3,416	216	182	325
Total assets	67,054,254	130,540,289	133,932,464	203,064,463

LIABILITIES:
Income distribution payable	–	–	–	466,596
Payable for investment securities purchased	4,434,322	4,499,134	3,604,204	10,461
Payable for fund shares redeemed	–	2,154	3,648	14,423
Payable upon receipt of securities loaned	6,591,510	2,136,903	2,438,961	–
Payable to custodian due to bank overdraft	1,584	–	–	–
Payable to trustees under the deferred compensation plan (Note 5)	3,416	216	182	325
Payable for trustee fees	207	342	306	538
Payable for foreign capital gains tax	61,827	–	–	–
Other accrued expenses and liabilities	34,782	46,826	41,908	57,381
Total liabilities	11,127,648	6,685,575	6,089,209	549,724
NET ASSETS	$55,926,606	$123,854,714	$127,843,255	$202,514,739

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$69,775,011	$116,639,588	$124,916,662	$195,408,028
Total distributable earnings (loss)	(13,848,405)	7,215,126	2,926,593	7,106,711
NET ASSETS	$55,926,606	$123,854,714	$127,843,255	$202,514,739

+ Including securities loaned at value	$6,409,533	$2,086,136	$2,377,866	$—
* Cost of investments in securities	$54,035,306	$111,806,881	$119,115,796	$184,083,488
† Cost of short-term investments	$10,195,206	$6,545,374	$7,164,582	$8,703,634
‡ Cost of foreign currencies	$—	$376	$—	$—

Net assets	$55,926,606	$123,854,714	$127,843,255	$202,514,739
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	6,525,900	11,765,391	12,483,922	19,600,084
Net asset value and redemption price per share	$8.57	$10.53	$10.24	$10.33

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended March 31, 2024

	Voya VACS Series EMCD Fund	Voya VACS Series EMHCD Fund	Voya VACS Series HYB Fund	Voya VACS Series SC Fund
INVESTMENT INCOME:
Dividends	$57,516	$45,432	$31,465	$157,175
Interest, net of foreign taxes withheld*	4,896,160	9,262,410	10,084,668	11,411,819
Securities lending income, net	35,361	9,900	19,880	—
Other	573	800	692	1,212
Total investment income	4,989,610	9,318,542	10,136,705	11,570,206
EXPENSES:
Transfer agent fees	175	351	848	416
Shareholder reporting expense	590	1,464	1,272	6,954
Registration fees	20,836	25,795	10,461	7,849
Professional fees	25,503	54,496	53,132	72,842
Custody and accounting expense	32,577	44,064	25,790	38,072
Trustee fees	2,067	3,423	3,055	5,379
Offering expense	—	31,260	31,836	32,603
Miscellaneous expense	10,403	16,886	14,354	15,887
Total expenses	92,151	177,739	140,748	180,002
Waived and reimbursed fees	—	—	—	(67,007)
Net expenses	92,151	177,739	140,748	112,995
Net investment income	4,897,459	9,140,803	9,995,957	11,457,211
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(2,710,000)	2,315,384	(305,492)	(2,521,172)
Futures	46,025	76,890	—	1,283,590
Net realized gain (loss)	(2,663,975)	2,392,274	(305,492)	(1,237,582)
Net change in unrealized appreciation (depreciation) on:
Investments	5,844,608	5,214,863	1,852,476	7,411,768
Foreign currency related transactions	—	2	—	—
Futures	138,059	300,535	—	1,528,703
Net change in unrealized appreciation (depreciation)	5,982,667	5,515,400	1,852,476	8,940,471
Net realized and unrealized gain	3,318,692	7,907,674	1,546,984	7,702,889
Increase in net assets resulting from operations	$8,216,151	$17,048,477	$11,542,941	$19,160,100

* Foreign taxes withheld	$—	$368	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya VACS Series EMCD Fund		Voya VACS Series EMHCD Fund
	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	February 17, 2023(1) to March 31, 2023
FROM OPERATIONS:
Net investment income	$4,897,459	$4,575,070	$9,140,803	$957,824
Net realized gain (loss)	(2,663,975)	(9,105,570)	2,392,274	137,327
Net change in unrealized appreciation (depreciation)	5,982,667	3,037,088	5,515,400	260,545
Increase (decrease) in net assets resulting from operations	8,216,151	(1,493,412)	17,048,477	1,355,696

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital)(2)	(4,953,886)	(4,740,003)	(10,236,184)	(952,864)
Total distributions	(4,953,886)	(4,740,003)	(10,236,184)	(952,864)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	—	—	191,064	140,354,256
Reinvestment of distributions	4,953,886	4,740,003	10,236,184	952,864
	4,953,886	4,740,003	10,427,248	141,307,120
Cost of shares redeemed	(45,000,000)	(2,999,993)	(35,087,866)	(6,913)
Net increase (decrease) in net assets resulting from capital share transactions	(40,046,114)	1,740,010	(24,660,618)	141,300,207
Net increase (decrease) in net assets	(36,783,849)	(4,493,405)	(17,848,325)	141,703,039

NET ASSETS:
Beginning of year or period	92,710,455	97,203,860	141,703,039	—
End of year or period	$55,926,606	$92,710,455	$123,854,714	$141,703,039

(1)	Commencement of operations.

(2)	Prior to November 18, 2022, Voya VACS Series EMCD Fund had a Class P shares designation.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya VACS Series HYB Fund		Voya VACS Series SC Fund
	Year Ended March 31, 2024	February 24, 2023(1) to March 31, 2023	Year Ended March 31, 2024	March 3, 2023(1) to March 31, 2023
FROM OPERATIONS:
Net investment income	$9,995,957	$918,323	$11,457,211	$866,747
Net realized loss	(305,492)	(4,715)	(1,237,582)	(10,231)
Net change in unrealized appreciation (depreciation)	1,852,476	1,326,434	8,940,471	(119,786)
Increase in net assets resulting from operations	11,542,941	2,240,042	19,160,100	736,730

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital)	(9,938,067)	(918,323)	(11,969,446)	(820,674)
Total distributions	(9,938,067)	(918,323)	(11,969,446)	(820,674)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	232,044	122,013,715	4,851,900	236,189,763
Reinvestment of distributions	9,938,067	918,323	5,140,590	386,086
	10,170,111	122,932,038	9,992,490	236,575,849
Cost of shares redeemed	(8,177,674)	(7,813)	(51,131,440)	(28,870)
Net increase (decrease) in net assets resulting from capital share transactions	1,992,437	122,924,225	(41,138,950)	236,546,979
Net increase (decrease) in net assets	3,597,311	124,245,944	(33,948,296)	236,463,035

NET ASSETS:
Beginning of year or period	124,245,944	—	236,463,035	—
End of year or period	$127,843,255	$124,245,944	$202,514,739	$236,463,035

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less Distributions							Ratios to average net assets				Supplemental Data

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)

Voya VACS Series EMCD Fund
03-31-24	8.24	0.49	•	0.34	0.83	0.50	—	—	0.50	—	8.57	10.37	0.11	0.11	0.11	5.92	55,927	165
03-31-23(4)	8.79	0.41	•	(0.53)	(0.12)	0.41	0.02	—	0.43	—	8.24	(1.27)	0.71	0.10	0.10	5.00	92,710	101
03-31-22	10.27	0.46	•	(1.28)	(0.82)	0.45	0.21	—	0.66	—	8.79	(8.54)	1.02	0.07	0.07	4.54	97,204	35
03-31-21	8.84	0.47	•	1.44	1.91	0.48	—	—	0.48	—	10.27	21.79	1.03	0.08	0.08	4.63	105,330	48
03-31-20	9.77	0.49	•	(0.90)	(0.41)	0.49	—	0.03	0.52	—	8.84	(4.70)	1.04	0.09	0.09	4.87	90,701	50
Voya VACS Series EMHCD Fund
03-31-24	10.03	0.67	•	0.58	1.25	0.67	0.08	—	0.75	—	10.53	12.98	0.13	0.13	0.13	6.68	123,855	120
02-17-23(5)-
03-31-23	10.00	0.07	•	0.03	0.10	0.07	—	—	0.07	—	10.03	0.98	0.08	0.08	0.08	6.43	141,703	14
Voya VACS Series HYB Fund
03-31-24	10.11	0.82	•	0.13	0.95	0.82	—	—	0.82	—	10.24	9.85	0.12	0.12	0.12	8.18	127,843	56
02-24-23(5)-
03-31-23	10.00	0.08	•	0.11	0.19	0.08	—	—	0.08	—	10.11	1.86	0.07	0.07	0.07	8.38	124,241	2
Voya VACS Series SC Fund
03-31-24	10.00	0.54	•	0.36	0.90	0.50	0.07	—	0.57	—	10.33	9.21	0.08	0.05	0.05	5.32	202,515	16
03-03-23(5)-
03-31-23	10.00	0.04	•	(0.01)	0.03	0.03	—	—	0.03	—	10.00	0.35	0.07	0.05	0.05	5.17	236,463	—

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.
(4)	Prior to November 18, 2022, Voya VACS Series EMCD Fund had a Class P shares designation.
(5)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of March 31, 2024

NOTE 1 — ORGANIZATION

Voya Funds Trust is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). It was organized on August 6, 1998 and was established under a Trust Instrument dated July 30, 1998. It consists of nine separately managed series. This report is for Voya VACS Series HYB Fund (“HYB”), a diversified series of Voya Funds Trust.

Voya Separate Portfolios Trust is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). It was organized on March 2, 2007 and was established under a Declaration of Trust dated March 2, 2007. It consists of fifteen separately managed series. This report is for Voya VACS Series EMCD Fund (“EMCD”), Voya VACS Series EMHCD Fund (“EMHCD”), and Voya Series SC Fund (“SC”), each a diversified series of Voya Separate Portfolios Trust, except EMHCD, which is non-diversified.

Voya Funds Trust and Voya Separate Portfolios Trust are each a “Trust” and collectively referred to as the “Trusts.” HYB, EMCD, EMHCD and SC are each a “Fund” and collectively referred as the “Funds.” The investment objective of the Funds is described in each Fund’s Prospectus.

The Funds’ shares are not registered under the Securities Act of 1933 (the “1933 Act”) because the shares are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the 1933 Act. Investments in a Fund may only be made by “accredited investors,” within the meaning of Regulation D under the 1933 Act.

The Funds do not have a share class designation. All shareholders are allocated the common expenses of a fund and earn income and realized gains/ losses from a fund. Expenses that are specific to a fund are charged directly to that fund. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to the Funds. Voya Investments Distributor, LLC (“VID”), a Delaware limited liability company, serves as the principal underwriter to the Funds.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A. Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern Time unless otherwise designated by the CTA). The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent each Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.

Portfolio securities for which market quotations are readily available are valued at market value. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Foreign securities’ prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close.

When a market quotation for a portfolio security is not readily available or is deemed unreliable (for example when trading has been halted or there are unexpected market closures or other material events that would suggest that the market quotation is unreliable) and for purposes of determining the value of other Fund assets, the asset is priced at its fair value. The Board has designated the Investment Adviser, as the valuation designee, to make fair value determinations in good faith. In determining the fair value of each Fund’s assets, the Investment Adviser, pursuant to its fair valuation policy, may consider inputs from pricing service providers, broker-dealers, or each Fund’s sub-adviser(s). Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of an asset’s fair value. Because trading hours for certain foreign securities end before Market

NOTES TO FINANCIAL STATEMENTS as of March 31, 2024 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Close, closing market quotations may become unreliable. The prices of foreign securities will generally be adjusted based on inputs from an independent pricing service that are intended to reflect valuation changes through the NYSE close. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.

The Funds’ financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date.

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads).

Level 3 – unobservable inputs (including the fund’s own assumptions in determining fair value).

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

A table summarizing each Fund’s investments under these levels of classification is included within each Portfolio of

Investments.

Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. The Funds classify each of their investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds. A table summarizing each Fund’s investments under these levels of classification is included within the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Fund has a significant amount of Level 3 investments.

B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds do not isolate the portion of the results of operations resulting

NOTES TO FINANCIAL STATEMENTS as of March 31, 2024 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market values. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D. Risk Exposures and the Use of Derivative Instruments. Each Fund’s investment objectives permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow each Fund to pursue its objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.

In pursuit of their investment objectives, each Fund may seek to increase or decrease their exposure to the following market or credit risk factors:

Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.

Foreign Exchange Rate Risk. To the extent that each Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.

Interest Rate Risk. A rise in market interest rates generally results in a fall in the value of bonds and other debt instruments; conversely, values generally rise as market interest rates fall. Interest rate risk is generally greater for debt instruments than floating-rate instruments. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is to changes in market interest rates. Duration is a measure of sensitivity of the price of a debt instrument to a change in interest rate. The U.S. has recently experienced a rising market interest rate environment, which may increase [a Fund’s] exposure to risks associated with rising market interest rates. Rising market interest rates have unpredictable effects on the markets and may expose debt and related markets to heightened volatility. To the extent that a mutual fund invests in debt instruments, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause a fund to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in debt markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in debt markets. Further, recent and potential future changes in government policy may affect interest rates. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose debt and related markets to heightened volatility. Changes to monetary policy by the U.S. Federal Reserve Board or other regulatory actions could expose debt and related markets to heightened

NOTES TO FINANCIAL STATEMENTS as of March 31, 2024 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

volatility, interest rate sensitivity, and reduced liquidity, which may impact operations and return potential.

Risks of Investing in Derivatives. Each Fund’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.

Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Each Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Fund generally enters into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by the Fund and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

Each Fund may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

Each Fund’s Master Agreements with derivative counterparties have credit related contingent features that if triggered would allow their derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between a Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in a Fund’s net assets and or a percentage decrease in the Fund’s NAV, which could cause the Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Fund’s Master Agreements.

E. Forward Foreign Currency Transactions and Futures Contracts. Each Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Fund either enters into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or

NOTES TO FINANCIAL STATEMENTS as of March 31, 2024 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. The Funds intend to limit its use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price.

Upon entering into a futures contract, each Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses and, if any, shown as variation margin receivable or payable on futures contracts on the Statement of Assets and Liabilities. Open futures contracts, if any, are reported on a table within each Fund’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements, if any, on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in each Fund’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in each Fund’s Statement of Operations. Realized gains (losses) are reported in the Fund’s Statement of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended March 31, 2024, EMCD, EMHCD, and SC had purchased and sold futures contracts on various bonds and notes to gain exposure to different parts of the yield curve while maintaining overall duration. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to a Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended March 31, 2024, the Funds had average notional values on futures contracts purchased and sold as disclosed below:

	Purchased	Sold
EMCD	$16,153,981	$13,118,120
EMHCD	18,326,791	16,399,547
SC	10,303,036	55,034,585

Please refer to the tables within the Portfolio of Investments for open futures contracts at March 31, 2024. HYB did not enter into any futures contracts during the year ended March 31, 2024.

F. Distributions to Shareholders. Each Fund records distributions to the shareholders on the ex-dividend date. The Funds distribute capital gains, if any, annually. The Funds declare dividends daily and pay dividends monthly. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.

G. Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of a Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.

Each Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

H. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of

NOTES TO FINANCIAL STATEMENTS as of March 31, 2024 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.

J. Offering Costs. Costs incurred with the offering of EMHCD, HYB and SC are deferred and amortized over a twelve month period on a straight-line basis starting at the commencement of operations.

K. Indemnifications. In the normal course of business, the Trusts may enter into contracts that provide certain indemnifications. The Trusts’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended March 31, 2024, the cost of purchases and the proceeds from the sales of securities excluding short-term and U.S. government securities, were as follows:

	Purchases	Sales
EMCD	$125,436,144	$160,669,507
EMHCD	157,798,340	178,696,197
HYB	67,230,653	65,346,768
SC	32,046,428	60,710,910

U.S. government securities not included above were as follows:

Sales
EMHCD	$2,704,484
SC	5,855,448

NOTE 4 — INVESTMENT MANAGEMENT FEES

Each Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Funds. The Investment Adviser oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

There is no management fee charged per the Management Agreement for EMCD, EMHCD, HYB, and SC.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM with respect to each Fund. Voya IM provides investment advice for the Funds and is paid by the Investment Adviser based on the average daily net assets of each respective Fund. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages each Fund’s assets in accordance with each Fund’s investment objectives, policies, and limitations.

NOTE 5 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At March 31, 2024, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Funds:

Subsidiary/Affiliated Investment Company	Fund	Percentage
Voya Global Bond Portfolio	EMCD	7.18%
Voya Intermediate Bond Portfolio	EMCD	91.21
	EMHCD	79.42
	HYB	56.68
	SC	53.33
Voya Investment Management Co. LLC	EMHCD	14.34
	HYB	27.97
	SC	36.39

The Funds have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). When the Funds purchase shares of the Notional Funds, which are all advised by Voya Investments,

NOTES TO FINANCIAL STATEMENTS as of March 31, 2024 (continued)

NOTE 5 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

in amounts equal to the trustees’ deferred fees, this results in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Funds, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

The Funds may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended March 31, 2024, the Funds did not pay any amounts for affiliated recordkeeping services.

NOTE 6 — EXPENSE LIMITATION AGREEMENTS

Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”) between the Investment Adviser and the Trusts, on behalf of each Fund, the Investment Adviser has agreed to limit expenses of each Fund, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:

Fund	Expense Limit
EMCD	0.15%
EMHCD	0.15%
HYB	0.15%
SC	0.05%

The Investment Adviser may at a later date recoup from the Fund for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

As of March 31, 2024, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates are as follows:

	March 31,
	2025	2026	2027	Total
SC	$—	$3,164	$67,007	$70,171

The Expense Limitation Agreement is contractual through August 1, 2024 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 7 — LINE OF CREDIT

Effective on June 12, 2023, the Funds, in addition to certain other funds managed by the Investment Adviser, each Fund entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through June 10, 2024. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to June 12, 2023, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit for EMCD was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through June 13, 2023.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The Funds did not utilize the line of credit during the year ended March 31, 2024.

NOTE 8 — CAPITAL SHARES

Transactions in capital shares and dollars are as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
EMCD(1)
3/31/2024	—	—	596,347	(5,319,149)	—	(4,722,802)	—	—	4,953,886	(45,000,000)	—	(40,046,114)
3/31/2023	—	—	579,354	(386,597)	—	192,757	—	—	4,740,003	(2,999,993)	—	1,740,010
EMHCD
3/31/2024	19,005	—	1,013,377	(3,396,842)	—	(2,364,460)	191,064	—	10,236,184	(35,087,866)	—	(24,660,618)

NOTES TO FINANCIAL STATEMENTS as of March 31, 2024 (continued)

NOTE 8 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
EMHCD (continued)
2/17/2023(2)-
3/31/2023	14,035,444	—	95,098	(692)	—	14,129,850	140,354,256	—	952,864	(6,913)	—	141,300,207
HYB
3/31/2024	23,074	—	987,151	(817,694)	—	192,531	232,044	—	9,938,067	(8,177,674)	—	1,992,437
2/24/2023(2)-
3/31/2023	12,201,299	—	90,872	(779)	—	12,291,392	122,013,715	—	918,323	(7,813)	—	122,924,225
SC
3/31/2024	474,327	—	506,298	(5,035,221)	—	(4,054,596)	4,851,900	—	5,140,590	(51,131,440)	—	(41,138,950)
3/03/2023(2)-
3/31/2023	23,618,952	—	38,608	(2,881)	—	23,654,679	236,189,763	—	386,086	(28,870)	—	236,546,979

(1)	Prior to November 18, 2022, EMCD had a Class P shares designation.

(2)	Commencement of operations.

NOTE 9 — SECURITIES LENDING

Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Fund on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.

Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a fund.

The following tables represent a summary of each respective Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of March 31, 2024:

EMCD

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$1,593,668	$(1,593,668)	$—
BNP Paribas Prime Brokerage Int’l Ltd.	439,964	(439,964)	—
Citigroup Global Markets Limited	268,019	(268,019)	—
Goldman Sachs International	384,043	(384,043)	—
Goldman, Sachs & Co. LLC	106,984	(106,984)	—
HSBC Securities (USA) Inc.	554,039	(554,039)	—
J.P. Morgan Securities LLC	847,921	(847,921)	—
Morgan Stanley & Co. LLC	372,806	(372,806)	—
Scotia Capital (USA) INC	6,094	(6,094)	—
US Bancorp Investments	356,163	(356,163)	—

NOTES TO FINANCIAL STATEMENTS as of March 31, 2024 (continued)

NOTE 9 — SECURITIES LENDING (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Wells Fargo
Securities LLC	$1,479,832	$(1,479,832)	$—
Total	$6,409,533	$(6,409,533)	$—

(1)	Cash collateral with a fair value of $6,591,510 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

EMHCD

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BofA Securities Inc	$87,802	$(87,802)	$—
HSBC Securities (USA) Inc.	604,406	(604,406)	—
Jefferies LLC	978,173	(978,173)	—
Wells Fargo Securities LLC	415,755	(415,755)	—
Total	$2,086,136	$(2,086,136)	$—

(1)	Cash collateral with a fair value of $2,136,903 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

HYB

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BofA Securities Inc	$505,203	$(505,203)	$—
Citadel Clearing LLC	124,080	(124,080)	—
Jefferies LLC	691,061	(691,061)	—
State Street Bank and Trust Company	230,500	(230,500)	—
Truist Securities INC	827,022	(827,022)	—
Total	$2,377,866	$(2,377,866)	$—

(1)	Cash collateral with a fair value of $2,438,961 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of futures contracts, paydowns and perpetual preferred securities.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended March 31, 2024		Year Ended March 31, 2023
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
EMCD	$4,953,886	$—	$4,565,018	$174,985
EMHCD	9,795,774	440,410	952,864	—
HYB	9,938,067	—	918,323	—
SC	11,312,104	657,342	820,674	—

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of March 31, 2024 were:

NOTES TO FINANCIAL STATEMENTS as of March 31, 2024 (continued)

NOTE 10 — FEDERAL INCOME TAXES (continued)

	Undistributed Ordinary	Undistributed Long-term	Post- October Capital Losses	Unrealized Appreciation/	Capital Loss Carryforwards			Total Distributable
	Income	Capital Gains	Deferred	(Depreciation)	Amount	Character	Other	Earnings/(Loss)
EMCD	$17,302	$—	$—	$(1,947,401)	$(11,856,479)	Long-term	$(61,827)	$(13,848,405)
EMHCD	1,228,513	225,245	—	5,761,368	—	—	—	7,215,126
HYB	57,893	—	—	3,169,140	(158,653)	Short-term	—	2,926,593
					(141,787)	Long-term

					$(300,440)
SC	1,411,858	—	(2,577,575)	8,739,024	—	—	(466,596)	7,106,711

The Funds’ major tax jurisdictions are U.S. federal and Arizona state.

As of March 31, 2024, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.

NOTE 11 — LONDON INTERBANK OFFERED RATE (“LIBOR”)

The London Interbank Offered Rate (“LIBOR”) was the offered rate for short-term Eurodollar deposits between major international banks. The terms of investments, financings or other transactions (including certain derivatives transactions) to which the Fund may be a party have historically been tied to LIBOR. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. Alternative reference rates to LIBOR have been established in most major currencies and markets in these new rates are continuing to develop. The transition away from LIBOR to the use of replacement rates has gone relatively smoothly on the Fund and the financial instruments in which it invests; however, longer-term impacts are still uncertain.

In addition, interest rates or other types of rates and indices which are classed as “benchmarks” have been the subject of ongoing national and international regulatory reform, including under the European Union regulation on indices used as benchmarks in financial instruments and financial contracts (known as the “Benchmarks Regulation”). The Benchmarks Regulation has been enacted into United Kingdom law by virtue of the European Union (Withdrawal) Act 2018 (as amended), subject to amendments made by the Benchmarks (Amendment and Transitional Provision) (EU Exit) Regulations 2019 (SI 2019/657) and other statutory instruments. Following the implementation of these reforms, the manner of administration of benchmarks has changed and may further change in the future, with the result that relevant benchmarks may perform differently than in the past, the use of benchmarks that are not compliant with the new standards by certain supervised entities may be restricted, and certain benchmarks may be eliminated entirely. Such changes could cause increased market volatility and disruptions in liquidity for instruments that rely on or are impacted by such benchmarks. Additionally, there could be other consequences which cannot be predicted.

NOTE 12 — LIQUIDITY

Consistent with Rule 22e-4 under the 1940 Act, the Funds have established a liquidity risk management program to govern their approach to managing liquidity risk (the “Program”). The Board has approved the designation of the Funds’ Investment Adviser, Voya Investments, as the program administrator (the “Program Administrator”). The Program Administrator is responsible for implementing and monitoring the Program and has formed a Liquidity Risk Management Committee (the “Committee”) to assess and review, on an ongoing basis, each Fund’s liquidity risk.

The Program includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of liquidity risk factors and the periodic classification (or re- classification, as necessary) of a Fund’s investments into buckets (highly liquid, moderately liquid, less liquid and illiquid) that reflect the Committee’s assessment of the investments’ liquidity under current market conditions. The Committee also utilizes Fund-specific data, including information regarding a Fund’s

NOTES TO FINANCIAL STATEMENTS as of March 31, 2024 (continued)

NOTE 12 — LIQUIDITY (continued)

shareholder base, characteristics of its investments, access to borrowing arrangements and historical redemptions to determine whether a Fund will be able to meet its redemption obligations in a timely manner.

During the period covered by the annual assessment, January 1, 2023 through December 31, 2023, the Program supported the Funds’ ability to honor redemption requests in a timely manner and the Program Administrator’s management of each Fund’s liquidity risk, including during any periods of market volatility and net redemptions.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to each Fund’s prospectus for more information regarding each Fund’s exposure to liquidity risk and other risks.

NOTE 13 — MARKET DISRUPTION AND GEOPOLITICAL

The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and global economies and markets, generally. For example, the COVID-19 pandemic resulted in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. The economic impacts of COVID-19 have created a unique challenge for real estate markets. Many businesses have either partially or fully transitioned to a remote-working environment and this transition may negatively impact the occupancy rates of commercial real estate over time. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of investments, including beyond the direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions, and resulting market disruptions are impossible to predict and could be substantial. A number of U.S. domestic banks and foreign (non-U.S.) banks have recently experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the U.S. or foreign (non-U.S.) economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign (non-U.S.) financial institutions and economies. These events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund’s investments. Any of these occurrences could disrupt the operations of a Fund and of the Funds’ service providers.

NOTE 14 — SUBSEQUENT EVENTS

Dividends: Subsequent to March 31, 2024, the Funds declared dividends from net investment income of:

	Per Share Amount	Payable Date	Record Date
EMCD	$0.0414	May 1, 2024	Daily
EMHCD	$0.0551	May 1, 2024	Daily
HYB	$0.0654	May 1, 2024	Daily
SC	$0.0407	May 1, 2024	Daily

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

Voya VACS Series EMCD Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 92.8%
	Argentina: 0.9%
475,000 (1)	YPF SA, 9.500%, 01/17/2031	$485,307	0.9

	Brazil: 4.2%
325,000 (1)	Ambipar Lux Sarl, 9.875%, 02/06/2031	325,455	0.6
300,000 (1)	Banco do Brasil SA/ Cayman, 6.000%, 03/18/2031	300,300	0.5
400,000 (1)	Cosan Luxembourg SA, 7.250%, 06/27/2031	408,200	0.7
400,000	NBM US Holdings, Inc., 7.000%, 05/14/2026	401,852	0.7
575,000 (1)(2)	Raizen Fuels Finance SA, 6.450%, 03/05/2034	588,800	1.1
300,000 (1)	Suzano Austria GmbH, 7.000%, 03/16/2047	315,832	0.6
		2,340,439	4.2
	Cayman Islands: 1.6%
925,000 (1)(2)	CK Hutchison International 23 Ltd., 4.875%, 04/21/2033	918,641	1.6

	Chile: 3.6%
200,000	Antofagasta PLC, 5.625%, 05/13/2032	200,500	0.3
200,000	Banco de Credito e Inversiones SA, 2.875%, 10/14/2031	171,312	0.3
300,000 (1)(2)	Celulosa Arauco y Constitucion SA, 4.200%, 01/29/2030	275,062	0.5
500,000 (2)	Engie Energia Chile SA, 3.400%, 01/28/2030	436,875	0.8
550,000 (1)	Inversiones CMPC SA, 6.125%, 02/26/2034	560,450	1.0
200,000 (1)	Sociedad Quimica y Minera de Chile SA, 6.500%, 11/07/2033	208,700	0.4
200,000	Telefonica Moviles Chile SA, 3.537%, 11/18/2031	151,438	0.3
		2,004,337	3.6
	China: 3.4%
650,000	Alibaba Group Holding Ltd., 3.600%, 11/28/2024	641,209	1.2
600,000 (1)	ENN Clean Energy International Investment Ltd., 3.375%, 05/12/2026	570,981	1.0

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	China: (continued)
700,000 (1)	Tencent Holdings Ltd., 3.595%, 01/19/2028	$665,000	1.2
		1,877,190	3.4
	Colombia: 5.3%
550,000 (3)	Bancolombia SA, 4.625%, 12/18/2029	534,325	1.0
450,000	Ecopetrol SA, 8.375%, 01/19/2036	454,639	0.8
725,000	Ecopetrol SA, 8.875%, 01/13/2033	764,038	1.4
400,000 (1)	Geopark Ltd., 5.500%, 01/17/2027	364,932	0.6
400,000 (1)	Grupo Energia Bogota SA ESP, 7.850%, 11/09/2033	442,875	0.8
404,000	Oleoducto Central SA, 4.000%, 07/14/2027	378,624	0.7
		2,939,433	5.3
	Ghana: 0.3%
200,000 (1)	Tullow Oil PLC, 10.250%, 05/15/2026	191,040	0.3

	Guatemala: 1.3%
500,000	CT Trust, 5.125%, 02/03/2032	442,500	0.8
300,000 (1)	CT Trust, 5.125%, 02/03/2032	265,500	0.5
		708,000	1.3
	Hong Kong: 3.8%
500,000 (1)	AIA Group Ltd., 5.375%, 04/05/2034	501,424	0.9
635,000 (1)(2)	Lenovo Group Ltd., 6.536%, 07/27/2032	670,520	1.2
800,000 (1)	Melco Resorts Finance Ltd., 5.750%, 07/21/2028	759,141	1.4
200,000 (2)	Melco Resorts Finance Ltd., 5.750%, 07/21/2028	189,785	0.3
		2,120,870	3.8
	India: 5.3%
250,000	Adani Ports & Special Economic Zone Ltd., 4.375%, 07/03/2029	223,125	0.4
600,000 (1)	IRB Infrastructure Developers Ltd., 7.110%, 03/11/2032	609,563	1.1
700,000 (1)(2)	JSW Steel Ltd., 5.050%, 04/05/2032	617,531	1.1
525,000 (1)(3)	Network i2i Ltd., 3.975%, 12/31/2199	499,570	0.9
535,000 (1)(2)	Reliance Industries Ltd., 2.875%, 01/12/2032	454,750	0.8

See Accompanying Notes to Financial Statements

Voya VACS Series EMCD Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	India: (continued)
700,000 (1)	Summit Digitel Infrastructure Ltd., 2.875%, 08/12/2031	$584,719	1.0
		2,989,258	5.3
	Indonesia: 0.3%
200,000 (1)	Medco Bell Pte Ltd., 6.375%, 01/30/2027	195,312	0.3

	Isle of Man: 0.5%
300,000	AngloGold Ashanti Holdings PLC, 3.375%, 11/01/2028	271,051	0.5

	Israel: 1.5%
200,000 (1)(2)	Energean Israel Finance Ltd., 8.500%, 09/30/2033	198,625	0.4
400,000 (1)	Israel Discount Bank Ltd., 5.375%, 01/26/2028	392,250	0.7
250,000 (1)	Israel Electric Corp. Ltd., 4.250%, 08/14/2028	233,359	0.4
		824,234	1.5
	Kazakhstan: 0.9%
300,000	KazMunayGas National Co. JSC, 3.500%, 04/14/2033	250,500	0.4
300,000	KazMunayGas National Co. JSC, 6.375%, 10/24/2048	281,438	0.5
		531,938	0.9
	Kuwait: 1.8%
575,000	MEGlobal BV, 4.250%, 11/03/2026	554,156	1.0
500,000 (1)(3)	NBK Tier 1 Financing 2 Ltd., 4.500%, 12/31/2199	483,750	0.8
		1,037,906	1.8
	Luxembourg: 4.1%
450,000 (1)	Altice Financing SA, 5.750%, 08/15/2029	361,000	0.6
200,000 (1)	Chile Electricity Lux MPC Sarl, 6.010%, 01/20/2033	203,000	0.4
700,000 (1)	CSN Resources SA, 8.875%, 12/05/2030	724,640	1.3
325,000 (1)	Greensaif Pipelines Bidco Sarl, 6.510%, 02/23/2042	339,117	0.6
625,000 (1)	Minerva Luxembourg SA, 8.875%, 09/13/2033	660,156	1.2
		2,287,913	4.1

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Macao: 2.2%
400,000	MGM China Holdings Ltd., 4.750%, 02/01/2027	$381,080	0.7
875,000	Sands China Ltd., 5.400%, 08/08/2028	860,554	1.5
		1,241,634	2.2
	Malaysia: 1.8%
375,000 (1)	CIMB Bank Bhd, 2.125%, 07/20/2027	341,133	0.6
300,000 (1)(2)	GENM Capital Labuan Ltd., 3.882%, 04/19/2031	263,835	0.5
400,000 (1)	MISC Capital Two Labuan Ltd., 3.750%, 04/06/2027	382,000	0.7
		986,968	1.8
	Mexico: 7.3%
550,000 (1)	Alpek SAB de CV, 4.250%, 09/18/2029	514,078	0.9
600,000 (3)	Banco Mercantil del Norte SA/Grand Cayman, 7.500%, 12/31/2199	597,188	1.1
225,000 (1)(3)	BBVA Bancomer SA/Texas, 8.125%, 01/08/2039	233,648	0.4
200,000 (1)	Buffalo Energy Mexico Holdings / Buffalo Energy Infrastructure / Buffalo Energy, 7.875%, 02/15/2039	215,828	0.4
525,000 (3)	Cemex SAB de CV, 5.125%, 12/31/2199	508,922	0.9
400,000 (1)	GCC SAB de CV, 3.614%, 04/20/2032	343,232	0.6
250,000	Industrias Penoles SAB de CV, 4.150%, 09/12/2029	233,750	0.4
875,000 (2)	Petroleos Mexicanos, 10.000%, 02/07/2033	870,538	1.6
550,000 (1)(2)	Trust Fibra Uno, 7.375%, 02/13/2034	550,811	1.0
		4,067,995	7.3
	Morocco: 0.8%
500,000	OCP SA, 6.875%, 04/25/2044	473,945	0.8

	Netherlands: 2.6%
500,000 (1)	Embraer Netherlands Finance BV, 7.000%, 07/28/2030	523,600	0.9
400,000 (1)(2)	Sigma Finance Netherlands BV, 4.875%, 03/27/2028	391,500	0.7

See Accompanying Notes to Financial Statements

Voya VACS Series EMCD Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Netherlands: (continued)
500,000 (2)	Teva Pharmaceutical Finance Netherlands III BV, 8.125%, 09/15/2031	$547,710	1.0
		1,462,810	2.6
	Nigeria: 0.4%
250,000	IHS Netherlands Holdco BV, 8.000%, 09/18/2027	240,000	0.4

	Oman: 0.4%
250,000 (1)(2)	Oryx Funding Ltd., 5.800%, 02/03/2031	250,871	0.4

	Panama: 1.2%
515,600	AES Panama Generation Holdings SRL, 4.375%, 05/31/2030	450,506	0.8
250,000	C&W Senior Financing DAC, 6.875%, 09/15/2027	237,656	0.4
		688,162	1.2
	Peru: 3.3%
525,000 (1)	Banco de Credito del Peru S.A., 5.850%, 01/11/2029	530,906	1.0
600,000 (1)	Hunt Oil Co. of Peru LLC Sucursal Del Peru, 8.550%, 09/18/2033	641,520	1.1
700,000	Southern Copper Corp., 3.875%, 04/23/2025	688,172	1.2
		1,860,598	3.3
	Poland: 0.9%
300,000 (1)	Bank Gospodarstwa Krajowego, 5.375%, 05/22/2033	299,250	0.5
200,000 (1)	Canpack SA / Canpack US LLC, 3.125%, 11/01/2025	191,774	0.4
		491,024	0.9
	Qatar: 0.3%
200,000 (1)	Ooredoo International Finance Ltd., 2.625%, 04/08/2031	172,565	0.3

	Russia: 0.2%
1,000,000 (1)(4)	Alfa Bank AO Via Alfa Bond Issuance PLC, 5.950%, 04/15/2030	60,000	0.1

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Russia: (continued)
500,000 (1)	Sovcombank Via SovCom Capital DAC, 7.750%, 12/31/2199	$43,437	0.1
		103,437	0.2
	Saudi Arabia: 3.3%
200,000 (1)	Arabian Centres Sukuk II Ltd., 5.625%, 10/07/2026	189,687	0.3
525,000 (1)	EIG Pearl Holdings Sarl, 3.545%, 08/31/2036	450,352	0.8
650,000	EIG Pearl Holdings Sarl, 4.387%, 11/30/2046	510,569	0.9
700,000	Saudi Arabian Oil Co., 2.875%, 04/16/2024	699,125	1.3
		1,849,733	3.3
	Singapore: 2.5%
600,000 (1)(2)	Medco Maple Tree Pte Ltd., 8.960%, 04/27/2029	625,875	1.1
800,000 (1)(3)	Oversea-Chinese Banking Corp. Ltd., 1.832%, 09/10/2030	756,750	1.4
		1,382,625	2.5
	South Africa: 1.2%
400,000	Bidvest Group UK PLC, 3.625%, 09/23/2026	373,310	0.7
300,000 (1)	Bidvest Group UK PLC, 3.625%, 09/23/2026	280,050	0.5
		653,360	1.2
	South Korea: 7.0%
350,000 (1)	GS Caltex Corp., 5.375%, 08/07/2028	351,094	0.6
500,000 (1)	Hanwha Q Cells Americas Holdings Corp., 5.000%, 07/27/2028	498,657	0.9
700,000 (1)	Kookmin Bank, 2.500%, 11/04/2030	583,625	1.1
200,000 (1)(3)	Kookmin Bank, 4.350%, 12/31/2199	198,700	0.4
500,000 (1)	LG Energy Solution Ltd., 5.750%, 09/25/2028	507,500	0.9
850,000 (1)	POSCO, 4.875%, 01/23/2027	839,375	1.5
200,000 (1)(3)	Shinhan Financial Group Co. Ltd., 2.875%, 12/31/2199	186,000	0.3
400,000 (1)	Shinhan Financial Group Co. Ltd., 5.000%, 07/24/2028	397,104	0.7

See Accompanying Notes to Financial Statements

Voya VACS Series EMCD Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	South Korea: (continued)
400,000 (1)	SK Hynix, Inc., 2.375%, 01/19/2031	$329,158	0.6
		3,891,213	7.0
	Tanzania: 1.2%
775,000	AngloGold Ashanti Holdings PLC, 3.750%, 10/01/2030	675,781	1.2

	Thailand: 2.6%
500,000 (3)	Bangkok Bank PCL/ Hong Kong, 3.733%, 09/25/2034	445,593	0.8
300,000	GC Treasury Center Co. Ltd., 4.400%, 03/30/2032	273,281	0.5
200,000 (1)(2)	GC Treasury Center Co. Ltd., 4.400%, 03/30/2032	182,187	0.3
200,000 (1)	PTTEP Treasury Center Co. Ltd., 3.903%, 12/06/2059	154,813	0.3
400,000	Thaioil Treasury Center Co. Ltd., 4.625%, 11/20/2028	387,875	0.7
		1,443,749	2.6
	Turkey: 3.4%
250,000 (1)	Akbank TAS, 6.800%, 02/06/2026	252,266	0.5
260,000 (1)(3)	Akbank TAS, 9.369%, 12/31/2199	259,610	0.5
250,000 (1)	Turk Telekomunikasyon AS, 6.875%, 02/28/2025	250,000	0.4
500,000 (1)	Turkiye Sise ve Cam Fabrikalari AS, 6.950%, 03/14/2026	503,457	0.9
300,000 (1)	Yapi ve Kredi Bankasi AS, 9.250%, 10/16/2028	319,350	0.6
285,000 (1)(3)	Yapi ve Kredi Bankasi AS, 9.250%, 01/17/2034	293,550	0.5
		1,878,233	3.4
	United Arab Emirates: 3.6%
400,000	DP World Ltd./United Arab Emirates, 6.850%, 07/02/2037	438,375	0.8
400,000 (3)	Emirates NBD Bank PJSC, 6.125%, 12/31/2199	399,375	0.7
533,141	Galaxy Pipeline Assets Bidco Ltd., 1.750%, 09/30/2027	496,093	0.9
373,248 (1)	Galaxy Pipeline Assets Bidco Ltd., 2.940%, 09/30/2040	300,713	0.5

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	United Arab Emirates: (continued)
498,314 (1)	Sweihan PV Power Co. PJSC, 3.625%, 01/31/2049	$399,274	0.7
		2,033,830	3.6
	United Kingdom: 2.6%
350,000 (1)(2)	Anglo American Capital PLC, 5.500%, 05/02/2033	348,380	0.6
550,000 (1)(3)	Standard Chartered PLC, 6.301%, 01/09/2029	565,031	1.0
525,000 (1)	WE Soda Investments Holding PLC, 9.500%, 10/06/2028	546,265	1.0
		1,459,676	2.6
	United States: 1.9%
400,000 (3)	Commercial Bank PSQC, 4.500%, 12/31/2199	372,125	0.7
300,000 (1)(2)	Hyundai Capital America, 5.400%, 01/08/2031	301,416	0.5
400,000 (1)	Sasol Financing USA LLC, 8.750%, 05/03/2029	408,375	0.7
		1,081,916	1.9
	Virgin Islands (British): 2.1%
400,000 (1)	Central American Bottling Corp. / CBC Bottling Holdco SL / Beliv Holdco SL, 5.250%, 04/27/2029	381,200	0.7
775,000 (1)	Gold Fields Orogen Holdings BVI Ltd., 5.125%, 05/15/2024	773,287	1.4
		1,154,487	2.1
	Zambia: 1.2%
200,000	First Quantum Minerals Ltd., 6.875%, 10/15/2027	191,200	0.4
450,000 (1)	First Quantum Minerals Ltd., 9.375%, 03/01/2029	468,468	0.8
		659,668	1.2
	Total Corporate Bonds/Notes (Cost $53,835,308)	51,927,149	92.8
SOVEREIGN BONDS: 0.4%
	Panama: 0.4%
200,000	Panama Government International Bond, 7.500%, 03/01/2031	207,625	0.4
	Total Sovereign Bonds (Cost $199,998)	207,625	0.4

See Accompanying Notes to Financial Statements

Voya VACS Series EMCD Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
	Panama: (continued)
	Total Long-Term Investments (Cost $54,035,306)	$52,134,774	93.2

SHORT-TERM INVESTMENTS: 18.2%
	Commercial Paper: 5.8%
1,000,000	Consolidated Edison, 22.080%, 04/01/2024	999,397	1.8
1,000,000	Enbridge (US) Inc., 22.490%, 04/01/2024	999,386	1.8
1,000,000	HP, Inc., 11.050%, 04/03/2024	999,095	1.8
250,000	Sherwin-Williams Co., 22.060%, 04/01/2024	249,850	0.4
	Total Commercial Paper (Cost $3,249,696)	3,247,728	5.8
	Repurchase Agreements: 11.8%
1,575,371 (5)	Bank of America Inc., Repurchase Agreement dated 03/28/2024, 5.330%, due 04/01/2024 (Repurchase Amount $1,576,291, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.500%- 7.657%, Market Value plus accrued interest $1,606,878, due 09/01/28-03/20/72)	1,575,371	2.8
1,575,371 (5)	Citigroup, Inc., Repurchase Agreement dated 03/28/2024, 5.340%, due 04/01/2024 (Repurchase Amount $1,576,293, collateralized by various U.S. Government Agency Obligations, 2.000%- 6.500%, Market Value plus accrued interest $1,606,878, due 09/20/44-01/20/54)	1,575,371	2.8

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
290,026 (5)	Deutsche Bank Securities Inc., Repurchase Agreement dated 03/28/2024, 5.330%, due 04/01/2024 (Repurchase Amount $290,195, collateralized by various U.S. Government Agency Obligations, 1.500%- 7.500%, Market Value plus accrued interest $295,827, due 06/01/36-04/01/54)	$290,026	0.6
1,575,371 (5)	Nomura Securities International, Inc., Repurchase Agreement dated 03/28/2024, 5.320%, due 04/01/2024 (Repurchase Amount $1,576,289, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.000%- 6.000%, Market Value plus accrued interest $1,606,879, due 01/01/28-07/15/58)	1,575,371	2.8
1,575,371 (5)	RBC Dominion Securities Inc., Repurchase Agreement dated 03/28/2024, 5.280%, due 04/01/2024 (Repurchase Amount $1,576,283, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 7.500%, Market Value plus accrued interest $1,606,878, due 04/04/24-02/01/54)	1,575,371	2.8
	Total Repurchase Agreements (Cost $6,591,510)	6,591,510	11.8

See Accompanying Notes to Financial Statements

Voya VACS Series EMCD Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.6%
354,000 (6)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 5.220% (Cost $354,000)	$354,000	0.6
	Total Short-Term Investments (Cost $10,195,206)	$10,193,238	18.2
	Total Investments in Securities (Cost $64,230,512)	$62,328,012	111.4
	Liabilities in Excess of Other Assets	(6,401,406)	(11.4)
	Net Assets	$55,926,606	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Security, or a portion of the security, is on loan.
(3)	Variable rate security. Rate shown is the rate in effect as of March 31, 2024.
(4)	Defaulted security.
(5)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(6)	Rate shown is the 7-day yield as of March 31, 2024.

Sector Diversification	Percentage of Net Assets
Energy	21.0%
Basic Materials	18.5
Financial	18.3
Consumer, Cyclical	8.4
Industrial	6.6
Consumer, Non-cyclical	6.6
Communications	6.6
Utilities	5.0
Technology	1.8
Sovereign Bonds	0.4
Short-Term Investments	18.2
Liabilities in Excess of Other Assets	(11.4)
Net Assets	100.0%

Portfolio holdings are subject to change daily.

See Accompanying Notes to Financial Statements

Voya VACS Series EMCD Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2024
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$51,927,149	$—	$51,927,149
Sovereign Bonds	—	207,625	—	207,625
Short-Term Investments	354,000	9,839,238	—	10,193,238
Total Investments, at fair value	$354,000	$61,974,012	$—	$62,328,012
Other Financial Instruments+
Futures	36,004	—	—	36,004
Total Assets	$390,004	$61,974,012	$—	$62,364,016
Liabilities Table
Other Financial Instruments+
Futures	$(37,572)	$—	$—	$(37,572)
Total Liabilities	$(37,572)	$—	$—	$(37,572)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At March 31, 2024, the following futures contracts were outstanding for Voya VACS Series EMCD Fund:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
U.S. Treasury 2-Year Note	49	06/28/24	$10,019,734	$(3,204)
U.S. Treasury Long Bond	20	06/18/24	2,408,750	36,004
U.S. Treasury Ultra Long Bond	2	06/18/24	258,000	(2,161)
			$12,686,484	$30,639
Short Contracts:
U.S. Treasury 5-Year Note	(10)	06/28/24	(1,070,156)	(1,457)
U.S. Treasury 10-Year Note	(36)	06/18/24	(3,988,687)	(8,826)
U.S. Treasury Ultra 10-Year Note	(39)	06/18/24	(4,469,766)	(21,924)
			$(9,528,609)	$(32,207)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of March 31, 2024 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Variation margin receivable on futures contracts*	$36,004
Total Asset Derivatives		$36,004

Liability Derivatives
Interest rate contracts	Variation margin payable on futures contracts*	$37,572
Total Liability Derivatives		$37,572

See Accompanying Notes to Financial Statements

Voya VACS Series EMCD Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

*	The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the tables within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2024 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$46,025
Total	$46,025

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$138,059
Total	$138,059

At March 31, 2024, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $64,273,845.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$1,083,238
Gross Unrealized Depreciation	(3,030,639)
Net Unrealized Depreciation	$(1,947,401)

See Accompanying Notes to Financial Statements

Voya VACS Series EMHCD Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024

Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: 61.2%
	Angola: 1.3%
750,000 (1)	Angolan Government International Bond, 8.000%, 11/26/2029	$701,953	0.6
950,000	Angolan Government International Bond, 8.750%, 04/14/2032	875,612	0.7
		1,577,565	1.3
	Argentina: 1.8%
1,408,777 (2)	Argentine Republic Government International Bond, 0.750% (Step Rate @ 1.750% on 07/09/2027), 07/09/2030	734,765	0.6
274,111	Argentine Republic Government International Bond, 1.000%, 07/09/2029	146,821	0.1
2,556,220 (2)	Argentine Republic Government International Bond, 3.625% (Step Rate @ 4.125% on 07/09/2024), 07/09/2035	1,064,665	0.9
526,019 (2)	Argentine Republic Government International Bond, 4.250% (Step Rate @ 5.000% on 07/09/2024), 01/09/2038	244,862	0.2
		2,191,113	1.8
	Bahrain: 2.4%
2,000,000	Bahrain Government International Bond, 7.375%, 05/14/2030	2,086,875	1.7
800,000 (1)	Bahrain Government International Bond, 7.500%, 02/12/2036	822,500	0.7
		2,909,375	2.4
	Brazil: 2.9%
700,000	Brazilian Government International Bond, 5.625%, 02/21/2047	602,175	0.5
700,000	Brazilian Government International Bond, 6.000%, 10/20/2033	694,400	0.6
200,000	Brazilian Government International Bond, 6.125%, 03/15/2034	198,200	0.2
1,145,000	Brazilian Government International Bond, 6.250%, 03/18/2031	1,169,045	0.9

Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
	Brazil: (continued)
900,000	Brazilian Government International Bond, 7.125%, 05/13/2054	$908,550	0.7
		3,572,370	2.9
	Chile: 0.7%
750,000	Chile Government International Bond, 3.500%, 01/31/2034	660,190	0.5
250,000	Chile Government International Bond, 4.000%, 01/31/2052	198,515	0.2
		858,705	0.7
	Colombia: 2.2%
500,000	Colombia Government International Bond, 3.250%, 04/22/2032	390,750	0.3
1,000,000	Colombia Government International Bond, 4.125%, 05/15/2051	625,250	0.5
750,000	Colombia Government International Bond, 5.000%, 06/15/2045	545,437	0.4
500,000	Colombia Government International Bond, 6.125%, 01/18/2041	433,125	0.4
664,000	Colombia Government International Bond, 8.000%, 04/20/2033	703,508	0.6
		2,698,070	2.2
	Costa Rica: 1.0%
775,000	Costa Rica Government International Bond, 6.125%, 02/19/2031	786,625	0.6
450,000 (1)	Costa Rica Government International Bond, 7.300%, 11/13/2054	479,953	0.4
		1,266,578	1.0
	Cote d’Ivoire: 0.7%
300,000 (1)	Ivory Coast Government International Bond, 7.625%, 01/30/2033	298,875	0.2
375,000 (1)	Ivory Coast Government International Bond, 8.250%, 01/30/2037	376,875	0.3
191,689 (3)	Ivory Coast Government International Bond REGs, 5.750%, 12/31/2032	182,806	0.2
		858,556	0.7

 See Accompanying Notes to Financial Statements

Voya VACS Series EMHCD Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
	Dominican Republic: 2.9%
200,000 (1)	Dominican Republic International Bond, 4.875%, 09/23/2032	$179,937	0.1
500,000 (1)	Dominican Republic International Bond, 5.300%, 01/21/2041	427,031	0.3
1,200,000	Dominican Republic International Bond, 5.875%, 01/30/2060	1,024,875	0.8
700,000	Dominican Republic International Bond, 6.000%, 07/19/2028	698,688	0.6
500,000 (1)	Dominican Republic International Bond, 6.000%, 02/22/2033	487,969	0.4
500,000 (1)	Dominican Republic International Bond, 6.875%, 01/29/2026	506,250	0.4
300,000 (1)	Dominican Republic International Bond, 7.050%, 02/03/2031	311,625	0.3
		3,636,375	2.9
	Ecuador: 1.1%
517,550 (1)(2)	Ecuador Government International Bond, 2.500% (Step Rate @ 5.000% on 07/31/2024), 07/31/2040	252,564	0.2
1,357,845 (1)(2)	Ecuador Government International Bond, 3.500% (Step Rate @ 5.500% on 07/31/2024), 07/31/2035	716,263	0.6
600,850 (1)(2)	Ecuador Government International Bond, 6.000% (Step Rate @ 6.900% on 07/31/2024), 07/31/2030	408,879	0.3
		1,377,706	1.1
	Egypt: 2.2%
1,000,000	Egypt Government International Bond, 5.800%, 09/30/2027	906,875	0.7
500,000 (1)	Egypt Government International Bond, 7.500%, 02/16/2061	360,312	0.3
1,500,000 (1)	Egypt Government International Bond, 8.700%, 03/01/2049	1,221,094	1.0
350,000 (1)	Egypt Government International Bond, 8.875%, 05/29/2050	289,297	0.2
		2,777,578	2.2
Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
	El Salvador: 0.5%
750,000 (1)	El Salvador Government International Bond, 6.375%, 01/18/2027	$656,250	0.5

	Gabon: 0.2%
300,000 (1)	Gabon Government International Bond, 6.625%, 02/06/2031	257,063	0.2

	Ghana: 1.2%
550,000 (4)	Ghana Government International Bond, 7.875%, 03/26/2027	287,547	0.3
1,500,000 (4)	Ghana Government International Bond, 7.875%, 02/11/2035	778,125	0.6
750,000 (4)	Ghana Government International Bond, 8.750%, 03/11/2061	386,719	0.3
		1,452,391	1.2
	Guatemala: 1.1%
635,000 (1)	Guatemala Government Bond, 5.250%, 08/10/2029	617,253	0.5
700,000 (1)	Guatemala Government Bond, 6.600%, 06/13/2036	717,719	0.6
		1,334,972	1.1
	Honduras: 0.3%
250,000	Honduras Government International Bond, 5.625%, 06/24/2030	223,398	0.2
200,000	Honduras Government International Bond, 6.250%, 01/19/2027	193,813	0.1
		417,211	0.3
	Hungary: 1.9%
750,000 (1)	Hungary Government International Bond, 3.125%, 09/21/2051	478,125	0.4
700,000 (1)	Hungary Government International Bond, 5.500%, 06/16/2034	690,812	0.5
500,000	Hungary Government International Bond, 7.625%, 03/29/2041	579,844	0.5
650,000 (1)	Magyar Export-Import Bank Zrt, 6.125%, 12/04/2027	656,094	0.5
		2,404,875	1.9
	India: 0.9%
500,000 (5)	Export-Import Bank of India, 2.250%, 01/13/2031	413,593	0.3

See Accompanying Notes to Financial Statements

Voya VACS Series EMHCD Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
	India: (continued)
700,000 (1)(5)	Export-Import Bank of India, 5.500%, 01/18/2033	$708,094	0.6
		1,121,687	0.9
	Indonesia: 2.0%
550,000	Indonesia Government International Bond, 5.250%, 01/17/2042	553,437	0.4
320,000	Indonesia Government International Bond, 5.450%, 09/20/2052	324,500	0.3
1,250,000	Indonesia Government International Bond, 8.500%, 10/12/2035	1,605,469	1.3
		2,483,406	2.0
	Jamaica: 0.9%
400,000	Jamaica Government International Bond, 7.875%, 07/28/2045	472,875	0.4
500,000	Jamaica Government International Bond, 8.000%, 03/15/2039	596,250	0.5
		1,069,125	0.9
	Jordan: 0.9%
1,000,000 (1)	Jordan Government International Bond, 5.850%, 07/07/2030	924,375	0.7
200,000 (1)	Jordan Government International Bond, 7.500%, 01/13/2029	200,563	0.2
		1,124,938	0.9
	Kenya: 0.9%
500,000	Republic of Kenya Government International Bond, 7.250%, 02/28/2028	479,180	0.4
625,000 (1)	Republic of Kenya Government International Bond, 9.750%, 02/16/2031	641,406	0.5
		1,120,586	0.9
	Lebanon: 0.2%
2,000,000 (4)	Lebanon Government International Bond, 6.850%, 03/23/2027	136,000	0.1
2,000,000 (4)	Lebanon Government International Bond, 6.100%, 10/04/2022	136,000	0.1
		272,000	0.2
	Mexico: 3.0%
940,000	Mexico Government International Bond, 3.250%, 04/16/2030	839,420	0.7
Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
	Mexico: (continued)
1,150,000	Mexico Government International Bond, 4.875%, 05/19/2033	$1,093,219	0.9
1,829,000	Mexico Government International Bond, 6.338%, 05/04/2053	1,814,711	1.4
		3,747,350	3.0
	Morocco: 0.3%
500,000 (1)	Morocco Government International Bond, 4.000%, 12/15/2050	343,750	0.3

	Nigeria: 2.0%
500,000	Nigeria Government International Bond, 6.500%, 11/28/2027	472,344	0.4
750,000 (1)	Nigeria Government International Bond, 7.375%, 09/28/2033	644,297	0.5
500,000	Nigeria Government International Bond, 7.696%, 02/23/2038	413,437	0.4
675,000	Nigeria Government International Bond, 7.875%, 02/16/2032	614,461	0.5
300,000	Nigeria Government International Bond, 7.875%, 02/16/2032	273,094	0.2
		2,417,633	2.0
	Oman: 0.9%
600,000	Oman Government International Bond, 6.000%, 08/01/2029	615,187	0.5
550,000 (1)	Oman Government International Bond, 6.500%, 03/08/2047	556,875	0.4
		1,172,062	0.9
	Panama: 3.0%
500,000	Panama Government International Bond, 4.500%, 04/16/2050	338,125	0.3
550,000	Panama Government International Bond, 4.500%, 01/19/2063	353,719	0.3
1,000,000	Panama Government International Bond, 6.400%, 02/14/2035	946,750	0.8
550,000	Panama Government International Bond, 6.700%, 01/26/2036	534,463	0.4
600,000	Panama Government International Bond, 6.875%, 01/31/2036	586,312	0.5
410,000	Panama Government International Bond, 7.500%, 03/01/2031	425,631	0.3

See Accompanying Notes to Financial Statements

Voya VACS Series EMHCD Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
	Panama: (continued)
540,000	Panama Government International Bond, 8.000%, 03/01/2038	$566,595	0.4
		3,751,595	3.0
	Paraguay: 1.7%
145,000	Paraguay Government International Bond, 5.000%, 04/15/2026	143,302	0.1
650,000	Paraguay Government International Bond, 5.600%, 03/13/2048	593,328	0.5
750,000 (1)	Paraguay Government International Bond, 5.850%, 08/21/2033	754,453	0.6
625,000 (1)	Paraguay Government International Bond, 6.000%, 02/09/2036	635,742	0.5
		2,126,825	1.7
	Peru: 0.8%
500,000	Peruvian Government International Bond, 2.783%, 01/23/2031	430,781	0.4
500,000	Peruvian Government International Bond, 5.625%, 11/18/2050	498,375	0.4
		929,156	0.8
	Philippines: 1.1%
750,000	Philippine Government International Bond, 5.500%, 01/17/2048	762,187	0.6
500,000	Philippine Government International Bond, 5.950%, 10/13/2047	536,563	0.5
		1,298,750	1.1
	Poland: 1.6%
725,000	Republic of Poland Government International Bond, 4.875%, 10/04/2033	715,680	0.6
1,225,000	Republic of Poland Government International Bond, 5.750%, 11/16/2032	1,286,262	1.0
		2,001,942	1.6
	Qatar: 0.8%
550,000 (1)	Qatar Government International Bond, 4.400%, 04/16/2050	488,984	0.4
500,000 (1)	Qatar Government International Bond, 4.817%, 03/14/2049	469,950	0.4
		958,934	0.8
Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
	Romania: 3.2%
1,500,000 (1)	Romanian Government International Bond, 3.000%, 02/14/2031	$1,265,625	1.0
600,000 (1)	Romanian Government International Bond, 3.625%, 03/27/2032	517,687	0.4
200,000	Romanian Government International Bond, 4.000%, 02/14/2051	142,576	0.1
400,000	Romanian Government International Bond, 5.125%, 06/15/2048	341,000	0.3
1,468,000 (1)	Romanian Government International Bond, 6.375%, 01/30/2034	1,494,149	1.2
200,000	Romanian Government International Bond, 7.625%, 01/17/2053	222,875	0.2
		3,983,912	3.2
	Saudi Arabia: 2.6%
2,200,000	Saudi Government International Bond, 3.450%, 02/02/2061	1,472,625	1.2
800,000	Saudi Government International Bond, 3.750%, 01/21/2055	581,250	0.5
1,100,000 (1)	Saudi Government International Bond, 5.500%, 10/25/2032	1,142,969	0.9
		3,196,844	2.6
	Senegal: 0.3%
500,000	Senegal Government International Bond, 6.250%, 05/23/2033	429,063	0.3

	Serbia: 0.4%
250,000	Serbia International Bond, 2.125%, 12/01/2030	198,985	0.2
275,000 (1)	Serbia International Bond, 6.500%, 09/26/2033	281,617	0.2
		480,602	0.4
	South Africa: 2.3%
1,500,000	Republic of South Africa Government International Bond, 4.300%, 10/12/2028	1,348,125	1.1

See Accompanying Notes to Financial Statements

Voya VACS Series EMHCD Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
	South Africa: (continued)
950,000	Republic of South Africa Government International Bond, 5.875%, 04/20/2032	$858,563	0.7
800,000	Republic of South Africa Government International Bond, 6.300%, 06/22/2048	632,000	0.5
		2,838,688	2.3
	Sri Lanka: 1.2%
500,000 (1)(4)	Sri Lanka Government International Bond, 5.875%, 07/25/2022	288,382	0.2
1,500,000 (1)(4)	Sri Lanka Government International Bond, 6.825%, 07/18/2026	900,458	0.7
550,000 (4)	Sri Lanka Government International Bond, 7.550%, 03/28/2030	325,188	0.3
		1,514,028	1.2
	Turkey: 3.8%
400,000 (1)	Hazine Mustesarligi Varlik Kiralama AS, 8.509%, 01/14/2029	425,000	0.3
500,000	Turkey Government International Bond, 5.125%, 02/17/2028	476,562	0.4
550,000	Turkey Government International Bond, 6.000%, 01/14/2041	455,297	0.4
595,000	Turkey Government International Bond, 6.500%, 09/20/2033	560,044	0.5
1,000,000	Turkey Government International Bond, 7.625%, 04/26/2029	1,024,375	0.8
1,000,000	Turkey Government International Bond, 9.875%, 01/15/2028	1,105,313	0.9
600,000 (1)	Turkiye Ihracat Kredi Bankasi AS, 9.000%, 01/28/2027	628,395	0.5
		4,674,986	3.8
	Ukraine: 1.1%
1,111,000 (4)	Ukraine Government International Bond, 7.253%, 03/15/2035	326,912	0.3
650,000 (4)	Ukraine Government International Bond, 7.375%, 09/25/2034	191,913	0.1
346,000 (1)(4)	Ukraine Government International Bond, 7.750%, 09/01/2024	131,134	0.1
346,000 (1)(4)	Ukraine Government International Bond, 7.750%, 09/01/2025	130,182	0.1
Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
	Ukraine: (continued)
346,000 (1)(4)	Ukraine Government International Bond, 7.750%, 09/01/2026	$124,992	0.1
346,000 (1)(4)	Ukraine Government International Bond, 7.750%, 09/01/2027	118,592	0.1
346,000 (1)(4)	Ukraine Government International Bond, 7.750%, 09/01/2028	116,169	0.1
225,000 (1)(4)	Ukraine Government International Bond, 7.750%, 09/01/2029	75,094	0.1
500,000 (4)	Ukraine Government International Bond, 9.750%, 11/01/2030	176,375	0.1
		1,391,363	1.1
	United Arab Emirates: 0.2%
250,000 (1)	Finance Department Government of Sharjah, 6.500%, 11/23/2032	260,434	0.2

	Uruguay: 0.1%
123,334	Uruguay Government International Bond, 4.375%, 10/27/2027	122,486	0.1
51,825	Uruguay Government International Bond, 4.375%, 01/23/2031	50,837	0.0
		173,323	0.1
	Zambia: 0.6%
450,000 (1)(4)	Zambia Government International Bond, 8.500%, 04/14/2024	333,000	0.3
500,000 (1)(4)	Zambia Government International Bond, 8.970%, 07/30/2027	368,750	0.3
		701,750	0.6
	Total Sovereign Bonds (Cost $70,792,083)	75,831,485	61.2
CORPORATE BONDS/NOTES: 33.7%
	Brazil: 1.5%
600,000 (1)	Ambipar Lux Sarl, 9.875%, 02/06/2031	600,840	0.5
525,000	Minerva Luxembourg SA, 4.375%, 03/18/2031	438,375	0.3
825,000 (1)	Raizen Fuels Finance SA, 6.450%, 03/05/2034	844,800	0.7
		1,884,015	1.5
	Chile: 3.2%
500,000 (1)	Corp Nacional del Cobre de Chile, 4.500%, 08/01/2047	396,563	0.3

See Accompanying Notes to Financial Statements

Voya VACS Series EMHCD Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Chile: (continued)
250,000	Corp Nacional del Cobre de Chile, 5.125%, 02/02/2033	$238,203	0.2
725,000 (1)	Corp Nacional del Cobre de Chile, 5.950%, 01/08/2034	729,531	0.6
625,000 (1)	Corp Nacional del Cobre de Chile, 6.300%, 09/08/2053	623,242	0.5
400,000 (1)	Empresa de Transporte de Pasajeros Metro SA, 3.693%, 09/13/2061	269,000	0.2
450,000 (1)	Empresa Nacional del Petroleo, 3.450%, 09/16/2031	384,056	0.3
1,100,000 (1)	Empresa Nacional del Petroleo, 3.750%, 08/05/2026	1,052,008	0.9
300,000 (1)	Empresa Nacional del Petroleo, 4.500%, 09/14/2047	225,940	0.2
		3,918,543	3.2
	Colombia: 1.6%
990,000	Ecopetrol SA, 8.375%, 01/19/2036	1,000,207	0.8
900,000	Ecopetrol SA, 8.625%, 01/19/2029	952,749	0.8
		1,952,956	1.6
	Guatemala: 0.5%
700,000 (1)	CT Trust, 5.125%, 02/03/2032	619,500	0.5

	India: 0.3%
425,000 (1)	IRB Infrastructure Developers Ltd., 7.110%, 03/11/2032	431,773	0.3

	Indonesia: 3.2%
500,000 (1)	Hutama Karya Persero PT, 3.750%, 05/11/2030	461,875	0.4
500,000 (1)	Pertamina Persero PT, 3.100%, 01/21/2030	448,437	0.3
750,000	Pertamina Persero PT, 5.625%, 05/20/2043	736,934	0.6
550,000	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, 3.000%, 06/30/2030	480,502	0.4
675,000 (1)	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, 4.125%, 05/15/2027	650,093	0.5
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Indonesia: (continued)
750,000	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, 4.125%, 05/15/2027	$722,325	0.6
500,000 (1)	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, 6.250%, 01/25/2049	507,880	0.4
		4,008,046	3.2
	Isle of Man: 0.3%
400,000	AngloGold Ashanti Holdings PLC, 3.375%, 11/01/2028	361,402	0.3

	Kazakhstan: 0.5%
750,000 (1)	KazMunayGas National Co. JSC, 3.500%, 04/14/2033	626,250	0.5

	Luxembourg: 3.5%
850,000 (1)	Chile Electricity Lux MPC Sarl, 6.010%, 01/20/2033	862,750	0.7
1,200,000 (1)	CSN Resources SA, 8.875%, 12/05/2030	1,242,240	1.0
750,000 (1)	EIG Pearl Holdings Sarl, 4.387%, 11/30/2046	589,117	0.5
550,000 (1)	Greensaif Pipelines Bidco Sarl, 6.510%, 02/23/2042	573,891	0.5
950,000 (1)	Minerva Luxembourg SA, 8.875%, 09/13/2033	1,003,438	0.8
		4,271,436	3.5
	Malaysia: 1.1%
300,000	Petronas Capital Ltd., 2.480%, 01/28/2032	250,996	0.2
1,250,000 (1)	Petronas Capital Ltd., 4.800%, 04/21/2060	1,137,294	0.9
		1,388,290	1.1
	Mexico: 6.5%
750,000 (1)	Banco Nacional de Comercio Exterior SNC/Cayman Islands, 4.375%, 10/14/2025	737,109	0.6
600,000 (3)	Cemex SAB de CV, 5.125%, 12/31/2199	581,625	0.5
350,000 (1)(3)	Cemex SAB de CV, 9.125%, 12/31/2199	378,928	0.3
425,000 (1)	Comision Federal de Electricidad, 4.688%, 05/15/2029	400,828	0.3

See Accompanying Notes to Financial Statements

Voya VACS Series EMHCD Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Mexico: (continued)
1,000,000 (1)(5)	Comision Federal de Electricidad, 6.264%, 02/15/2052	$872,500	0.7
350,000	Petroleos Mexicanos, 5.500%, 06/27/2044	213,292	0.2
800,000	Petroleos Mexicanos, 6.500%, 03/13/2027	754,008	0.6
500,000	Petroleos Mexicanos, 6.500%, 01/23/2029	448,750	0.3
1,135,000	Petroleos Mexicanos, 6.700%, 02/16/2032	946,590	0.8
500,000	Petroleos Mexicanos, 6.750%, 09/21/2047	331,500	0.3
600,000	Petroleos Mexicanos, 6.950%, 01/28/2060	397,830	0.3
1,375,000	Petroleos Mexicanos, 10.000%, 02/07/2033	1,367,987	1.1
600,000 (1)(5)	Trust Fibra Uno, 7.375%, 02/13/2034	600,885	0.5
		8,031,832	6.5
	Oman: 1.0%
1,300,000 (1)	OQ SAOC, 5.125%, 05/06/2028	1,276,844	1.0

	Panama: 1.8%
540,152	AES Panama Generation Holdings SRL, 4.375%, 05/31/2030	471,958	0.4
1,075,000	Banco Nacional de Panama, 2.500%, 08/11/2030	839,844	0.7
1,200,000 (1)	Empresa de Transmision Electrica SA, 5.125%, 05/02/2049	874,500	0.7
		2,186,302	1.8
	Peru: 2.9%
1,175,000 (1)	Banco de Credito del Peru S.A., 5.850%, 01/11/2029	1,188,219	1.0
400,000 (1)	Corp Financiera de Desarrollo SA, 2.400%, 09/28/2027	358,700	0.3
1,050,000 (1)	Hunt Oil Co. of Peru LLC Sucursal Del Peru, 8.550%, 09/18/2033	1,122,660	0.9
250,000	Petroleos del Peru SA, 4.750%, 06/19/2032	196,250	0.2
1,000,000 (1)	Petroleos del Peru SA, 5.625%, 06/19/2047	668,500	0.5
		3,534,329	2.9
	Poland: 1.4%
875,000 (1)	Bank Gospodarstwa Krajowego, 5.375%, 05/22/2033	872,813	0.7
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Poland: (continued)
850,000 (1)	Bank Gospodarstwa Krajowego, 6.250%, 10/31/2028	$888,802	0.7
		1,761,615	1.4
	Qatar: 0.6%
1,000,000 (1)	QatarEnergy, 3.300%, 07/12/2051	709,375	0.6

	South Africa: 0.6%
800,000 (1)	Eskom Holdings SOC Ltd., 6.350%, 08/10/2028	769,000	0.6

	Tanzania: 0.4%
600,000	AngloGold Ashanti Holdings PLC, 3.750%, 10/01/2030	523,185	0.4

	Turkey: 0.5%
625,000 (1)	WE Soda Investments Holding PLC, 9.375%, 02/14/2031	643,319	0.5

	United Arab Emirates: 2.1%
550,000	DP World Crescent Ltd., 3.875%, 07/18/2029	517,859	0.4
254,832 (1)	Galaxy Pipeline Assets Bidco Ltd., 2.160%, 03/31/2034	220,111	0.2
583,200 (1)	Galaxy Pipeline Assets Bidco Ltd., 2.940%, 09/30/2040	469,864	0.4
975,000 (1)	MDGH GMTN RSC Ltd., 4.375%, 11/22/2033	930,516	0.8
400,000 (1)	MDGH GMTN RSC Ltd., 5.500%, 04/28/2033	414,966	0.3
		2,553,316	2.1
	Venezuela: 0.2%
1,000,000 (4)	Petroleos de Venezuela SA, 9.000%, 11/17/2021	105,000	0.1
1,750,000 (4)	Petroleos de Venezuela SA, 9.750%, 05/17/2035	196,000	0.1
		301,000	0.2
	Total Corporate Bonds/Notes (Cost $41,014,798)	41,752,328	33.7
	Total Long-Term Investments (Cost $111,806,881)	117,583,813	94.9

See Accompanying Notes to Financial Statements

Voya VACS Series EMHCD Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†	RA	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.3%
	Commercial Paper: 2.9%
500,000	Duke Energy Co., 9.670%, 04/04/2024	$499,472	0.4
1,000,000	Enbridge (US) Inc., 22.490%, 04/01/2024	999,386	0.8
1,000,000	HP, Inc., 11.050%, 04/03/2024	999,095	0.8
1,000,000	Sherwin-Williams Co., 22.060%, 04/01/2024	999,398	0.9
	Total Commercial Paper (Cost $3,499,471)	3,497,351	2.9
	Repurchase Agreements: 1.7%
1,000,000 (6)	Bank of America Inc., Repurchase Agreement dated 03/28/2024, 5.320%, due 04/01/2024 (Repurchase Amount $1,000,583, collateralized by various U.S. Government Securities, 0.000%-4.500%, Market Value plus accrued interest $1,020,000, due 10/15/26-08/15/35)	1,000,000	0.8
1,000,000 (6)	Daiwa Capital Markets America Inc., Repurchase Agreement dated 03/28/2024, 5.350%, due 04/01/2024 (Repurchase Amount $1,000,586, collateralized by various U.S. Government Securities, 0.000%-4.125%, Market Value plus accrued interest $1,020,000, due 06/11/24-02/15/42)	1,000,000	0.8
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
136,903 (6)	HSBC Securities (USA) Inc., Repurchase Agreement dated 03/28/2024, 5.320%, due 04/01/2024 (Repurchase Amount $136,983, collateralized by various U.S. Government Securities, 0.625%-4.000%, Market Value plus accrued interest $139,641, due 02/15/25-02/15/48)	$136,903	0.1
	Total Repurchase Agreements (Cost $2,136,903)	2,136,903	1.7
Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.7%
3,000 (7)	BlackRock Liquidity Funds, FedFund, Institutional Class, 5.200%	3,000	0.0
906,000 (7)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 5.220%	906,000	0.7
	Total Mutual Funds (Cost $909,000)	909,000	0.7
	Total Short-Term Investments (Cost $6,545,374)	6,543,254	5.3
	Total Investments in Securities (Cost $118,352,255)	$124,127,067	100.2
	Liabilities in Excess of Other Assets	(272,353)	(0.2)
	Net Assets	$123,854,714	100.0

See Accompanying Notes to Financial Statements

Voya VACS Series EMHCD Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rates shown reflect the current and next coupon rate as of March 31, 2024.
(3)	Variable rate security. Rate shown is the rate in effect as of March 31, 2024.
(4)	Defaulted security.
(5)	Security, or a portion of the security, is on loan.
(6)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(7)	Rate shown is the 7-day yield as of March 31, 2024.

Sector Diversification	Percentage of Net Assets
Sovereign Bonds	61.2%
Energy	14.7
Financial	5.5
Utilities	5.3
Basic Materials	3.9
Consumer, Non-cyclical	2.0
Industrial	1.8
Communications	0.5
Short-Term Investments	5.3
Liabilities in Excess of Other Assets	(0.2)
Net Assets	100.0%

Portfolio holdings are subject to change daily.

See Accompanying Notes to Financial Statements

Voya VACS Series EMHCD Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2024
Asset Table
Investments, at fair value
Sovereign Bonds	$—	$75,831,485	$—	$75,831,485
Corporate Bonds/Notes	—	41,752,328	—	41,752,328
Short-Term Investments	909,000	5,634,254	—	6,543,254
Total Investments, at fair value	$909,000	$123,218,067	$—	$124,127,067
Other Financial Instruments+
Futures	83,565	—	—	83,565
Total Assets	$992,565	$123,218,067	$—	$124,210,632
Liabilities Table
Other Financial Instruments+
Futures	$(82,434)	$—	$—	$(82,434)
Total Liabilities	$(82,434)	$—	$—	$(82,434)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At March 31, 2024, the following futures contracts were outstanding for Voya VACS Series EMHCD Fund:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
U.S. Treasury 2-Year Note	25	06/28/24	$5,112,110	$(1,585)
U.S. Treasury 5-Year Note	82	06/28/24	8,775,281	16,769
U.S. Treasury Long Bond	8	06/18/24	963,500	14,670
U.S. Treasury Ultra Long Bond	25	06/18/24	3,225,000	52,126
			$18,075,891	$81,980
Short Contracts:
U.S. Treasury 10-Year Note	(29)	06/18/24	(3,213,110)	(11,252)
U.S. Treasury Ultra 10-Year Note	(115)	06/18/24	(13,180,078)	(69,597)
			$(16,393,188)	$(80,849)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of March 31, 2024 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Variation margin receivable on futures contracts*	$83,565
Total Asset Derivatives		$83,565

Liability Derivatives
Interest rate contracts	Variation margin payable on futures contracts*	$82,434
Total Liability Derivatives		$82,434

*	The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the tables within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

See Accompanying Notes to Financial Statements

Voya VACS Series EMHCD Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2024 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$76,890
Total	$76,890

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$300,535
Total	$300,535

At March 31, 2024, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $118,367,208.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$6,565,622
Gross Unrealized Depreciation	(804,254)
Net Unrealized Appreciation	$5,761,368

See Accompanying Notes to Financial Statements

Voya VACS Series HYB Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 93.4%
	Basic Materials: 6.6%
290,000 (1)	Arsenal AIC Parent LLC, 8.000%, 10/01/2030	$304,829	0.2
445,000	ATI, Inc., 7.250%, 08/15/2030	460,463	0.4
300,000 (1)	Axalta Coating Systems Dutch Holding B BV, 7.250%, 02/15/2031	312,437	0.2
150,000 (1)	Axalta Coating Systems LLC, 3.375%, 02/15/2029	134,366	0.1
395,000 (1)	Cleveland-Cliffs, Inc., 4.625%, 03/01/2029	368,659	0.3
165,000 (1)	Cleveland-Cliffs, Inc., 4.875%, 03/01/2031	150,213	0.1
380,000 (1)	Coeur Mining, Inc., 5.125%, 02/15/2029	361,423	0.3
368,000 (1)	Constellium SE, 5.625%, 06/15/2028	358,178	0.3
245,000 (1)	First Quantum Minerals Ltd., 6.875%, 10/15/2027	234,220	0.2
490,000 (1)	Hudbay Minerals, Inc., 4.500%, 04/01/2026	475,110	0.4
390,000 (1)	Illuminate Buyer LLC /Illuminate Holdings IV, Inc., 9.000%, 07/01/2028	385,208	0.3
436,000 (1)	INEOS Quattro Finance 2 PLC, 3.375%, 01/15/2026	416,455	0.3
454,000 (1)(2)	Iris Holdings, Inc., 8.750% (PIK Rate 9.500%, Cash Rate 8.750%), 02/15/2026	390,440	0.3
225,000 (1)	LSF11 A5 HoldCo LLC, 6.625%, 10/15/2029	202,987	0.2
415,000 (1)	Mativ Holdings, Inc., 6.875%, 10/01/2026	413,432	0.3
285,000 (1)	NOVA Chemicals Corp., 8.500%, 11/15/2028	303,701	0.2
65,000 (1)	Novelis Corp., 3.250%, 11/15/2026	60,633	0.0
350,000 (1)	Novelis Corp., 3.875%, 08/15/2031	301,014	0.2
135,000 (1)	Novelis Corp., 4.750%, 01/30/2030	124,667	0.1
375,000 (1)	Nufarm Australia Ltd. / Nufarm Americas, Inc., 5.000%, 01/27/2030	344,336	0.3
200,000 (1)	Olympus Water US Holding Corp., 4.250%, 10/01/2028	181,673	0.1
205,000 (1)	Olympus Water US Holding Corp., 6.250%, 10/01/2029	187,847	0.1
200,000 (1)	Olympus Water US Holding Corp., 7.125%, 10/01/2027	202,220	0.2
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Basic Materials: (continued)
480,000 (1)	SPCM SA, 3.125%, 03/15/2027	$444,614	0.4
465,000 (1)	Taseko Mines Ltd., 7.000%, 02/15/2026	467,381	0.4
490,000 (1)	Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc., 5.125%, 04/01/2029	142,644	0.1
375,000 (1)	Tronox, Inc., 4.625%, 03/15/2029	336,820	0.3
445,000 (1)	WR Grace Holdings LLC, 5.625%, 08/15/2029	398,689	0.3
		8,464,659	6.6

	Communications: 11.8%
600,000 (1)	Altice Financing SA, 5.750%, 08/15/2029	481,333	0.4
577,000 (1)	Altice France SA/France, 5.500%, 10/15/2029	392,238	0.3
245,000 (1)	Altice France SA/France, 8.125%, 02/01/2027	191,722	0.1
355,000 (1)	Beasley Mezzanine Holdings LLC, 8.625%, 02/01/2026	212,235	0.2
600,000	CCO Holdings LLC / CCO Holdings Capital Corp., 4.500%, 05/01/2032	482,550	0.4
505,000 (1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.000%, 02/01/2028	470,438	0.4
485,000 (1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/2027	462,412	0.4
180,000 (1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.500%, 05/01/2026	177,365	0.1
440,000 (1)	Connect Finco Sarl / Connect US Finco LLC, 6.750%, 10/01/2026	431,620	0.3
900,000 (1)	CSC Holdings LLC, 5.750%, 01/15/2030	477,151	0.4
600,000 (1)	CSC Holdings LLC, 11.250%, 05/15/2028	595,082	0.5
530,000 (1)	Directv Financing LLC / Directv Financing Co-Obligor, Inc., 5.875%, 08/15/2027	501,730	0.4
465,000	DISH DBS Corp., 5.125%, 06/01/2029	194,334	0.1
282,000 (1)	DISH DBS Corp., 5.750%, 12/01/2028	194,335	0.1
325,000	DISH DBS Corp., 7.375%, 07/01/2028	156,743	0.1

See Accompanying Notes to Financial Statements

Voya VACS Series HYB Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications: (continued)
550,000 (1)	DISH Network Corp., 11.750%, 11/15/2027	$562,051	0.4
370,000 (1)	GCI LLC, 4.750%, 10/15/2028	339,594	0.3
610,000 (1)	Gray Escrow II, Inc., 5.375%, 11/15/2031	400,571	0.3
340,000 (1)	Gray Television, Inc., 7.000%, 05/15/2027	316,490	0.2
585,000 (1)	Level 3 Financing, Inc., 3.750%, 07/15/2029	263,250	0.2
335,000 (1)	Level 3 Financing, Inc., 10.500%, 05/15/2030	344,213	0.3
610,000 (1)	Match Group Holdings II LLC, 4.625%, 06/01/2028	576,101	0.4
385,000 (1)	McGraw-Hill Education, Inc., 8.000%, 08/01/2029	362,242	0.3
319,000 (3)	Paramount Global, 6.250%, 02/28/2057	280,813	0.2
770,000 (1)	Scripps Escrow, Inc., 5.875%, 07/15/2027	644,940	0.5
390,000 (1)	Sinclair Television Group, Inc., 4.125%, 12/01/2030	284,380	0.2
155,000 (1)	Sirius XM Radio, Inc., 3.125%, 09/01/2026	145,316	0.1
1,035,000 (1)	Sirius XM Radio, Inc., 5.000%, 08/01/2027	996,439	0.8
435,000 (1)	Stagwell Global LLC, 5.625%, 08/15/2029	395,385	0.3
200,000	Telecom Italia Capital SA, 6.000%, 09/30/2034	183,072	0.1
220,000	Telecom Italia Capital SA, 6.375%, 11/15/2033	208,299	0.2
200,000 (1)	Telecom Italia SpA/Milano, 5.303%, 05/30/2024	199,049	0.2
230,000 (1)	Uber Technologies, Inc., 4.500%, 08/15/2029	218,659	0.2
335,000 (1)	Uber Technologies, Inc., 8.000%, 11/01/2026	339,264	0.3
180,000 (1)	Univision Communications, Inc., 4.500%, 05/01/2029	161,016	0.1
620,000 (1)	Univision Communications, Inc., 6.625%, 06/01/2027	606,930	0.5
200,000 (1)	Univision Communications, Inc., 8.000%, 08/15/2028	203,884	0.2
275,000 (1)	Viasat, Inc., 6.500%, 07/15/2028	212,622	0.2
215,000 (1)	Viasat, Inc., 7.500%, 05/30/2031	156,055	0.1
360,000 (1)	Viavi Solutions, Inc., 3.750%, 10/01/2029	309,239	0.2
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications: (continued)
651,000 (1)	Virgin Media Vendor Financing Notes IV DAC, 5.000%, 07/15/2028	$597,863	0.5
417,000 (1)	Vmed O2 UK Financing I PLC, 4.750%, 07/15/2031	359,812	0.3
		15,088,837	11.8

	Consumer, Cyclical: 19.9%
220,000 (1)	1011778 BC ULC / New Red Finance, Inc., 3.500%, 02/15/2029	201,112	0.2
475,000 (1)	1011778 BC ULC / New Red Finance, Inc., 4.000%, 10/15/2030	423,568	0.3
315,000 (1)	Adient Global Holdings Ltd., 4.875%, 08/15/2026	307,324	0.2
235,000 (1)(4)	Adient Global Holdings Ltd., 8.250%, 04/15/2031	248,169	0.2
160,000 (1)	Allison Transmission, Inc., 3.750%, 01/30/2031	139,753	0.1
350,000 (1)(4)	Allison Transmission, Inc., 5.875%, 06/01/2029	346,856	0.3
300,000 (1)	Amer Sports Co., 6.750%, 02/16/2031	299,250	0.2
440,000 (1)(4)	American Airlines, Inc., 7.250%, 02/15/2028	447,183	0.4
93,750 (1)	American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.500%, 04/20/2026	93,170	0.1
310,000 (1)	Arko Corp., 5.125%, 11/15/2029	256,910	0.2
315,000	Asbury Automotive Group, Inc., 4.500%, 03/01/2028	300,200	0.2
266,000	Asbury Automotive Group, Inc., 4.750%, 03/01/2030	245,221	0.2
380,000 (1)	Ashton Woods USA LLC / Ashton Woods Finance Co., 4.625%, 08/01/2029	350,920	0.3
300,000 (1)	Banijay Entertainment SASU, 8.125%, 05/01/2029	309,657	0.2
390,000	Bath & Body Works, Inc., 6.750%, 07/01/2036	394,216	0.3
93,000 (1)	Bath & Body Works, Inc., 9.375%, 07/01/2025	97,109	0.1
310,000 (1)	Brinker International, Inc., 5.000%, 10/01/2024	307,850	0.2

See Accompanying Notes to Financial Statements

Voya VACS Series HYB Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical: (continued)
485,000 (1)	Caesars Entertainment, Inc., 4.625%, 10/15/2029	$442,645	0.3
355,000 (1)	Caesars Entertainment, Inc., 7.000%, 02/15/2030	364,624	0.3
300,000 (1)	Carnival Corp., 4.000%, 08/01/2028	279,000	0.2
635,000 (1)(4)	Carnival Corp., 6.000%, 05/01/2029	626,958	0.5
440,000 (1)	CCM Merger, Inc., 6.375%, 05/01/2026	439,968	0.3
160,000	Delta Air Lines, Inc., 7.375%, 01/15/2026	165,123	0.1
295,000 (1)	Dream Finders Homes, Inc., 8.250%, 08/15/2028	308,228	0.2
385,000	Ford Motor Credit Co. LLC, 2.700%, 08/10/2026	359,000	0.3
275,000	Ford Motor Credit Co. LLC, 4.542%, 08/01/2026	267,061	0.2
310,000 (1)	Foundation Building Materials, Inc., 6.000%, 03/01/2029	285,395	0.2
103,000 (1)	Gap, Inc., 3.625%, 10/01/2029	90,327	0.1
347,000 (1)	Gap, Inc., 3.875%, 10/01/2031	293,883	0.2
225,000 (1)	Golden Entertainment, Inc., 7.625%, 04/15/2026	225,167	0.2
395,000 (1)	Hilton Domestic Operating Co., Inc., 4.000%, 05/01/2031	353,423	0.3
436,000 (1)	Installed Building Products, Inc., 5.750%, 02/01/2028	425,992	0.3
435,000 (1)	Interface, Inc., 5.500%, 12/01/2028	415,061	0.3
657,000 (1)	International Game Technology PLC, 5.250%, 01/15/2029	635,321	0.5
550,000 (1)	LCM Investments Holdings II LLC, 4.875%, 05/01/2029	506,084	0.4
355,000 (1)	Lithia Motors, Inc., 4.375%, 01/15/2031	318,290	0.2
130,000	M/I Homes, Inc., 3.950%, 02/15/2030	117,008	0.1
310,000	M/I Homes, Inc., 4.950%, 02/01/2028	295,957	0.2
170,000	Macy’s Retail Holdings LLC, 4.500%, 12/15/2034	149,833	0.1
255,000 (1)	Macy’s Retail Holdings LLC, 6.125%, 03/15/2032	247,432	0.2
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical: (continued)
208,000 (1)	Melco Resorts Finance Ltd., 5.250%, 04/26/2026	$200,850	0.2
472,000 (1)	Melco Resorts Finance Ltd., 5.375%, 12/04/2029	431,295	0.3
230,000 (4)	MGM Resorts International, 4.625%, 09/01/2026	225,160	0.2
225,000	MGM Resorts International, 4.750%, 10/15/2028	214,214	0.2
110,000	MGM Resorts International, 6.500%, 04/15/2032	109,726	0.1
655,000 (1)	Michaels Cos., Inc., 5.250%, 05/01/2028	558,708	0.4
375,000	Murphy Oil USA, Inc., 4.750%, 09/15/2029	355,953	0.3
125,000	Murphy Oil USA, Inc., 5.625%, 05/01/2027	123,932	0.1
130,000 (1)	NCL Corp. Ltd., 7.750%, 02/15/2029	135,095	0.1
85,000 (1)	NCL Corp. Ltd., 8.375%, 02/01/2028	89,849	0.1
270,000 (1)	NCL Finance Ltd., 6.125%, 03/15/2028	266,864	0.2
400,000 (1)	Raising Cane’s Restaurants LLC, 9.375%, 05/01/2029	432,796	0.3
270,000 (1)	Ritchie Bros Holdings, Inc., 7.750%, 03/15/2031	282,823	0.2
1,115,000 (1)	Royal Caribbean Cruises Ltd., 5.375%, 07/15/2027	1,099,995	0.9
105,000 (1)	Royal Caribbean Cruises Ltd., 6.250%, 03/15/2032	105,902	0.1
345,000	Sally Holdings LLC / Sally Capital, Inc., 6.750%, 03/01/2032	342,593	0.3
500,000	Sands China Ltd., 5.125%, 08/08/2025	493,425	0.4
375,000 (1)	Scientific Games Holdings L.P./Scientific Games US FinCo, Inc., 6.625%, 03/01/2030	362,811	0.3
455,000 (1)	Scientific Games International, Inc., 7.000%, 05/15/2028	458,637	0.4
145,000 (1)	SRS Distribution, Inc., 6.000%, 12/01/2029	148,275	0.1
360,000 (1)	SRS Distribution, Inc., 6.125%, 07/01/2029	367,496	0.3
610,000 (1)	Staples, Inc., 7.500%, 04/15/2026	595,931	0.5
235,000 (1)	Staples, Inc., 10.750%, 04/15/2027	223,593	0.2

See Accompanying Notes to Financial Statements

Voya VACS Series HYB Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical: (continued)
530,000 (1)	Station Casinos LLC, 4.500%, 02/15/2028	$499,644	0.4
275,000 (1)	STL Holding Co. LLC, 8.750%, 02/15/2029	282,495	0.2
375,000 (1)	Taylor Morrison Communities, Inc., 5.125%, 08/01/2030	358,487	0.3
351,000 (1)	Tempur Sealy International, Inc., 3.875%, 10/15/2031	298,415	0.2
69,000 (1)	Tempur Sealy International, Inc., 4.000%, 04/15/2029	62,681	0.0
405,000	United Airlines Holdings, Inc., 4.875%, 01/15/2025	402,023	0.3
220,000 (1)	United Airlines, Inc., 4.375%, 04/15/2026	212,831	0.2
750,000 (1)	Viking Cruises Ltd., 5.875%, 09/15/2027	736,361	0.6
410,000 (1)	VistaJet Malta Finance PLC / Vista Management Holding, Inc., 6.375%, 02/01/2030	302,770	0.2
385,000	Walgreens Boots Alliance, Inc., 4.800%, 11/18/2044	324,273	0.3
390,000 (1)	White Cap Buyer LLC, 6.875%, 10/15/2028	382,983	0.3
460,000 (1)	William Carter Co., 5.625%, 03/15/2027	457,189	0.4
545,000 (1)	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.250%, 05/15/2027	534,129	0.4
200,000 (1)	ZF North America Capital, Inc., 4.750%, 04/29/2025	197,658	0.2
330,000 (1)	ZF North America Capital, Inc., 6.875%, 04/14/2028	342,598	0.3
		25,400,708	19.9

	Consumer, Non-cyclical: 18.3%
395,000 (1)	1375209 BC Ltd., 9.000%, 01/30/2028	387,530	0.3
490,000 (1)	Acadia Healthcare Co., Inc., 5.500%, 07/01/2028	477,530	0.4
495,000 (1)	ADT Security Corp., 4.125%, 08/01/2029	453,968	0.4
300,000 (1)	AHP Health Partners, Inc., 5.750%, 07/15/2029	274,485	0.2
285,000 (1)	Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 3.500%, 03/15/2029	256,072	0.2

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical: (continued)
180,000 (1)	Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 4.875%, 02/15/2030	$171,375	0.1
330,000 (1)	Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 5.875%, 02/15/2028	326,943	0.3
750,000 (1)	Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl, 4.625%, 06/01/2028	684,458	0.5
465,000 (1)	Alta Equipment Group, Inc., 5.625%, 04/15/2026	455,756	0.4
205,000 (1)	APi Group DE, Inc., 4.125%, 07/15/2029	184,900	0.1
240,000 (1)	APi Group DE, Inc., 4.750%, 10/15/2029	221,427	0.2
385,000 (1)	Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 8.000%, 02/15/2031	384,665	0.3
505,000	B&G Foods, Inc., 5.250%, 09/15/2027	472,352	0.4
440,000 (1)	Bausch Health Cos., Inc., 4.875%, 06/01/2028	240,539	0.2
325,000 (1)	Bausch Health Cos., Inc., 6.125%, 02/01/2027	202,815	0.2
375,000	Bausch Lomb, 8.563%, 05/05/2027	371,786	0.3
430,000 (1)	BellRing Brands, Inc., 7.000%, 03/15/2030	443,430	0.3
509,000 (1)	Cheplapharm Arzneimittel GmbH, 5.500%, 01/15/2028	485,521	0.4
250,000 (1)	Chobani LLC / Chobani Finance Corp., Inc., 7.625%, 07/01/2029	253,750	0.2
255,000 (1)	CHS/Community Health Systems, Inc., 4.750%, 02/15/2031	197,026	0.2
395,000 (1)	CHS/Community Health Systems, Inc., 5.250%, 05/15/2030	322,431	0.2
335,000 (1)	CHS/Community Health Systems, Inc., 5.625%, 03/15/2027	308,689	0.2
365,000	Cimpress PLC, 7.000%, 06/15/2026	365,620	0.3
480,000 (1)	CPI CG, Inc., 8.625%, 03/15/2026	478,650	0.4
160,000 (1)	DaVita, Inc., 3.750%, 02/15/2031	134,100	0.1

See Accompanying Notes to Financial Statements

Voya VACS Series HYB Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical: (continued)
605,000 (1)	DaVita, Inc., 4.625%, 06/01/2030	$542,046	0.4
550,000	Encompass Health Corp., 4.750%, 02/01/2030	515,698	0.4
410,000 (1)	Fiesta Purchaser, Inc., 7.875%, 03/01/2031	423,723	0.3
195,000 (1)	Garda World Security Corp., 6.000%, 06/01/2029	174,768	0.1
377,000 (1)	Graham Holdings Co., 5.750%, 06/01/2026	373,614	0.3
200,000 (1)	IQVIA, Inc., 5.000%, 10/15/2026	195,854	0.1
200,000 (1)	IQVIA, Inc., 6.500%, 05/15/2030	204,353	0.2
466,000 (1)	Jazz Securities DAC, 4.375%, 01/15/2029	434,460	0.3
383,000 (1)	Legends Hospitality Holding Co LLC / Legends Hospitality Co-Issuer, Inc., 5.000%, 02/01/2026	379,676	0.3
455,000 (1)	Medline Borrower L.P., 3.875%, 04/01/2029	414,442	0.3
400,000 (1)	Medline Borrower L.P., 5.250%, 10/01/2029	378,373	0.3
345,000 (1)(4)	ModivCare, Inc., 5.875%, 11/15/2025	336,298	0.3
282,000 (1)	MPH Acquisition Holdings LLC, 5.750%, 11/01/2028	222,686	0.2
430,000 (1)	NESCO Holdings II, Inc., 5.500%, 04/15/2029	407,303	0.3
264,000	New Albertsons L.P., 7.450%, 08/01/2029	276,556	0.2
614,000 (1)	Organon & Co / Organon Foreign Debt Co-Issuer BV, 5.125%, 04/30/2031	546,360	0.4
415,000 (1)	Owens & Minor, Inc., 6.625%, 04/01/2030	412,244	0.3
200,000	Perrigo Finance Unlimited Co., 4.375%, 03/15/2026	194,746	0.1
300,000	Perrigo Finance Unlimited Co., 4.650%, 06/15/2030	276,032	0.2
390,000 (1)	Post Holdings, Inc., 4.625%, 04/15/2030	358,317	0.3
600,000 (1)	Post Holdings, Inc., 5.625%, 01/15/2028	589,974	0.5
300,000 (1)	Prestige Brands, Inc., 3.750%, 04/01/2031	261,466	0.2
690,000 (1)	Prime Security Services Borrower LLC / Prime Finance, Inc., 6.250%, 01/15/2028	676,444	0.5
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical: (continued)
415,000 (1)	Primo Water Holdings, Inc., 4.375%, 04/30/2029	$382,022	0.3
385,000 (1)	Select Medical Corp., 6.250%, 08/15/2026	386,021	0.3
380,000 (1)	Simmons Foods, Inc./Simmons Prepared Foods,, Inc. ./Simmons Pet Food,, Inc../Simmons Feed, 4.625%, 03/01/2029	336,188	0.3
345,000 (1)	Teleflex, Inc., 4.250%, 06/01/2028	324,019	0.3
350,000	Tenet Healthcare Corp., 4.250%, 06/01/2029	325,657	0.3
380,000	Tenet Healthcare Corp., 5.125%, 11/01/2027	371,975	0.3
580,000	Tenet Healthcare Corp., 6.125%, 10/01/2028	578,406	0.4
570,000	Tenet Healthcare Corp., 6.125%, 06/15/2030	569,405	0.4
393,000	Teva Pharmaceutical Finance Netherlands III BV, 4.750%, 05/09/2027	379,497	0.3
431,000 (1)	Triton Water Holdings, Inc., 6.250%, 04/01/2029	392,973	0.3
155,000	United Rentals North America, Inc., 3.750%, 01/15/2032	135,473	0.1
310,000	United Rentals North America, Inc., 4.875%, 01/15/2028	301,925	0.2
100,000	United Rentals North America, Inc., 5.250%, 01/15/2030	97,621	0.1
70,000	United Rentals North America, Inc., 5.500%, 05/15/2027	69,853	0.1
350,000 (1)	Varex Imaging Corp., 7.875%, 10/15/2027	355,658	0.3
340,000 (1)	VT Topco, Inc., 8.500%, 08/15/2030	359,224	0.3
305,000 (1)	Wand NewCo 3, Inc., 7.625%, 01/30/2032	315,695	0.2
210,000 (1)	Williams Scotsman International, Inc., 4.625%, 08/15/2028	198,845	0.2
340,000 (1)	Williams Scotsman International, Inc., 6.125%, 06/15/2025	338,683	0.3
		23,370,391	18.3

	Energy: 11.8%
290,000 (1)	Antero Midstream Partners L.P. / Antero Midstream Finance Corp., 5.375%, 06/15/2029	279,155	0.2

See Accompanying Notes to Financial Statements

Voya VACS Series HYB Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy: (continued)
350,000 (1)	Antero Midstream Partners L.P. / Antero Midstream Finance Corp., 5.750%, 03/01/2027	$345,849	0.3
230,000 (1)	Antero Resources Corp., 5.375%, 03/01/2030	221,090	0.2
365,000 (1)	Archrock Partners L.P. / Archrock Partners Finance Corp., 6.250%, 04/01/2028	361,373	0.3
135,000 (1)	Archrock Partners L.P. / Archrock Partners Finance Corp., 6.875%, 04/01/2027	135,498	0.1
465,000 (1)	Ascent Resources Utica Holdings LLC / ARU Finance Corp., 5.875%, 06/30/2029	443,773	0.3
105,000 (1)	Baytex Energy Corp., 7.375%, 03/15/2032	106,145	0.1
430,000 (1)	Baytex Energy Corp., 8.500%, 04/30/2030	449,381	0.3
486,000 (1)	Chord Energy Corp., 6.375%, 06/01/2026	488,387	0.4
275,000 (1)	CNX Midstream Partners L.P., 4.750%, 04/15/2030	245,332	0.2
540,000 (1)	Crescent Energy Finance LLC, 7.250%, 05/01/2026	550,731	0.4
295,000 (1)	Crescent Energy Finance LLC, 7.625%, 04/01/2032	297,484	0.2
270,000 (1)	Delek Logistics Partners L.P. / Delek Logistics Finance Corp., 7.125%, 06/01/2028	263,603	0.2
315,000 (1)	Delek Logistics Partners L.P. / Delek Logistics Finance Corp., 8.625%, 03/15/2029	321,879	0.2
150,000 (1)	DT Midstream, Inc., 4.125%, 06/15/2029	138,036	0.1
265,000 (1)	DT Midstream, Inc., 4.375%, 06/15/2031	240,186	0.2
445,000 (1)	Earthstone Energy Holdings LLC, 8.000%, 04/15/2027	458,647	0.4
500,000 (1)	Encino Acquisition Partners Holdings LLC, 8.500%, 05/01/2028	505,798	0.4
390,000 (1)	Enerflex Ltd., 9.000%, 10/15/2027	401,001	0.3
125,000	EnLink Midstream Partners L.P., 4.150%, 06/01/2025	122,353	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy: (continued)
225,000 (1)	EQM Midstream Partners L.P., 6.000%, 07/01/2025	$225,459	0.2
245,000 (1)	Global Partners L.P. / GLP Finance Corp., 8.250%, 01/15/2032	254,233	0.2
240,000 (1)	Hilcorp Energy I L.P. / Hilcorp Finance Co., 5.750%, 02/01/2029	233,981	0.2
255,000 (1)	Hilcorp Energy I L.P. / Hilcorp Finance Co., 6.000%, 04/15/2030	249,910	0.2
255,000 (1)	Hilcorp Energy I L.P. / Hilcorp Finance Co., 6.000%, 02/01/2031	248,898	0.2
445,000 (1)	Kinetik Holdings L.P., 5.875%, 06/15/2030	435,680	0.3
340,000 (1)	Kodiak Gas Services LLC, 7.250%, 02/15/2029	346,546	0.3
105,000 (1)	Matador Resources Co., 6.500%, 04/15/2032	105,259	0.1
525,000 (1)	Matador Resources Co., 6.875%, 04/15/2028	537,508	0.4
355,000 (1)	Moss Creek Resources Holdings, Inc., 7.500%, 01/15/2026	354,856	0.3
425,000	Murphy Oil Corp., 6.375%, 07/15/2028	428,142	0.3
315,000 (1)	NGL Energy Operating LLC / NGL Energy Finance Corp., 8.125%, 02/15/2029	322,824	0.3
210,000 (1)	NGL Energy Operating LLC / NGL Energy Finance Corp., 8.375%, 02/15/2032	215,412	0.2
415,000	Occidental Petroleum Corp., 5.500%, 12/01/2025	415,023	0.3
485,000 (1)	Permian Resources Operating LLC, 5.875%, 07/01/2029	477,311	0.4
570,000	Southwestern Energy Co., 5.375%, 02/01/2029	554,114	0.4
75,000	Southwestern Energy Co., 5.700%, 01/23/2025	74,698	0.1
170,000 (4)	Sunoco L.P. / Sunoco Finance Corp., 4.500%, 05/15/2029	158,173	0.1
390,000	Sunoco L.P. / Sunoco Finance Corp., 4.500%, 04/30/2030	357,478	0.3
165,000 (1)	Talos Production, Inc., 9.000%, 02/01/2029	175,349	0.1
210,000 (1)	Talos Production, Inc., 9.375%, 02/01/2031	224,036	0.2

See Accompanying Notes to Financial Statements

Voya VACS Series HYB Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy: (continued)
243,000 (1)	Transocean Poseidon Ltd., 6.875%, 02/01/2027	$243,438	0.2
55,000 (1)	Transocean Titan Financing Ltd., 8.375%, 02/01/2028	57,451	0.0
305,000 (1)	Transocean, Inc., 7.500%, 01/15/2026	304,088	0.2
445,000 (1)	Venture Global Calcasieu Pass LLC, 4.125%, 08/15/2031	396,030	0.3
505,000 (1)	Venture Global LNG, Inc., 8.125%, 06/01/2028	515,510	0.4
450,000 (1)	Venture Global LNG, Inc., 8.375%, 06/01/2031	464,352	0.4
340,000 (1)	Venture Global LNG, Inc., 9.500%, 02/01/2029	366,686	0.3
		15,118,146	11.8

	Financial: 7.0%
190,000 (1)	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer, 7.000%, 01/15/2031	192,047	0.1
245,000	Ally Financial, Inc., 5.750%, 11/20/2025	243,348	0.2
200,000	Ally Financial, Inc., 6.700%, 02/14/2033	202,252	0.2
55,000 (1)	AmWINS Group, Inc., 6.375%, 02/15/2029	55,331	0.0
200,000 (1)	Ardonagh Finco Ltd., 7.750%, 02/15/2031	199,301	0.2
200,000 (1)	Ardonagh Group Finance Ltd., 8.875%, 02/15/2032	197,682	0.2
450,000 (1)	Aretec Escrow Issuer, Inc., 7.500%, 04/01/2029	428,899	0.3
485,000 (1)	BroadStreet Partners, Inc., 5.875%, 04/15/2029	449,362	0.4
393,000 (1)	Burford Capital Global Finance LLC, 6.875%, 04/15/2030	386,260	0.3
265,000 (1)	Freedom Mortgage Corp., 6.625%, 01/15/2027	257,354	0.2
250,000 (1)	Freedom Mortgage Corp., 12.250%, 10/01/2030	275,206	0.2
410,000 (1)	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 4.750%, 06/15/2029	373,071	0.3
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
160,000 (1)	Macquarie Airfinance Holdings Ltd., 6.400%, 03/26/2029	$162,650	0.1
214,000 (1)	Midcap Financial Issuer Trust, 5.625%, 01/15/2030	184,690	0.1
380,000 (1)	Midcap Financial Issuer Trust, 6.500%, 05/01/2028	350,906	0.3
360,000	MPT Operating Partnership L.P. / MPT Finance Corp., 4.625%, 08/01/2029	276,602	0.2
420,000 (4)	MPT Operating Partnership L.P. / MPT Finance Corp., 5.000%, 10/15/2027	352,181	0.3
275,000 (1)	Nationstar Mortgage Holdings, Inc., 5.000%, 02/01/2026	269,344	0.2
505,000 (1)	Nationstar Mortgage Holdings, Inc., 5.125%, 12/15/2030	458,621	0.4
290,000 (4)	Navient Corp., 4.875%, 03/15/2028	270,560	0.2
185,000	Navient Corp., 5.000%, 03/15/2027	177,369	0.1
130,000	Navient Corp., 6.750%, 06/25/2025	131,083	0.1
200,000	OneMain Finance Corp., 4.000%, 09/15/2030	171,356	0.1
470,000 (4)	OneMain Finance Corp., 5.375%, 11/15/2029	442,281	0.3
160,000	OneMain Finance Corp., 7.125%, 03/15/2026	163,011	0.1
450,000 (1)	Panther Escrow Issuer LLC, 7.125%, 06/01/2031	457,880	0.4
280,000 (1)	PRA Group, Inc., 5.000%, 10/01/2029	236,220	0.2
110,000 (1)	RHP Hotel Properties L.P. / RHP Finance Corp., 6.500%, 04/01/2032	110,440	0.1
500,000 (1)	RHP Hotel Properties L.P. / RHP Finance Corp., 7.250%, 07/15/2028	515,560	0.4
95,000 (1)	RLJ Lodging Trust L.P., 3.750%, 07/01/2026	90,537	0.1
540,000 (1)	United Wholesale Mortgage LLC, 5.750%, 06/15/2027	525,511	0.4
350,000 (1)	XHR L.P., 4.875%, 06/01/2029	324,301	0.3

See Accompanying Notes to Financial Statements

Voya VACS Series HYB Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
65,000 (1)	XHR L.P., 6.375%, 08/15/2025	$65,132	0.0
		8,996,348	7.0

	Industrial: 12.9%
365,000 (1)	AAR Escrow Issuer LLC, 6.750%, 03/15/2029	368,265	0.3
310,000 (1)	AmeriTex HoldCo Intermediate LLC, 10.250%, 10/15/2028	333,221	0.3
485,000 (1)(2)	ARD Finance SA, 6.500% (PIK Rate 7.250%, Cash Rate 6.500%), 06/30/2027	162,809	0.1
525,000 (1)	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 5.250%, 08/15/2027	331,314	0.3
350,000	Ball Corp., 3.125%, 09/15/2031	297,816	0.2
195,000	Ball Corp., 6.875%, 03/15/2028	200,328	0.2
80,000 (1)	Bombardier, Inc., 7.250%, 07/01/2031	80,263	0.1
270,000 (1)	Bombardier, Inc., 7.500%, 02/01/2029	278,331	0.2
297,000 (1)	Bombardier, Inc., 7.875%, 04/15/2027	297,393	0.2
115,000 (1)	Bombardier, Inc., 8.750%, 11/15/2030	122,938	0.1
420,000 (1)	Brundage-Bone Concrete Pumping Holdings, Inc., 6.000%, 02/01/2026	415,184	0.3
505,000 (1)	Builders FirstSource, Inc., 5.000%, 03/01/2030	482,254	0.4
65,000 (1)	Cascades, Inc. / Cascades USA, Inc., 5.125%, 01/15/2026	63,768	0.0
423,000 (1)	Cascades, Inc. / Cascades USA, Inc., 5.375%, 01/15/2028	406,703	0.3
445,000 (1)	Chart Industries, Inc., 7.500%, 01/01/2030	462,665	0.4
395,000 (1)	Clean Harbors, Inc., 6.375%, 02/01/2031	398,323	0.3
435,000 (1)	Clydesdale Acquisition Holdings, Inc., 8.750%, 04/15/2030	427,859	0.3
505,000 (1)	Emerald Debt Merger Sub LLC, 6.625%, 12/15/2030	510,476	0.4
575,000 (1)	Energizer Holdings, Inc., 4.750%, 06/15/2028	533,108	0.4
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial: (continued)
554,000 (1)	Fortress Transportation and Infrastructure Investors LLC, 5.500%, 05/01/2028	$537,379	0.4
140,000 (1)	Fortress Transportation and Infrastructure Investors LLC, 6.500%, 10/01/2025	139,898	0.1
460,000 (1)	GFL Environmental, Inc., 4.000%, 08/01/2028	424,531	0.3
125,000 (1)	GFL Environmental, Inc., 4.250%, 06/01/2025	123,047	0.1
270,000 (1)	GFL Environmental, Inc., 4.375%, 08/15/2029	248,989	0.2
190,000 (1)	Global Infrastructure Solutions, Inc., 5.625%, 06/01/2029	174,417	0.1
196,000 (1)	Global Infrastructure Solutions, Inc., 7.500%, 04/15/2032	191,894	0.1
475,000 (1)	Graham Packaging Co., Inc., 7.125%, 08/15/2028	431,228	0.3
550,000 (1)	Imola Merger Corp., 4.750%, 05/15/2029	516,195	0.4
225,000 (1)(2)	Intelligent Packaging Holdco Issuer L.P., 9.000% (PIK Rate 9.750%, Cash Rate 9.000%), 01/15/2026	213,477	0.2
355,000 (1)	Intelligent Packaging Ltd. Finco, Inc. / Intelligent Packaging Ltd. Co-Issuer LLC, 6.000%, 09/15/2028	337,574	0.3
340,000 (1)	Maxim Crane Works Holdings Capital LLC, 11.500%, 09/01/2028	369,053	0.3
455,000 (1)	New Enterprise Stone & Lime Co., Inc., 9.750%, 07/15/2028	466,703	0.4
395,000 (1)	Owens-Brockway Glass Container, Inc., 7.250%, 05/15/2031	402,802	0.3
360,000 (1)	Roller Bearing Co. of America, Inc., 4.375%, 10/15/2029	330,073	0.3
208,000 (1)	Rolls-Royce PLC, 3.625%, 10/14/2025	201,986	0.2
386,000 (1)	Rolls-Royce PLC, 5.750%, 10/15/2027	387,392	0.3
415,000 (1)	Sealed Air Corp., 4.000%, 12/01/2027	389,334	0.3
65,000 (1)	Sealed Air Corp., 5.125%, 12/01/2024	64,795	0.0

See Accompanying Notes to Financial Statements

Voya VACS Series HYB Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial: (continued)
245,000 (1)	Sealed Air Corp/Sealed Air Corp. US, 6.125%, 02/01/2028	$245,718	0.2
170,000 (1)	Sensata Technologies BV, 5.000%, 10/01/2025	168,038	0.1
520,000 (1)	Sensata Technologies, Inc., 3.750%, 02/15/2031	450,329	0.3
330,000 (1)	Smyrna Ready Mix Concrete LLC, 8.875%, 11/15/2031	353,003	0.3
445,000 (1)	Standard Industries, Inc., 3.375%, 01/15/2031	373,597	0.3
255,000 (1)	Standard Industries, Inc., 4.375%, 07/15/2030	229,306	0.2
365,000 (1)	Summit Materials LLC / Summit Materials Finance Corp., 5.250%, 01/15/2029	356,031	0.3
298,000 (1)	Summit Materials LLC / Summit Materials Finance Corp., 6.500%, 03/15/2027	297,999	0.2
200,000 (1)	TK Elevator Holdco GmbH, 7.625%, 07/15/2028	196,301	0.2
435,000	TransDigm, Inc., 4.625%, 01/15/2029	404,204	0.3
350,000	TransDigm, Inc., 5.500%, 11/15/2027	342,840	0.3
320,000 (1)	TransDigm, Inc., 6.625%, 03/01/2032	323,693	0.3
280,000 (1)	TransDigm, Inc., 6.875%, 12/15/2030	285,739	0.2
405,000 (1)	Weekley Homes LLC / Weekley Finance Corp., 4.875%, 09/15/2028	374,849	0.3
		16,525,432	12.9

	Technology: 3.0%
910,000 (1)	Cloud Software Group, Inc., 6.500%, 03/31/2029	864,310	0.7
300,000 (1)	Cloud Software Group, Inc., 9.000%, 09/30/2029	288,022	0.2
290,000 (1)	Entegris Escrow Corp., 5.950%, 06/15/2030	286,846	0.2
195,000 (1)	Entegris, Inc., 3.625%, 05/01/2029	175,328	0.1
335,000 (1)	McAfee Corp., 7.375%, 02/15/2030	307,577	0.3
370,000 (1)	NCR Atleos Escrow Corp., 9.500%, 04/01/2029	396,135	0.3
220,000 (1)	Open Text Corp., 3.875%, 12/01/2029	196,242	0.2
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Technology: (continued)
465,000 (1)	Open Text Holdings, Inc., 4.125%, 02/15/2030	$416,905	0.3
460,000 (1)	UKG, Inc., 6.875%, 02/01/2031	468,950	0.4
399,000 (1)	Virtusa Corp., 7.125%, 12/15/2028	358,615	0.3
		3,758,930	3.0

	Utilities: 2.1%
466,000 (1)	Atlantica Sustainable Infrastructure PLC, 4.125%, 06/15/2028	428,547	0.3
280,000 (1)	Calpine Corp., 4.500%, 02/15/2028	265,791	0.2
220,000 (1)	Calpine Corp., 5.000%, 02/01/2031	202,032	0.2
310,000 (1)	Calpine Corp., 5.125%, 03/15/2028	297,782	0.2
60,000 (1)	Calpine Corp., 5.250%, 06/01/2026	59,423	0.1
365,000	TransAlta Corp., 7.750%, 11/15/2029	379,760	0.3
270,000 (1)	Vistra Operations Co. LLC, 4.375%, 05/01/2029	250,405	0.2
360,000 (1)	Vistra Operations Co. LLC, 5.500%, 09/01/2026	354,716	0.3
185,000 (1)	Vistra Operations Co. LLC, 5.625%, 02/15/2027	182,307	0.1
270,000 (1)	Vistra Operations Co. LLC, 7.750%, 10/15/2031	282,963	0.2
		2,703,726	2.1

	Total Corporate Bonds/Notes (Cost $116,266,489)	119,427,177	93.4

BANK LOANS: 2.3%
	Consumer, Non-cyclical: 0.2%
292,788	Nielsen Consumer Inc., 2023 USD Fifth Amendment Incremental Term Loan, 11.549%, (TSFR3M+6.250%), 03/06/2028	291,323	0.2

	Financial: 1.5%
525,000	Acrisure LLC, 2023 Term Loan, 9.850%, (TSFR3M+4.500%), 11/06/2030	528,281	0.4

See Accompanying Notes to Financial Statements

Voya VACS Series HYB Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Financial: (continued)
375,000	Advisor Group, Inc., 2023 Term Loan B, 8.840%, (TSFR1M+3.500%), 08/16/2028	$376,976	0.3
812,963	Hub International Ltd., 2024 Term Loan B, 8.840%, (TSFR1M+3.500%), 06/20/2030	814,016	0.6
187,500	Truist Financial, 2nd Lien Term Loan, 10.060%, (TSFR1M+3.500%), 03/31/2032	188,906	0.2
		1,908,179	1.5

	Health Care: 0.3%
375,000	Cotiviti Corporation, 2024 Term Loan, 8.571%, (TSFR1M+3.500%), 02/22/2031	375,625	0.3

	Lodging & Casinos: 0.3%
294,000	Hilton Worldwide 06/22/2026, 2019 Term Loan B2, 6.939%, (TSFR1M+1.750%), 06/22/2026	294,817	0.3

	Total Bank Loans (Cost $2,849,307)	2,869,944	2.3

	Total Long-Term Investments (Cost $119,115,796)	122,297,121	95.7

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.6%
	Commercial Paper: 3.1%
1,000,000	Consolidated Edison, 22.080%, 04/01/2024	999,397	0.8
500,000	Duke Energy Co., 13.800%, 04/02/2024	499,623	0.4
500,000	Enbridge (US) Inc., 22.490%, 04/01/2024	499,693	0.4
1,000,000	HP, Inc., 11.050%, 04/03/2024	999,095	0.7
1,000,000	Sherwin-Williams Co., 22.060%, 04/01/2024	999,398	0.8
	Total Commercial Paper (Cost $3,999,621)	3,997,206	3.1
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements: 1.9%
1,000,000 (5)	Bank of America Inc., Repurchase Agreement dated 03/28/2024, 5.320%, due 04/01/2024 (Repurchase Amount $1,000,583, collateralized by various U.S. Government Securities, 0.000%-4.500%, Market Value plus accrued interest $1,020,000, due 10/15/26-08/15/35)	$1,000,000	0.8
1,000,000 (5)	Daiwa Capital Markets America Inc., Repurchase Agreement dated 03/28/2024, 5.350%, due 04/01/2024 (Repurchase Amount $1,000,586, collateralized by various U.S. Government Securities, 0.000%-4.125%, Market Value plus accrued interest $1,020,000, due 06/11/24-02/15/42)	1,000,000	0.8
438,961 (5)	HSBC Securities (USA) Inc., Repurchase Agreement dated 03/28/2024, 5.320%, due 04/01/2024 (Repurchase Amount $439,217, collateralized by various U.S. Government Securities, 0.625%-4.000%, Market Value plus accrued interest $447,740, due 02/15/25-02/15/48)	438,961	0.3
	Total Repurchase Agreements (Cost $2,438,961)	2,438,961	1.9

See Accompanying Notes to Financial Statements

Voya VACS Series HYB Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.6%
726,000 (6)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 5.220% (Cost $726,000)	$726,000	0.6

	Total Short-Term Investments (Cost $7,164,582)	$7,162,167	5.6
	Total Investments in Securities (Cost $126,280,378)	$129,459,288	101.3
	Liabilities in Excess of Other Assets	(1,616,033)	(1.3)
Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds (continued)
	Net Assets	$127,843,255	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	All or a portion of this security is payment-in-kind (“PIK”) which may pay interest or additional principal at the issuer’s discretion. Rates shown are the current rate and possible payment rates.
(3)	Variable rate security. Rate shown is the rate in effect as of March 31, 2024.
(4)	Security, or a portion of the security, is on loan.
(5)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(6)	Rate shown is the 7-day yield as of March 31, 2024.

Reference Rate Abbreviations:

TSFR1M	1-month CME Term Secured Overnight Financing Rate
TSFR3M	3-month CME Term Secured Overnight Financing Rate

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2024
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$119,427,177	$—	$119,427,177
Bank Loans	—	2,869,944	—	2,869,944
Short-Term Investments	726,000	6,436,167	—	7,162,167
Total Investments, at fair value	$726,000	$128,733,288	$—	$129,459,288

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

At March 31, 2024, the aggregate cost of securities and other investments for federal income tax purposes was the same as for financial statement purposes. The composition of unrealized appreciation and depreciation of securities and other investments was:

Cost for federal income tax purposes was $126,290,148.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$4,592,981
Gross Unrealized Depreciation	(1,423,841)
Net Unrealized Appreciation	$3,169,140

See Accompanying Notes to Financial Statements

Voya VACS Series SC Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: 38.6%
776,962 (1)	Arbor Multifamily Mortgage Securities Trust 2021-MF3 D, 2.000%, 10/15/2054	$483,085	0.2
1,701,186 (1)	Arbor Multifamily Mortgage Securities Trust 2021-MF3 E, 2.000%, 10/15/2054	971,239	0.5
1,054,000 (1)(2)	AREIT Trust 2019-CRE3 D, 8.090%, (TSFR1M + 2.764%), 09/14/2036	979,272	0.5
500,000 (1)(2)	Atrium Hotel Portfolio Trust 2017-ATRM C, 7.273%, (TSFR1M + 1.947%), 12/15/2036	474,263	0.2
662,526 (1)	BANK 2017-BNK4 D, 3.357%, 05/15/2050	447,376	0.2
6,369,284 (1)(2)(3)	BANK 2017-BNK8 XE, 1.294%, 11/15/2050	250,668	0.1
15,834,663 (2)(3)	BANK 2020-BN27 XA, 1.157%, 04/15/2063	824,484	0.4
5,270,154 (2)(3)	BANK 2020-BN30 XA, 1.294%, 12/15/2053	322,427	0.2
900,000 (2)	Bank of America Merrill Lynch Commercial Mortgage Trust 2017-BNK3 C, 4.352%, 02/15/2050	822,812	0.4
13,605,683 (2)(3)	Barclays Commercial Mortgage Trust 2019-C4 XA, 1.552%, 08/15/2052	793,933	0.4
5,710,974 (1)(2)(3)	Benchmark Mortgage Trust 2018-B5 XD, 1.500%, 07/15/2051	298,370	0.2
5,086,839 (2)(3)	Benchmark Mortgage Trust 2019-B10 XA, 1.189%, 03/15/2062	243,445	0.1
4,489,366 (1)(2)(3)	Benchmark Mortgage Trust 2019-B14 XD, 1.272%, 12/15/2062	269,514	0.1
1,841,521 (1)	Benchmark Mortgage Trust 2020-B18 AGNF, 4.139%, 07/15/2053	1,676,888	0.8
6,618,054 (2)(3)	Benchmark Mortgage Trust 2020-B18 XA, 1.780%, 07/15/2053	415,392	0.2
4,782,933 (2)(3)	Benchmark Mortgage Trust 2020-B22 XA, 1.511%, 01/15/2054	365,770	0.2
5,517,428 (2)(3)	Benchmark Mortgage Trust 2021-B23 XA, 1.265%, 02/15/2054	318,451	0.2
10,328,638 (2)(3)	Benchmark Mortgage Trust 2021-B25 XA, 1.089%, 04/15/2054	537,904	0.3
1,981,555 (1)(4)	BMD2 Re-Remic Trust 2019-FRR1 3AB, 0.000%, 05/25/2052	1,431,366	0.7
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,008,846 (1)(4)	BMD2 Re-Remic Trust 2019-FRR1 4A, 0.000%, 05/25/2052	$695,331	0.3
2,537,173 (1)	BMD2 Re-Remic Trust 2019-FRR1 6B10, 2.449%, 05/25/2052	1,967,367	1.0
850,000 (1)(2)	BOCA Commercial Mortgage Trust 2022-BOCA D, 8.644%, (TSFR1M + 3.318%), 05/15/2039	850,054	0.4
723,659 (1)(2)	BX Commercial Mortgage Trust 2019-IMC D, 7.271%, (TSFR1M + 1.946%), 04/15/2034	722,119	0.4
602,296 (1)(2)	BX Commercial Mortgage Trust 2021-VOLT F, 7.840%, (TSFR1M + 2.514%), 09/15/2036	597,230	0.3
1,000,000 (1)(2)	BX Commercial Mortgage Trust 2022-CSMO B, 8.466%, (TSFR1M + 3.141%), 06/15/2027	1,004,905	0.5
750,000 (1)(2)	BX Commercial Mortgage Trust 2023-XL3 D, 8.914%, (TSFR1M + 3.589%), 12/09/2040	758,043	0.4
200,000 (1)(2)	BX Trust 2018-GW C, 6.843%, (TSFR1M + 1.517%), 05/15/2035	198,619	0.1
5,291,039 (2)(3)	CD Mortgage Trust 2019-CD8 XA, 1.397%, 08/15/2057	287,787	0.1
1,274,158 (1)(2)	Citigroup Commercial Mortgage Trust 2016-P4 E, 4.682%, 07/10/2049	669,955	0.3
605,308 (1)(2)	Citigroup Commercial Mortgage Trust 2016-P4 F, 4.682%, 07/10/2049	193,748	0.1
1,550,913 (1)	Citigroup Commercial Mortgage Trust 2016-P5 D, 3.000%, 10/10/2049	909,669	0.5
6,220,215 (1)(2)(3)	Citigroup Commercial Mortgage Trust 2017-P8 XE, 1.257%, 09/15/2050	229,152	0.1
674,572 (1)(2)	Citigroup COmmercial Mortgage Trust 2018-C6 D, 5.059%, 11/10/2051	424,564	0.2
548,090 (1)(2)	COMM Mortgage Trust 2020-CBM F, 3.633%, 02/10/2037	512,697	0.3

See Accompanying Notes to Financial Statements

Voya VACS Series SC Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,250,000 (1)(2)	DK Trust 2024-SPBX D, 8.100%, (TSFR1M + 2.750%), 03/15/2034	$1,254,644	0.6
3,907,922 (2)(3)	Freddie Mac Multifamily Structured Pass Through Certificates K-1521 X1, 0.979%, 08/25/2036	298,159	0.2
6,637,004 (2)(3)	Freddie Mac Multifamily Structured Pass Through Certificates KG01 X3, 3.124%, 05/25/2029	878,172	0.4
1,455,653 (1)(4)	FREMF Mortgage Trust 2016-K57 D, 0.000%, 08/25/2049	1,152,194	0.6
603,444 (1)(4)	GAM Re-REMIC Trust 2021-FRR1 1B, 0.000%, 11/29/2050	464,818	0.2
2,235,423 (1)(4)	GAM Re-REMIC Trust 2021-FRR1 1C, 0.000%, 11/29/2050	1,667,731	0.8
3,356,899 (1)(4)	GAM Re-REMIC Trust 2021-FRR1 1D, 0.000%, 11/29/2050	2,464,846	1.2
2,415,208 (1)(4)	GAM Re-REMIC Trust 2021-FRR1 2C, 0.000%, 11/29/2050	1,755,316	0.9
2,992,509 (1)	GAM RE-REMIC Trust 2022-FRR3 BK71, 2.010%, 11/27/2050	2,436,505	1.2
1,616,752 (1)(4)	GAM RE-REMIC Trust 2022-FRR3 BK89, 0.000%, 01/27/2052	1,105,683	0.6
1,158,216 (1)(4)	GAM RE-REMIC Trust 2022-FRR3 C728, 0.000%, 08/27/2050	1,103,800	0.6
1,178,995 (1)(4)	GAM RE-REMIC Trust 2022-FRR3 CK47, 0.000%, 05/27/2048	1,060,947	0.5
1,428,647 (1)(4)	GAM RE-REMIC Trust 2022-FRR3 CK61, 0.000%, 11/27/2049	1,061,909	0.5
1,159,119 (1)(4)	GAM RE-REMIC Trust 2022-FRR3 D728, 0.000%, 08/27/2050	1,093,029	0.5
1,178,694 (1)(4)	GAM RE-REMIC Trust 2022-FRR3 DK47, 0.000%, 05/27/2048	1,048,734	0.5
2,134,237 (1)	GAM RE-REMIC TRUST 2021-FRR2 BK78, 2.410%, 09/27/2051	1,688,565	0.8
1,624,694 (1)(4)	GAM RE-REMIC TRUST 2021-FRR2 C730, 0.000%, 09/27/2051	1,502,012	0.7
1,974,628 (1)(4)	GAM RE-REMIC TRUST 2021-FRR2 CK44, 0.000%, 09/27/2051	1,811,779	0.9
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,362,997 (1)(4)	GAM RE-REMIC TRUST 2021-FRR2 CK78, 0.000%, 09/27/2051	$914,707	0.5
1,623,791 (1)(4)	GAM RE-REMIC TRUST 2021-FRR2 D730, 0.000%, 09/27/2051	1,494,974	0.7
1,605,421 (1)(4)	GAM RE-REMIC TRUST 2021-FRR2 DK49, 0.000%, 09/27/2051	1,389,921	0.7
653,492 (1)	GS Mortgage Securities Trust 2019-GC39 D, 3.000%, 05/10/2052	373,250	0.2
542,067 (1)	GS Mortgage Securities Trust 2021-GSA3 D, 2.250%, 12/15/2054	324,396	0.2
1,000,000 (1)(2)	Hawaii Hotel Trust 2019-MAUI E, 7.533%, (TSFR1M + 2.207%), 05/15/2038	991,383	0.5
500,000 (1)(2)	INTOWN Mortgage Trust 2022-STAY B, 8.611%, (TSFR1M + 3.286%), 08/15/2039	503,920	0.3
1,760,000 (1)(2)	J.P. Morgan Chase Commercial Mortgage Securities Trust 2019-ICON E, 5.220%, 01/05/2034	1,614,376	0.8
401,000 (1)(2)	JP Morgan Chase Commercial Mortgage Securities Trust 2020-LOOP E, 3.861%, 12/05/2038	104,570	0.1
1,250,000 (1)(2)	KSL Commercial Mortgage Trust 2023-HT C, 8.764%, (TSFR1M + 3.439%), 12/15/2036	1,257,130	0.6
375,000 (1)(2)	LAQ Mortgage Trust 2023-LAQ D, 9.514%, (TSFR1M + 4.188%), 03/15/2036	371,164	0.2
497,612 (1)(2)	Med Trust 2021-MDLN F, 9.439%, (TSFR1M + 4.114%), 11/15/2038	497,837	0.3
377,495 (1)(2)	MHC Commercial Mortgage Trust 2021-MHC F, 8.040%, (TSFR1M + 2.715%), 04/15/2038	374,476	0.2
360,000 (1)(2)	MHC Trust 2021-MHC2 E, 7.389%, (TSFR1M + 2.064%), 05/15/2038	355,297	0.2
4,684,360 (1)(2)(3)	Morgan Stanley Capital I 2017-HR2 XD, 1.588%, 12/15/2050	234,275	0.1

See Accompanying Notes to Financial Statements

Voya VACS Series SC Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
478,826 (1)(2)	Morgan Stanley Capital I Trust 2016-BNK2 D, 3.000%, 11/15/2049	$227,619	0.1
12,016,348 (2)(3)	Morgan Stanley Capital I Trust 2019-H7 XA, 1.289%, 07/15/2052	563,479	0.3
653,492 (1)	Prima Capital CRE Securitization Ltd. 2019-7A C, 3.250%, 12/25/2050	602,129	0.3
3,011,482 (1)	Prima Capital CRE Securitization Ltd. 2019-7A D, 4.250%, 12/25/2050	2,477,844	1.2
4,842,462 (1)	RFM Reremic Trust 2022-FRR1 AB55, 0.990%, 03/28/2049	4,128,285	2.0
4,104,649 (1)(2)	RFM Reremic Trust 2022-FRR1 AB60, 2.410%, 11/08/2049	3,531,274	1.8
2,179,560 (1)(2)	RFM Reremic Trust 2022-FRR1 AB64, 2.260%, 03/01/2050	1,856,669	0.9
1,508,752 (1)(4)	RFM Reremic Trust 2022-FRR1 CK55, 0.000%, 03/28/2049	1,249,897	0.6
1,897,233 (1)(4)	RFM Reremic Trust 2022-FRR1 CK60, 0.000%, 11/08/2049	1,476,723	0.7
2,730,209 (4)	Series RR Trust 2014-1 E, 0.000%, 05/25/2047	2,718,168	1.3
1,000,000 (1)(2)	SG Commercial Mortgage Securities Trust 2020-COVE E, 3.728%, 03/15/2037	892,883	0.4
500,000 (1)(2)	SMRT 2022-MINI D, 7.276%, (TSFR1M + 1.950%), 01/15/2039	492,015	0.2
750,000 (1)(2)	Wells Fargo Commercial Mortgage Trust 2016-C37 D, 3.166%, 12/15/2049	625,205	0.3
9,458,009 (2)(3)	Wells Fargo Commercial Mortgage Trust 2017-C40 XA, 0.862%, 10/15/2050	219,906	0.1
6,115,847 (2)(3)	Wells Fargo Commercial Mortgage Trust 2021-C60 XA, 1.529%, 08/15/2054	449,646	0.2
	Total Commercial Mortgage-Backed Securities (Cost $73,672,019)	78,110,160	38.6

COLLATERALIZED MORTGAGE OBLIGATIONS: 33.9%
422,109 (1)(2)	Agate Bay Mortgage Trust 2015-1 B4, 3.654%, 01/25/2045	320,197	0.2
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
326,613 (1)(2)	Agate Bay Mortgage Trust 2016-2 B3, 3.760%, 03/25/2046	$300,411	0.1
903,444 (1)(2)	Ajax Mortgage Loan Trust 2019-D A2, 3.500%, 09/25/2065	817,458	0.4
451,722 (1)(2)	Ajax Mortgage Loan Trust 2019-F A2, 3.500%, 07/25/2059	417,979	0.2
570,333 (1)(2)	Bayview MSR Opportunity Master Fund Trust 2021-5 B3A, 3.484%, 11/25/2051	464,821	0.2
598,624 (1)(2)	Bayview MSR Opportunity Master Fund Trust 2022-2 B3A, 3.400%, 12/25/2051	476,924	0.2
730,372 (1)(2)	Bayview Opportunity Master Fund VI Trust 2021-6 B3A, 3.388%, 10/25/2051	586,934	0.3
338,361 (2)	Bear Stearns ALT-A Trust 2005-9 26A1, 4.066%, 11/25/2035	187,497	0.1
527,084 (1)(2)	CIM Trust 2019-INV3 B1A, 4.684%, 08/25/2049	489,595	0.2
372,678 (1)(2)	CIM Trust 2021-J1 A19, 2.500%, 03/25/2051	297,594	0.1
433,080 (1)(2)	Citigroup Mortgage Loan Trust 2021-J3 B3W, 2.859%, 09/25/2051	338,845	0.2
1,154,008 (1)(2)	COLT Mortgage Loan Trust 2021-1 A1, 0.910%, 06/25/2066	946,770	0.5
873,330 (1)(2)	Connecticut Avenue Securities Trust 2020-SBT1 1M2, 9.085%, (SOFR30A + 3.764%), 02/25/2040	926,265	0.5
1,054,019 (1)(2)	Connecticut Avenue Securities Trust 2022-R01 1B1, 8.470%, (SOFR30A + 3.150%), 12/25/2041	1,084,803	0.5
602,296 (1)(2)	Deephaven Residential Mortgage Trust 2021-4 M1, 3.257%, 11/25/2066	453,615	0.2
602,296 (1)(2)	Fannie Mae Connecticut Avenue Securities 2020-R02 2B1, 8.435%, (SOFR30A + 3.114%), 01/25/2040	619,975	0.3

See Accompanying Notes to Financial Statements

Voya VACS Series SC Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
301,148 (1)(2)	Fannie Mae Connecticut Avenue Securities 2021-R02 2B1, 8.620%, (SOFR30A + 3.300%), 11/25/2041	$311,094	0.2
1,761,717 (1)(2)	Fannie Mae Connecticut Avenue Securities 2023-R02 1B1, 10.870%, (SOFR30A + 5.550%), 01/25/2043	1,946,910	1.0
398,882 (1)(2)	Flagstar Mortgage Trust 2018-4 B3, 4.162%, 07/25/2048	358,058	0.2
1,559,943 (1)(2)	Flagstar Mortgage Trust 2019-1INV B2A, 4.527%, 10/25/2049	1,396,321	0.7
1,388,858 (1)(2)	Flagstar Mortgage Trust 2020-1INV B2A, 4.204%, 03/25/2050	1,234,832	0.6
692,213 (1)(2)	Flagstar Mortgage Trust 2020-1INV B3, 4.204%, 03/25/2050	609,234	0.3
516,713 (1)(2)	Freddie Mac STACR REMIC Trust 2021-HQA1 M2, 7.570%, (SOFR30A + 2.250%), 08/25/2033	528,796	0.3
1,505,741 (1)(2)	Freddie Mac STACR REMIC Trust 2021-HQA4 B1, 9.070%, (SOFR30A + 3.750%), 12/25/2041	1,553,551	0.8
3,011,482 (1)(2)	Freddie Mac STACR REMIC Trust 2022-DNA1 B1, 8.720%, (SOFR30A + 3.400%), 01/25/2042	3,114,403	1.5
2,845,850 (1)(2)	Freddie Mac STACR REMIC Trust 2022-DNA2 B1, 10.070%, (SOFR30A + 4.750%), 02/25/2042	3,035,923	1.5
1,505,741 (1)(2)	Freddie Mac STACR REMIC Trust 2022-DNA2 M1B, 7.720%, (SOFR30A + 2.400%), 02/25/2042	1,535,159	0.8
1,656,315 (1)(2)	Freddie Mac STACR REMIC Trust 2022-DNA2 M2, 9.070%, (SOFR30A + 3.750%), 02/25/2042	1,745,213	0.9
408,125 (1)(2)	Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA2 M2, 7.620%, (SOFR30A + 2.300%), 08/25/2033	416,421	0.2
490,061 (1)(2)	GCAT Trust 2022-INV3 B1, 4.620%, 08/25/2052	439,857	0.2
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
978,949 (1)(2)	GCAT Trust 2023-NQM1 A2, 4.250%, 10/25/2057	$902,814	0.4
615,482 (1)(2)	GS Mortage-Backed Securities Trust 2020-PJ1 B3, 3.630%, 05/25/2050	517,178	0.3
996,638 (1)(2)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ3 B2, 3.948%, 03/25/2050	893,552	0.4
853,896 (1)(2)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ3 B3, 3.948%, 03/25/2050	758,683	0.4
1,251,750 (1)(2)	GS Mortgage-Backed Securities Trust 2022-PJ5 B3, 2.990%, 10/25/2052	981,207	0.5
889,824 (1)(2)	GS Mortgage-Backed Securities Trust 2022-PJ6 A24, 3.000%, 01/25/2053	739,393	0.4
919,057 (1)(2)	GS Mortgage-Backed Securities Trust 2023-PJ4 A3, 6.000%, 01/25/2054	919,079	0.5
718,804 (1)(2)	Hundred Acre Wood Trust 2021-INV3 B3, 3.320%, 12/25/2051	581,345	0.3
451,722 (1)(2)	Imperial Fund Mortgage Trust 2021-NQM4 M1, 3.446%, 01/25/2057	326,979	0.2
653,653 (2)	IndyMac INDX Mortgage Loan Trust 2006-AR2 2A1, 5.864%, (TSFR1M + 0.534%), 02/25/2046	462,708	0.2
248,719 (1)(2)	J.P. Morgan Mortgage Trust 2019-LTV1 B2, 4.576%, 06/25/2049	232,728	0.1
428,688 (1)(2)	J.P. Morgan Mortgage Trust 2021-14 B4, 3.155%, 05/25/2052	332,780	0.2
487,013 (1)(2)	J.P. Morgan Mortgage Trust 2022-1 B3, 3.090%, 07/25/2052	372,948	0.2
1,166,876 (1)(2)	J.P. Morgan Mortgage Trust 2022-6 B3, 3.305%, 11/25/2052	936,375	0.5
902,277 (1)(2)	J.P. Morgan Mortgage Trust 2023-2 A15B, 5.500%, 07/25/2053	874,437	0.4
782,550 (1)(2)	J.P. Morgan Mortgage Trust 2023-2 B3, 5.735%, 07/25/2053	737,259	0.4
907,060 (1)(2)	J.P. Morgan Mortgage Trust 2023-3 A15A, 5.000%, 10/25/2053	862,562	0.4

See Accompanying Notes to Financial Statements

Voya VACS Series SC Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
315,614 (1)(2)	JP Morgan Mortgage Trust 2014-1 B5, 3.687%, 01/25/2044	$270,312	0.1
929,243 (1)(2)	JP Morgan Mortgage Trust 2017-1 B4, 3.452%, 01/25/2047	795,280	0.4
374,896 (1)(2)	JP Morgan Mortgage Trust 2017-4 B2, 3.871%, 11/25/2048	334,421	0.2
379,736 (1)(2)	JP Morgan Mortgage Trust 2017-6 B4, 3.777%, 12/25/2048	329,298	0.2
413,921 (1)(2)	JP Morgan Mortgage Trust 2018-3 B2, 3.709%, 09/25/2048	364,627	0.2
586,494 (1)(2)	JP Morgan Mortgage Trust 2018-3 B3, 3.709%, 09/25/2048	512,250	0.2
591,947 (1)(2)	JP Morgan Mortgage Trust 2018-4 B2, 3.711%, 10/25/2048	522,406	0.3
806,098 (1)(2)	JP Morgan Mortgage Trust 2019-7 B3A, 3.240%, 02/25/2050	680,350	0.3
815,902 (1)(2)	JP Morgan Mortgage Trust 2019-8 B3A, 3.424%, 03/25/2050	680,596	0.3
877,800 (1)(2)	JP Morgan Mortgage Trust 2019-HYB1 B1, 4.924%, 10/25/2049	837,655	0.4
473,664 (1)(2)	JP Morgan Mortgage Trust 2019-INV1 B2, 4.943%, 10/25/2049	448,500	0.2
970,380 (1)(2)	JP Morgan Mortgage Trust 2019-INV3 B3, 4.355%, 05/25/2050	846,599	0.4
528,828 (1)(2)	JP Morgan Mortgage Trust 2019-LTV2 B2, 4.697%, 12/25/2049	497,078	0.2
528,828 (1)(2)	JP Morgan Mortgage Trust 2019-LTV2 B3, 4.697%, 12/25/2049	493,947	0.2
696,302 (1)(2)	JP Morgan Mortgage Trust 2019-LTV3 B3, 4.379%, 03/25/2050	613,691	0.3
690,630 (1)(2)	JP Morgan Mortgage Trust 2020-5 B1, 3.572%, 12/25/2050	594,057	0.3
410,301 (1)(2)	JP Morgan Mortgage Trust 2020-8 B3, 3.504%, 03/25/2051	352,793	0.2
355,426 (1)(2)	JP Morgan Mortgage Trust 2021-INV6 A5A, 2.500%, 04/25/2052	283,154	0.1
995,218 (1)(2)	JP Morgan Mortgage Trust 2023-10 B3, 6.522%, 05/25/2054	966,922	0.5
303,201 (1)(2)	JP Morgan Trust 2015-1 B3, 6.677%, 12/25/2044	290,670	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
560,082 (1)(2)	Mello Mortgage Capital Acceptance 2018-MTG2 B2, 4.319%, 10/25/2048	$514,830	0.3
719,415 (1)(2)	Mello Mortgage Capital Acceptance 2022-INV1 B3, 3.320%, 03/25/2052	568,508	0.3
1,050,706 (1)(2)	MFA Trust 2021-INV2 M1, 3.199%, 11/25/2056	787,217	0.4
542,067 (1)(2)	Mill City Mortgage Trust 2015-2 B2, 1.984%, 09/25/2057	485,090	0.2
469,044 (1)(2)	New Residential Mortgage Loan Trust 2017-6A B2, 4.000%, 08/27/2057	446,320	0.2
1,144,363 (1)(2)	Oaktown Re VII Ltd. 2021-2 M1C, 8.670%, (SOFR30A + 3.350%), 04/25/2034	1,167,579	0.6
411,815 (1)(2)	OBX Trust 2022-J1 A14, 2.500%, 02/25/2052	327,575	0.2
1,103,391 (1)(2)	Oceanview Mortgage Trust 2021-5 B3, 2.972%, 10/25/2051	859,073	0.4
844,936 (1)(2)	Radnor RE Ltd. 2021-1 M1C, 8.020%, (SOFR30A + 2.700%), 12/27/2033	856,666	0.4
555,366 (1)(2)	RCKT Mortgage Trust 2020-1 B2A, 3.466%, 02/25/2050	480,308	0.2
511,511 (1)(2)	Sequoia Mortgage Trust 2017-2 B2, 3.557%, 02/25/2047	464,605	0.2
713,039 (1)(2)	Sequoia Mortgage Trust 2017-5 B3, 3.782%, 08/25/2047	620,494	0.3
389,910 (1)(2)	Sequoia Mortgage Trust 2019-2 B3, 4.256%, 06/25/2049	347,089	0.2
479,406 (1)(2)	Sequoia Mortgage Trust 2019-CH2 B2B, 4.925%, 08/25/2049	458,294	0.2
838,294 (1)(2)	Sequoia Mortgage Trust 2019-CH3 B1B, 4.502%, 09/25/2049	779,379	0.4
493,647 (1)(2)	Sequoia Mortgage Trust 2019-CH3 B2B, 4.502%, 09/25/2049	461,965	0.2
690,938 (1)(2)	Sequoia Mortgage Trust 2020-2 B3, 3.639%, 03/25/2050	581,802	0.3
555,647 (1)(2)	Sequoia Mortgage Trust 2020-3 B3, 3.320%, 04/25/2050	457,872	0.2
719,165 (1)(2)	Sequoia Mortgage Trust 2021-7 B3, 2.864%, 11/25/2051	562,465	0.3

See Accompanying Notes to Financial Statements

Voya VACS Series SC Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
601,735 (1)(2)	Sequoia Mortgage Trust 2023-1 B2, 5.146%, 01/25/2053	$560,332	0.3
983,050 (1)(2)	Sequoia Mortgage Trust 2024-2 A19, 6.000%, 12/25/2053	975,700	0.5
1,000,000 (1)(2)	Sequoia Mortgage Trust 2024-3 A19, 6.000%, 04/25/2054	989,297	0.5
374,703 (1)(2)	Shellpoint Co.-Originator Trust 2017-2 B3, 3.644%, 10/25/2047	333,099	0.2
309,250 (1)(2)	STAR Trust 2021-1 A3, 1.528%, 05/25/2065	268,527	0.1
903,444 (1)(2)	Starwood Mortgage Residential Trust 2020-1 M1, 2.878%, 02/25/2050	786,516	0.4
602,296 (1)(2)	Starwood Mortgage Residential Trust 2020-3 A2, 2.240%, 04/25/2065	539,128	0.3
752,870 (1)	Starwood Mortgage Residential Trust 2020-INV1 M1, 2.501%, 11/25/2055	656,458	0.3
1,109,362 (2)	TBW Mortgage-Backed Trust 2006-6 A5B, 6.540%, 01/25/2037	255,981	0.1
331,263 (1)(2)	Towd Point Mortgage Trust 2015-2 2B2, 4.780%, 11/25/2057	322,347	0.2
566,556 (1)(2)	UWM Mortgage Trust 2021-INV1 B1, 3.156%, 08/25/2051	466,783	0.2
429,872 (1)(2)	UWM Mortgage Trust 2021-INV4 B3, 3.224%, 12/25/2051	337,492	0.2
1,405,182 (1)(2)	UWM Mortgage Trust 2021-INV5 B3, 3.235%, 01/25/2052	1,114,492	0.5
291,995 (1)(2)	Verus Securitization Trust 2021-3 A1, 1.046%, 06/25/2066	243,440	0.1
588,213 (1)(2)	Wells Fargo Mortgage Backed Securities Trust 2020-1 B3, 3.377%, 12/25/2049	492,102	0.2
	Total Collateralized Mortgage Obligations (Cost $65,409,315)	68,670,913	33.9

ASSET-BACKED SECURITIES: 22.7%
	Automobile Asset-Backed Securities: 0.7%
820,722	AmeriCredit Automobile Receivables Trust 2019-3 D, 2.580%, 09/18/2025	819,412	0.4
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Automobile Asset-Backed Securities: (continued)
708,000	AmeriCredit Automobile Receivables Trust 2020-2 D, 2.130%, 03/18/2026	$691,534	0.3
		1,510,946	0.7

	Other Asset-Backed Securities: 18.2%
1,000,000 (1)(2)	AMMC CLO 30 Ltd. 2024-30A C, 7.941%, (TSFR3M + 2.650%), 01/15/2037	1,000,922	0.5
1,150,000 (1)(2)	AMMC CLO XI Ltd. 2012-11A CR2, 7.479%, (TSFR3M + 2.162%), 04/30/2031	1,141,989	0.6
350,000 (1)(2)	Apidos CLO XV 2013-15A CRR, 7.429%, (TSFR3M + 2.112%), 04/20/2031	349,819	0.2
730,000 (1)(2)	Apidos CLO XXIV 2016-24A BRR, 7.629%, (TSFR3M + 2.312%), 10/20/2030	730,910	0.4
327,690 (1)	Applebee’s Funding LLC / IHOP Funding LLC 2019-1A A2II, 4.723%, 06/05/2049	315,580	0.2
1,747,000 (1)	Aqua Finance Trust 2021-A B, 2.400%, 07/17/2046	1,443,752	0.7
827,970 (1)	Arbys Funding LLC 2020-1A A2, 3.237%, 07/30/2050	766,872	0.4
1,041,500 (1)	Atrium XIV LLC 14A A2BR, 2.304%, 08/23/2030	947,827	0.5
937,350 (1)	Barings CLO Ltd. 2018-3A B2R, 2.268%, 07/20/2029	886,878	0.4
781,125 (1)(2)	BlueMountain CLO XXX Ltd. 2020-30A CR, 7.464%, (TSFR3M + 2.150%), 04/15/2035	772,626	0.4
1,360,763 (1)	Bojangles Issuer LLC 2020-1A A2, 3.832%, 10/20/2050	1,285,120	0.6
800,000 (1)(2)	Cedar Funding V CLO Ltd. 2016-5A CR, 7.678%, (TSFR3M + 2.362%), 07/17/2031	799,014	0.4
726,182 (1)	CLI Funding VIII LLC 2021-1A A, 1.640%, 02/18/2046	645,223	0.3
414,058 (1)	Domino’s Pizza Master Issuer LLC 2018-1A A2I, 4.116%, 07/25/2048	403,130	0.2

See Accompanying Notes to Financial Statements

Voya VACS Series SC Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities: (continued)
550,498 (1)	Domino’s Pizza Master Issuer LLC 2018-1A A2II, 4.328%, 07/25/2048	$531,550	0.3
390,720 (1)	Domino’s Pizza Master Issuer LLC 2019-1A A2, 3.668%, 10/25/2049	360,336	0.2
780,000 (1)(2)	Galaxy XV CLO Ltd. 2013-15A CRR, 7.426%, (TSFR3M + 2.112%), 10/15/2030	780,952	0.4
672,915 (1)	Goddard Funding LLC 2022-1A A2, 6.864%, 10/30/2052	679,050	0.3
491,134 (1)	Loanpal Solar Loan Ltd. 2020-3GS B, 3.450%, 12/20/2047	378,276	0.2
504,086 (1)	Marlette Funding Trust 2023-1A A, 6.070%, 04/15/2033	504,175	0.2
403,881 (1)	Mill City Solar Loan Ltd. 2019-2GS A, 3.690%, 07/20/2043	362,068	0.2
261,233 (1)	Mosaic Solar Loan Trust 2018-1A A, 4.010%, 06/22/2043	244,778	0.1
332,949 (1)	Mosaic Solar Loan Trust 2020-1A B, 3.100%, 04/20/2046	291,435	0.1
1,500,000 (1)(2)	Oaktree CLO Ltd. 2019-4A CR, 7.829%, (TSFR3M + 2.512%), 10/20/2032	1,479,978	0.7
250,000 (1)(2)	Oaktree CLO Ltd. 2024-25A C, 7.804%, (TSFR3M + 2.500%), 04/20/2037	250,073	0.1
450,000 (1)(2)	Octagon Investment Partners XVI Ltd. 2013-1A CR, 7.428%, (TSFR3M + 2.112%), 07/17/2030	444,830	0.2
800,000 (1)(2)	Palmer Square CLO Ltd. 2018-2A BR, 7.822%, (TSFR3M + 2.500%), 04/16/2037	802,142	0.4
650,937 (1)(2)	Palmer Square Loan Funding Ltd. 2021-2A D, 10.581%, (TSFR3M + 5.262%), 05/20/2029	652,185	0.3
1,000,000 (1)(2)	Parallel Ltd. 2023-1A B, 8.818%, (TSFR3M + 3.500%), 07/20/2036	1,008,691	0.5
149,260 (1)	SoFi Consumer Loan Program Trust 2023-1S A, 5.810%, 05/15/2031	149,194	0.1
1,050,000 (1)(2)	Sound Point CLO XXIX Ltd. 2021-1A C1, 7.886%, (TSFR3M + 2.562%), 04/25/2034	1,048,526	0.5
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities: (continued)
500,000 (1)(2)	Sound Point CLO XXXII Ltd. 2021-4A C, 7.736%, (TSFR3M + 2.412%), 10/25/2034	$494,749	0.2
541,431 (1)	Sunnova Helios II Issuer LLC 2018-1A B, 7.710%, 07/20/2048	476,268	0.2
2,155,762 (1)	Sunnova Helios II Issuer LLC 2021-B B, 2.010%, 07/20/2048	1,788,093	0.9
415,536 (1)	Sunnova Helios IV Issuer LLC 2020-AA A, 2.980%, 06/20/2047	383,248	0.2
1,091,866 (1)	Sunnova Sol II Issuer LLC 2020-2A A, 2.730%, 11/01/2055	830,564	0.4
962,094 (1)	Sunrun Atlas Issuer LLC 2019-2 A, 3.610%, 02/01/2055	880,936	0.4
741,771 (1)	Sunrun Iris Issuer LLC 2023-1A A, 5.750%, 01/30/2059	714,909	0.4
1,935,272 (1)	Sunrun Jupiter Issuer LLC 2022-1A A, 4.750%, 07/30/2057	1,809,731	0.9
423,715 (1)	Sunrun Xanadu Issuer LLC 2019-1A A, 3.980%, 06/30/2054	396,038	0.2
1,041,500 (1)(2)	THL Credit Wind River CLO Ltd. 2017-3A CR, 8.076%, (TSFR3M + 2.762%), 04/15/2035	1,042,799	0.5
518,884 (1)	TIF Funding II LLC 2021-1A A, 1.650%, 02/20/2046	451,401	0.2
738,000 (1)	Trafigura Securitisation Finance PLC 2021-1A B, 1.780%, 01/15/2025	714,159	0.3
672,735 (1)	Triton Container Finance VIII LLC 2021-1A B, 2.580%, 03/20/2046	575,410	0.3
333,280 (1)(2)	Venture 33 CLO Ltd. 2018-33A CR, 7.856%, (TSFR3M + 2.542%), 07/15/2031	328,935	0.2
350,000 (1)(2)	VERDE CLO Ltd. 2019-1A CR, 7.576%, (TSFR3M + 2.262%), 04/15/2032	350,376	0.2
621,509 (1)	Vivint Solar Financing VII LLC 2020-1A A, 2.210%, 07/31/2051	513,057	0.3
416,600 (1)(2)	Wind River CLO Ltd. 2014-1A CRR, 7.510%, (TSFR3M + 2.212%), 07/18/2031	413,527	0.2
1,712,154 (1)	Wingstop Funding LLC 2020-1A A2, 2.841%, 12/05/2050	1,556,896	0.8

See Accompanying Notes to Financial Statements

Voya VACS Series SC Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities: (continued)
1,923,207 (1)	Zaxby’s Funding LLC 2021-1A A2, 3.238%, 07/30/2051	$1,705,870	0.8
		36,884,867	18.2

	Student Loan Asset-Backed Securities: 3.8%
312,158 (1)	Laurel Road Prime Student Loan Trust 2019-A BFX, 3.000%, 10/25/2048	290,824	0.1
1,684,956 (1)	Navient Private Education Refi Loan Trust 2019-FA A2, 2.600%, 08/15/2068	1,577,958	0.8
790,000 (1)	SMB Private Education Loan Trust 2014-A C, 4.500%, 09/15/2045	689,012	0.3
376,000 (1)(2)	SoFi Professional Loan Program LLC 2017-C C, 4.210%, 07/25/2040	347,766	0.2
376,000 (1)	SoFi Professional Loan Program LLC 2017-D BFX, 3.610%, 09/25/2040	340,841	0.2
1,205,000 (1)	SoFi Professional Loan Program LLC 2017-F BFX, 3.620%, 01/25/2041	1,092,149	0.5
602,000 (1)	SoFi Professional Loan Program Trust 2018-C BFX, 4.130%, 01/25/2048	548,032	0.3
632,000 (1)	SoFi Professional Loan Program Trust 2018-D BFX, 4.140%, 02/25/2048	573,654	0.3
1,521,000 (1)	SoFi Professional Loan Program Trust 2020-B BFX, 2.730%, 05/15/2046	1,188,284	0.6
1,235,000 (1)	SoFi Professional Loan Program Trust 2020-C BFX, 3.360%, 02/15/2046	1,001,335	0.5
		7,649,855	3.8

	Total Asset-Backed Securities (Cost $45,002,154)	46,045,668	22.7

	Total Long-Term Investments (Cost $184,083,488)	192,826,741	95.2

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.3%
	Commercial Paper: 3.5%
1,000,000	Consolidated Edison, 22.080%, 04/01/2024	999,397	0.5
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Commercial Paper (continued)
1,000,000	CVS Caremark, 8.800%, 04/05/2024	$998,799	0.5
2,000,000	Enbridge (US) Inc., 22.490%, 04/01/2024	1,998,772	1.0
2,000,000	HP, Inc., 11.050%, 04/03/2024	1,998,191	1.0
1,000,000	Keurig Dr. Pepper, Inc., 13.800%, 04/02/2024	999,246	0.5
	Total Commercial Paper (Cost $6,998,634)	6,994,405	3.5
Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.8%
1,705,000 (5)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 5.220% (Cost $1,705,000)	$1,705,000	0.8

	Total Short-Term Investments (Cost $8,703,634)	8,699,405	4.3
	Total Investments in Securities (Cost $192,787,122)	$201,526,146	99.5
	Assets in Excess of Other Liabilities	988,593	0.5
	Net Assets	$202,514,739	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Variable rate security. Rate shown is the rate in effect as of March 31, 2024.
(3)	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
(4)	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.
(5)	Rate shown is the 7-day yield as of March 31, 2024.

Reference Rate Abbreviations:

SOFR30A	30-day Secured Overnight Financing Rate
TSFR1M	1-month CME Term Secured Overnight Financing Rate
TSFR3M	3-month CME Term Secured Overnight Financing Rate

See Accompanying Notes to Financial Statements

Voya VACS Series SC Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2024
Asset Table
Investments, at fair value
Commercial Mortgage-Backed Securities	$—	$78,110,160	$—	$78,110,160
Collateralized Mortgage Obligations	—	68,670,913	—	68,670,913
Asset-Backed Securities	—	46,045,668	—	46,045,668
Short-Term Investments	1,705,000	6,994,405	—	8,699,405
Total Investments, at fair value	$1,705,000	$199,821,146	$—	$201,526,146
Other Financial Instruments+
Futures	168,708	—	—	168,708
Total Assets	$1,873,708	$199,821,146	$—	$201,694,854
Liabilities Table
Other Financial Instruments+
Futures	$(87,047)	$—	$—	$(87,047)
Total Liabilities	$(87,047)	$—	$—	$(87,047)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At March 31, 2024, the following futures contracts were outstanding for Voya VACS Series SC Fund:

				Unrealized
	Number	Expiration	Notional	Appreciation/
Description	of Contracts	Date	Amount	(Depreciation)
Long Contracts:
U.S. Treasury 2-Year Note	85	06/28/24	$17,381,172	$(4,483)
U.S. Treasury Long Bond	18	06/18/24	2,167,875	33,008
U.S. Treasury Ultra Long Bond	9	06/18/24	1,161,000	13,993
			$20,710,047	$42,518
Short Contracts:
U.S. Treasury 5-Year Note	(182)	06/28/24	(19,476,844)	121,707
U.S. Treasury 10-Year Note	(47)	06/18/24	(5,207,453)	(31,738)
U.S. Treasury Ultra 10-Year Note	(82)	06/18/24	(9,397,969)	(50,826)
			$(34,082,266)	$39,143

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of March 31, 2024 was as follows:

	Location on Statement
Derivatives not accounted for as hedging instruments	of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Variation margin receivable on futures contracts*	$168,708
Total Asset Derivatives		$168,708

See Accompanying Notes to Financial Statements

Voya VACS Series SC Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

	Location on Statement
Derivatives not accounted for as hedging instruments	of Assets and Liabilities	Fair Value
Liability Derivatives
Interest rate contracts	Variation margin payable on futures contracts*	$87,047
Total Liability Derivatives		$87,047

*	The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the tables within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2024 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$1,283,590
Total	$1,283,590

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$1,528,703
Total	$1,528,703

At March 31, 2024, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $192,868,783.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$9,980,427
Gross Unrealized Depreciation	(1,241,403)
Net Unrealized Appreciation	$8,739,024

See Accompanying Notes to Financial Statements

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended March 31, 2024 were as follows:

Fund Name	Type	Per Share Amount
Voya VACS Series EMCD Fund	NII	$0.4967
Voya VACS Series EMHCD Fund	NII	$0.6652
All Classes	STCG	$0.0489
All Classes	LTCG	$0.0298
Voya VACS Series HYB Fund	NII	$0.8183
Voya VACS Series SC Fund	NII	$0.4974
All Classes	STCG	$0.0365
All Classes	LTCG	$0.0320

NII - Net investment income

STCG - Short-term capital gain

LTCG - Long-term capital gain

Pursuant to Internal Revenue Code Section 871(k)(1), the Funds designate the following percentages of net investment income distributions as interest-related dividends:

Voya VACS Series EMCD Fund	12.51%

Voya VACS Series EMHCD Fund	27.25%

Voya VACS Series HYB Fund	99.49%

Voya VACS Series SC Fund	84.49%

The Funds designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):

Voya VACS Series EMHCD Fund	$ 440,410

Voya VACS Series SC Fund	$ 657,342

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of each Trust are managed under the direction of the Board. A Trustee, who is not an interested person of a Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees

Colleen D. Baldwin (1960) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Chairperson Trustee	January 2020 – Present VFT – November 2007 – Present VSPT – July 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	138	Stanley Global Engineering (2020 – Present).

John V. Boyer (1953) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	VFT – January 2005 – Present VSPT – May 2007 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	138	None.

Martin J. Gavin (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	August 2015 – Present	Retired.	138	None.

Joseph E. Obermeyer (1957) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	138	None.

Sheryl K. Pressler (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	VFT – January 2006 – Present VSPT – May 2007 – Present	Consultant (May 2001 – Present).	138	Centerra Gold Inc. (May 2008 – Present)

Christopher P. Sullivan (1954) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	October 2015 – Present	Retired.	138	None.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Credit Income Fund; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of April 30, 2024.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Andy Simonoff (1973) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	President and Chief Executive Officer	January 2023 – Present	Director, President and Chief Executive Officer, Voya Funds Services, LLC, Voya Capital, LLC and Voya Investments, LLC (January 2023 – Present); Managing Director, Chief Strategy and Transformation Officer, Voya Investment Management (January 2020 – Present). Formerly, Managing Director, Head of Business Management, Voya Investment Management (March 2019 – January 2020); Managing Director, Head of Business Management, Fixed Income, Voya Investment Management (November 2015 – March 2019).

Jonathan Nash (1967) 230 Park Avenue New York, New York 10169	Executive Vice President and Chief Investment Risk Officer	March 2020 – Present	Head of Investment Risk for Equity and Funds, Voya Investment Management (April 2024 – Present); Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020 – Present). Formerly, Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – March 2024); Vice President, Voya Investments, LLC (September 2018 – March 2020).

Steven Hartstein (1963) 230 Park Avenue New York, New York 10169	Chief Compliance Officer	December 2022 – Present	Senior Vice President, Voya Investment Management (December 2022 – Present). Formerly, Head of Funds Compliance, Brighthouse Financial, Inc. and Chief Compliance Officer – Brighthouse Funds and Brighthouse Investment Advisers, LLC (March 2017- December 2022).

Todd Modic (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President, Chief/ Principal Financial Officer and Assistant Secretary	VFT – March 2005 – Present VSPT – March 2007 – Present	Director and Senior Vice President, Voya Capital, LLC, and Voya Funds Services, LLC (September 2022 – Present); Director, Voya Investments, LLC (September 2022 – Present); Senior Vice President, Voya Investments, LLC (April 2005 – Present). Formerly, President, Voya Funds Services, LLC (March 2018 – September 2022).

Kimberly A. Anderson (1964) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	VFT – November 2003 – Present VSPT – March 2007 – Present	Senior Vice President, Voya Investments, LLC (September 2003 − Present).

Sara M. Donaldson (1959) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022 – Present	Senior Vice President, Voya Investments, LLC (February 2022 – Present); Senior Vice President, Head of Active Ownership, Voya Investment Management (September 2021 – Present). Formerly, Vice President, Voya Investments, LLC (October 2015 – February 2022); Vice President, Head of Proxy Voting, Voya Investment Management (October 2015 – August 2021).

Jason Kadavy (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	September 2023 - Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (September 2023 – Present); Formerly, Vice President, Voya Investments, LLC (October 2015 - September 2023); Vice President, Voya Funds Services, LLC (July 2007 – September 2023).

Andrew K. Schlueter (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022 – Present	Senior Vice President, Head of Investment Operations Support, Voya Investment Management (April 2023 – Present); Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018-Present); Formerly, Vice President, Head of Mutual Fund Operations, Voya Investment Management (March 2022 – March 2023); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – February 2022).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Joanne F. Osberg (1982) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President Secretary	March 2023 - Present September 2020 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department, Senior Vice President and Secretary, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2023 – Present). Formerly, Secretary, Voya Capital, LLC (August 2022 - March 2023); Vice President and Secretary, Voya Investments, LLC and Voya Funds Services, LLC, Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – March 2023). Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).

Robert Terris (1970) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Senior Vice President	VFT – May 2006 – Present VSPT – March 2007 – Present	Senior Vice President, Head of Future State Operating Model Design, Voya Investment Management (April 2023 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Funds Services, LLC (March 2006 – Present).

Fred Bedoya (1973) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President Principal Accounting Officer and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present); Vice President, Voya Funds Services, LLC (July 2012 - Present).

Robyn L. Ichilov (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	VFT – October 2000 – Present VSPT – March 2007 – Present	Vice President, Voya Investments, LLC (August 1997 – Present); Vice President, Voya Funds Services, LLC (November 1995 - Present).

Erica McKenna (1972) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	June 2022 – Present	Vice President, Head of Mutual Fund Compliance, and Chief Compliance Officer, Voya Investments, LLC (May 2022 – Present). Formerly, Vice President, Fund Compliance Manager, Voya Investments, LLC (March 2021 – May 2022); Assistant Vice President, Fund Compliance Manager, Voya Investments, LLC (December 2016 – March 2021).

Craig Wheeler (1969) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).

Gizachew Wubishet (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President and Assistant Secretary	March 2024 - Present	Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2024 – Present). Formerly, Assistant Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (May 2019 – February 2024); Attorney, Ropes & Gray LLP (October 2011 – April 2019).

Nicholas C.D. Ward (1993) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Assistant Vice President and Assistant Secretary	June 2022 – Present	Assistant Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2024 – Present). Formerly, Counsel, Voya Investment Management – Mutual Fund Legal Department (November 2021 – February 2024); Associate, Dechert LLP (October 2018 – November 2021).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Monia Piacenti (1976) One Orange Way Windsor, Connecticut 06095	Anti-Money Laundering Officer	June 2018 – Present	Compliance Manager, Voya Financial, Inc. (March 2023 – Present); Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present). Formerly, Compliance Consultant, Voya Financial, Inc. (January 2019 – February 2023).

(1)       The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB-ADVISORY CONTRACTS

At a meeting held on November 16, 2023, the Board of Trustees (“Board”) of Voya Funds Trust and Voya Separate Portfolios Trust (collectively, the “Trusts”), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of Voya VACS Series EMCD Fund (the “EMCD Fund”), Voya VACS Series EMHCD Fund (the “EMHCD Fund”), Voya VACS Series SC Fund (the “SC Fund”), and Voya VACS Series HYB Fund (the “HYB Fund,” and together with the EMCD Fund, EMHCD Fund and SC Fund, the “Funds”), each a series of the Trusts, as such term is defined under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Trusts, on behalf of the Funds, and the sub-advisory contracts (the “Sub-Advisory Contracts,” and together with the Management Contracts, the “Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to each Fund (the “Sub-Adviser”), for an additional one-year period ending November 30, 2024.

In addition to the Board meeting on November 16, 2023, the Independent Trustees also held meetings outside the presence of representatives of the Manager and Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 9, 2023 and November 14, 2023. At those meetings, the Board members reviewed and considered materials related to the proposed continuance of the Contracts that they had requested and believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. The Board also considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other relevant matters. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.

The Board has established a Contracts Committee and two Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process for the Voya funds, among other functions, and each IRC meets several times throughout the year with respect to each Voya fund (assigned to that IRC) to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers.

The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”), which sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant to the contracts renewal process for the Voya funds. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Fund (“Selected Peer Group”) based on that Fund’s particular attributes; and (2) updates to the Methodology Guide with respect to the content and format of various data prepared in connection with the renewal process. In addition, the Independent Trustees periodically have retained an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.

The Manager or Sub-Adviser may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation based on the information that was provided. In such cases, the omission of any such information was determined to not be material to the Board’s considerations.

Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was most relevant to its consideration.

Nature, Extent and Quality of Services

The Manager oversees, subject to the authority of the Board, and is responsible for the provision of, all investment advisory and portfolio management services for the Funds, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Funds as set forth in the Management Contracts, including oversight of the Funds’ operations and risk management and the oversight of their various other service providers.

The Board considered the “manager-of-managers” structure of the Voya funds that has been developed by the

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the Sub-Adviser’s investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions with respect to the Funds under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing due diligence and oversight with respect to the sub-advisers and to recommend appropriate changes in investment strategies, sub-advisers, or allocation among sub-advisers in an effort to improve a Voya fund’s performance. In connection with the Manager’s performance of these duties, the Board considered that the Manager has developed an oversight process formulated by its Manager Research & Selection Group that reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site or virtual visits, and telephonic meetings with the Sub-Adviser.

Further, the Board considered periodic compliance reports it receives from the Trusts’ Chief Compliance Officer evaluating, among other related matters, whether the regulatory compliance systems and procedures of the Manager and Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Fund are complied with on a consistent basis.

The Board considered the portfolio management team assigned by the Sub-Adviser to the Funds and the level of resources committed to the Funds (and other relevant funds in the Voya funds) by the Manager and Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Funds.

Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and Sub-Adviser under the Contracts were appropriate.

Fund Performance

In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of the EMCD Fund, including its investment performance over certain time periods compared to the Fund’s Morningstar, Inc. (an independent provider of mutual fund data) category and primary benchmark, a broad-based securities market index. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of EMCD Fund’s performance and risk, including risk-adjusted investment return information, from the Trusts’ Chief Investment Risk Officer. With respect to the EMHCD Fund, the SC Fund and HYB Fund, the Board considered that each Fund had limited performance history as it was launched in early 2023 and that it was reasonable to provide more time for the purpose of evaluating the Fund’s performance.

Economies of Scale

When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and Sub-Adviser as a Fund grows larger and the extent to which any such economies are shared with the Fund. The Board also considered that, while the Funds do not have management fee breakpoints, they have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager could be shared with the Funds through such fee waivers, expense reimbursements or other expense reductions.

Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients

The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from the Funds, the Board took into account the underlying rationale provided by the Manager or Sub-Adviser, as applicable, for these differences.

Fee Schedules, Profitability, and Fall-out Benefits

The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Fund to the Manager compared to the Fund’s Selected Peer Group. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for each Fund, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered the fee waivers, expense limitations, and recoupment arrangements that apply to the fees payable by the Funds, including whether the Manager proposed any changes thereto. For each Fund, the Board separately

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Fund, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Fund. In analyzing the profitability of the Manager and its affiliates in connection with services they render to the Funds, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Fund both with and without taking into account the profitability of the distributor of the Funds and any revenue sharing payments made by the Manager.

Although the Methodology Guide establishes a framework for profit calculation by the Manager and its affiliated Sub-Adviser, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Funds’ operations may not be fully reflected in the expenses allocated to each Fund in determining profitability. The Board also recognized that the information presented may not portray all of the costs borne by the Manager or reflect all of the risks associated with offering and managing a mutual fund complex in the current regulatory and market environment, including entrepreneurial, regulatory, legal and operational risks.

The Board also considered that the Manager and the Voya-affiliated Sub-Adviser are entitled to earn a reasonable level of profits for the services that they provide to the Funds. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Funds. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Funds and the Manager’s and Sub-Adviser’s potential fall-out benefits were not unreasonable.

Fund-by-Fund Analysis

Set forth below are certain of the specific factors that the Board considered at its October 9, 2023, November 14, 2023, and/or November 16, 2023 meetings in relation to approving each Fund’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. The performance data provided to the Board for the EMCD Fund primarily was for various periods ended March 31, 2023. In addition, the Board also considered at its October 9, 2023, November 14, 2023, and/or November 16, 2023 meetings certain additional data regarding the EMCD Fund’s more recent performance, asset levels and asset flows. Each Fund’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile and quartile rankings noted below, the first quintile or quartile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile or fourth quartile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.

EMCD Fund

In considering whether to approve the renewal of the Contracts for the EMCD Fund, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Fund is ranked in the first quintile of its Morningstar, Inc. category for the one-year, three-year, five-year and ten-year periods, and the third quintile for the year-to-date period; and (2) the Fund outperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it underperformed.

In considering the fees payable under the Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the first quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is ranked in the fourth quintile of net expense ratios of the funds in its Selected Peer Group.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

EMHCD Fund

In considering whether to approve the renewal of the Contracts for the EMHCD Fund, the Board considered that the Fund had limited performance history as it was launched in February 2023.

In considering the fees payable under the Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Fund is ranked in the first quartile of contractual management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Fund is ranked in the third quartile of net expense ratios of the funds in its Selected Peer Group.

SC Fund

In considering whether to approve the renewal of the Contracts for the SC Fund, the Board considered that the Fund had limited performance history as it was launched in January 2023.

In considering the fees payable under the Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Fund is ranked in the first quartile of contractual management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Fund is ranked in the first quartile of net expense ratios of the funds in its Selected Peer Group.

HYB Fund

In considering whether to approve the renewal of the Contracts for the HYB Fund, the Board considered that the Fund had limited performance history as it was launched in February 2023.

In considering the fees payable under the Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Fund is ranked in the first quartile of contractual management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Fund is ranked in the second quartile of net expense ratios of the funds in its Selected Peer Group.

Board Conclusions

After its deliberation, the Board concluded that, in its business judgment, the terms of the Contracts are fair and reasonable to each Fund and that approval of the continuation of the Contracts is in the best interests of each Fund and its shareholders. In doing so, the Board reviewed all factors it considered to be material, including those discussed above. Within the context of its overall conclusions regarding the Contracts, and based on the information provided and management’s related representations, the Board concluded that it was satisfied with management’s responses relating to each Fund’s investment performance and the fees payable under the Contracts. During this renewal process, each Board member may have accorded different weight to various factors in reaching his or her conclusions. Based on these conclusions and other factors, the Board voted to renew the Contracts for each Fund for the year ending November 30, 2024.

Investment Adviser	Independent Registered Public Accounting Firm
Voya Investments, LLC	Ernst & Young LLP
7337 East Doubletree Ranch Road, Suite 100	200 Clarendon Street
Scottsdale, Arizona 85258	Boston, Massachusetts 02116

Distributor	Custodian
Voya Investments Distributor, LLC	The Bank of New York Mellon
7337 East Doubletree Ranch Road, Suite 100	225 Liberty Street
Scottsdale, Arizona 85258	New York, New York 10286

Placement Agent	Legal Counsel
BNY Mellon Investment Servicing (U.S.) Inc.	Ropes & Gray LLP
301 Bellevue Parkway	Prudential Tower
Wilmington, Delaware 19809	800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com	220645 (0324)

(b)            Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 13(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Martin J. Gavin, and Joseph E. Obermeyer are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Gavin, and Mr. Obermeyer are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Below are the amount of fees that Ernst & Young LLP (“EY”), the Registrant’s current Independent Registered Public Accounting Firm, billed and paid to the Fund during the Fund’s fiscal years ended March 31, 2024 and March 31, 2023.

(a)	Audit Fees: The aggregate fees billed and paid for each of the last two fiscal years for professional services rendered by Ernst & Young LLP (“EY”), the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $110,957 for the year ended March 31, 2024 and $125,370 for the year ended March 31, 2023.

(b)	Audit-Related Fees: The aggregate fees billed and paid in each of the last two fiscal years for assurance and related services by EY that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended March 31, 2024 and $0 for the year ended March 31, 2023.

(c)	Tax Fees: The aggregate fees billed and paid in each of the last two fiscal years for professional services rendered by EY for tax compliance, tax advice, and tax planning were $51,150 for the year ended March 31, 2024 and $27,900 for the year ended March 31, 2023. Such services included review of excise distribution calculations (if applicable), preparation of the Registrants’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed and paid in each of the last two fiscal years for products and services provided by EY, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended March 31, 2024 and $0 for the year ended March 31, 2023.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

Appendix A

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.            Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

1

II.            Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.            Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-CEN or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.            Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.            Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.            Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.       Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.            Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.            Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Last Approved:    November 16, 2023

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2024 through December 31, 2024

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $840 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2024 through December 31, 2024

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2024 through December 31, 2024

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions (Funds fees)	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued Pre-Approved Tax Services for the Pre-Approval Period January 1, 2024 through December 31, 2024

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax and technology training sessions		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Tax compliance services related to return preparation for the Funds (Adviser Fees)		√	As presented to Audit Committee[3]
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, year-end reporting for 1099’s, tax compliance services in foreign jurisdictions and similar routine tax consultations as requested.	√		Not to exceed $300,000 during the Pre-Approval Period
EU Reclaims IRS Closing Agreement Filings	√		$20,000 per Fund first closing agreement, $5,000 for subsequent closing agreements for same Fund

[3]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2024 through December 31, 2024

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,700 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated:            January 1, 2024 to December 31, 2024

●	Bookkeeping or other services related to the accounting records or financial statements of the Funds

●	Financial information systems design and implementation

●	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

●	Actuarial services

●	Internal audit outsourcing services

●	Management functions

●	Human resources

●	Broker-dealer, investment adviser, or investment banking services

●	Legal services

●	Expert services unrelated to the audit

●	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA CREDIT INCOME FUND

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INVESTORS TRUST

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA SEPARATE PORTFOLIOS TRUST

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of EY if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed and paid to the Registrant by the independent registered public accounting firm for the Registrant’s fiscal years ended March 31, 2024 and March 31, 2023; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2024	2023
Voya Separate Portfolios Trust	$51,150	$27,900
Voya Investments, LLC (1)	$20,108,761	$12,786,749

(1) The Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining EY’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Separate Portfolios Trust

By	/s/ Andy Simonoff
Andy Simonoff
Chief Executive Officer

Date: June 7, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Andy Simonoff
Andy Simonoff
Chief Executive Officer

Date: June 7, 2024

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: June 7, 2024